As Filed with the U.S. Securities and Exchange Commission on March 2, 2009

                                              File Nos. 333-101625 and 811-21261

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

                       Pre-Effective Amendment No.___ ( )

                       Post-Effective Amendment No. 11 (X)
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 (X)

                              Amendment No. 12 (X)

                                 RYDEX ETF TRUST
               (Exact Name of Registrant as Specified in Charter)

            9601 Blackwell Road, Suite 500, Rockville, Maryland 20850
               (Address of Principal Executive Offices) (Zip Code)

                                  (301)296-5100
              (Registrant's Telephone Number, Including Area Code)

                               Carl G. Verboncoeur
                               9601 Blackwell Road
                                    Suite 500
                            Rockville, Maryland 20850
               (Name and Address of Agent for Service of Process)

                                   Copies to:

                          W. John McGuire Morgan, Lewis
                                  & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

_X_ immediately upon filing pursuant to paragraph (b) of rule 485
___ on (date) pursuant to paragraph (b)(1)(v) of rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of rule 485
___ on (date) pursuant to paragraph (a)(1) of rule 485
___ 75 days after filing pursuant to paragraph (a)(2) of rule 485
___ on (date) pursuant to paragraph (a)(2) of rule 485

                                                                 RYDEX ETF TRUST
                                                                   MARCH 1, 2009


                                                      RYDEX S&P EQUAL WEIGHT ETF
                                                     RYDEX RUSSELL TOP 50(R) ETF


                                                        (RYDEX INVESTMENTS LOGO)
                                                 ESSENTIAL FOR MODERN MARKETS(R)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


RYDEX ETF TRUST OVERVIEW..................................................    1
RYDEX S&P EQUAL WEIGHT ETF................................................    2
RYDEX RUSSELL TOP 50(R) ETF...............................................    2
PRINCIPAL RISKS OF INVESTING IN THE FUNDS.................................    3
DESCRIPTIONS OF PRINCIPAL RISKS...........................................    3
FUND PERFORMANCE..........................................................    4
FUND FEES AND EXPENSES....................................................    6
MORE INFORMATION ABOUT THE FUNDS..........................................    8
BENCHMARKS AND INVESTMENT METHODOLOGY.....................................    8
SHAREHOLDER INFORMATION...................................................    9
DISTRIBUTION PLAN.........................................................   11
DIVIDENDS AND DISTRIBUTIONS...............................................   11
TAX INFORMATION...........................................................   11
MANAGEMENT OF THE FUNDS...................................................   12
FINANCIAL HIGHLIGHTS......................................................   14
INDEX PUBLISHERS INFORMATION..............................................   16
SUPPLEMENTAL INFORMATION..................................................   17
ADDITIONAL INFORMATION....................................................   19

                                  PROSPECTUS 1


                                 RYDEX ETF TRUST
            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 - 301.296.5100 - WWW.RYDEXINVESTMENTS.COM

                           RYDEX S&P EQUAL WEIGHT ETF

                          RYDEX RUSSELL TOP 50(R) ETF


Rydex ETF Trust (the "Trust") is an investment company offering a number of professionally managed investment portfolios (funds) that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds, each a ("Fund") and together (the "Funds"):


RYDEX S&P EQUAL WEIGHT ETF - Rydex S&P Equal Weight ETF

RYDEX RUSSELL TOP 50(R) ETF - Rydex Russell Top 50(R) ETF


The Funds are advised by PADCO Advisors II, Inc., which operates under the name Rydex Investments ("Rydex" or the "Advisor"). The shares of the Funds are listed for trading on the NYSE Arca, Inc. (the "Exchange"). Market prices for a Fund's shares may be different from its net asset value per share ("NAV"). For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds. The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, or multiples thereof, called a "Creation Unit." Creation Units of a Fund are issued and redeemed principally in-kind for securities included in the Fund's underlying index. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit. For a more detailed discussion, see the "Creations and Redemptions" section herein. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES.

Rydex S&P Equal Weight ETF (RSP)


FUND OBJECTIVE

The Rydex S&P Equal Weight ETF's investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of the S&P Equal Weight Index (the "Underlying Index"). The investment objective of the Rydex S&P Equal Weight ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P Equal Weight ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund's performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P Equal Weight ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Large-Capitalization Securities Risk

     -    Liquidity Risk

     -    Market Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 3 for a discussion of each of the principal risks that apply to the Fund.


Rydex Russell Top 50(R) ETF (XLG)


FUND OBJECTIVE


The Rydex Russell Top 50(R) ETF's investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of the Russell Top 50(R) Index (the "Underlying Index"). The investment objective of the Rydex Russell Top 50(R) ETF is non-fundamental and may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGY

The Rydex Russell Top 50(R) ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. The Fund offers investors access to the largest capitalization segment in the U.S. equity universe representing approximately 40% of the U.S. stock market. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex Russell Top 50(R) ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Large-Capitalization Securities Risk

     -    Liquidity Risk

     -    Market Risk

     -    Non-Diversification Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 3 for a discussion of each of the principal risks that apply to the Fund.

                                  PROSPECTUS 3



PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares. Please see "Descriptions of Principal Risks" immediately following the table for more detailed information about the principal risks of the Funds.

                                           Rydex S&P      Rydex Russell
                                       Equal Weight ETF   Top 50(R) ETF
                                       ----------------   -------------
Early Closing Risk                             X                X
Large-Capitalization Securities Risk           X                X
Liquidity Risk                                 X                X
Market Risk                                    X                X
Non-Diversification Risk                                        X
Tracking Error Risk                            X                X
Trading Risk                                   X                X

DESCRIPTIONS OF PRINCIPAL RISKS

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."


MARKET RISK - The Fund may invest in public and privately issued equity securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of equity securities. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and derivatives may fluctuate drastically from day to day.


NON-DIVERSIFICATION RISK - Because the Fund is non-diversified, it may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


TRACKING ERROR RISK - Tracking error risk refers to the risk that the advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund's performance to be less than you expect.

TRADING RISK - Shares may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their
NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. In addition, although the Fund's shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.


FUND PERFORMANCE

The following bar charts show the performance of the shares of each Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Funds. The following tables show the performance of the shares of each Fund as an average over different periods of time in comparison to the performance of a broad market index. The figures in the bar charts and tables assume the reinvestment of dividends and capital gains distributions. The after-tax returns are calculated using the highest historical federal income and capital gains tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Returns After Taxes on Distributions assume a continued investment in a Fund and show the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Of course, this past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Supplemental information about the Funds' performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                                  PROSPECTUS 5


RYDEX S&P EQUAL WEIGHT ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)


2004    16.50%
2005     7.65%
2006    15.32%
2007     1.11%
2008   -40.40%

Highest Quarter Return
(QUARTER ENDED 12/31/2004)   12.19%

Lowest Quarter Return
(QUARTER ENDED 12/31/2008)   -26.82%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2008)

                                                              Past 1                  Since Inception
                                                               Year    Past 5 Years     (4/24/2003)
                                                              ------   ------------   ---------------
Return Before Taxes                                           -40.40%     -2.71%           2.90%
Return After Taxes on Distributions                           -40.76%     -3.01%           2.58%
Return After Taxes on Distributions and Sale of Fund Shares   -26.18%     -2.14%           2.64%
S&P 500 Index(1)                                              -37.00%     -2.19%           1.78%
S&P Equal Weight Index(2)                                     -40.99%     -3.77%           1.76%

(1) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("S&P") ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

(2) THE S&P EQUAL WEIGHT INDEX IS AN UNMANAGED EQUAL-WEIGHTED VERSION OF THE S&P 500(R) INDEX. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

RYDEX RUSSELL TOP 50(R) ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)

2006    17.86%
2007     4.65%
2008   -33.75%

Highest Quarter Return
(QUARTER ENDED 09/30/2006)   8.27%

Lowest Quarter Return
(QUARTER ENDED 12/31/2008)   -18.71%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2008)

                                                              Past 1   Since Inception
                                                               Year       (5/4/2005)
                                                              ------   ---------------
Return Before Taxes                                           -33.75%       -4.64%
Return After Taxes on Distributions                           -34.33%       -5.06%
Return After Taxes on Distributions and Sale of Fund Shares   -21.86%       -3.95%
Russell Top 50(R) Index(3)                                    -35.10%       -5.35%

(3) THE RUSSELL TOP 50(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF THE 50 LARGEST COMPANIES IN THE RUSSELL 3000(R) INDEX. THE RUSSELL 3000(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT OFFERS INVESTORS ACCESS TO THE BROAD U.S. EQUITY UNIVERSE REPRESENTING APPROXIMATELY 98% OF THE U.S. EQUITY MARKET. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds described in this Prospectus.


                                                      Rydex S&P    Rydex Russell
                                                    Equal Weight     Top 50(R)
                                                    ------------   -------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)(A)
A.  CREATION TRANSACTION FEES(B)
Through NSCC                                           $2,000         $ 500
Outside NSCC                                        up to $8,000    up to $2,000
B.  REDEMPTION TRANSACTION FEES(C)
Through NSCC                                           $2,000         $ 500
Outside NSCC                                        up to $8,000    up to $2,000
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (D)
Management Fees                                          0.40%         0.20%
Distribution (12b-1) Fees (e)                            None          None
Other Expenses (f, g)                                    None          None
                                                        -----         -----
Total Annual Fund Operating Expenses                     0.40%         0.20%
                                                        =====         =====

A) MOST INVESTORS WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS WHEN BUYING OR SELLING SHARES OF THE FUND.

B) THE CREATION TRANSACTION FEE IS THE SAME REGARDLESS OF THE NUMBER OF CREATION UNITS PURCHASED PURSUANT TO ANY ONE CREATION ORDER. ONE CREATION UNIT CONSISTS OF 50,000 SHARES.

C) THE REDEMPTION TRANSACTION FEE IS THE SAME REGARDLESS OF THE NUMBER OF CREATION UNITS REDEEMED PURSUANT TO ANY ONE REDEMPTION ORDER.

D)   EXPRESSED AS A PERCENTAGE OF NET ASSETS.

E) THE FUNDS HAVE ADOPTED A DISTRIBUTION (12B-1) PLAN PURSUANT TO WHICH THE FUNDS MAY BE SUBJECT TO AN ANNUAL 12B-1 FEE OF UP TO 0.25%. HOWEVER, NO SUCH FEE IS CURRENTLY CHARGED TO THE FUNDS AND NO SUCH FEES WILL BE CHARGED PRIOR TO MARCH 1, 2010.

F) THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING THE MANAGEMENT FEES, INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, ANY FUTURE DISTRIBUTION FEES OR EXPENSES, AND EXTRAORDINARY EXPENSES. OTHER EXPENSES ARE THEREFORE ESTIMATED TO BE LESS THAN 0.01% FOR THE FISCAL YEAR ENDING OCTOBER 31, 2009.

G) THE FUNDS INVEST IN A MONEY MARKET FUND PURSUANT TO A CASH SWEEP AGREEMENT. AS A SHAREHOLDER IN A MONEY MARKET FUND (THE "ACQUIRED FUND"), THE FUNDS WILL INDIRECTLY BEAR THEIR PROPORTIONATE SHARE OF THE FEES AND EXPENSES OF THE ACQUIRED FUND. THE ACQUIRED FUND'S FEES AND EXPENSES AMOUNT TO LESS THAN .001%.


EXAMPLE

The Examples that follow are intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The Examples do not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Funds. If the commissions were included, your costs would be higher.

The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, the Examples reflect your cost based on these assumptions.


FUND                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                          ------   -------   -------   --------
RYDEX S&P EQUAL WEIGHT ETF      $41      $129      $225      $508
RYDEX RUSSELL TOP 50(R) ETF     $21      $ 65      $113      $257

                                  PROSPECTUS 7


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES


The Funds issue and redeem shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee ("Creation Transaction Fee") or redemption transaction fee ("Redemption Transaction Fee"), as applicable, will be assessed per transaction, which is intended to approximate the issuance or redemption transaction costs incurred by the Funds. The Creation Transaction Fee and Redemption Transaction Fee for each Fund are listed below. An additional charge of up to four (4) times the standard transaction fee may be imposed for creations and redemptions effected outside the National Securities Clearing Corporation's ("NSCC") usual clearing process or for cash. Shareholders who hold Creation Units will also pay the annual Fund operating expenses described in the table above.


RYDEX S&P EQUAL WEIGHT ETF


The Creation Transaction Fee per transaction is $2,000 and the Redemption Transaction Fee per transaction is $2,000. Assuming an investment in a Creation Unit of $1,385,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $7,681 if the Creation Unit is redeemed after one year, and $17,854 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $15,681 if the Creation Unit is redeemed after one year, and $25,854 if the Creation Unit is redeemed after three years.


RYDEX RUSSELL TOP 50(R) ETF


The Creation Transaction Fee per transaction is $500 and the Redemption Transaction Fee per transaction is $500. Assuming an investment in a Creation Unit of $3,573,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $7,829 if the Creation Unit is redeemed after one year, and $23,080 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $9,829 if the Creation Unit is redeemed after one year, and $25,080 if the Creation Unit is redeemed after three years.


For more information, see "Creations and Redemptions" and "Transaction Fees."

MORE INFORMATION ABOUT THE FUNDS:

BENCHMARKS AND INVESTMENT METHODOLOGY

Each Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The current benchmark used by each Fund is set forth below:


FUND                          BENCHMARK
----                          ---------
Rydex S&P Equal Weight ETF    S&P Equal Weight Index
Rydex Russell Top 50(R) ETF   Russell Top 50(R) Index

A BRIEF GUIDE TO THE UNDERLYING INDICES

RUSSELL TOP 50(R) INDEX. The Russell Top 50(R) Index is an unmanaged capitalization-weighted index comprised of the 50 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged capitalization-weighted index that offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. equity market. As of December 31, 2008, the Russell Top 50(R) Index included companies with a capitalization range of $4.2 billion to $406 billion.

S&P 500 EQUAL WEIGHT INDEX. The S&P 500 Equal Weight Index is an unmanaged equal-weighted version of the S&P 500 Index, which is an unmanaged capitalization-weighted index comprised of 500 common stocks, which are chosen by S&P on a statistical basis. Unlike the S&P 500, in which each constituent stock's weight is proportionate to its market value, each stock in the S&P 500 Equal Weight Index will be rebalanced quarterly to have the same target weighting as every other stock in the Underlying Index. As of December 31, 2008, the S&P 500 Equal Weight Index included companies with a capitalization range of $488 million to $406 billion.


ADDITIONAL INVESTMENT STRATEGIES

Although the Advisor intends to use a replication strategy, each Fund may hold up to 10% of its assets in securities not included in its Underlying Index. For example, a Fund may invest in securities not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions). Nonetheless, each Fund intends to always invest at least 90% of its assets in the securities of its Underlying Index. As long as the Funds invest at least 90% of their total assets in the securities of their respective Underlying Indices, the Funds may invest their other assets in futures contracts, options on futures contracts, options, and swaps related to their respective Underlying Indices, as well as cash and cash equivalents. This is a non-fundamental policy that can be changed by the Funds upon 60 days prior notice to shareholders.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Statement of Additional Information ("SAI").

                                  PROSPECTUS 9


INVESTING WITH RYDEX:

For more information on how to buy and sell shares of the Funds, call Rydex Client Services at 800.820.0888 or 301.296.5100 or visit www.rydexinvestments.com.

SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will incur customary brokerage commissions and charges when buying or selling shares through a broker.

Shares may be acquired and redeemed from the Funds ONLY in Creation Units of 50,000 shares, or multiples thereof, as discussed in the "Creations and Redemptions" section.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC"), or its nominee, is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (E.G., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account.

CALCULATING NAV

Each Fund calculates its NAV by:

-    Taking the current market value of its total assets

-    Subtracting any liabilities

-    Dividing that amount by the total number of shares owned by shareholders


The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the Exchange (normally, 4:00 p.m., Eastern Time).


In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. Because the Funds invest substantially all of their assets in the component securities included in their respective Underlying Indices, and these securities are selected for their market size, liquidity and industry group representation, it is expected that there would be limited circumstances in which the Funds would use fair value pricing - for example, if the exchange on which a portfolio security is primarily traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

SHARE TRADING PRICES

The trading prices of a Fund's shares listed on the Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of a Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such values and make no warranty as to their accuracy.

CREATIONS AND REDEMPTIONS


The shares of each Fund that trade on the Exchange are "created" at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or more. A "creator" enters into an authorized participant agreement (a "Participant Agreement") with Rydex Distributors, Inc. (the "Distributor"), the Funds' distributor, and deposits into a Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).


Similarly, shares can only be redeemed in Creation Units, generally 50,000 shares, principally in-kind for a portfolio of securities held by a Fund and a specified amount of cash together totaling the NAV of the Creation Unit(s). Shares are not redeemable from a Fund except when aggregated in Creation Units. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form prescribed in the Participant Agreement.

Creations and redemptions must be made through an authorized firm that is either a member of the Continuous Net Settlement System of the NSCC or a DTC Participant, and in each case, must have executed a Participant Agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures for the creation and redemption of Creation Units can be found in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (in contrast to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.

TRANSACTION FEES

Each Fund will impose a Creation Transaction Fee and a Redemption Transaction Fee to offset the Fund's transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The Creation and Redemption Transaction Fees for creations and redemptions are as follows:


                              CREATION AND REDEMPTION
FUND                              TRANSACTION FEES
----                          -----------------------
Rydex S&P Equal Weight ETF             $2,000
Rydex Russell Top 50(R) ETF            $  500


An additional charge of up to four (4) times the fixed transaction fee may be imposed on purchases or redemptions outside the NSCC's usual clearing process or for cash. Investors who use the services of a broker or other such intermediary may pay additional fees for these services.


The chart below shows the approximate value of one Creation Unit for the Funds as of December 31, 2008.


                                APPROXIMATE VALUE
FUND                          OF ONE CREATION UNIT
----                          --------------------
Rydex S&P Equal Weight ETF         $1,385,000
Rydex Russell Top 50(R) ETF        $3,573,500

More information on the creation and redemption process is included in the SAI.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Funds are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. The Trust's Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds' shares because the Funds sell and redeem their shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the authorized participant and the Distributor, principally in exchange for a basket of securities that mirrors the composition of each Fund's portfolio and a specified amount of cash. The Funds also impose a transaction fee on such Creation Unit transactions that is designed to offset the Funds' transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

                                  PROSPECTUS 11


DISTRIBUTION PLAN


The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor will, in turn, pay the Service Provider out of its fees.


No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2010. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay out dividends to shareholders at least annually. Each Fund distributes its net capital gains, if any, to shareholders annually.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.


     - Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations.


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as short-term gain or loss if held for one year or less. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser's aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer's basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors II, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception.


The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended October 31, 2008, based on the average daily net assets of each Fund, as set forth below:

FUND                          ADVISORY FEE
----                          ------------
Rydex S&P Equal Weight ETF        0.40%
Rydex Russell Top 50(R) ETF       0.20%


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, expenses of the Independent Trustees (including any Trustees' counsel fees), and extraordinary expenses.


A discussion regarding the basis for the Board's August 2008 approval of the Funds' investment advisory agreement is available in the Funds' October 31, 2008 Annual Report to Shareholders, which covers the period November 1, 2007 to October 31, 2008.

                                  PROSPECTUS 13


PORTFOLIO MANAGEMENT


The Funds are managed by a team of investment professionals, and on a day-to-day basis the following three individuals are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as CIO of Rydex Investments since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds, some of which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed each Fund since its inception.

MICHAEL J. DELLAPA, CFA, CAIA, Director of Alternative Investment Strategies - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Absolute Return Strategies Fund and the Hedged Equity Fund, which are offered in a separate prospectus. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which, with the exception of the Russell 2000(R) 1.5x Strategy Fund, are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed each Fund (except for the Russell 2000(R), High Yield Strategy, and Inverse High Yield Strategy Funds) since September 2005. He has co-managed the Russell 2000, High Yield Strategy, and Inverse High Yield Strategy Funds since each Fund's inception.

RYAN A. HARDER, CFA, Senior Portfolio Manager- Mr. Harder is involved in the management of all of the Rydex Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Absolute Return Strategies, Hedged Equity, High Yield Strategy and Inverse High Yield Strategy Funds, all of which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed each Fund since March 2008.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

FINANCIAL HIGHLIGHTS


The information below for the fiscal years ended October 31, 2006 through October 31, 2008 has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report is included in the Trust's Annual Report along with the Trust's financial statements.

For the fiscal years ended October 31, 2004 and October 31, 2005 for the Rydex S&P Equal Weight ETF and for the fiscal year ended October 31, 2005 for the Rydex Russell Top 50(R) ETF the financial highlights were audited by another independent registered public accounting firm.



                                                                                RYDEX S&P EQUAL WEIGHT ETF
                                                           -------------------------------------------------------------------
                                                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                           OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                               2008          2007       2006(1)(2)     2005(1)       2004(1)
                                                           -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD .................    $  50.63     $    46.06    $    39.68    $    35.70    $  31.61
                                                            --------     ----------    ----------    ----------    --------
Net Investment Income* .................................        0.72           0.59          0.52          0.43        0.37
Net Realized and Unrealized Gain (Loss) on Investments..      (20.64)          4.56          6.36          3.95        4.08
                                                            --------     ----------    ----------    ----------    --------
TOTAL FROM INVESTMENT OPERATIONS .......................      (19.92)          5.15          6.88          4.38        4.45
                                                            --------     ----------    ----------    ----------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income ..................................       (0.70)         (0.58)        (0.50)        (0.40)      (0.36)
                                                            --------     ----------    ----------    ----------    --------
NET ASSET VALUE AT END OF PERIOD .......................    $  30.01     $    50.63    $    46.06    $    39.68    $  35.70
                                                            ========     ==========    ==========    ==========    ========
TOTAL RETURN** .........................................      (39.75)%        11.23%        17.42%        12.29%      14.11%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (000's Omitted) ............    $843,417     $2,177,693    $1,759,797    $1,071,410    $485,636
RATIO TO AVERAGE NET ASSETS OF:
Expenses ...............................................        0.40%          0.40%         0.40%         0.40%       0.40%
Net Investment Income ..................................        1.65%          1.22%         1.21%         1.11%       1.09%
Portfolio Turnover Rate+ ...............................          32%            25%           16%           22%         55%

*    BASED ON AVERAGE SHARES OUTSTANDING.

** TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTION AT NET ASSET VALUE DURING THE PERIOD, AND REDEMPTION ON THE LAST DAY OF THE PERIOD. TRANSACTION FEES ARE NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN.

(1) ALL PER SHARE INFORMATION REPRESENTING DATA PRIOR TO APRIL 26, 2006 HAS BEEN ADJUSTED FOR THE EFFECT OF A 4 FOR 1 STOCK SPLIT WHICH OCCURRED ON APRIL 26, 2006.

(2) BEGINNING WITH THE YEAR ENDED OCTOBER 31, 2006, THE FUND WAS AUDITED BY ERNST & YOUNG LLP. THE PREVIOUS PERIODS WERE AUDITED BY ANOTHER INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

+ PORTFOLIO TURNOVER DOES NOT INCLUDE SECURITIES RECEIVED OR DELIVERED FROM PROCESSING CREATIONS OR REDEMPTIONS.

                                  PROSPECTUS 15


                                                                          RYDEX RUSSELL TOP 50(R) ETF
                                                            ------------------------------------------------------
                                                             YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                2008          2007        2006(1)         2005*
                                                            -----------   -----------   -----------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD ..................    $ 116.47      $ 104.15     $   91.39     $  91.51
                                                             --------      --------      --------     --------
Net Investment Income** .................................        2.34          2.15          1.92         0.79
Net Realized and Unrealized Gain (Loss) on Investments ..      (40.20)        12.25         12.71        (0.46)
                                                             --------      --------      --------     --------
TOTAL FROM INVESTMENT OPERATIONS ........................      (37.86)        14.40         14.63         0.33
                                                             --------      --------      --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income ...................................       (2.32)        (2.08)        (1.87)       (0.45)
                                                             --------      --------      --------     --------
NET ASSET VALUE AT END OF PERIOD ........................    $  76.29      $ 116.47      $ 104.15     $  91.39
                                                             ========      ========      ========     ========
TOTAL RETURN*** .........................................      (32.92)%       13.96%        16.18%        0.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (000's omitted) .............    $434,878      $681,355      $364,541     $137,085
RATIO TO AVERAGE NET ASSETS OF:
Expenses ................................................        0.20%         0.20%         0.20%        0.20%****
Net Investment Income ...................................        2.37%         1.96%         1.98%        1.74%****
Portfolio Turnover Rate+ ................................          10%            8%            7%           1%

*    THE FUND COMMENCED OPERATIONS ON MAY 4, 2005.

**   BASED ON AVERAGE SHARES OUTSTANDING.

*** TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTION AT NET ASSET VALUE DURING THE PERIOD, AND REDEMPTION ON THE LAST DAY OF THE PERIOD. TRANSACTION FEES ARE NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURN CALCULATED FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED.

**** ANNUALIZED.

(1) BEGINNING WITH THE YEAR ENDED OCTOBER 31, 2006, THE FUND WAS AUDITED BY ERNST & YOUNG LLP. THE PREVIOUS PERIODS WERE AUDITED BY ANOTHER INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

+ PORTFOLIO TURNOVER DOES NOT INCLUDE SECURITIES RECEIVED OR DELIVERED FROM PROCESSING CREATIONS OR REDEMPTIONS.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S


The Rydex S&P Equal Weight ETF (the "S&P Equal Weight Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the S&P Equal Weight Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P Equal Weight Fund particularly or the ability of the S&P Equal Weight Index (the "S&P Equal Weight Index") to track general stock market performance. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain of their trademarks and of the S&P Equal Weight Index which is determined, composed and calculated by S&P without regard to Licensee or the S&P Equal Weight Fund. S&P has no obligation to take the needs of Licensee or the owners of the S&P Equal Weight Fund into consideration in determining, composing or calculating the S&P Equal Weight Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P Equal Weight Fund or the timing of the issuance or sale of the S&P Equal Weight Fund or in the determination or calculation of the equation by which the S&P Equal Weight Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the S&P Equal Weight Fund.

S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to the results to be obtained by Licensee, owners of the S&P Equal Weight Fund, or any other person or entity from the use of the S&P Equal Weight Index or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Equal Weight Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Indexes or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500," are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc. and have been licensed for use by the Advisor.

FRANK RUSSELL COMPANY ("RUSSELL")

The Rydex Russell Top 50(R) ETF is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation or warranty, express or implied, to the owners of the Rydex Russell Top 50(R) ETF or any member of the public regarding the advisability of investing in securities generally or in the Rydex Russell Top 50(R) ETF particularly or the ability of the Russell Top 50(R) Index to track general stock market performance or a segment of the same. Russell's publication of the Russell Top 50(R) Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell Top 50(R) Index is based. Russell's only relationship to the Licensee is the licensing of certain trademarks and trade names of Russell and of the Russell Top 50(R) Index which is determined, composed and calculated by Russell without regard to the Licensee or the Rydex Russell Top 50(R) ETF. Russell is not responsible for and has not reviewed the Rydex Russell Top 50(R) ETF nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Top 50(R) Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Rydex Russell Top 50(R) ETF.

Russell does not guarantee the accuracy and/or the completeness of the Russell Top 50(R) Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to results to be obtained by the Licensee, investors, owners of the Rydex Russell Top 50(R) ETF, or any other person or entity from the use of the Russell Top 50(R) Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Russell Top 50(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Frank Russell(R)," "Russell(R)," and "Russell 2000(R)" are trademarks of Russell and have been licensed for use by the Licensee.


MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                  PROSPECTUS 17


SUPPLEMENTAL INFORMATION

I. PREMIUM/DISCOUNT INFORMATION

The tables that follow present information about the differences between the daily market price on secondary markets for shares of the Funds and each Fund's NAV. Net asset value, or "NAV," is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. A Fund's Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply of and demand for shares of the Funds.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a positive percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a negative percentage of the NAV.


The following information shows the frequency distribution of premiums and discounts for the Funds. The information shown for each Fund is for the year ended December 31, 2008.


Each line in the table shows the number of trading days in which the Funds traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.


                                                                   PERCENTAGE
                                   NUMBER OF DAYS                 OF TOTAL DAYS
                            ----------------------------   --------------------------
                              Rydex S&P                      Rydex S&P       Rydex
                            Equal Weight   Rydex Russell   Equal Weight   Russell Top
PREMIUM/DISCOUNT RANGE           ETF       Top 50(R) ETF        ETF        50(R) ETF
----------------------      ------------   -------------   ------------   -----------
BETWEEN 3.01% AND 8%               0              0            0.00%          0.00%
BETWEEN 1.01% AND 3%               2              1            0.80%          0.40%
BETWEEN 0.51% AND 1%               7              4            2.77%          1.58%
BETWEEN 0.26% AND 0.5%            13             15            5.13%          5.92%
BETWEEN 0.25% AND 0%             109            104           43.08%         41.11%
BETWEEN -0.01% AND -0.25%        102            113           40.32%         44.66%
BETWEEN -0.26% AND -0.5%          13             10            5.13%          3.95%
BETWEEN -0.51% AND -1%             5              4            1.97%          1.58%
BETWEEN -1.01% AND -3%             2              2            0.80%          0.80%
BETWEEN -3.01% AND -8%             0              0            0.00%          0.00%
                                 ---            ---           -----          -----
TOTAL                            253            253             100%           100%


II. TOTAL RETURN INFORMATION


The following tables present information about the total return of each Fund's Underlying Index and the total return of each Fund. The information presented for the Funds is for the period ended October 31, 2008.


"Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the Market Price per share of each Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since a Fund's shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

                          RYDEX S&P EQUAL WEIGHT ETF(1)

              AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS
-------------------------------------------------------   --------------------------
    YEAR ENDED 10/31/08         INCEPTION TO 10/31/08        INCEPTION TO 10/31/08
---------------------------   -------------------------   --------------------------
                  S&P Equal                   S&P Equal                    S&P Equal
                    Weight                      Weight                       Weight
  NAV    Market     Index      NAV   Market     Index      NAV    Market     Index
------   ------   ---------   ----   ------   ---------   -----   ------   ---------
-39.75%  -39.67%   -39.19%    4.39%   4.39%     6.45%     26.78%  26.76%     42.03%

                         RYDEX RUSSELL TOP 50(R) ETF(2)

              AVERAGE ANNUAL TOTAL RETURNS                   CUMULATIVE TOTAL RETURNS
--------------------------------------------------------   ---------------------------
    YEAR ENDED 10/31/08          INCEPTION TO 10/31/08        INCEPTION TO 10/31/08
---------------------------   --------------------------   ---------------------------
                   Russell                      Russell                       Russell
                  Top 50(R)                    Top 50(R)                     Top 50(R)
  NAV    Market     Index      NAV    Market     Index       NAV    Market     Index
------   ------   ---------   -----   ------   ---------   ------   ------   ---------
-32.92%  -32.95%   -33.01%    -3.24%  -3.28%     -2.78%    -10.86%  -11.0%     -9.44%


(1) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P EQUAL WEIGHT ETF (APRIL 24, 2003).

(2) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX RUSSELL TOP 50(R) ETF (MAY 4, 2005).

                                  PROSPECTUS 19


ADDITIONAL INFORMATION


ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MARCH 1, 2009. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.


YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX ETF TRUST, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-21261.

(RYDEX INVESTMENTS LOGO)
ESSENTIAL FOR MODERN MARKETS(R)

9601 Blackwell Road
Suite 500
Rockville, MD 20850
800.820.0888
www.rydexinvestments.com
ETFRX-1-0309x0310

                                                                 RYDEX ETF TRUST

                                                                   MARCH 1, 2009

                                                       RYDEX S&P PURE STYLE ETFS
                                                    RYDEX S&P 500 PURE VALUE ETF
                                                   RYDEX S&P 500 PURE GROWTH ETF
                                             RYDEX S&P MIDCAP 400 PURE VALUE ETF
                                            RYDEX S&P MIDCAP 400 PURE GROWTH ETF
                                           RYDEX S&P SMALLCAP 600 PURE VALUE ETF
                                          RYDEX S&P SMALLCAP 600 PURE GROWTH ETF

                                              RYDEX S&P EQUAL WEIGHT SECTOR ETFS
                               RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF
                                     RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF
                                               RYDEX S&P EQUAL WEIGHT ENERGY ETF
                                           RYDEX S&P EQUAL WEIGHT FINANCIALS ETF
                                          RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF
                                          RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF
                                            RYDEX S&P EQUAL WEIGHT MATERIALS ETF
                                           RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF
                                            RYDEX S&P EQUAL WEIGHT UTILITIES ETF

                                                        (RYDEX INVESTMENTS LOGO)
                                                 ESSENTIAL FOR MODERN MARKETS(R)

The Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


RYDEX ETF TRUST OVERVIEW ...............................................    1
RYDEX S&P PURE STYLE ETFS
   RYDEX S&P 500 PURE VALUE ETF ........................................    2
   RYDEX S&P 500 PURE GROWTH ETF .......................................    3
   RYDEX S&P MIDCAP 400 PURE VALUE ETF .................................    4
   RYDEX S&P MIDCAP 400 PURE GROWTH ETF ................................    5
   RYDEX S&P SMALLCAP 600 PURE VALUE ETF ...............................    6
   RYDEX S&P SMALLCAP 600 PURE GROWTH ETF ..............................    7
RYDEX S&P EQUAL WEIGHT SECTOR ETFS
   RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF ...................    8
   RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF .........................    9
   RYDEX S&P EQUAL WEIGHT ENERGY ETF ...................................   10
   RYDEX S&P EQUAL WEIGHT FINANCIALS ETF ...............................   11
   RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF ..............................   12
   RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF ..............................   13
   RYDEX S&P EQUAL WEIGHT MATERIALS ETF ................................   14
   RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF ...............................   15
   RYDEX S&P EQUAL WEIGHT UTILITIES ETF ................................   16
PRINCIPAL RISKS OF INVESTING IN THE FUNDS ..............................   17
DESCRIPTIONS OF PRINCIPAL RISKS ........................................   20
FUND PERFORMANCE .......................................................   26
FUND FEES AND EXPENSES .................................................   42
MORE INFORMATION ABOUT THE FUNDS .......................................   52
BENCHMARKS AND INVESTMENT METHODOLOGY ..................................   52
SHAREHOLDER INFORMATION ................................................   57
DISTRIBUTION PLAN ......................................................   62
DIVIDENDS AND DISTRIBUTIONS ............................................   62
TAX INFORMATION ........................................................   62
MANAGEMENT OF THE FUNDS ................................................   64
FINANCIAL HIGHLIGHTS ...................................................   68
INDEX PUBLISHERS INFORMATION ...........................................   78
SUPPLEMENTAL INFORMATION ...............................................   80
ADDITIONAL INFORMATION .................................................   95

                                  PROSPECTUS 1


                                 RYDEX ETF TRUST

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 - 301.296.5100 - WWW.RYDEXINVESTMENTS.COM


                            RYDEX S&P PURE STYLE ETFS
                       RYDEX S&P EQUAL WEIGHT SECTOR ETFS


Rydex ETF Trust (the "Trust") is an investment company offering a number of professionally managed investment portfolios (funds) that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together the "Funds") which are grouped into the following categories:


RYDEX S&P PURE STYLE ETFs - Rydex S&P 500 Pure Value ETF, Rydex S&P 500 Pure Growth ETF, Rydex S&P MidCap 400 Pure Value ETF, Rydex S&P MidCap 400 Pure Growth ETF, Rydex S&P SmallCap 600 Pure Value ETF, and Rydex S&P SmallCap 600 Pure Growth ETF

RYDEX S&P EQUAL WEIGHT SECTOR ETFs - Rydex S&P Equal Weight Consumer Discretionary ETF, Rydex S&P Equal Weight Consumer Staples ETF, Rydex S&P Equal Weight Energy ETF, Rydex S&P Equal Weight Financials ETF, Rydex S&P Equal Weight Health Care ETF, Rydex S&P Equal Weight Industrials ETF, Rydex S&P Equal Weight Materials ETF, Rydex S&P Equal Weight Technology ETF, and Rydex S&P Equal Weight Utilities ETF


The Funds are advised by PADCO Advisors II, Inc., which operates under the name Rydex Investments ("Rydex" or the "Advisor"). The shares of the Funds are listed for trading on the NYSE Arca, Inc. (the "Exchange"). Market prices for a Fund's shares may be different from its net asset value per share ("NAV"). For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds. The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, or multiples thereof, called a "Creation Unit." Creation Units of a Fund are issued and redeemed principally in-kind for securities included in the Fund's underlying index. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit. For a more detailed discussion, see the "Creations and Redemptions" section herein. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES.

RYDEX S&P 500 PURE VALUE ETF (RPV)


FUND OBJECTIVE

The Rydex S&P 500 Pure Value ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P 500/Citigroup Pure Value Index (the "Underlying Index"). The investment objective of the Rydex S&P 500 Pure Value ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P 500 Pure Value ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P 500 Pure Value ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Large-Capitalization Securities Risk

     -    Liquidity Risk

     -    Market Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

                                  PROSPECTUS 3


RYDEX S&P 500 PURE GROWTH ETF (RPG)


FUND OBJECTIVE

The Rydex S&P 500 Pure Growth ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P 500/Citigroup Pure Growth Index (the "Underlying Index"). The investment objective of the Rydex S&P 500 Pure Growth ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P 500 Pure Growth ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P 500 Pure Growth ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Large-Capitalization Securities Risk

     -    Liquidity Risk

     -    Market Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

RYDEX S&P MIDCAP 400 PURE VALUE ETF (RFV)


FUND OBJECTIVE

The Rydex S&P MidCap 400 Pure Value ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P MidCap 400/Citigroup Pure Value Index (the "Underlying Index"). The investment objective of the Rydex S&P MidCap 400 Pure Value ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P MidCap 400 Pure Value ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P MidCap 400 Pure Value ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Liquidity Risk

     -    Market Risk

     -    Mid-Capitalization Securities Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

                                  PROSPECTUS 5


RYDEX S&P MIDCAP 400 PURE GROWTH ETF (RFG)


FUND OBJECTIVE

The Rydex S&P MidCap 400 Pure Growth ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P MidCap 400/Citigroup Pure Growth Index (the "Underlying Index"). The investment objective of the Rydex S&P MidCap 400 Pure Growth ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P MidCap 400 Pure Growth ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P MidCap 400 Pure Growth ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Liquidity Risk

     -    Market Risk

     -    Mid-Capitalization Securities Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

RYDEX S&P SMALLCAP 600 PURE VALUE ETF (RZV)


FUND OBJECTIVE

The Rydex S&P SmallCap 600 Pure Value ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P SmallCap 600/Citigroup Pure Value Index (the "Underlying Index"). The investment objective of the Rydex S&P SmallCap 600 Pure Value ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P SmallCap 600 Pure Value ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P SmallCap 600 Pure Value ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Liquidity Risk

     -    Market Risk

     -    Small-Capitalization Securities Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

                                  PROSPECTUS 7


RYDEX S&P SMALLCAP 600 PURE GROWTH ETF (RZG)


FUND OBJECTIVE

The Rydex S&P SmallCap 600 Pure Growth ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P SmallCap 600/Citigroup Pure Growth Index (the "Underlying Index"). The investment objective of the Rydex S&P SmallCap 600 Pure Growth ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P SmallCap 600 Pure Growth ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P SmallCap 600 Pure Growth ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Liquidity Risk

     -    Market Risk

     -    Small-Capitalization Securities Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF (RCD)


FUND OBJECTIVE

The Rydex S&P Equal Weight Consumer Discretionary ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Consumer Discretionary (the "Underlying Index"). The investment objective of the Rydex S&P Equal Weight Consumer Discretionary ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P Equal Weight Consumer Discretionary ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that over time the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P Equal Weight Consumer Discretionary ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Consumer Discretionary Sector Concentration Risk

     -    Early Closing Risk

     -    Liquidity Risk

     -    Market Risk

     -    Non-Diversification Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

                                  PROSPECTUS 9


RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF (RHS)


FUND OBJECTIVE

The Rydex S&P Equal Weight Consumer Staples ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Consumer Staples (the "Underlying Index"). The investment objective of the Rydex S&P Equal Weight Consumer Staples ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P Equal Weight Consumer Staples ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that over time the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P Equal Weight Consumer Staples ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Consumer Staples Sector Concentration Risk

     -    Early Closing Risk

     -    Liquidity Risk

     -    Market Risk

     -    Non-Diversification Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

RYDEX S&P EQUAL WEIGHT ENERGY ETF (RYE)


FUND OBJECTIVE

The Rydex S&P Equal Weight Energy ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Energy (the "Underlying Index"). The investment objective of the Rydex S&P Equal Weight Energy ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P Equal Weight Energy ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that over time the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P Equal Weight Energy ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Energy Sector Concentration Risk

     -    Liquidity Risk


     -    Market Risk

     -    Non-Diversification Risk


     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

                                  PROSPECTUS 11


RYDEX S&P EQUAL WEIGHT FINANCIALS ETF (RYF)


FUND OBJECTIVE

The Rydex S&P Equal Weight Financials ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Financials (the "Underlying Index"). The investment objective of the Rydex S&P Equal Weight Financials ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P Equal Weight Financials ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that over time the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P Equal Weight Financials ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Financials Sector Concentration Risk

     -    Liquidity Risk


     -    Market Risk

     -    Non-Diversification Risk


     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF (RYH)

FUND OBJECTIVE

The Rydex S&P Equal Weight Health Care ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Health Care (the "Underlying Index"). The investment objective of the Rydex S&P Equal Weight Health Care ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P Equal Weight Health Care ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that over time the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P Equal Weight Health Care ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Health Care Sector Concentration Risk

     -    Liquidity Risk


     -    Market Risk

     -    Non-Diversification Risk


     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

                                  PROSPECTUS 13


RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF (RGI)

FUND OBJECTIVE

The Rydex S&P Equal Weight Industrials ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Industrials (the "Underlying Index"). The investment objective of the Rydex S&P Equal Weight Industrials ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P Equal Weight Industrials ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Fund's Advisor expects that over time the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P Equal Weight Industrials ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Industrials Sector Concentration Risk

     -    Liquidity Risk


     -    Market Risk

     -    Non-Diversification Risk


     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

RYDEX S&P EQUAL WEIGHT MATERIALS ETF (RTM)


FUND OBJECTIVE

The Rydex S&P Equal Weight Materials ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Materials (the "Underlying Index"). The investment objective of the Rydex S&P Equal Weight Materials ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P Equal Weight Materials ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Fund's Advisor expects that over time the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P Equal Weight Materials ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Liquidity Risk

     -    Market Risk

     -    Materials Sector Concentration Risk

     -    Non-Diversification Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

                                  PROSPECTUS 15


RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF (RYT)


FUND OBJECTIVE

The Rydex S&P Equal Weight Technology ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Technology (the "Underlying Index"). The investment objective of the Rydex S&P Equal Weight Technology ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P Equal Weight Technology ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Fund's Advisor expects that over time the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P Equal Weight Technology ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Liquidity Risk

     -    Market Risk

     -    Non-Diversification Risk

     -    Technology Sector Concentration Risk

     -    Tracking Error Risk

     -    Trading Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

RYDEX S&P EQUAL WEIGHT UTILITIES ETF (RYU)


FUND OBJECTIVE

The Rydex S&P Equal Weight Utilities ETF's investment objective is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Utilities (the "Underlying Index"). The investment objective of the Rydex S&P Equal Weight Utilities ETF is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Rydex S&P Equal Weight Utilities ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Fund's Advisor expects that over time the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL RISKS

The Rydex S&P Equal Weight Utilities ETF is subject to a number of risks that may affect the value of its shares, including:

     -    Early Closing Risk

     -    Liquidity Risk

     -    Market Risk

     -    Non-Diversification Risk

     -    Tracking Error Risk

     -    Trading Risk

     -    Utilities Sector Concentration Risk

Please see "Descriptions of Principal Risks" on page 20 for a discussion of each of the principal risks that apply to the Fund.

                                  PROSPECTUS 17


PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares. Please see "Descriptions of Principal Risks" immediately following the table for more detailed information about the principal risks of the Funds.


                                                                       RYDEX S&P    RYDEX S&P   RYDEX S&P
                                              RYDEX S&P    RYDEX S&P     MIDCAP      MIDCAP      SMALLCAP
                                               500 PURE    500 PURE     400 PURE    400 PURE     600 PURE
                                              VALUE ETF   GROWTH ETF   VALUE ETF   GROWTH ETF   VALUE ETF
                                              ---------   ----------   ---------   ----------   ---------
Early Closing Risk                                X            X           X            X           X
Large-Capitalization Securities Risk              X            X
Liquidity Risk                                    X            X           X            X           X
Market Risk                                       X            X           X            X           X
Mid-Capitalization Securities Risk                                         X            X
Non-Diversification Risk
Sector Concentration Risk (for each Fund's
   specific Sector Concentration Risk see
   "Descriptions of Principal Risks" below)
Small-Capitalization Securities Risk                                                                X
Tracking Error Risk                               X            X           X            X           X
Trading Risk                                      X            X           X            X           X

                                                           RYDEX S&P
                                                             EQUAL      RYDEX S&P
                                               RYDEX S&P     WEIGHT       EQUAL       RYDEX S&P     RYDEX S&P
                                               SMALLCAP     CONSUMER      WEIGHT        EQUAL     EQUAL WEIGHT
                                               600 PURE     PRODUCTS     CONSUMER      WEIGHT      FINANCIALS
                                              GROWTH ETF      ETF      STAPLES ETF   ENERGY ETF        ETF
                                              ----------   ---------   -----------   ----------   ------------
Early Closing Risk                                 X           X            X             X             X
Large-Capitalization Securities Risk
Liquidity Risk                                     X           X            X             X             X
Market Risk                                        X           X            X             X             X
Mid-Capitalization Securities Risk
Non-Diversification Risk                                       X            X             X             X
Sector Concentration Risk (for each Fund's
   specific Sector Concentration Risk see
   "Descriptions of Principal Risks" below)                    X            X             X             X
Small-Capitalization Securities Risk               X
Tracking Error Risk                                X           X            X             X             X
Trading Risk                                       X           X            X             X             X

                                  PROSPECTUS 19


                                               RYDEX S&P     RYDEX S&P    RYDEX S&P    RYDEX S&P   RYDEX S&P
                                                 EQUAL         EQUAL        EQUAL        EQUAL       EQUAL
                                                 WEIGHT        WEIGHT       WEIGHT      WEIGHT       WEIGHT
                                              HEALTH CARE   INDUSTRIALS   MATERIALS   TECHNOLOGY   UTILITIES
                                                  ETF           ETF          ETF          ETF         ETF
                                              -----------   -----------   ---------   ----------   ---------
Early Closing Risk                                 X           X            X             X             X
Large-Capitalization Securities Risk
Liquidity Risk                                     X           X            X             X             X
Market Risk                                        X           X            X             X             X
Mid-Capitalization Securities Risk
Non-Diversification Risk                           X           X            X             X             X
Sector Concentration Risk (for each Fund's
   specific Sector Concentration Risk see
   "Descriptions of Principal Risks" below)        X           X            X             X             X
Small-Capitalization Securities Risk
Tracking Error Risk                                X           X            X             X             X
Trading Risk                                       X           X            X             X             X

DESCRIPTIONS OF PRINCIPAL RISKS

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."


MARKET RISK - The Fund may invest in public and privately issued equity securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of equity securities. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and derivatives may fluctuate drastically from day to day.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or

                                  PROSPECTUS 21


financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - Because the Fund is non-diversified, it may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SECTOR CONCENTRATION RISK - The Sector Concentration Risk applicable to each Fund is as follows:

     CONSUMER DISCRETIONARY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer discretionary sector that the Rydex S&P Equal Weight Consumer Discretionary ETF purchases will underperform the market as a whole. To the extent that the Rydex S&P Equal Weight Consumer Discretionary ETF's investments are concentrated in issuers conducting business in the consumer discretionary sector, the Rydex S&P Equal Weight Consumer Discretionary ETF is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the consumer discretionary sector. The performance of consumer discretionary companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

     CONSUMER STAPLES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer staples sector that the Rydex S&P Equal Weight Consumer Staples ETF purchases will underperform the market as a whole. To the extent that the Rydex S&P Equal Weight Consumer Staple ETF's investments are concentrated in issuers conducting business in the consumer staples sector, the Rydex S&P Equal Weight Consumer Staples ETF is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the consumer staples sector. Consumer staples companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect compa-ny profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

     ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Rydex S&P Equal Weight Energy ETF purchases will underperform the market as a whole. To the extent that the Rydex S&P Equal Weight Energy ETF's investments are concentrated in issuers conducting business in the energy sector, the Rydex S&P Equal Weight Energy ETF is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand for both their specific products or services and energy products in general. The prices of energy product securities may be affected by changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.


     FINANCIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financials sector that the Rydex S&P Equal Weight Financials ETF purchases will underperform the market as a whole. To the extent that the Rydex S&P Equal Weight Financials ETF's investments are concentrated in issuers conducting business in the financials sector, the Rydex S&P Equal Weight Financials ETF is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financials sector. Financial companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees that they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.


     HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Rydex S&P Equal Weight Health Care ETF purchases will underperform the market as a whole. To the extent that the Rydex S&P Equal Weight Health Care ETF's investments are concentrated in issuers conducting business in the health care sector, the Rydex S&P Equal Weight Health Care Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased

                                  PROSPECTUS 23


     competition affecting the health care sector. The prices of the securities of health care companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a health care company's market value and/or share price.

     INDUSTRIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the industrials sector that the Rydex S&P Equal Weight Industrials ETF purchases will underperform the market as a whole. To the extent that the Rydex S&P Equal Weight Industrials ETF's investments are concentrated in issuers conducting business in the industrials sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the industrials sector. The prices of securities of industrials companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Further, the prices of securities of industrials companies, specifically transportation companies, may fluctuate widely due to their cyclical nature, occasional sharp price movements that may result from changes in the economy, fuel prices, labor agreement, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short term economic pressures.

     MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the materials sector that the Rydex S&P Equal Weight Materials ETF purchases will underperform the market as a whole. To the extent that the Rydex S&P Equal Weight Materials ETF's investments are concentrated in issuers conducting business in the materials sector, the Rydex S&P Equal Weight Materials ETF is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the materials sector. The prices of securities of materials companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

     TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Rydex S&P Equal Weight Technology ETF purchases will underperform the market as a whole. To the extent that the Rydex S&P Equal Weight Technology ETF's investments are concentrated in issuers conducting business in the technology sector, the Rydex S&P Equal Weight Technology ETF is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the technology sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. Similarly, the prices of the securities of telecommunications companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

     UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Rydex S&P Equal Weight Utilities ETF purchases will underperform the market as a whole. To the extent that the Rydex S&P Equal Weight Utilities ETF's investments are concentrated in issuers conducting business in the utilities sector, the Rydex S&P Equal Weight Utilities ETF is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the utilities sector. The prices of the securities of utilities companies may fluctuate widely due to: government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.


SMALL-CAPITALIZATION SECURITIES RISK - In comparison to companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capi-

                                  PROSPECTUS 25


talization companies. These securities may or may not pay dividends. The Rydex 2x Russell 2000(R) ETF is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Rydex Inverse 2x Russell 2000(R) ETF is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK - Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund's performance to be less than you expect.

TRADING RISK - Shares may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their
NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. In addition, although the Fund's shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

FUND PERFORMANCE

The following bar charts show the performance of the shares of each Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Funds. The following tables show the performance of the shares of each Fund as an average over different periods of time in comparison to the performance of a broad market index. The figures in the bar charts and tables assume the reinvestment of dividends and capital gains distributions. The after-tax returns are calculated using the highest historical federal income and capital gains tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Returns After Taxes on Distributions assume a continued investment in a Fund and show the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Of course, this past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Supplemental information about the Funds' performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                                  PROSPECTUS 27


RYDEX S&P 500 PURE VALUE ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)


2008   -48.04%

Highest Quarter Return     (quarter ended 12/31/2006)   8.12%
Lowest Quarter Return      (quarter ended 12/31/2008) -31.02%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                      Since Inception
                                        Past 1 Year      (3/1/2006)
                                        -----------   ---------------
Return Before Taxes                       -48.04%         -17.86%
Return After Taxes on Distributions       -48.76%         -18.49%
Return After Taxes on Distributions
   and Sale of Fund Shares                -31.04%         -14.76%
S&P 500/Citigroup Pure Value Index(1)     -47.77%         -17.39%


1 THE S&P 500/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P 500 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

RYDEX S&P 500 PURE GROWTH ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)


2008   -39.10%

Highest Quarter Return     (quarter ended 06/30/2007)   5.69%
Lowest Quarter Return      (quarter ended 12/31/2008) -24.55%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                      Since Inception
                                        Past 1 Year     (3/1/2006)
                                        -----------   ---------------
Return Before Taxes                       -39.10%         -12.85%
Return After Taxes on Distributions       -39.26%         -12.97%
Return After Taxes on Distributions
   and Sale of Fund Shares                -25.39%         -10.70%
S&P 500/Citigroup Pure Growth Index(2)    -38.96%         -12.45%


2 THE S&P 500/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P 500 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                  PROSPECTUS 29


RYDEX S&P MIDCAP 400 PURE VALUE ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)


2008   -42.85%

Highest Quarter Return     (quarter ended 12/31/2006)  10.26%
Lowest Quarter Return      (quarter ended 12/31/2008) -34.51%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                             Since Inception
                                               Past 1 Year      (3/1/2006)
                                               -----------   ---------------
Return Before Taxes                              -42.85%         -15.63%
Return After Taxes on Distributions              -43.47%         -16.12%
Return After Taxes on Distributions
   and Sale of Fund Shares                       -27.69%         -12.93%
S&P MidCap 400/Citigroup Pure Value Index(3)     -42.46%         -15.19%


3 THE S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P MIDCAP 400 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

RYDEX S&P MIDCAP 400 PURE GROWTH ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)


2008   -35.48%

Highest Quarter Return     (quarter ended 12/31/2006)   8.02%
Lowest Quarter Return      (quarter ended 12/31/2008) -25.19%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                              Since Inception
                                                Past 1 Year      (3/1/2006)
                                                -----------   ---------------
Return Before Taxes                               -35.48%         -11.82%
Return After Taxes on Distributions               -35.50%         -11.88%
Return After Taxes on Distributions
   and Sale of Fund Shares                        -23.06%          -9.86%
S&P MidCap 400/Citigroup Pure Growth Index(4)     -35.17%         -11.46%


4 THE S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P MIDCAP 400 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                  PROSPECTUS 31



RYDEX S&P SMALLCAP 600 PURE VALUE ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)

2008   -42.44%

Highest Quarter Return     (quarter ended 12/31/2006)  10.67%
Lowest Quarter Return      (quarter ended 12/31/2008) -37.41%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                               Since Inception
                                                 Past 1 Year      (3/1/2006)
                                                 -----------   ---------------
Return Before Taxes                                -42.44%         -20.92%
Return After Taxes on Distributions                -42.94%         -21.28%
Return After Taxes on Distributions
      and Sale of Fund Shares                      -27.45%         -17.11%
S&P SmallCap 600/Citigroup Pure Value Index(5)     -41.63%         -20.33%


5 THE S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P SMALLCAP 600 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

RYDEX S&P SMALLCAP 600 PURE GROWTH ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                  (BAR CHART)


2008   -33.03%

Highest Quarter Return     (quarter ended 12/31/2006)   8.70%
Lowest Quarter Return      (quarter ended 12/31/2008) -26.12%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                    Since Inception
                                      Past 1 Year      (3/1/2006)
                                      -----------   ---------------
Return Before Taxes                     -33.03%         -11.91%
Return After Taxes on Distributions     -33.21%         -12.00%
Return After Taxes on Distributions
   and Sale of Fund Shares              -21.45%          -9.97%
S&P SmallCap 600/Citigroup Pure
   Growth Index(6)                      -32.73%         -11.59%


(6) THE S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P SMALLCAP 600 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                  PROSPECTUS 33


RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                  (BAR CHART)


2008   -41.02%

Highest Quarter Return     (quarter ended 06/30/2007)   4.07%
Lowest Quarter Return      (quarter ended 12/31/2008) -31.01%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                    Since Inception
                                      Past 1 Year     (11/1/2006)
                                      -----------   ---------------
Return Before Taxes                     -41.02%         -26.32%
Return After Taxes on Distributions     -41.38%         -26.59%
Return After Taxes on Distributions
  and Sale of Fund Shares               -26.58%         -21.73%
S&P Equal Weight Index Consumer
  Discretionary(7)                      -40.78%         -25.94%


(7) THE S&P EQUAL WEIGHT INDEX CONSUMER DISCRETIONARY IS AN UNMANAGED EQUAL WEIGHTED VERSION OF THE S&P 500 CONSUMER DISCRETIONARY INDEX. THE S&P 500 CONSUMER DISCRETIONARY INDEX CONSISTS OF THE COMMON STOCKS OF THE FOLLOWING
     INDUSTRIES: AUTOMOBILES AND COMPONENTS, CONSUMER DURABLES, APPAREL, HOTELS, RESTAURANTS, LEISURE, MEDIA AND RETAILING THAT COMPRISE THE CONSUMER DISCRETIONARY SECTOR OF THE S&P 500 INDEX. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                  (BAR CHART)


2008   -21.78%

Highest Quarter Return     (quarter ended 03/31/2007)   3.54%
Lowest Quarter Return      (quarter ended 12/31/2008) -16.35%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                    Since Inception
                                      Past 1 Year     (11/1/2006)
                                      -----------   ---------------
Return Before Taxes                     -21.78%          -6.33%
Return After Taxes on Distributions     -22.34%          -6.79%
Return After Taxes on Distributions
   and Sale of Fund Shares              -14.11%          -5.47%
S&P Equal Weight Index Consumer
   Staples(8)                           -21.55%          -5.87%


(8) THE S&P EQUAL WEIGHT INDEX CONSUMER STAPLES IS AN UNMANAGED EQUAL WEIGHTED VERSION OF THE S&P 500 CONSUMER STAPLES INDEX. THE S&P 500 CONSUMER STAPLES INDEX CONSISTS OF THE COMMON STOCKS OF THE FOLLOWING INDUSTRIES: FOOD AND DRUG RETAILING, BEVERAGES, FOOD PRODUCTS, TOBACCO, HOUSEHOLD PRODUCTS AND PERSONAL PRODUCTS THAT COMPRISE THE CONSUMER STAPLES SECTOR OF THE S&P 500 INDEX. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                  PROSPECTUS 35


RYDEX S&P EQUAL WEIGHT ENERGY ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                  (BAR CHART)


2008   -48.82%

Highest Quarter Return     (quarter ended 06/30/2008)  23.03%
Lowest Quarter Return      (quarter ended 12/31/2008) -34.66%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                    Since Inception
                                      Past 1 Year     (11/1/2006)
                                      -----------   ---------------
Return Before Taxes                     -48.82%          -12.48%
Return After Taxes on Distributions     -48.95%          -12.78%
Return After Taxes on Distributions
   and Sale of Fund Shares              -31.69%          -10.37%
S&P Equal Weight Index Energy(9)        -48.53%          -12.00%


(9) THE S&P EQUAL WEIGHT INDEX ENERGY IS AN UNMANAGED EQUAL WEIGHTED VERSION OF THE S&P 500 ENERGY INDEX. THE S&P 500 ENERGY INDEX CONSISTS OF THE COMMON STOCKS OF THE FOLLOWING INDUSTRIES: OIL AND GAS EXPLORATION, PRODUCTION, MARKETING, REFINING AND/OR TRANSPORTATION AND ENERGY EQUIPMENT AND SERVICES INDUSTRIES THAT COMPRISE THE ENERGY SECTOR OF THE S&P 500 INDEX. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

RYDEX S&P EQUAL WEIGHT FINANCIALS ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                  (BAR CHART)


2008   -54.81%

Highest Quarter Return     (quarter ended 06/30/2007)   1.88%
Lowest Quarter Return      (quarter ended 12/31/2008) -36.95%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                    Since Inception
                                      Past 1 Year     (11/1/2006)
                                      -----------   ---------------
Return Before Taxes                     -54.81%          -35.39%
Return After Taxes on Distributions     -55.26%          -35.82%
Return After Taxes on Distributions
   and Sale of Fund Shares              -35.47%          -28.71%
S&P Equal Weight Index Financials(10)   -53.93%          -34.57%


(10) THE S&P EQUAL WEIGHT INDEX FINANCIALS IS AN UNMANAGED EQUAL WEIGHTED VERSION OF THE S&P 500 FINANCIALS INDEX. THE S&P 500 FINANCIALS INDEX CONSISTS OF THE COMMON STOCKS OF THE FOLLOWING INDUSTRIES: BANKS, DIVERSIFIED FINANCIALS, BROKERAGE, ASSET MANAGEMENT INSURANCE AND REAL ESTATE, INCLUDING INVESTMENT TRUSTS THAT COMPRISE THE FINANCIALS SECTOR OF THE S&P 500 INDEX. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                  PROSPECTUS 37


RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)


2008   -26.66%

Highest Quarter Return     (quarter ended 06/30/2007)   6.50%
Lowest Quarter Return      (quarter ended 12/31/2008) -18.79%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                       Since Inception
                                         Past 1 Year     (11/1/2006)
                                         -----------   ---------------
Return Before Taxes                        -26.66%         -7.85%
Return After Taxes on Distributions        -26.74%         -7.91%
Return After Taxes on Distributions
   and Sale of Fund Shares                 -17.32%         -6.64%
S&P Equal Weight Index Health Care(11)     -26.16%         -6.77%


(11) THE S&P EQUAL WEIGHT INDEX HEALTH CARE IS AN UNMANAGED EQUAL WEIGHTED VERSION OF THE S&P 500 HEALTH CARE INDEX. THE S&P 500 HEALTH CARE INDEX CONSISTS OF THE COMMON STOCKS OF THE FOLLOWING INDUSTRIES: HEALTH CARE EQUIPMENT AND SUPPLIES, HEALTH CARE PROVIDERS AND SERVICES, AND BIOTECHNOLOGY AND PHARMACEUTICALS THAT COMPRISE THE HEALTH CARE SECTOR OF THE S&P 500 INDEX. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)


2008   -37.70%

Highest Quarter Return     (quarter ended 06/30/2007)  11.22%
Lowest Quarter Return      (quarter ended 12/31/2008) -23.01%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                       Since Inception
                                         Past 1 Year     (11/1/2006)
                                         -----------   ---------------
Return Before Taxes                        -37.70%          -12.77%
Return After Taxes on Distributions        -38.03%          -13.25%
Return After Taxes on Distributions
   and Sale of Fund Shares                 -24.45%          -10.67%
S&P Equal Weight Index Industrials(12)     -37.35%          -12.43%


(12) THE S&P EQUAL WEIGHT INDEX INDUSTRIALS IS AN UNMANAGED EQUAL WEIGHTED VERSION OF THE S&P 500 INDUSTRIALS INDEX. THE S&P 500 INDUSTRIALS INDEX CONSISTS OF THE COMMON STOCKS OF THE FOLLOWING INDUSTRIES: AEROSPACE AND DEFENSE, BUILDING PRODUCTS, CONSTRUCTION AND ENGINEERING, ELECTRICAL EQUIPMENT, CONGLOMERATES, MACHINERY, COMMERCIAL SERVICES AND SUPPLIES, AIR FREIGHT AND LOGISTICS, AIRLINES, AND MARINE, ROAD AND RAIL TRANSPORTATION INFRASTRUCTURE THAT COMPRISE THE INDUSTRIALS SECTOR OF THE S&P 500 INDEX. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                  PROSPECTUS 39


RYDEX S&P EQUAL WEIGHT MATERIALS ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)


2008   -41.44%

Highest Quarter Return     (quarter ended 03/31/2007)   7.90%
Lowest Quarter Return      (quarter ended 12/31/2008) -27.40%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                       Since Inception
                                         Past 1 Year     (11/1/2006)
                                         -----------   ---------------
Return Before Taxes                        -41.44%         -15.77%
Return After Taxes on Distributions        -41.88%         -16.20%
Return After Taxes on Distributions
   and Sale of Fund Shares                 -26.84%         -13.23%
S&P Equal Weight Index Materials(13)       -40.84%         -14.98%


(13) THE S&P EQUAL WEIGHT INDEX MATERIALS IS AN UNMANAGED EQUAL WEIGHTED VERSION OF THE S&P 500 MATERIALS INDEX. THE S&P 500 MATERIALS INDEX CONSISTS OF THE COMMON STOCKS OF THE FOLLOWING INDUSTRIES: CHEMICALS, CONSTRUCTION MATERIALS, CONTAINERS AND PACKAGING, METALS AND MINING, AND PAPER AND FOREST PRODUCTS THAT COMPRISE THE MATERIALS SECTOR OF THE S&P 500 INDEX. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)


2008   -45.73%

Highest Quarter Return     (quarter ended 06/30/2007)   7.99%
Lowest Quarter Return      (quarter ended 12/31/2008) -29.02%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                       Since Inception
                                         Past 1 Year     (11/1/2006)
                                         -----------   ---------------
Return Before Taxes                        -45.73%         -22.85%
Return After Taxes on Distributions        -45.78%         -22.89%
Return After Taxes on Distributions
   and Sale of Fund Shares                 -29.71%         -18.95%
S&P Equal Weight Index Technology(14)      -45.37%         -22.54%


(14) THE S&P EQUAL WEIGHT INDEX TECHNOLOGY IS AN UNMANAGED EQUAL WEIGHTED VERSION OF THE S&P 500 INFORMATION TECHNOLOGY INDEX. THE S&P 500 INFORMATION TECHNOLOGY INDEX CONSISTS OF THE COMMON STOCKS OF THE FOLLOWING
     INDUSTRIES: INTERNET EQUIPMENT, COMPUTERS AND PERIPHERALS, ELECTRONIC EQUIPMENT, OFFICE ELECTRONICS AND INSTRUMENTS, SEMICONDUCTOR EQUIPMENT AND PRODUCTS, DIVERSIFIED TELECOMMUNICATION SERVICES, AND WIRELESS TELECOMMUNICATION SERVICES THAT COMPRISE THE INFORMATION TECHNOLOGY SECTOR OF THE S&P 500 INDEX. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                  PROSPECTUS 41


RYDEX S&P EQUAL WEIGHT UTILITIES ETF

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE FUND'S SHARES IS BASED ON A CALENDAR YEAR.

                                   (BAR CHART)


2008   -30.83%

Highest Quarter Return     (quarter ended 06/30/2008)   8.16%
Lowest Quarter Return      (quarter ended 09/30/2008) -14.92%

AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2008)

                                                       Since Inception
                                         Past 1 Year     (11/1/2006)
                                         -----------   ---------------
Return Before Taxes                        -30.83%          -9.97%
Return After Taxes on Distributions        -31.78%         -10.78%
Return After Taxes on Distributions
   and Sale of Fund Shares                 -19.94%          -8.61%
S&P Equal Weight Index Utilities(15)       -30.40%          -9.46%


(15) THE S&P EQUAL WEIGHT INDEX UTILITIES IS AN UNMANAGED EQUAL WEIGHTED VERSION OF THE S&P 500 UTILITIES INDEX. THE S&P 500 UTILITIES INDEX CONSISTS OF THE COMMON STOCKS OF THE FOLLOWING INDUSTRIES: ELECTRIC UTILITIES, GAS UTILITIES, MULTI-UTILITIES AND UNREGULATED POWER AND WATER UTILITIES, TELECOMMUNICATION SERVICE COMPANIES, INCLUDING FIXED-LINE, CELLULAR, WIRELESS, HIGH BANDWIDTH AND FIBER-OPTIC CABLE NETWORKS THAT COMPRISE THE UTILITIES SECTOR OF THE S&P 500 INDEX. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds described in this Prospectus.

                                                       RYDEX          RYDEX
                                                      S&P 500        S&P 500
                                                       PURE           PURE
                                                       VALUE         GROWTH
                                                   ------------   ------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a)
A. CREATION TRANSACTION FEES(b)
Through NSCC                                          $1,000         $1,000
Outside NSCC                                       up to $4,000   up to $4,000
B. REDEMPTION TRANSACTION FEES(c)
Through NSCC                                          $1,000         $1,000
Outside NSCC                                       up to $4,000   up to $4,000
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(d)
Management Fees                                        0.35%          0.35%
Distribution (12b-1) Fees(e)                           None           None
Other Expenses(f),(g)                                  None           None
                                                   ------------   ------------
Total Annual Fund Operating Expenses                   0.35%          0.35%
                                                   ============   ============

a) MOST INVESTORS WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS WHEN BUYING OR SELLING SHARES OF THE FUND.

b) THE CREATION TRANSACTION FEE IS THE SAME REGARDLESS OF THE NUMBER OF CREATION UNITS PURCHASED PURSUANT TO ANY ONE CREATION ORDER. ONE CREATION UNIT CONSISTS OF 50,000 SHARES.

c) THE REDEMPTION TRANSACTION FEE IS THE SAME REGARDLESS OF THE NUMBER OF CREATION UNITS REDEEMED PURSUANT TO ANY ONE REDEMPTION ORDER.

d)   EXPRESSED AS A PERCENTAGE OF NET ASSETS.

e) THE FUNDS HAVE ADOPTED A DISTRIBUTION (12B-1) PLAN PURSUANT TO WHICH THE FUNDS MAY BE SUBJECT TO AN ANNUAL 12B-1 FEE OF UP TO 0.25%. HOWEVER, NO SUCH FEE IS CURRENTLY CHARGED TO THE FUNDS AND NO SUCH FEES WILL BE CHARGED PRIOR TO MARCH 1, 2010.

f) THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING THE MANAGEMENT FEES, INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, ANY FUTURE DISTRIBUTION FEES OR EXPENSES, AND EXTRAORDINARY EXPENSES. OTHER EXPENSES ARE THEREFORE ESTIMATED TO BE LESS THAN 0.01% FOR THE FISCAL YEAR ENDING OCTOBER 31, 2009.

g) THE FUNDS INVEST IN A MONEY MARKET FUND PURSUANT TO A CASH SWEEP AGREEMENT. AS A SHAREHOLDER IN A MONEY MARKET FUND (THE "ACQUIRED FUND"), THE FUNDS WILL INDIRECTLY BEAR THEIR PROPORTIONATE SHARE OF THE FEES AND EXPENSES OF THE ACQUIRED FUND. THE ACQUIRED FUND'S FEES AND EXPENSES AMOUNT TO LESS THAN .001%.

                                  PROSPECTUS 43


    RYDEX          RYDEX         RYDEX          RYDEX          RYDEX           RYDEX
     S&P            S&P           S&P            S&P          S&P EQUAL      S&P EQUAL
   MIDCAP         MIDCAP        SMALLCAP       SMALLCAP        WEIGHT         WEIGHT
  400 PURE       400 PURE       600 PURE       600 PURE       CONSUMER        CONSUMER
    VALUE         GROWTH          VALUE         GROWTH      DISCRETIONARY     STAPLES
------------   ------------   ------------   ------------   -------------   ------------



    $750           $750          $1,000         $1,000           $750           $500
up to $3,000   up to $3,000   up to $4,000   up to $4,000    up to $3,000   up to $2,000

    $750           $750          $1,000         $1,000           $750           $500
up to $3,000   up to $3,000   up to $4,000   up to $4,000    up to $3,000   up to $2,000


    0.35%          0.35%           0.35%          0.35%          0.50%          0.50%
    None           None            None           None           None           None
    None           None            None           None           None           None
------------   ------------   ------------   ------------   -------------   ------------
    0.35%          0.35%           0.35%          0.35%          0.50%          0.50%
============   ============   ============   ============   =============   ============

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds described in this Prospectus.

                                                      RYDEX          RYDEX
                                                       S&P             S&P
                                                      EQUAL           EQUAL
                                                      WEIGHT         WEIGHT
                                                      ENERGY       FINANCIALS
                                                   ------------   ------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a)
A. CREATION TRANSACTION FEES(b)
Through NSCC                                           $500           $750
Outside NSCC                                       up to $2,000   up to $3,000
B. REDEMPTION TRANSACTION FEES(c)
Through NSCC                                           $500           $750
Outside NSCC                                       up to $2,000   up to $3,000
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(d)
Management Fees                                        0.50%          0.50%
Distribution (12b-1) Fees(e)                           NONE           NONE
Other Expenses(f),(g)                                  NONE           NONE
                                                   ------------   ------------
Total Annual Fund Operating Expenses                   0.50%          0.50%
                                                   ============   ============


a) MOST INVESTORS WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS WHEN BUYING OR SELLING SHARES OF THE FUND.

b) THE CREATION TRANSACTION FEE IS THE SAME REGARDLESS OF THE NUMBER OF CREATION UNITS PURCHASED PURSUANT TO ANY ONE CREATION ORDER. ONE CREATION UNIT CONSISTS OF 50,000 SHARES.

c) THE REDEMPTION TRANSACTION FEE IS THE SAME REGARDLESS OF THE NUMBER OF CREATION UNITS REDEEMED PURSUANT TO ANY ONE REDEMPTION ORDER.

d)   EXPRESSED AS A PERCENTAGE OF NET ASSETS.


e) THE FUNDS HAVE ADOPTED A DISTRIBUTION (12B-1) PLAN PURSUANT TO WHICH THE FUNDS MAY BE SUBJECT TO AN ANNUAL 12B-1 FEE OF UP TO 0.25%. HOWEVER, NO SUCH FEE IS CURRENTLY CHARGED TO THE FUNDS AND NO SUCH FEES WILL BE CHARGED PRIOR TO MARCH 1, 2010.

f) THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING THE MANAGEMENT FEES, INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, ANY FUTURE DISTRIBUTION FEES OR EXPENSES, AND EXTRAORDINARY EXPENSES. OTHER EXPENSES ARE THEREFORE ESTIMATED TO BE LESS THAN 0.01% FOR THE FISCAL YEAR ENDING OCTOBER 31, 2009.


g) THE FUNDS INVEST IN A MONEY MARKET FUND PURSUANT TO A CASH SWEEP AGREEMENT. AS A SHAREHOLDER IN A MONEY MARKET FUND (THE "ACQUIRED FUND"), THE FUNDS WILL INDIRECTLY BEAR THEIR PROPORTIONATE SHARE OF THE FEES AND EXPENSES OF THE ACQUIRED FUND. THE ACQUIRED FUND'S FEES AND EXPENSES AMOUNT TO LESS THAN .001%.

                                  PROSPECTUS 45



    RYDEX          RYDEX          RYDEX          RYDEX          RYDEX
     S&P            S&P            S&P            S&P            S&P
    EQUAL          EQUAL          EQUAL          EQUAL          EQUAL
   WEIGHT         WEIGHT         WEIGHT         WEIGHT         WEIGHT
 HEALTH CARE    INDUSTRIALS     MATERIALS     TECHNOLOGY      UTILITIES
------------   ------------   ------------   ------------   ------------



    $500           $500           $500           $750           $500
up to $2,000   up to $2,000   up to $2,000   up to $3,000   up to $2,000

    $500           $500           $500           $750           $500
up to $2,000   up to $2,000   up to $2,000   up to $3,000   up to $2,000


    0.50%          0.50%          0.50%          0.50%          0.50%
    NONE           NONE           NONE           NONE           NONE
    NONE           NONE           NONE           NONE           NONE
------------   ------------   ------------   ------------   ------------
    0.50%          0.50%          0.50%          0.50%          0.50%
============   ============   ============   ============   ============

EXAMPLE

The Examples that follow are intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The Examples do not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Funds. If the commissions were included, your costs would be higher.

The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, the Examples reflect your cost based on these assumptions.


FUND                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                ------   -------   -------   --------
RYDEX S&P 500 PURE VALUE ETF                          $36      $113      $197      $446
RYDEX S&P 500 PURE GROWTH ETF                         $36      $113      $197      $446
RYDEX S&P MIDCAP 400 PURE VALUE ETF                   $36      $113      $197      $446
RYDEX S&P MIDCAP 400 PURE GROWTH ETF                  $36      $113      $197      $446
RYDEX S&P SMALLCAP 600 PURE VALUE ETF                 $36      $113      $197      $446
RYDEX S&P SMALLCAP 600 PURE GROWTH ETF                $36      $113      $197      $446
RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF     $51      $161      $281      $632
RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF           $51      $161      $281      $632
RYDEX S&P EQUAL WEIGHT ENERGY ETF                     $51      $161      $281      $632
RYDEX S&P EQUAL WEIGHT FINANCIALS ETF                 $51      $161      $281      $632
RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF                $51      $161      $281      $632
RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF                $51      $161      $281      $632
RYDEX S&P EQUAL WEIGHT MATERIALS ETF                  $51      $161      $281      $632
RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF                 $51      $161      $281      $632
RYDEX S&P EQUAL WEIGHT UTILITIES ETF                  $51      $161      $281      $632

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Funds issue and redeem shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee ("Creation Transaction Fee") or redemption transaction fee ("Redemption Transaction Fee"), as applicable, will be assessed per transaction, which is intended to approximate the issuance or redemption transaction costs incurred by the Funds. The Creation Transaction Fee and Redemption Transaction Fee for each Fund are listed below. An additional charge of up to four (4) times the standard transaction fee may be imposed for creations and redemptions effected outside the NSCC's usual clearing process or for cash. Shareholders who hold Creation Units will also pay the annual Fund operating expenses described in the table above.

                                 PROSPECTUS 47


RYDEX S&P 500 PURE VALUE ETF

The Creation Transaction Fee per transaction is $1,000 and the Redemption Transaction Fee per transaction is $1,000. Assuming an investment in a Creation Unit of $788,500 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $3,830 if the Creation Unit is redeemed after one year, and $8,899 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $7,830 if the Creation Unit is redeemed after one year, and $12,899 if the Creation Unit is redeemed after three years.

RYDEX S&P 500 PURE GROWTH ETF

The Creation Transaction Fee per transaction is $1,000 and the Redemption Transaction Fee per transaction is $1,000. Assuming an investment in a Creation Unit of $1,145,500 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $5,111 if the Creation Unit is redeemed after one year, and $12,927 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $9,111 if the Creation Unit is redeemed after one year, and $16,927 if the Creation Unit is redeemed after three years.

RYDEX S&P MIDCAP 400 PURE VALUE ETF

The Creation Transaction Fee per transaction is $750 and the Redemption Transaction Fee per transaction is $750. Assuming an investment in a Creation Unit of $908,500 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $4,011 if the Creation Unit is redeemed after one year, and $10,253 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $7,011 if the Creation Unit is redeemed after one year, and $13,253 if the Creation Unit is redeemed after three years.

RYDEX S&P MIDCAP 400 PURE GROWTH ETF

The Creation Transaction Fee per transaction is $750 and the Redemption Transaction Fee per transaction is $750. Assuming an investment in a Creation Unit of $1,824,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $7,297 if the Creation Unit is redeemed after one year, and $20,585 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $10,297 if the Creation Unit is redeemed after one year, and $23,585 if the Creation Unit is redeemed after three years.

RYDEX S&P SMALLCAP 600 PURE VALUE ETF

The Creation Transaction Fee per transaction is $1,000 and the Redemption Transaction Fee per transaction is $1,000. Assuming an investment in a Creation Unit of $936,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $4,359 if the Creation Unit is redeemed after one year, and $10,563 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $8,359 if the Creation Unit is redeemed after one year, and $14,563 if the Creation Unit is redeemed after three years.

RYDEX S&P SMALLCAP 600 PURE GROWTH ETF

The Creation Transaction Fee per transaction is $1,000 and the Redemption Transaction Fee per transaction is $1,000. Assuming an investment in a Creation Unit of $1,360,500 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $5,883 if the Creation Unit is redeemed after one year, and $15,354 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $9,883 if the Creation Unit is redeemed after one year, and $19,354 if the Creation Unit is redeemed after three years.

RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

The Creation Transaction Fee per transaction is $750 and the Redemption Transaction Fee per transaction is $750. Assuming an investment in a Creation Unit of $1,126,500 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $6,526 if the Creation Unit is redeemed after one year, and $18,134 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $9,526 if the Creation Unit is redeemed after one year, and $21,134 if the Creation Unit is redeemed after three years.

                                 PROSPECTUS 49


RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF

The Creation Transaction Fee per transaction is $500 and the Redemption Transaction Fee per transaction is $500. Assuming an investment in a Creation Unit of $2,001,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $10,760 if the Creation Unit is redeemed after one year, and $32,211 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $12,760 if the Creation Unit is redeemed after one year, and $34,211 if the Creation Unit is redeemed after three years.

RYDEX S&P EQUAL WEIGHT ENERGY ETF

The Creation Transaction Fee per transaction is $500 and the Redemption Transaction Fee per transaction is $500. Assuming an investment in a Creation Unit of $1,741,035 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $9,427 if the Creation Unit is redeemed after one year, and $28,027 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $11,427 if the Creation Unit is redeemed after one year, and $30,027 if the Creation Unit is redeemed after three years.

RYDEX S&P EQUAL WEIGHT FINANCIALS ETF

The Creation Transaction Fee per transaction is $750 and the Redemption Transaction Fee per transaction is $750. Assuming an investment in a Creation Unit of $895,536 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $5,342 if the Creation Unit is redeemed after one year, and $14,416 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $8,342 if the Creation Unit is redeemed after one year, and $17,416 if the Creation Unit is redeemed after three years.

RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF

The Creation Transaction Fee per transaction is $500 and the Redemption Transaction Fee per transaction is $500. Assuming an investment in a Creation Unit of $2,059,500 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $11,060 if the Creation

Unit is redeemed after one year, and $33,153 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $13,060 if the Creation Unit is redeemed after one year, and $35,153 if the Creation Unit is redeemed after three years.

RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF

The Creation Transaction Fee per transaction is $500 and the Redemption Transaction Fee per transaction is $500. Assuming an investment in a Creation Unit of $1,722,500 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $9,332 if the Creation Unit is redeemed after one year, and $27,728 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $11,332 if the Creation Unit is redeemed after one year, and $29,728 if the Creation Unit is redeemed after three years.

RYDEX S&P EQUAL WEIGHT MATERIALS ETF

The Creation Transaction Fee per transaction is $500 and the Redemption Transaction Fee per transaction is $500. Assuming an investment in a Creation Unit of $1,598,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $8,694 if the Creation Unit is redeemed after one year, and $25,724 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $10,694 if the Creation Unit is redeemed after one year, and $27,724 if the Creation Unit is redeemed after three years.

RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF

The Creation Transaction Fee per transaction is $750 and the Redemption Transaction Fee per transaction is $750. Assuming an investment in a Creation Unit of $1,358,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $7,713 if the Creation Unit is redeemed after one year, and $21,861 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $10,713 if the Creation Unit is redeemed after one year, and $24,861 if the Creation Unit is redeemed after three years.

                                 PROSPECTUS 51


RYDEX S&P EQUAL WEIGHT UTILITIES ETF

The Creation Transaction Fee per transaction is $500 and the Redemption Transaction Fee per transaction is $500. Assuming an investment in a Creation Unit of $2,031,622 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $10,917 if the Creation Unit is redeemed after one year, and $32,704 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $12,917 if the Creation Unit is redeemed after one year, and $34,704 if the Creation Unit is redeemed after three years.

For more information, see "Creations and Redemptions" and "Transaction Fees."

MORE INFORMATION ABOUT THE FUNDS:
BENCHMARKS AND INVESTMENT METHODOLOGY

Each Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The current benchmark used by each Fund is set forth below:


FUND                            BENCHMARK
----                            ----------------------------
RYDEX S&P 500 PURE VALUE ETF    S&P 500/CITIGROUP PURE VALUE
                                INDEX
RYDEX S&P 500 PURE GROWTH ETF   S&P 500/CITIGROUP PURE
                                GROWTH INDEX
RYDEX S&P MIDCAP 400 PURE       S&P MIDCAP 400/CITIGROUP
VALUE ETF                       PURE VALUE INDEX
RYDEX S&P MIDCAP 400 PURE       S&P MIDCAP 400/CITIGROUP
GROWTH ETF                      PURE GROWTH INDEX
RYDEX S&P SMALLCAP 600 PURE     S&P SMALLCAP 600/CITIGROUP
VALUE ETF                       PURE VALUE INDEX
RYDEX S&P SMALLCAP 600 PURE     S&P SMALLCAP 600/CITIGROUP
GROWTH ETF                      PURE GROWTH INDEX
RYDEX S&P EQUAL WEIGHT          S&P EQUAL WEIGHT INDEX
CONSUMER DISCRETIONARY ETF      CONSUMER DISCRETIONARY
RYDEX S&P EQUAL WEIGHT          S&P EQUAL WEIGHT INDEX
CONSUMER STAPLES ETF            CONSUMER STAPLES
RYDEX S&P EQUAL WEIGHT          S&P EQUAL WEIGHT INDEX
ENERGY ETF                      ENERGY
RYDEX S&P EQUAL WEIGHT          S&P EQUAL WEIGHT INDEX
FINANCIALS ETF                  FINANCIALS
RYDEX S&P EQUAL WEIGHT          S&P EQUAL WEIGHT INDEX
HEALTH CARE ETF                 HEALTH CARE
RYDEX S&P EQUAL WEIGHT          S&P EQUAL WEIGHT INDEX
INDUSTRIALS ETF                 INDUSTRIALS
RYDEX S&P EQUAL WEIGHT          S&P EQUAL WEIGHT INDEX
MATERIALS ETF                   MATERIALS
RYDEX S&P EQUAL WEIGHT          S&P EQUAL WEIGHT INDEX
TECHNOLOGY ETF                  TECHNOLOGY
RYDEX S&P EQUAL WEIGHT          S&P EQUAL WEIGHT INDEX
UTILITIES ETF                   UTILITIES

                                  PROSPECTUS 53


A BRIEF GUIDE TO THE UNDERLYING INDICES

S&P 500/CITIGROUP PURE GROWTH INDEX. The S&P 500/Citigroup Pure Growth Index is narrow in focus, containing only those S&P 500 companies with strong growth characteristics as selected by S&P. As of December 31, 2008, the S&P 500/Citigroup Pure Growth Index included 125 of the constituents that comprise the S&P 500. As of December 31, 2008, the S&P 500/Citigroup Pure Growth Index included companies with a capitalization range of $884.9 million to $406 billion.

S&P 500/CITIGROUP PURE VALUE INDEX. The S&P 500/Citigroup Pure Value Index is narrow in focus, containing only those S&P 500 companies with strong value characteristics as selected by S&P. As of December 31, 2008, the S&P 500/Citigroup Pure Value Index included 126 of the constituents that comprise the S&P 500. As of December 31, 2008, the S&P 500/Citigroup Pure Value Index included companies with a capitalization range of $488.7 million to $167.9 billion.

S&P EQUAL WEIGHT INDEX CONSUMER DISCRETIONARY. The S&P Equal Weight Index Consumer Discretionary is an unmanaged equal weighted version of the S&P 500 Consumer Discretionary Index that consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500 Index. As of December 31, 2008, the S&P Equal Weight Index Consumer Discretionary included companies with a capitalization range of $488.7 million to $69.3 billion.

S&P EQUAL WEIGHT INDEX CONSUMER STAPLES. The S&P Equal Weight Index Consumer Staples is an unmanaged equal weighted version of the S&P 500 Consumer Staples Index that consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples sector of the S&P 500 Index. As of December 31, 2008, the S&P Equal Weight Index Consumer Staples included companies with a capitalization range of $1.3 billion to $219.8 billion.

S&P EQUAL WEIGHT INDEX ENERGY. The S&P Equal Weight Index Energy is an unmanaged equal weighted version of the S&P 500 Energy Index that consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500 Index. As of December 31, 2008, the S&P Equal Weight Index Energy included companies with a capitalization range of $1.2 billion to $406 billion.

S&P EQUAL WEIGHT INDEX FINANCIALS. The S&P Equal Weight Index Financials is an unmanaged equal weighted version of the S&P 500 Financials

Index that consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including investment trusts that comprise the Financials sector of the S&P 500 Index. As of December 31, 2008, the S&P Equal Weight Index Financials included companies with a capitalization range of $586.9 million to $117.5 billion.

S&P EQUAL WEIGHT INDEX HEALTH CARE. The S&P Equal Weight Index Health Care is an unmanaged equal weighted version of the S&P 500 Health Care Index that consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500 Index. As of December 31, 2008, the S&P Equal Weight Index Health Care included companies with a capitalization range of $548.5 million to $166.3 billion.

S&P EQUAL WEIGHT INDEX INDUSTRIALS. The S&P Equal Weight Index Industrials is an unmanaged equal weighted version of the S&P 500 Industrials Index that consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery; commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the Industrials sector of the S&P 500 Index. As of December 31, 2008, the S&P Equal Weight Index Industrials included companies with a capitalization range of $1.1 billion to $161.3 billion.

S&P EQUAL WEIGHT INDEX MATERIALS. The S&P Equal Weight Index Materials is an unmanaged equal weighted version of the S&P 500 Materials Index that consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500 Index. As of December 31, 2008, the S&P Equal Weight Index Materials included companies with a capitalization range of $1 billion to $38.6 billion.

S&P EQUAL WEIGHT INDEX TECHNOLOGY. The S&P Equal Weight Index Technology is an unmanaged equal weighted version of the S&P 500 Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500 Index. As of December 31, 2008, the S&P Equal Weight Index Technology included companies with a capitalization range of $606.2 million to $174.5 billion.

                                  PROSPECTUS 55


S&P EQUAL WEIGHT INDEX UTILITIES. The S&P Equal Weight Index Utilities is an unmanaged equal weighted version of the S&P 500 Utilities Index that consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Utilities sector of the S&P 500 Index. As of December 31, 2008, the S&P Equal Weight Index Utilities included companies with a capitalization range of $1.6 billion to $167.9 billion.

S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX. The S&P MidCap 400/Citigroup Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 companies with strong growth characteristics as selected by S&P. As of December 31, 2008, the S&P MidCap 400/Citigroup Pure Growth Index included 114 of the constituents that comprise the S&P MidCap 400. As of December 31, 2008, the S&P MidCap 400/Citigroup Pure Growth Index included companies with a capitalization range of $132 million to $5 billion.

S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX. The S&P MidCap 400/Citigroup Pure Value Index is narrow in focus, containing only those S&P MidCap 400 companies with strong value characteristics as selected by S&P. As of December 31, 2008, the S&P MidCap 400/Citigroup Pure Value Index included 93 of the constituents that comprise the S&P MidCap 400. As of December 31, 2008, the S&P MidCap 400/Citigroup Pure Value Index included companies with a capitalization range of $43.8 million to $4.4 billion.

S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX. The S&P SmallCap 600/Citigroup Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong growth characteristics as selected by S&P. As of December 31, 2008, the S&P SmallCap 600/Citigroup Pure Growth Index included 170 of the constituents that comprise the S&P SmallCap 600. As of December 31, 2008, the S&P SmallCap 600/Citigroup Pure Growth Index included companies with a capitalization range of $32.2 million to $2 billion.

S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX. The S&P SmallCap 600/Citigroup Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong value characteristics as selected by S&P. As of December 31, 2008, the S&P SmallCap 600/Citigroup Pure Value Index included 123 of the constituents that comprise the S&P SmallCap 600. As of December 31, 2008, the S&P SmallCap 600/Citigroup Pure Value Index included companies with a capitalization range of $15.3 million to $2.2 billion.

ADDITIONAL INVESTMENT STRATEGIES

Although the Advisor intends to use a replication strategy, each Fund may hold up to 10% of its assets in securities not included in its Underlying Index. For example, a Fund may invest in securities not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions). Nonetheless, each Fund intends to always invest at least 90% of its assets in the securities of its Underlying Index. As long as the Funds invest at least 90% of their total assets in the securities of their respective Underlying Indices, the Funds may invest their other assets in futures contracts, options on futures contracts, options, and swaps related to their respective Underlying Indices, as well as cash and cash equivalents. This is a non-fundamental policy that can be changed by the Funds upon 60 days prior notice to shareholders.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Statement of Additional Information ("SAI").

                                  PROSPECTUS 57


INVESTING WITH RYDEX:

For more information on how to buy and sell shares of the Funds, call Rydex Client Services at 800.820.0888 or 301.296.5100 or visit www.rydexinvestments.com.

SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will incur customary brokerage commissions and charges when buying or selling shares through a broker.

Shares may be acquired and redeemed from the Funds only in Creation Units of 50,000 shares, or multiples thereof, as discussed in the "Creations and Redemptions" section.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC"), or its nominee, is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (E.G., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account.

CALCULATING NAV

Each Fund calculates its NAV by:

-    Taking the current market value of its total assets

-    Subtracting any liabilities

-    Dividing that amount by the total number of shares owned by shareholders


The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the Exchange (normally, 4:00 p.m., Eastern Time).


In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. Because the Funds invest substantially all of their assets in the component securities included in their respective Underlying Indices, and these securities are selected for their market size, liquidity and industry group representation, it is expected that there would be limited circumstances in which the Funds would use fair value pricing -for example, if the exchange on which a portfolio security is primarily traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

SHARE TRADING PRICES

The trading prices of a Fund's shares listed on the Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of a Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such values and make no warranty as to their accuracy.

CREATIONS AND REDEMPTIONS


The shares of each Fund that trade on the Exchange are "created" at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or more. A "creator" enters into an authorized partici-

                                  PROSPECTUS 59


pant agreement (a "Participant Agreement") with Rydex Distributors, Inc.(the "Distributor"), the Funds' distributor, and deposits into a Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).


Similarly, shares can only be redeemed in Creation Units, generally 50,000 shares, principally in-kind for a portfolio of securities held by a Fund and a specified amount of cash together totaling the NAV of the Creation Unit(s). Shares are not redeemable from a Fund except when aggregated in Creation Units. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form prescribed in the Participant Agreement.

Creations and redemptions must be made through an authorized firm that is either a member of the Continuous Net Settlement System of the NSCC or a DTC Participant, and in each case, must have executed a Participant Agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures for the creation and redemption of Creation Units can be found in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (in contrast to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.

TRANSACTION FEES

Each Fund will impose a Creation Transaction Fee and a Redemption Transaction Fee to offset the Fund's transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The Creation and Redemption Transaction Fees for creations and redemptions are as follows:

                                                         CREATION AND REDEMPTION
FUND                                                        TRANSACTION FEES
----                                                     -----------------------
Rydex S&P 500 Pure Value ETF                                      $1,000
Rydex S&P 500 Pure Growth ETF                                     $1,000
Rydex S&P MidCap 400 Pure Value ETF                               $  750
Rydex S&P MidCap 400 Pure Growth ETF                              $  750
Rydex S&P SmallCap 600 Pure Value ETF                             $1,000
Rydex S&P SmallCap 600 Pure Growth ETF                            $1,000
Rydex S&P Equal Weight Consumer Discretionary ETF                 $  750
Rydex S&P Equal Weight Consumer Staples ETF                       $  500
Rydex S&P Equal Weight Energy ETF                                 $  500
Rydex S&P Equal Weight Financials ETF                             $  750
Rydex S&P Equal Weight Health Care ETF                            $  500
Rydex S&P Equal Weight Industrials ETF                            $  500
Rydex S&P Equal Weight Materials ETF                              $  500
Rydex S&P Equal Weight Technology ETF                             $  750
Rydex S&P Equal Weight Utilities ETF                              $  500


An additional charge of up to four (4) times the fixed transaction fee may be imposed on purchases or redemptions outside the NSCC's usual clearing process or for cash. Investors who use the services of a broker or other such intermediary may pay additional fees for these services.

                                 PROSPECTUS 61



The chart below shows the approximate value of one Creation Unit for the Funds as of December 31, 2008.

                                                              APPROXIMATE VALUE
FUND                                                        OF ONE CREATION UNIT
----                                                        --------------------
Rydex S&P 500 Pure Value ETF                                     $  788,500
Rydex S&P 500 Pure Growth ETF                                    $1,145,500
Rydex S&P MidCap 400 Pure Value ETF                              $  908,500
Rydex S&P MidCap 400 Pure Growth ETF                             $1,824,000
Rydex S&P SmallCap 600 Pure Value ETF                            $  936,000
Rydex S&P SmallCap 600 Pure Growth ETF                           $1,360,500
Rydex S&P Equal Weight Consumer Discretionary ETF                $1,126,500
Rydex S&P Equal Weight Consumer Staples ETF                      $2,001,000
Rydex S&P Equal Weight Energy ETF                                $1,741,035
Rydex S&P Equal Weight Financials ETF                            $  895,536
Rydex S&P Equal Weight Health Care ETF                           $2,059,500
Rydex S&P Equal Weight Industrials ETF                           $1,722,500
Rydex S&P Equal Weight Materials ETF                             $1,598,000
Rydex S&P Equal Weight Technology ETF                            $1,358,000
Rydex S&P Equal Weight Utilities ETF                             $2,031,622


More information on the creation and redemption process is included in the SAI.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Funds are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. The Trust's Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds' shares because the Funds sell and redeem their shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the authorized participant and the Distributor, principally in exchange for a basket of securities that mirrors the composition of each Fund's portfolio and a specified amount of cash. The Funds also impose a transaction fee on such Creation Unit transactions that is designed to offset the Funds' transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor will, in turn, pay the Service Provider out of its fees.


No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2010. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.


DIVIDENDS AND DISTRIBUTIONS

The Funds pay out dividends to shareholders at least annually. Each Fund distributes its net capital gains, if any, to shareholders annually.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

                                  PROSPECTUS 63



     - Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations.


     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as short-term gain or loss if held for one year or less. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser's aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer's basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors II, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal

                                  PROSPECTUS 65


year ended October 31, 2008, based on the average daily net assets of each Fund, as set forth below:


FUND                                          ADVISORY FEE
----                                          ------------
RYDEX S&P 500 PURE VALUE ETF                     0.35%
RYDEX S&P 500 PURE GROWTH ETF                    0.35%
RYDEX S&P MIDCAP 400 PURE VALUE ETF              0.35%
RYDEX S&P MIDCAP 400 PURE GROWTH ETF             0.35%
RYDEX S&P SMALLCAP 600 PURE VALUE ETF            0.35%
RYDEX S&P SMALLCAP 600 PURE GROWTH ETF           0.35%
RYDEX S&P EQUAL WEIGHT CONSUMER
   DISCRETIONARY ETF                             0.50%
RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF      0.50%
RYDEX S&P EQUAL WEIGHT ENERGY ETF                0.50%
RYDEX S&P EQUAL WEIGHT FINANCIALS ETF            0.50%
RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF           0.50%
RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF           0.50%
RYDEX S&P EQUAL WEIGHT MATERIALS ETF             0.50%
RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF            0.50%
RYDEX S&P EQUAL WEIGHT UTILITIES ETF             0.50%


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, expenses of the Independent Trustees (including any Trustees' counsel fees), and extraordinary expenses.


A discussion regarding the basis for the Board's August 2008 approval of the Funds' investment advisory agreement is available in the Funds' October 31, 2008 Annual Report to Shareholders, which covers the period November 1, 2007 to October 31, 2008.

PORTFOLIO MANAGEMENT


The Funds are managed by a team of investment professionals, and on a day-to-day basis, the following three individuals are jointly and primarily responsible for the management of the Funds.


MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as CIO of Rydex Investments since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds, some of which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed each Fund since its inception.

MICHAEL J. DELLAPA, CFA, CAIA, Director of Alternative Investment Strategies - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Absolute Return Strategies Fund and the Hedged Equity Fund, which are offered in a separate prospectus. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which, with the exception of the Russell 2000(R) 1.5x Strategy Fund, are offereD in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant

                                  PROSPECTUS 67


and an analyst at Andersen Consulting. Mr. Dellapa has co-managed each Fund (except for the Russell 2000(R), High Yield Strategy, and Inverse High Yield Strategy Funds) since September 2005. He has co-managed the Russell 2000, High Yield Strategy, and Inverse High Yield Strategy Funds since each Fund's inception.

RYAN A. HARDER, CFA, Senior Portfolio Manager- Mr. Harder is involved in the management of all of the Rydex Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Absolute Return Strategies, Hedged Equity, High Yield Strategy and Inverse High Yield Strategy Funds, all of which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed each Fund since March 2008.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

FINANCIAL HIGHLIGHTS


The information below has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report is included in the Trust's Annual Report along with the Trust's financial statements. The annual report is available upon request.

                                                         RYDEX S&P 500 PURE VALUE ETF
                                                   ----------------------------------------
                                                    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                      2008          2007           2006*
                                                   -----------   -----------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD .........    $ 34.46        $ 32.66     $ 29.87
                                                    -------        -------     -------
Net Investment Income** ........................       1.00           0.75        0.49
Net Realized and Unrealized Gain (Loss)
   on Investments ..............................     (16.44)          1.80        2.58
                                                    -------        -------     -------
TOTAL FROM INVESTMENT OPERATIONS ...............     (15.44)          2.55        3.07
                                                    -------        -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income ..........................      (1.04)         (0.75)      (0.28)
                                                    -------        -------     -------
NET ASSET VALUE AT END OF PERIOD ...............    $ 17.98        $ 34.46     $ 32.66
                                                    =======        =======     =======
TOTAL RETURN*** ................................     (45.76)%         7.79%      10.27%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (000's Omitted) ....    $17,994        $39,635     $21,232
RATIO TO AVERAGE NET ASSETS OF:
Expenses .......................................       0.35%          0.35%       0.35%****
Net Investment Income ..........................       3.63%          2.15%       2.37%****
Portfolio Turnover Rate+ .......................         53%            26%          4%

*    THE FUND COMMENCED OPERATIONS ON MARCH 1, 2006.

**   BASED ON AVERAGE SHARES OUTSTANDING.

*** TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTION AT NET ASSET VALUE DURING THE PERIOD, AND REDEMPTION ON THE LAST DAY OF THE PERIOD. TRANSACTION FEES ARE NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURN CALCULATED FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED.

**** ANNUALIZED.

+ PORTFOLIO TURNOVER IS NOT ANNUALIZED AND DOES NOT INCLUDE SECURITIES RECEIVED OR DELIVERED FROM PROCESSING CREATIONS OR REDEMPTIONS.

                                 PROSPECTUS 69


      RYDEX S&P 500 PURE GROWTH ETF
----------------------------------------
YEAR ENDED    YEAR ENDED    PERIOD ENDED
OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
   2008          2007           2006*
-----------   -----------   ------------

 $ 39.59       $ 35.30      $ 34.42
 -------       -------      -------
    0.20          0.25         0.11

  (15.19)         4.26         0.84
 -------       -------      -------
  (14.99)         4.51         0.95
 -------       -------      -------

   (0.20)        (0.22)       (0.07)
 -------       -------      -------
 $ 24.40       $ 39.59      $ 35.30
 =======       =======      =======
  (38.00)%       12.79%        2.77%

 $24,398       $63,340      $17,649

    0.35%         0.35%        0.35%****
    0.57%         0.66%        0.48%****
      30%           24%           7%

                                                          RYDEX S&P MIDCAP 400
                                                             PURE VALUE ETF
                                                 ----------------------------------------
                                                 YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                 OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                    2008          2007          2006*
                                                 -----------   -----------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD .......     $ 35.76       $ 33.27     $ 31.53
                                                   -------       -------     -------
Net Investment Income** ......................        0.87          0.82        0.44
Net Realized and Unrealized Gain (Loss)
   on Investments ............................      (15.54)         2.48        1.60
                                                   -------       -------     -------
TOTAL FROM INVESTMENT OPERATIONS .............      (14.67)         3.30        2.04
                                                   -------       -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income ........................       (0.84)        (0.81)      (0.30)
Capital ......................................       (0.01)           --          --
Net Realized Gain ............................          --            --          --
                                                   -------       -------     -------
Total Distributions ..........................       (0.85)        (0.81)      (0.30)
                                                   -------       -------     -------
NET ASSET VALUE AT END OF PERIOD .............     $ 20.24       $ 35.76     $ 33.27
                                                   =======       =======     =======
TOTAL RETURN*** ..............................      (41.75)%        9.94%       6.48%
RATIOS /SUPPLEMENTAL DATA:
Net Assets at End of Period (000's Omitted) ..     $10,126       $21,458     $14,973
RATIO TO AVERAGE NET ASSETS OF:
Expenses .....................................        0.35%         0.35%       0.35%****
Net Investment Income ........................        2.87%         2.28%       2.07%****
Portfolio Turnover Rate+ .....................          64%           46%          4%

*    THE FUND COMMENCED OPERATIONS ON MARCH 1, 2006.

**   BASED ON AVERAGE SHARES OUTSTANDING.

*** TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTION AT NET ASSET VALUE DURING THE PERIOD, AND REDEMPTION ON THE LAST DAY OF THE PERIOD. TRANSACTION FEES ARE NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURN CALCULATED FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED.

**** ANNUALIZED.

+ PORTFOLIO TURNOVER IS NOT ANNUALIZED AND DOES NOT INCLUDE SECURITIES RECEIVED OR DELIVERED FROM PROCESSING CREATIONS OR REDEMPTIONS.

                                 PROSPECTUS 71


         RYDEX S&P MIDCAP 400
            PURE GROWTH ETF
----------------------------------------
YEAR ENDED    YEAR ENDED    PERIOD ENDED
OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
   2008          2007           2006*
-----------   -----------   ------------

 $ 59.75        $50.10      $ 52.62
 -------        -------     -------
    0.02          0.33         0.02

  (20.63)         9.73        (2.53)
 -------        -------     -------
  (20.61)        10.06        (2.51)
 -------        -------     -------

   (0.04)        (0.27)       (0.01)
      --            --           --
      --         (0.14)          --
 -------        -------     -------
   (0.04)        (0.41)       (0.01)
 -------        -------     -------
 $ 39.10        $59.75      $ 50.10
 =======        =======     =======
  (34.52)%       20.17%       (4.76)%

 $17,596        $20,914     $22,547

    0.35%         0.35%        0.35%****
    0.04%         0.60%        0.07%****
      52%           53%          14%

                                                           RYDEX S&P SMALLCAP 600
                                                              PURE VALUE ETF
                                                 ----------------------------------------
                                                  YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                 OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                     2008          2007          2006*
                                                 -----------   -----------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD .......     $ 37.38       $ 40.13      $38.45
                                                   -------       -------      ------
Net Investment Income** ......................        0.79          0.74        0.37
Net Realized and Unrealized Gain (Loss)
   on Investments ............................      (14.26)        (2.85)       1.62
                                                   -------       -------      ------
TOTAL FROM INVESTMENT OPERATIONS .............      (13.47)        (2.11)       1.99
                                                   -------       -------      ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income ........................       (0.70)        (0.62)      (0.31)
Capital ......................................          --         (0.02)         --
                                                   -------       -------      ------
Total Distributions ..........................       (0.70)        (0.64)      (0.31)
                                                   -------       -------      ------
NET ASSET VALUE AT END OF PERIOD .............     $ 23.21       $ 37.38      $40.13
                                                   =======       =======      ======
TOTAL RETURN*** ..............................      (36.48)%       (5.38)%      5.19%
RATIOS /SUPPLEMENTAL DATA:
Net Assets at End of Period (000's Omitted) ..     $25,527       $22,426      $6,019
RATIO TO AVERAGE NET ASSETS OF:
Expenses .....................................        0.35%         0.35%       0.35%****
Net Investment Income ........................        2.57%         1.78%       1.46%****
Portfolio Turnover Rate+ .....................          50%           37%          7%

*    THE FUND COMMENCED OPERATIONS ON MARCH 1, 2006.

**   BASED ON AVERAGE SHARES OUTSTANDING.

*** TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTION AT NET ASSET VALUE DURING THE PERIOD, AND REDEMPTION ON THE LAST DAY OF THE PERIOD. TRANSACTION FEES ARE NOT REFLECT-ED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURN CALCULATED FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED.

**** ANNUALIZED.

+ PORTFOLIO TURNOVER IS NOT ANNUALIZED AND DOES NOT INCLUDE SECURITIES RECEIVED OR DELIVERED FROM PROCESSING CREATIONS OR REDEMPTIONS.

                                 PROSPECTUS 73

          RYDEX S&P SMALLCAP 600
             PURE VALUE ETF
----------------------------------------
 YEAR ENDED    YEAR ENDED   PERIOD ENDED
OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
    2008          2007          2006*
-----------   -----------   ------------

 $ 44.92        $ 39.10     $39.31
 -------        -------     ------
    0.17             --      (0.01)

  (15.87)          5.84      (0.20)
 -------        -------     ------
  (15.70)          5.84      (0.21)
 -------        -------     ------

   (0.19)         (0.02)        --
      --             --         --
 -------        -------     ------
   (0.19)         (0.02)        --
 -------        -------     ------
 $ 29.03        $ 44.92     $39.10
 =======        =======     ======
  (35.05)%        14.93%     (0.55)%

 $ 7,257        $11,229     $7,820

    0.35%          0.35%      0.35%****
    0.44%          0.00%     (0.04)%****
      63%            51%        14%

                                                 RYDEX S&P                  RYDEX S&P
                                           EQUAL WEIGHT CONSUMER        EQUAL WEIGHT CONSUMER
                                            DISCRETIONARY ETF               STAPLES ETF
                                        --------------------------   --------------------------
                                         YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                        OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                            2008          2007*          2008          2007*
                                        -----------   ------------   -----------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING
   OF PERIOD ........................     $ 44.50      $ 44.98         $ 52.68      $48.16
                                          -------      -------         -------      ------
Net Investment Income** .............        0.53         0.32            0.88        1.16
Net Realized and Unrealized Gain
   (Loss) on Investments ............      (19.59)       (0.49)         (11.22)       4.32
                                          -------      -------         -------      ------
TOTAL FROM INVESTMENT OPERATIONS.....      (19.06)       (0.17)         (10.34)       5.48
                                          -------      -------         -------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
Net Investment Income ...............       (0.62)       (0.31)          (0.87)      (0.96)
Net Realized Gains ..................          --           --              --          --
                                          -------      -------         -------      ------
Total Distributions .................       (0.62)       (0.31)          (0.87)      (0.96)
                                          -------      -------         -------      ------
NET ASSET VALUE AT END OF PERIOD.....     $ 24.82      $ 44.50         $ 41.47      $52.68
                                          =======      =======         =======      ======
TOTAL RETURN*** .....................      (43.27)%      (0.40)%        (19.87)%     11.45%
RATIOS /SUPPLEMENTAL DATA:
Net Assets at End of Period
   (000's Omitted) ..................     $ 3,722      $28,928         $10,368      $7,902
RATIO TO AVERAGE NET ASSETS OF:
Expenses ............................        0.50%        0.50%****       0.50%       0.50%****
Net Investment Income ...............        1.44%        0.67%****       1.78%       2.29%****
Portfolio Turnover Rate+ ............          29%           28%            25%         19%


*    THE FUND COMMENCED OPERATIONS ON NOVEMBER 1, 2006.

**   BASED ON AVERAGE SHARES OUTSTANDING.

*** TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTION AT NET ASSET VALUE DURING THE PERIOD, AND REDEMPTION ON THE LAST DAY OF THE PERIOD. TRANSACTION FEES ARE NOT REFLECT-ED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURN CALCULATED FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED.

**** ANNUALIZED

+ PORTFOLIO TURNOVER IS NOT ANNUALIZED AND DOES NOT INCLUDE SECURITIES RECEIVED OR DELIVERED FROM PROCESSING CREATIONS OR REDEMPTIONS.

                                 PROSPECTUS 75


        RYDEX S&P                      RYDEX S&P                    RYDEX S&P
       EQUAL WEIGHT                  EQUAL WEIGHT                EQUAL WEIGHT
        ENERGY ETF                  FINANCIALS ETF             HEALTH CARE ETF
--------------------------   --------------------------   --------------------------
 YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
    2008          2007*         2008           2007*         2008           2007*
-----------   ------------   -----------   ------------   -----------   ------------


 $ 67.48      $ 48.35           $ 46.67     $48.57          $ 57.94     $ 49.46
 -------      -------           -------     ------          -------     -------
    0.33         0.27              1.02       0.92             0.14        0.11

  (25.94)       19.14            (25.40)     (1.95)          (15.74)       8.48
 -------      -------           -------     ------          -------     -------
  (25.61)       19.41            (24.38)     (1.03)          (15.60)       8.59
 -------      -------           -------     ------          -------     -------


   (0.35)       (0.28)            (0.88)     (0.87)           (0.13)      (0.11)
   (1.80)          --                --         --               --          --
 -------      -------           -------     ------          -------     -------
   (2.15)       (0.28)            (0.88)     (0.87)           (0.13)      (0.11)
 -------      -------           -------     ------          -------     -------
 $ 39.72      $ 67.48           $ 21.41     $46.67          $ 42.21     $ 57.94
 =======      =======           =======     ======          =======     =======
  (39.28)%      40.28%           (52.88)%    (2.23)%         (26.98)%     17.37%


 $ 5,958      $10,122           $10,705     $7,000          $48,537     $17,383

    0.50%        0.50%****         0.50%      0.50%****        0.50%       0.50%****
    0.50%        0.47%****         3.09%      1.84%****        0.26%       0.20%****
      38%          34%               51%        31%              26%         55%

                                                RYDEX S&P                    RYDEX S&P
                                              EQUAL WEIGHT                 EQUAL WEIGHT
                                             INDUSTRIALS ETF               MATERIALS ETF
                                       --------------------------   --------------------------
                                        YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                       OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                           2008          2007*          2008          2007*
                                       -----------   ------------   -----------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT
   BEGINNING OF PERIOD .............     $ 59.37      $49.15          $ 59.42      $48.43
                                         -------      ------          -------      ------
Net Investment Income** ............        0.61        0.56             1.40        0.85
Net Realized and Unrealized Gain
   (Loss) on Investments ...........      (21.82)      10.21           (25.11)      10.74
                                         -------      ------          -------      ------
TOTAL FROM INVESTMENT OPERATIONS ...      (21.21)      10.77           (23.71)      11.59
                                         -------      ------          -------      ------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net Investment Income ..............       (0.65)      (0.55)           (1.34)      (0.60)
Net Realized Gains .................       (1.78)         --               --          --
                                         -------      ------          -------      ------
Total Distributions ................       (2.43)      (0.55)           (1.34)      (0.60)
                                         -------      ------          -------      ------
NET ASSET VALUE AT END OF PERIOD ...     $ 35.73      $59.37          $ 34.37      $59.42
                                         =======      ======          =======      ======
TOTAL RETURN*** ....................      (37.12)%     22.00%          (40.67)%     24.02%
RATIOS /SUPPLEMENTAL DATA:
Net Assets at End of Period
   (000's Omitted) .................     $ 7,146      $8,905          $ 5,155      $8,913
RATIO TO AVERAGE
   NET ASSETS OF:
Expenses ...........................        0.50%       0.50%****       0.50%        0.50%****
Net Investment Income ..............        1.17%       1.02%****       2.69%        1.53%****
Portfolio Turnover Rate+ ...........          30%         36%             34%          31%

*    THE FUND COMMENCED OPERATIONS ON NOVEMBER 1, 2006.

**   BASED ON AVERAGE SHARES OUTSTANDING.

*** TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTION AT NET ASSET VALUE DURING THE PERIOD, AND REDEMPTION ON THE LAST DAY OF THE PERIOD. TRANSACTION FEES ARE NOT REFLECT-ED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURN CALCULATED FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED.

**** ANNUALIZED

+ PORTFOLIO TURNOVER IS NOT ANNUALIZED AND DOES NOT INCLUDE SECURITIES RECEIVED OR DELIVERED FROM PROCESSING CREATIONS OR REDEMPTIONS.

                                  PROSPECTUS 77


         RYDEX S&P                     RYDEX S&P
        EQUAL WEIGHT                 EQUAL WEIGHT
       TECHNOLOGY ETF                UTILITIES ETF
---------------------------   --------------------------
YEAR ENDED    PERIOD ENDED     YEAR ENDED   PERIOD ENDED
OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
    2008          2007*          2008           2007*
-----------   -------------   -----------   ------------


 $ 55.18      $ 47.80          $ 62.28       $54.91
 -------      -------          -------       ------
    0.06        (0.05)            1.81         1.55

  (25.19)        7.43           (21.09)        7.38
 -------      -------          -------       ------
  (25.13)        7.38           (19.28)        8.93
 -------      -------          -------       ------


   (0.07)          --            (1.82)       (1.56)
      --           --               --           --
 -------      -------          -------       ------
   (0.07)          --            (1.82)       (1.56)
 -------      -------          -------       ------
 $ 29.98      $ 55.18          $ 41.18       $62.28
 =======      =======          =======       ======
  (45.58)%      15.44%          (31.63)%      16.41%


 $ 7,495      $19,312          $ 4,118       $6,228


    0.50%        0.50%****        0.50%        0.50%****
    0.14%       (0.10)%****       3.30%        2.59%****
      36%          60%              25%          20%

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S


The Rydex S&P Pure Style ETFs, and Rydex S&P Equal Weight Sector ETFs (the "S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Citigroup Global Markets Inc. ("Citigroup"). S&P and Citigroup make no representation, condition, warranty, express or implied, to the owners of the S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the S&P Funds particularly or the ability of the S&P Equal Weight Index, S&P 500/Citigroup Pure Value Index, S&P 500/Citigroup Pure Growth Index, S&P MidCap 400/Citigroup Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P SmallCap 600/Citigroup Pure Value Index, S&P SmallCap 600/Citigroup Pure Growth Index, S&P Equal Weight Index Consumer Discretionary, S&P Equal Weight Index Consumer Staples, S&P Equal Weight Index Energy, S&P Equal Weight Index Financials, S&P Equal Weight Index Health Care, S&P Equal Weight Index Industrials, S&P Equal Weight Index Information Technology, S&P Equal Weight Index Materials and S&P Equal Weight Index Telecommunication Services & Utilities (the "S&P Indices") to track general stock market performance. S&P's and Citigroup's only relationship to Rydex Investments (the "Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the S&P Funds. S&P and Citigroup have no obligation to take the needs of Licensee or the owners of the S&P Funds into consideration in determining, composing or calculating the S&P Indices. Neither S&P nor Citigroup is responsible for and has not participated in the determination of the prices and amount of the S&P Funds or the timing of the issuance or sale of the S&P Funds or in the determination or calculation of the equation by which the S&P Funds are to be converted into cash. S&P and Citigroup have no obligation or liability in connection with the administration, marketing, or trading of the S&P Funds.


S&P and Citigroup do not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P and Citigroup shall have no liability for any errors, omissions, or interruptions therein. S&P and Citigroup make no warranty or condition, express or implied, as to the results to be obtained by Licensee, owners of the S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P and Citigroup make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Citigroup have any liability for any special, punitive, indirect, or consequential damages

                                  PROSPECTUS 79


(including lost profits) resulting from the use of the Indexes or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," "S&P MidCap 400," Standard & Poor's SmallCap," "S&P SmallCap 600," "S&P 500/Citigroup Pure Value," "S&P 500/Citigroup Pure Growth," "S&P MidCap 400/Citigroup Pure Value," "S&P MidCap 400/Citigroup Pure Growth," "S&P SmallCap 600/Citigroup Pure Value," and "S&P SmallCap 600/Citigroup Pure Growth" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc. and have been licensed for use by Rydex Investments.


MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

SUPPLEMENTAL INFORMATION

I. PREMIUM/DISCOUNT INFORMATION

The tables that follow present information about the differences between the daily market price on secondary markets for shares of the Funds and each Fund's NAV. Net asset value, or "NAV," is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. A Fund's Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply of and demand for shares of the Funds.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a positive percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a negative percentage of the NAV.


The following information shows the frequency distribution of premiums and discounts for the Funds. The information shown for each Fund is for the year ended December 31, 2008.


Each line in the table shows the number of trading days in which the Funds traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

                                  PROSPECTUS 81



                                               PERCENTAGE
                     NUMBER OF DAYS           OF TOTAL DAYS
                 ----------------------   ----------------------
PREMIUM/         RYDEX S&P    RYDEX S&P   RYDEX S&P    RYDEX S&P
DISCOUNT          500 PURE    500 PURE     500 PURE    500 PURE
RANGE            VALUE ETF   GROWTH ETF   VALUE ETF   GROWTH ETF
--------------   ---------   ----------   ---------   ----------
BETWEEN 3.01%
   AND 8%             1           2         0.40%       0.80%
BETWEEN 1.01%
   AND 3%            14          16         5.53%       6.32%
BETWEEN 0.51%
   AND 1%            18          20         7.11%       7.91%
BETWEEN 0.26%
   AND 0.5%          28          16        11.07%       6.32%
BETWEEN 0.25%
   AND 0%            63          87        24.90%      34.39%
BETWEEN -0.01%
   AND -0.25%        59          65        23.32%      25.69%
BETWEEN -0.26%
   AND -0.5%         28          24        11.07%       9.48%
BETWEEN -0.51%
   AND -1%           23          15         9.10%       5.92%
BETWEEN -1.01%
   AND -3%           19           6         7.50%       2.37%
BETWEEN -3.01%
   AND -8%            0           2         0.00%       0.80%
                    ---         ---        -----       -----
TOTAL               253         253          100%        100%

                                                PERCENTAGE
                     NUMBER OF DAYS           OF TOTAL DAYS
                 ----------------------   ----------------------
                 RYDEX S&P    RYDEX S&P   RYDEX S&P   RYDEX S&P
PREMIUM/           MIDCAP      MIDCAP       MIDCAP      MIDCAP
DISCOUNT          400 PURE    400 PURE     400 PURE    400 PURE
RANGE            VALUE ETF   GROWTH ETF   VALUE ETF   GROWTH ETF
--------------   ---------   ----------   ---------   ----------
BETWEEN 3.01%
   AND 8%            10           2          3.95%      0.80%
BETWEEN 1.01%
   AND 3%            27          17         10.67%      6.72%
BETWEEN 0.51%
   AND 1%            17          18          6.72%      7.11%
BETWEEN 0.26%
   AND 0.5%          24          37          9.48%     14.62%
BETWEEN 0.25%
   AND 0%            62          72         24.51%     28.46%
BETWEEN -0.01%
   AND -0.25%        54          68         21.34%     26.88%
BETWEEN -0.26%
   AND -0.5%         27          16         10.67%      6.32%
BETWEEN -0.51%
   AND -1%           19          12          7.51%      4.74%
BETWEEN -1.01%
   AND -3%           11          10          4.35%      3.95%
BETWEEN -3.01%
   AND -8%            2           1          0.80%      0.40%
                    ---         ---         -----      -----
TOTAL               253         253           100%       100%

                                  PROSPECTUS 83


                                                PERCENTAGE
                     NUMBER OF DAYS           OF TOTAL DAYS
                 ----------------------   ----------------------
                 RYDEX S&P    RYDEX S&P   RYDEX S&P   RYDEX S&P
PREMIUM/          SMALLCAP    SMALLCAP     SMALLCAP    SMALLCAP
DISCOUNT          600 PURE    600 PURE     600 PURE    600 PURE
RANGE            VALUE ETF   GROWTH ETF   VALUE ETF   GROWTH ETF
--------------   ---------   ----------   ---------   ----------
BETWEEN 3.01%
   AND 8%             4          5           1.58%       1.98%
BETWEEN 1.01%
   AND 3%            19         25           7.51%       9.88%
BETWEEN 0.51%
   AND 1%            17         29           6.72%      11.46%
BETWEEN 0.26%
   AND 0.5%          23         30           9.10%      11.86%
BETWEEN 0.25%
   AND 0%            55         53          21.74%      20.95%
BETWEEN -0.01%
   AND -0.25%        65         45          25.68%      17.79%
BETWEEN -0.26%
   AND -0.5%         38         25          15.02%       9.88%
BETWEEN -0.51%
   AND -1%           19         18           7.51%       7.11%
BETWEEN -1.01%
   AND -3%           12         19           4.74%       7.51%
BETWEEN -3.01%
   AND -8%            1          4           0.40%       1.58%
                    ---        ---          -----       -----
TOTAL               253        253            100%        100%

                                                          PERCENTAGE
                          NUMBER OF DAYS                 OF TOTAL DAYS
                  ----------------------------   ----------------------------
                    RYDEX S&P       RYDEX S&P      RYDEX S&P      RYDEX S&P
                   EQUAL WEIGHT   EQUAL WEIGHT    EQUAL WEIGHT   EQUAL WEIGHT
PREMIUM/             CONSUMER       CONSUMER        CONSUMER       CONSUMER
DISCOUNT          DISCRETIONARY      STAPLES     DISCRETIONARY     STAPLES
RANGE                  ETF            ETF             ETF            ETF
---------------   -------------   ------------   -------------   ------------
BETWEEN 10.01%
   AND 30%               1              0            0.40%          0.00%
BETWEEN 8.01%
   AND 10%               0              0            0.00%          0.00%
BETWEEN 3.01%
   AND 8%                5              0            1.98%          0.00%
BETWEEN 1.01%
   AND 3%                7             13            2.77%          5.14%
BETWEEN 0.51%
   AND 1%               22             26            8.70%         10.28%
BETWEEN 0.26%
   AND 0.5%             30             27           11.86%         10.67%
BETWEEN 0.25%
   AND 0%              102             60           40.30%         23.71%
BETWEEN -0.01%
   AND -0.25%           45             59           17.78%         23.32%
BETWEEN -0.26%
   AND -0.5%            11             24            4.35%          9.48%
BETWEEN -0.51%
   AND -1%              10             21            3.95%          8.30%
BETWEEN -1.01%
   AND -3%               8             23            3.15%          9.10%
BETWEEN -3.01%
   AND -8%               9              0            3.56%          0.00%
BETWEEN -8.01%
   AND -10%              2              0            0.80%          0.00%
BETWEEN -10.01%
   AND -30%              1              0            0.40%          0.00%
                       ---            ---           -----          -----
TOTAL                  253            253             100%           100%

                                  PROSPECTUS 85


                                                        PERCENTAGE
                        NUMBER OF DAYS                OF TOTAL DAYS
                  ---------------------------   ---------------------------
                                  RYDEX S&P                     RYDEX S&P
PREMIUM/            RYDEX S&P    EQUAL WEIGHT     RYDEX S&P    EQUAL WEIGHT
DISCOUNT          EQUAL WEIGHT    FINANCIALS    EQUAL WEIGHT    FINANCIALS
RANGE              ENERGY ETF        ETF         ENERGY ETF        ETF
---------------   ------------   ------------   ------------   ------------
BETWEEN 10.01%
   AND 30%              0              2            0.00%         0.80%
BETWEEN 8.01%
   AND 10%              0              0            0.00%         0.00%
BETWEEN 3.01%
   AND 8%              10             12            3.95%         4.74%
BETWEEN 1.01%
   AND 3%              25             19            9.88%         7.51%
BETWEEN 0.51%
   AND 1%              30             21           11.86%         8.30%
BETWEEN 0.26%
   AND 0.5%            24             20            9.48%         7.91%
BETWEEN 0.25%
   AND 0%              58             50           22.93%        19.75%
BETWEEN -0.01%
   AND -0.25%          48             48           18.97%        18.97%
BETWEEN -0.26%
   AND -0.5%           17             22            6.72%         8.70%
BETWEEN -0.51%
   AND -1%             24             25            9.49%         9.88%
BETWEEN -1.01%
   AND -3%             10             25            3.95%         9.88%
BETWEEN -3.01%
   AND -8%              6              8            2.37%         3.16%
BETWEEN -8.01%
   AND -10%             1              0            0.40%         0.00%
BETWEEN -10.01%
   AND -30%             0              1            0.00%         0.40%
                      ---            ---           -----         -----
TOTAL                 253            253             100%          100%

                                                         PERCENTAGE
                         NUMBER OF DAYS                OF TOTAL DAYS
                  ---------------------------   ---------------------------
                    RYDEX S&P      RYDEX S&P      RYDEX S&P      RYDEX S&P
PREMIUM/          EQUAL WEIGHT   EQUAL WEIGHT   EQUAL WEIGHT   EQUAL WEIGHT
DISCOUNT             HEALTH       INDUSTRIALS      HEALTH       INDUSTRIALS
RANGE               CARE ETF          ETF         CARE ETF          ETF
--------------    ------------   ------------   ------------   ------------
BETWEEN 10.01%
   AND 30%               1              0           0.40%          0.00%
BETWEEN 8.01%
   AND 10%               0              0           0.00%          0.00%
BETWEEN 3.01%
   AND 8%                0              4           0.00%          1.58%
BETWEEN 1.01%
   AND 3%                5             22           1.98%          8.70%
BETWEEN 0.51%
   AND 1%               20             28           7.91%         11.05%
BETWEEN 0.26%
   AND 0.5%             22             17           8.70%          6.72%
BETWEEN 0.25%
   AND 0%               66             46          26.08%         18.18%
BETWEEN -0.01%
   AND -0.25%           96             59          37.93%         23.32%
BETWEEN -0.26%
   AND -0.5%            26             20          10.28%          7.91%
BETWEEN -0.51%
   AND -1%              13             19           5.14%          7.50%
BETWEEN -1.01%
   AND -3%               4             30           1.58%         11.86%
BETWEEN -3.01%
   AND -8%               0              5           0.00%          1.98%
BETWEEN -8.01%
   AND -10%              0              2           0.00%          0.80%
BETWEEN -10.01%
   AND -30%              0              1           0.00%          0.40%
                       ---            ---          -----          -----
TOTAL                  253            253            100%           100%

                                  PROSPECTUS 87


                                                         PERCENTAGE
                         NUMBER OF DAYS                OF TOTAL DAYS
                  ---------------------------   ---------------------------
                    RYDEX S&P      RYDEX S&P      RYDEX S&P      RYDEX S&P
PREMIUM/          EQUAL WEIGHT   EQUAL WEIGHT   EQUAL WEIGHT   EQUAL WEIGHT
DISCOUNT            MATERIALS     TECHNOLOGY      MATERIALS     TECHNOLOGY
RANGE                  ETF            ETF            ETF           ETF
--------------    ------------   ------------   ------------   ------------
BETWEEN 10.01%
   AND 30%               0              0           0.00%          0.00%
BETWEEN 8.01%
   AND 10%               1              0           0.40%          0.00%
BETWEEN 3.01%
   AND 8%                5              0           1.98%          0.00%
BETWEEN 1.01%
   AND 3%               27             21          10.67%          8.30%
BETWEEN 0.51%
   AND 1%               20             21           7.91%          8.30%
BETWEEN 0.26%
   AND 0.5%             27             21          10.67%          8.30%
BETWEEN 0.25%
   AND 0%               43             66          16.98%         26.08%
BETWEEN -0.01%
   AND -0.25%           46             68          18.18%         26.90%
BETWEEN -0.26%
   AND -0.5%            20             12           7.91%          4.74%
BETWEEN -0.51%
   AND -1%              26             16          10.28%          6.32%
BETWEEN -1.01%
   AND -3%              27             18          10.67%          7.11%
BETWEEN -3.01%
   AND -8%              10             10           3.95%          3.95%
BETWEEN -8.01%
   AND -10%              1              0           0.40%          0.00%
BETWEEN -10.01%
   AND -30%              0              0           0.00%          0.00%
                       ---            ---          -----          -----
TOTAL                  253            253            100%           100%

                                                       PERCENTAGE
                              NUMBER OF DAYS          OF TOTAL DAYS
                           --------------------   --------------------
PREMIUM/DISCOUNT              RYDEX S&P EQUAL        RYDEX S&P EQUAL
RANGE                      WEIGHT UTILITIES ETF   WEIGHT UTILITIES ETF
----------------           --------------------   --------------------
BETWEEN 10.01% AND 30%                0                   0.00%
BETWEEN 8.01% AND 10%                 0                   0.00%
BETWEEN 3.01% AND 8%                  8                   3.16%
BETWEEN 1.01% AND 3%                 28                  11.07%
BETWEEN 0.51% AND 1%                 26                  10.28%
BETWEEN 0.26% AND 0.5%               19                   7.50%
BETWEEN 0.25% AND 0%                 54                  21.34%
BETWEEN -0.01% AND -0.25%            57                  22.53%
BETWEEN -0.26% AND -0.5%             20                   7.91%
BETWEEN -0.51% AND -1%               18                   7.11%
BETWEEN -1.01% AND -3%               20                   7.91%
BETWEEN -3.01% AND -8%                3                   1.19%
BETWEEN -8.01% AND -10%               0                   0.00%
BETWEEN -10.01% AND -30%              0                   0.00%
                                    ---                  -----
TOTAL                               253                    100%


II. TOTAL RETURN INFORMATION


The following tables present information about the total return of each Fund's Underlying Index and the total return of each Fund. The information presented for the Funds is for the period ended October 31, 2008.


"Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the Market Price per share of each Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since a Fund's shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market

                                  PROSPECTUS 89


and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

                        RYDEX S&P 500 PURE VALUE ETF(1)



                                                                     CUMULATIVE
               AVERAGE ANNUAL TOTAL RETURNS                        TOTAL RETURNS
---------------------------------------------------------   ---------------------------
             YEAR ENDED                INCEPTION                     INCEPTION
              10/31/08                TO 10/31/08                   TO 10/31/08
         ------------------   ---------------------------   ---------------------------
                     S&P                           S&P                           S&P
                     500/                          500/                          500/
                  Citigroup                     Citigroup                     Citigroup
                     Pure                          Pure                          Pure
                    Value                         Value                         Value
  NAV    Market     Index       NAV    Market     Index       NAV    Market     Index
------   ------   ---------   ------   ------   ---------   ------   ------   ---------
-45.76%  -45.82%   -45.70%    -15.15%  -15.26%   -14.65%    -35.53%  -35.76%   -34.63%

                        RYDEX S&P 500 PURE GROWTH ETF(2)

                                                                     CUMULATIVE
               AVERAGE ANNUAL TOTAL RETURNS                        TOTAL RETURNS
---------------------------------------------------------   ---------------------------
             YEAR ENDED                INCEPTION                     INCEPTION
              10/31/08                TO 10/31/08                   TO 10/31/08
         ------------------   ---------------------------   ---------------------------
                     S&P                           S&P                           S&P
                     500/                          500/                          500/
                  Citigroup                     Citigroup                     Citigroup
                     Pure                          Pure                          Pure
                    Growth                        Growth                        Growth
 NAV     Market     Index       NAV    Market     Index       NAV    Market     Index
------   ------   ---------   ------   ------   ---------   ------   ------   ---------
-38.00%  -38.14%   -37.90%    -11.63%  -11.77%   -11.11%    -28.14%  -28.45%   -27.10%

(1) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P 500 PURE VALUE ETF (MARCH 1, 2006).

(2) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P 500 PURE GROWTH ETF (MARCH 1, 2006).

                     RYDEX S&P MIDCAP 400 PURE VALUE ETF(3)

                                                                     CUMULATIVE
               AVERAGE ANNUAL TOTAL RETURNS                        TOTAL RETURNS
---------------------------------------------------------   ---------------------------
             YEAR ENDED                INCEPTION                     INCEPTION
              10/31/08                TO 10/31/08                   TO 10/31/08
         ------------------   ---------------------------   ---------------------------
                     S&P                           S&P                           S&P
                    MidCap                        MidCap                        MidCap
                     400/                          400/                          400/
                  Citigroup                     Citigroup                     Citigroup
                     Pure                          Pure                          Pure
                    Value                         Value                         Value
 NAV     Market     Index       NAV    Market     Index       NAV    Market     Index
------   ------   ---------   ------   ------   ---------   ------   ------   ---------
-41.75%  -42.11%   -42.04%    -13.35%  -13.64%   -13.03%    -31.81%  -32.42%    -31.25%

                    RYDEX S&P MIDCAP 400 PURE GROWTH ETF(4)

                                                                     CUMULATIVE
               AVERAGE ANNUAL TOTAL RETURNS                        TOTAL RETURNS
---------------------------------------------------------   ---------------------------
             YEAR ENDED                INCEPTION                     INCEPTION
              10/31/08                TO 10/31/08                   TO 10/31/08
         ------------------   ---------------------------   ---------------------------
                     S&P                           S&P                           S&P
                    MidCap                        MidCap                        MidCap
                     400/                          400/                          400/
                  Citigroup                     Citigroup                     Citigroup
                     Pure                          Pure                          Pure
                    Growth                        Growth                        Growth
 NAV     Market     Index       NAV    Market     Index       NAV    Market     Index
------   ------   ---------   ------   ------   ---------   ------   ------   ---------
-34.52%  -34.88%   -34.34%    -10.23%  -10.47%   -9.41%     -25.05%  -25.59%   -23.31%

(3) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P MIDCAP 400 PURE VALUE ETF (MARCH 1, 2006).

(4) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P MIDCAP 400 PURE GROWTH ETF (MARCH 1, 2006).

                                  PROSPECTUS 91


                    RYDEX S&P SMALLCAP 600 PURE VALUE ETF(5)

                                                                     CUMULATIVE
               AVERAGE ANNUAL TOTAL RETURNS                        TOTAL RETURNS
---------------------------------------------------------   ----------------------------
             YEAR ENDED                INCEPTION                     INCEPTION
              10/31/08                TO 10/31/08                   TO 10/31/08
         ------------------   ---------------------------   ---------------------------
                     S&P                           S&P                           S&P
                   SmallCap                      SmallCap                      SmallCap
                     600/                          600/                         600/
                  Citigroup                     Citigroup                     Citigroup
                    Pure                           Pure                         Pure
                    Value                         Value                         Value
  NAV    Market     Index       NAV    Market     Index       NAV    Market     Index
------   ------   ---------   ------   ------   ---------   ------   ------   ---------
-36.48%  -37.83%   -36.50%    -15.77%  -16.56%   -15.23%    -36.78%  -38.35%   -35.82%

                    RYDEX S&P SMALLCAP 600 PURE GROWTH ETF(6)

                                                                     CUMULATIVE
               AVERAGE ANNUAL TOTAL RETURNS                        TOTAL RETURNS
---------------------------------------------------------   ----------------------------
             YEAR ENDED                INCEPTION                     INCEPTION
              10/31/08                TO 10/31/08                   TO 10/31/08
         ------------------   ---------------------------   ---------------------------
                     S&P                           S&P                           S&P
                   SmallCap                      SmallCap                      SmallCap
                     600/                          600/                         600/
                  Citigroup                     Citigroup                     Citigroup
                    Pure                           Pure                         Pure
                    Growth                       Growth                         Growth
  NAV    Market     Index       NAV     Market    Index       NAV    Market     Index
------   ------   ---------   ------   ------   ---------   ------   ------   ---------
-35.05%  -34.81%   -35.13%    -10.55%  -10.74%    -9.94%    -25.76%  -26.19%   -24.50%

              RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF(7)

                                                                               CUMULATIVE
                   AVERAGE ANNUAL TOTAL RETURNS                              TOTAL RETURNS
-----------------------------------------------------------------   -------------------------------
               YEAR ENDED                    INCEPTION                         INCEPTION
                10/31/08                    TO 10/31/08                       TO 10/31/08
         ----------------------   -------------------------------   -------------------------------
                       S&P                               S&P                               S&P
                      Equal                             Equal                             Equal
                      Weight                            Weight                            Weight
                      Index                             Index                             Index
                     Consumer                          Consumer                          Consumer
  NAV    Market   Discretionary     NAV    Market   Discretionary     NAV    Market   Discretionary
------   ------   -------------   ------   ------   -------------   ------   ------   -------------
-43.27%  -43.53%     -43.13%      -24.83%  -25.06%     -24.67%      -43.49%  -43.85%     -43.44%

(5) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P SMALLCAP 600 PURE VALUE ETF (MARCH 1,
     2006).

(6) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P SMALLCAP 600 PURE GROWTH ETF (MARCH 1,
     2006).

(7) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF (NOVEMBER 1, 2006).

                 RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF(8)

                                                                  CUMULATIVE
             AVERAGE ANNUAL TOTAL RETURNS                       TOTAL RETURNS
------------------------------------------------------   ----------------------------
             YEAR ENDED                INCEPTION                     INCEPTION
              10/31/08                TO 10/31/08                   TO 10/31/08
         -----------------   -------------------------   ---------------------------
                    S&P                          S&P                           S&P
                    Equal                       Equal                         Equal
                   Weight                      Weight                        Weight
                    Index                       Index                         Index
                  Consumer                    Consumer                      Consumer
  NAV    Market   Staples     NAV    Market   Staples      NAV    Market    Staples
------   ------   --------   -----   ------   --------   ------   ------   ---------
-19.87%  -19.15%   -19.75%   -5.50%  -5.10%    -5.23%    -10.69%  -9.94%    -10.25%

                      RYDEX S&P EQUAL WEIGHT ENERGY ETF(9)

                                                             CUMULATIVE
            AVERAGE ANNUAL TOTAL RETURNS                    TOTAL RETURNS
---------------------------------------------------   ------------------------
            YEAR ENDED             INCEPTION                  INCEPTION
             10/31/08             TO 10/31/08                TO 10/31/08
         ----------------   -----------------------   ------------------------
                    S&P                        S&P                        S&P
                   Equal                      Equal                      Equal
                   Weight                    Weight                     Weight
                   Index                     Index                       Index
  NAV    Market   Energy     NAV    Market   Energy     NAV    Market   Energy
------   ------   -------   -----   ------   ------   ------   ------   ------
-39.28%  -39.18%  -39.06%   -7.71%  -7.75%   -7.74%   -14.82%  -14.90%  -14.95%

                    RYDEX S&P EQUAL WEIGHT FINANCIALS ETF(10)

                                                                       CUMULATIVE
                AVERAGE ANNUAL TOTAL RETURNS                          TOTAL RETURNS
-----------------------------------------------------------   ----------------------------
              YEAR ENDED                 INCEPTION                      INCEPTION
               10/31/08                 TO 10/31/08                    TO 10/31/08
         -------------------   ----------------------------   ----------------------------
                      S&P                            S&P                            S&P
                     Equal                          Equal                          Equal
                    Weight                         Weight                         Weight
                    Index                           Index                         Index
  NAV    Market   Financials     NAV    Market   Financials     NAV    Market   Financials
------   ------   ----------   ------   ------   ----------   ------   ------   ----------
-52.88%  -52.72%    -51.98%    -32.13%  -32.19%    -31.44%    -53.93%  -54.02%    -53.21%

(8) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF (NOVEMBER 1, 2006).

(9) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P EQUAL WEIGHT ENERGY ETF (NOVEMBER 1, 2006).

(10) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P EQUAL WEIGHT FINANCIALS ETF (NOVEMBER 1,
     2006).

                                  PROSPECTUS 93



                   RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF(11)

                                                                          CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                           TOTAL RETURNS
-------------------------------------------------------------   ----------------------------
              YEAR ENDED                 INCEPTION                      INCEPTION
               10/31/08                 TO 10/31/08                    TO 10/31/08
         --------------------   -----------------------------   -----------------------------
                      S&P                             S&P                             S&P
                     Equal                           Equal                            Equal
                     Weight                          Weight                          Weight
                     Index                           Index                           Index
  NAV    Market   Health Care    NAV     Market   Health Care     NAV    Market   Health Care
------   ------   -----------   -----    ------   -----------   ------   ------   -----------
-26.98%  -26.65%     -25.75%    -7.42%   -7.85%      -6.75%     -14.30%  -15.08%    -13.11%

                   RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF(12)

                                                                           CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                            TOTAL RETURNS
--------------------------------------------------------------   -----------------------------
               YEAR ENDED                  INCEPTION                       INCEPTION
                10/31/08                  TO 10/31/08                     TO 10/31/08
         ---------------------   -----------------------------   -----------------------------
                       S&P                             S&P                             S&P
                      Equal                           Equal                           Equal
                      Weight                          Weight                          Weight
                      Index                           Index                           Index
  NAV    Market    Industrials     NAV    Market   Industrials     NAV    Market   Industrials
------   -------   -----------   ------   ------   -----------   ------   ------   -----------
-37.12%  -36.68%     -37.03%     -12.41%  -12.09%    -12.36%     -23.28%   -22.72%     -23.31%


                    RYDEX S&P EQUAL WEIGHT MATERIALS ETF(13)

                                                                     CUMULATIVE
               AVERAGE ANNUAL TOTAL RETURNS                        TOTAL RETURNS
---------------------------------------------------------   ----------------------------
             YEAR ENDED                INCEPTION                     INCEPTION
              10/31/08                TO 10/31/08                   TO 10/31/08
         ------------------   ---------------------------   ---------------------------
                     S&P                           S&P                           S&P
                    Equal                         Equal                         Equal
                    Weight                        Weight                        Weight
                    Index                         Index                         Index
  NAV    Market   Materials     NAV    Market   Materials     NAV    Market   Materials
------   ------   ---------   ------   ------   ---------   ------   ------   ---------
-40.67%  -39.58%   -40.18%    -14.22%  -13.82%   -13.76%    -26.42%  -25.73%   -25.75%

(11) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF (NOVEMBER 1,
     2006).

(12) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF (NOVEMBER 1,
     2006).

(13) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P EQUAL WEIGHT MATERIALS ETF (NOVEMBER 1,
     2006).

                    RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF(14)

                                                                      CUMULATIVE
               AVERAGE ANNUAL TOTAL RETURNS                          TOTAL RETURNS
-----------------------------------------------------------   ----------------------------
              YEAR ENDED                 INCEPTION                      INCEPTION
               10/31/08                 TO 10/31/08                    TO 10/31/08
         -------------------   ----------------------------   ----------------------------
                      S&P                           S&P                           S&P
                     Equal                          Equal                         Equal
                    Weight                         Weight                         Weight
                     Index                          Index                          Index
  NAV    Market   Technology     NAV    Market   Technology     NAV    Market   Technology
------   ------   ----------   ------   ------   ----------   ------   ------   ----------
-45.58%  -45.01%   -45.57%     -20.74%  -20.30%    -20.99%    -37.17%  -36.48%    -37.74%

                    RYDEX S&P EQUAL WEIGHT UTILITIES ETF(15)

                                                                     CUMULATIVE
               AVERAGE ANNUAL TOTAL RETURNS                        TOTAL RETURNS
---------------------------------------------------------   ----------------------------
             YEAR ENDED                INCEPTION                     INCEPTION
              10/31/08                TO 10/31/08                   TO 10/31/08
         ------------------   ---------------------------   ---------------------------
                     S&P                           S&P                           S&P
                    Equal                         Equal                         Equal
                    Weight                        Weight                        Weight
                    Index                         Index                         Index
  NAV    Market   Utilities     NAV    Market   Utilities     NAV    Market   Utilities
------   ------   ---------   ------   ------   ---------   ------   -------   ---------
-31.63%  -31.56%   -31.45%    -10.79%  -10.72%    -10.20%   -20.41%  -20.29%   -19.46%

(14) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF (NOVEMBER 1,
     2006).

(15) TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION ARE CALCULATED FROM THE INCEPTION DATE OF THE RYDEX S&P EQUAL WEIGHT UTILITIES ETF (NOVEMBER 1,
     2006).

                                 PROSPECTUS 95


ADDITIONAL INFORMATION


ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MARCH 1, 2009. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX ETF TRUST, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.


NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-21261.

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

                                 PROSPECTUS 97


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

[RYDEXINVESTMENTS LOGO]
ESSENTIAL FOR MODERN MARKETS(R)


9601 Blackwell Road - Suite 500 - Rockville, MD 20850
800.820.0888 - www.rydexinvestments.com


ETFPSQ-1-0309x0310

                                                                 RYDEX ETF TRUST
                                                                   MARCH 1, 2009

                                                      LEVERAGED AND INVERSE ETFs

                         RYDEX 2X S&P 500 ETF                RYDEX 2X S&P SELECT
                                                               SECTOR ENERGY ETF
                 RYDEX INVERSE 2X S&P 500 ETF
                                                            RYDEX INVERSE 2X S&P
                  RYDEX 2X S&P MIDCAP 400 ETF           SELECT SECTOR ENERGY ETF

                                RYDEX INVERSE                RYDEX 2X S&P SELECT
                        2X S&P MIDCAP 400 ETF               SECTOR FINANCIAL ETF

                 RYDEX 2X RUSSELL 2000(R) ETF               RYDEX INVERSE 2X S&P
                                                     SELECT SECTOR FINANCIAL ETF
                                RYDEX INVERSE
                       2X RUSSELL 2000(R) ETF         RYDEX 2X S&P SELECT SECTOR
                                                                 HEALTH CARE ETF

                                                     RYDEX INVERSE 2X S&P SELECT
                                                          SECTOR HEALTH CARE ETF

                                                      RYDEX 2X S&P SELECT SECTOR
                                                                  TECHNOLOGY ETF

                                                     RYDEX INVERSE 2X S&P SELECT
                                                           SECTOR TECHNOLOGY ETF

                                                        [RYDEX INVESTMENTS LOGO]


The U.S. Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


RYDEX ETF TRUST OVERVIEW .....................................................    1
   RYDEX 2X S&P 500 ETF ......................................................    2
   RYDEX INVERSE 2X S&P 500 ETF ..............................................    3
   RYDEX 2X S&P MIDCAP 400 ETF ...............................................    4
   RYDEX INVERSE 2X S&P MIDCAP 400 ETF .......................................    5
   RYDEX 2X RUSSELL 2000(R) ETF ..............................................    6
   RYDEX INVERSE 2X RUSSELL 2000(R) ETF ......................................    7
   RYDEX 2X S&P SELECT SECTOR ENERGY ETF .....................................    8
   RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF .............................    9
   RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF ..................................   10
   RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF ..........................   11
   RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF ................................   12
   RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF ........................   13
   RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF .................................   14
   RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF .........................   15
PRINCIPAL RISKS OF INVESTING IN THE FUNDS ....................................   16
DESCRIPTIONS OF PRINCIPAL RISKS ..............................................   19
FUND PERFORMANCE .............................................................   26
FUND FEES AND EXPENSES .......................................................   34
MORE INFORMATION ABOUT THE FUNDS .............................................   43
BENCHMARKS AND INVESTMENT METHODOLOGY ........................................   43
SHAREHOLDER INFORMATION ......................................................   50
DISTRIBUTION PLAN ............................................................   54
DIVIDENDS AND DISTRIBUTIONS ..................................................   55
TAX INFORMATION ..............................................................   55
MANAGEMENT OF THE FUNDS ......................................................   57
FINANCIAL HIGHLIGHTS .........................................................   60
INDEX PUBLISHERS INFORMATION .................................................   68
SUPPLEMENTAL INFORMATION .....................................................   71
ADDITIONAL INFORMATION .......................................................   84

                                                                    PROSPECTUS 1

                                RYDEX ETF TRUST
            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 - 301.296.5100 - WWW.RYDEXINVESTMENTS.COM


Rydex ETF Trust (the "Trust") is an investment company offering a number of professionally managed investment portfolios. This Prospectus describes the Rydex 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF, Rydex 2x Russell 2000(R) ETF, Rydex 2x S&P Select Sector Energy ETF, Rydex 2x S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, and Rydex 2x S&P Select Sector Technology ETF (each a "Leveraged Fund," and collectively, the "Leveraged Funds") and the Rydex Inverse 2x S&P 500 ETF, Rydex Inverse 2x S&P MidCap 400 ETF, Rydex Inverse 2x Russell 2000(R) ETF, Rydex Inverse 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, and Rydex Inverse 2x S&P Select Sector Technology ETF (each an "Inverse Fund" and together, the "Inverse Funds" and together with the Leveraged Funds, the "Funds"). The Funds are advised by PADCO Advisors II, Inc., which operates under the name Rydex Investments ("Rydex" or the "Advisor").

The shares of the Funds are listed for trading on the NYSE Arca, Inc. (the "Exchange"). Market prices for a Fund's shares may be different from its net asset value per share ("NAV"). For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds. The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, or multiples thereof, called a "Creation Unit." Creation Units of a Leveraged Select Sector Fund are issued and redeemed principally in-kind for securities included in the Fund's underlying index. Creation Units of an Inverse Select Sector Fund are issued and redeemed for cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit. For a more detailed discussion, see the "Creations and Redemptions" section herein. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES.

2

RYDEX 2X S&P 500 ETF (RSU)

FUND OBJECTIVE

The Rydex 2x S&P 500 ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the S&P 500 Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the value of the Underlying Index goes down by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x S&P 500 ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the S&P 500 Index at the time of purchase, but may purchase equity securities of any capitalization range.

PRINCIPAL RISKS

The Rydex 2x S&P 500 ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Large-Capitalization Securities Risk

      -     Leveraging Risk

      -     Liquidity Risk

      -     Market Risk

      -     Non-Diversification Risk

      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

                                                                    PROSPECTUS 3

RYDEX INVERSE 2X S&P 500 ETF (RSW)

FUND OBJECTIVE

The Rydex Inverse 2x S&P 500 ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the S&P 500 Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Rydex Inverse 2x S&P 500 ETF meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the value of the Underlying Index goes up by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex Inverse 2x S&P 500 ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

The Rydex Inverse 2x S&P 500 ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Large-Capitalization Securities Risk

      -     Leveraging Risk

      -     Liquidity Risk

      -     Market Risk

      -     Non-Diversification Risk

      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

4

RYDEX 2X S&P MIDCAP 400 ETF (RMM)

FUND OBJECTIVE

The Rydex 2x S&P MidCap 400 ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the S&P MidCap 400 Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the value of the Underlying Index goes down by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x S&P MidCap 400 ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the S&P MidCap 400 Index at the time of purchase, but may purchase equity securities of any capitalization range.

PRINCIPAL RISKS

The Rydex 2x S&P MidCap 400 ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Leveraging Risk

      -     Liquidity Risk

      -     Market Risk

      -     Mid-Capitalization Securities Risk

      -     Non-Diversification Risk

      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

                                                                    PROSPECTUS 5

RYDEX INVERSE 2X S&P MIDCAP 400 ETF (RMS)

FUND OBJECTIVE

The Rydex Inverse 2x S&P MidCap 400 ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the S&P MidCap 400 Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Rydex Inverse 2x S&P MidCap 400 ETF meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the value of the Underlying Index goes up by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex Inverse 2x S&P MidCap 400 ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

The Rydex Inverse 2x S&P MidCap 400 ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Leveraging Risk

      -     Liquidity Risk

      -     Market Risk

      -     Mid-Capitalization Securities Risk

      -     Non-Diversification

      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

6

RYDEX 2X RUSSELL 2000(R) ETF (RRY)

FUND OBJECTIVE

The Rydex 2x Russell 2000(R) ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the Russell 2000(R) Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the value of the Underlying Index goes down by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x Russell 2000(R) ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Russell 2000(R) Index at the time of purchase, but may purchase equity securities of any capitalization range.

PRINCIPAL RISKS

The Rydex 2x Russell 2000(R) ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Leveraging Risk

      -     Liquidity Risk

      -     Market Risk

      -     Non-Diversification Risk

      -     Small-Capitalization Securities Risk

      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

                                                                    PROSPECTUS 7

RYDEX INVERSE 2X RUSSELL 2000(R) ETF (RRZ)

FUND OBJECTIVE

The Rydex Inverse 2x Russell 2000(R) ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the Russell 2000(R) Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the value of the Underlying Index goes up by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex Inverse 2x Russell 2000(R) ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

The Rydex Inverse 2x Russell 2000(R) ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Leveraging Risk

      -     Liquidity Risk

      -     Market Risk

      -     Non-Diversification Risk

      -     Small-Capitalization Securities Risk

      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

8

RYDEX 2X S&P SELECT SECTOR ENERGY ETF (REA)


FUND OBJECTIVE


The Rydex 2x S&P Select Sector Energy ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the Energy Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the value of the Underlying Index goes down by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x S&P Select Sector Energy ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS

The Rydex 2x S&P Select Sector Energy ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Energy Sector Concentration Risk

      -     Large-Capitalization Securities Risk

      -     Leveraging Risk

      -     Liquidity Risk


      -     Market Risk

      -     Non-Diversification Risk


      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

                                                                    PROSPECTUS 9


RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF (REC)


FUND OBJECTIVE


The Rydex Inverse 2x S&P Select Sector Energy ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the Energy Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the value of the Underlying Index goes up by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex Inverse 2x S&P Select Sector Energy ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.


PRINCIPAL RISKS

The Rydex Inverse 2x S&P Select Sector Energy ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Energy Sector Concentration Risk

      -     Large-Capitalization Securities Risk

      -     Leveraging Risk

      -     Liquidity Risk


      -     Market Risk

      -     Non-Diversification Risk


      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

10


RYDEX 2X S&P SELECT SECTOR FINANCIALS ETF (RFL)


FUND OBJECTIVE


The Rydex 2x S&P Select Sector Financial ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the Financial Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the value of the Underlying Index goes down by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x S&P Select Sector Financial ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS

The Rydex 2x S&P Select Sector Financial ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Financial Sector Concentration Risk

      -     Large-Capitalization Securities Risk

      -     Leveraging Risk

      -     Liquidity Risk


      -     Market Risk

      -     Non-Diversification Risk


      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

                                                                   PROSPECTUS 11


RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIALS ETF (RFN)


FUND OBJECTIVE


The Rydex Inverse 2x S&P Select Sector Financial ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the Financial Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the value of the Underlying Index goes up by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY


The Rydex Inverse 2x S&P Select Sector Financial ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.


PRINCIPAL RISKS

The Rydex Inverse 2x S&P Select Sector Financial ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Financial Sector Concentration Risk

      -     Large-Capitalization Securities Risk

      -     Leveraging Risk

      -     Liquidity Risk


      -     Market Risk

      -     Non-Diversification Risk


      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

12


RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF (RHM)


FUND OBJECTIVE


The Rydex 2x S&P Select Sector Health Care ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the Health Care Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the value of the Underlying Index goes down by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x S&P Select Sector Health Care ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS

The Rydex 2x S&P Select Sector Health Care ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Health Care Sector Concentration Risk

      -     Large-Capitalization Securities Risk

      -     Leveraging Risk

      -     Liquidity Risk


      -     Market Risk

      -     Non-Diversification Risk


      -     Swap Counterparty Credit Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

                                                                   PROSPECTUS 13


RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF (RHO)


FUND OBJECTIVE


The Rydex Inverse 2x S&P Select Sector Health Care ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the Health Care Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the value of the Underlying Index goes up by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY


The Rydex Inverse 2x S&P Select Sector Health Care ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.


PRINCIPAL RISKS

The Rydex Inverse 2x S&P Select Sector Health Care ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Health Care Sector Concentration Risk

      -     Large-Capitalization Securities Risk

      -     Leveraging Risk

      -     Liquidity Risk


      -     Market Risk

      -     Non-Diversification Risk


      -     Swap Counterparty Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

14


RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF (RTG)


FUND OBJECTIVE


The Rydex 2x S&P Select Sector Technology ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the Technology Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the value of the Underlying Index goes down by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x S&P Select Sector Technology ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS

The Rydex 2x S&P Select Sector Technology ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Large-Capitalization Securities Risk

      -     Leveraging Risk

      -     Liquidity Risk


      -     Market Risk

      -     Non-Diversification Risk


      -     Swap Counterparty Credit Risk

      -     Technology Sector Concentration Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

                                                                   PROSPECTUS 15


RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF (RTW)


FUND OBJECTIVE


The Rydex Inverse 2x S&P Select Sector Technology ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the Technology Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the value of the Underlying Index goes up by 5% on any given day, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY


The Rydex Inverse 2x S&P Select Sector Technology ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.


PRINCIPAL RISKS

The Rydex Inverse 2x S&P Select Sector Technology ETF is subject to a number of risks that may affect the value of its shares, including:

      -     Derivatives Risk

      -     Early Closing Risk

      -     Large-Capitalization Securities Risk

      -     Leveraging Risk

      -     Liquidity Risk


      -     Market Risk

      -     Non-Diversification Risk


      -     Swap Counterparty Credit Risk

      -     Technology Sector Concentration Risk

      -     Tracking Error Risk

      -     Trading Risk

      -     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 19 for a discussion of each of the principal risks that apply to the Fund.

16

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares. Please see "Descriptions of Principal Risks" immediately following the table for more detailed information about the principal risks of the Funds.


                                                                                       RYDEX
                                                            RYDEX      RYDEX 2X     INVERSE 2X     RYDEX 2X       RYDEX
                                              RYDEX 2X    INVERSE 2X      S&P           S&P        RUSSELL      INVERSE 2X
                                              S&P 500      S&P 500      MIDCAP        MIDCAP       2000(R)       RUSSELL
                                                ETF          ETF        400 ETF       400 ETF        ETF       2000(R) ETF
                                                ---          ---        -------       -------        ---       -----------
Derivatives Risk                                 X            X            X             X            X             X
Early Closing Risk                               X            X            X             X            X             X
Large-Capitalization Securities Risk             X            X
Leveraging Risk                                  X            X            X             X            X             X
Liquidity Risk                                   X            X            X             X            X             X
Market Risk                                      X            X            X             X            X             X
Mid-Capitalization Securities Risk                                         X             X
Non-Diversification Risk                         X            X            X             X            X             X
Sector Concentration Risk
Small-Capitalization Securities Risk                                                                  X             X
Swap Counterparty Credit Risk                    X            X            X             X            X             X
Tracking Error Risk                              X            X            X             X            X             X
Trading Risk                                     X            X            X             X            X             X
Trading Halt Risk                                X            X            X             X            X             X

                                                                   PROSPECTUS 17

                                                                         RYDEX                     RYDEX
                                                         RYDEX 2X      INVERSE 2X    RYDEX 2X    INVERSE 2X
                                                        S&P SELECT     S&P SELECT   S&P SELECT   S&P SELECT
                                                          SECTOR         SECTOR       SECTOR       SECTOR
                                                          ENERGY         ENERGY      FINANCIAL   FINANCIAL
                                                            ETF           ETF           ETF         ETF
                                                            ---           ---           ---         ---
Derivatives Risk                                             X             X             X           X
Early Closing Risk                                           X             X             X           X
Large-Capitalization Securities Risk                         X             X             X           X
Leveraging Risk                                              X             X             X           X
Liquidity Risk                                               X             X             X           X
Market Risk                                                  X             X             X           X
Mid-Capitalization Securities Risk
Non-Diversification Risk                                     X             X             X           X
Sector Concentration Risk (for each Fund's specific
  Sector Concentration Risk see "Descriptions of
  Principal Risks" below                                     X             X             X           X
Small-Capitalization Securities Risk
Swap Counterparty                                            X             X             X           X
Credit Risk
Tracking Error Risk                                          X             X             X           X
Trading Risk                                                 X             X             X           X
Trading Halt Risk                                            X             X             X           X

18

                                                                                                         RYDEX INVERSE
                                                       RYDEX 2X S&P     RYDEX INVERSE    RYDEX 2X S&P    2X S&P SELECT
                                                       SELECT SECTOR    2X S&P SELECT    SELECT SECTOR       SECTOR
                                                        HEALTH CARE     SECTOR HEALTH     TECHNOLOGY       TECHNOLOGY
                                                            ETF           CARE ETF            ETF             ETF
                                                            ---           --------            ---             ---
Derivatives Risk                                             X                X                X               X
Early Closing Risk                                           X                X                X               X
Large-Capitalization Securities Risk                         X                X                X               X
Leveraging Risk                                              X                X                X               X
Liquidity Risk                                               X                X                X               X
Market Risk                                                  X                X                X               X
Mid-Capitalization Securities Risk
Non-Diversification Risk                                     X                X                X               X
Sector Concentration Risk (for each Fund's specific
  Sector Concentration Risk see "Descriptions of
  Principal Risks" below                                     X                X                X               X
Small-Capitalization Securities Risk
Swap Counterparty Credit Risk                                X                X                X               X
Tracking Error Risk                                          X                X                X               X
Trading Risk                                                 X                X                X               X
Trading Halt Risk                                            X                X                X               X

                                                                   PROSPECTUS 19

DESCRIPTIONS OF PRINCIPAL RISKS

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.


      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.


      The risks associated with the Fund's use of futures and options contracts include:

      - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

      - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

      - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

20

      - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - Each Leveraged Select Sector Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, each Inverse Leveraged Select Sector Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged derivative instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its Underlying Index. Leverage will also have the effect of magnifying tracking error risk.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting

                                                                   PROSPECTUS 21

securities markets generally, or particular segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and derivatives may fluctuate drastically from day to day.


MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with larger capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


NON-DIVERSIFICATION RISK - Because the Fund is non-diversified, it may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SECTOR CONCENTRATION RISK - The Sector Concentration Risk applicable to each Fund is as follows:

      ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector will underperform the market as a whole in the case of the Rydex 2x S&P Select Sector Energy ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Energy Select Sector ETF. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand for both their specific products or services and energy products in general. The prices of the energy-related securities may be

22

      affected by changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

      FINANCIAL SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial sector will underperform the market as a whole in the case of the Rydex 2x S&P Select Sector Financial ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Select Sector Financial ETF. To the extent the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

      HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector will underperform the market as a whole in the case of the Rydex 2x S&P Select Sector Health Care ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Select Sector Health Care ETF. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a health care company's market value and/or share price.

      TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector will underperform the market as a whole in the case of the Rydex 2x S&P Select Sector Technology ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Select Sector Technology ETF. To the extent the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is

                                                                   PROSPECTUS 23

      subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. Similarly, the prices of the securities of telecommunications companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.


SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.


SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into swap agreements, including but not limited to equity index or interest rate swap agreements, for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counter-party credit risk. Swap agreements also may be considered to be illiquid.

24


TRACKING ERROR RISK - Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark on either a daily or aggregate basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. In addition, the Fund may not have investment exposure to all of the securities included in its Underlying Index, or its weighting of investment exposure to such securities may vary from that of the Underlying Index. Consistent with its investment objective, the Fund may also invest in securities or financial instruments that are not included in the Underlying Index. Tracking error may adversely affect the performance of the Fund, and may prevent the Fund from achieving its investment objective. For more information about the impact of leverage specifically, please see "Understanding Compounding & the Effect of Leverage."

TRADING RISK

Absence of Prior Active Market - Although the Fund's shares are listed on the Exchange, there can be no assurance that an active trading market for the shares will develop or be maintained.

Shares May Trade at Prices Other than NAV - Shares may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for the Fund depending on the Fund's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to the Fund's shares trading at a premium or a discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

TRADING HALT RISK - The Fund typically holds short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits

                                                                   PROSPECTUS 25

on how much the securities market, based on the Dow Jones Industrial Average(SM), may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

26

FUND PERFORMANCE


The following bar charts show the performance of the shares of each Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Funds. The following tables show the performance of the shares of each Fund as an average over different periods of time in comparison to the performance of a broad market index. The figures in the bar charts and tables assume the reinvestment of dividends and capital gains distributions. The after-tax returns are calculated using the highest historical federal income and capital gains tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Returns After Taxes on Distributions assume a continued investment in a Fund and show the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Of course, this past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Supplemental information about the Funds' performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                                                                   PROSPECTUS 27

RYDEX 2X S&P 500 ETF

      The performance information shown below for the Fund's Shares is based on a calendar year.

[BAR CHART]

2008                                         -67.64%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2008) -6.82%             (quarter ended 12/31/2008) -46.76%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2008)

                                                                Past 1               Since Inception
                                                                 Year                  (11/05/2007)
                                                                 ----                  ------------
Return Before Taxes                                            -67.64%                   -64.01%
Return After Taxes on Distributions                            -67.79%                   -64.17%
Return After Taxes on Distributions and Sale of Fund Shares    -43.89%                   -53.66%
S&P 500 Index(1)                                               -37.00%                   -34.04%

(1) The S&P 500(R) Index is an unmanaged capitalization-weighted index comprised of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("S&P") on a statistical basis. Returns reflect no deduction for fees, expenses or taxes.

28

RYDEX INVERSE 2X S&P 500 ETF

      The performance information shown below for the Fund's Shares is based on a calendar year.

[BAR CHART]

2008                                          69.85%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2008) 22.63%               (quarter ended 06/30/2008) 4.92%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2008)

                                                                Past 1               Since Inception
                                                                 Year                  (11/05/2007)
                                                                 ----                  ------------
Return Before Taxes                                             69.85%                    63.73%
Return After Taxes on Distributions                             65.95%                    60.25%
Return After Taxes on Distributions and Sale of Fund Shares     50.01%                    54.08%
S&P 500 Index(1)                                               -37.00%                   -34.04%

(1) The S&P 500(R) Index is an unmanaged capitalization-weighted index comprised of 500 common stocks, which are chosen by S&P on a statistical basis. Returns reflect no deduction for fees, expenses or taxes.

                                                                   PROSPECTUS 29

RYDEX 2X MIDCAP S&P 400 ETF

      The performance information shown below for the Fund's Shares is based on a calendar year.

[BAR CHART]

2008                                         -67.66%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2008) 9.39%              (quarter ended 12/31/2008) -52.33%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2008)

                                                                                  Past 1                Since Inception
                                                                                   Year                  (11/05/2007)
                                                                                   ----                  ------------
Return Before Taxes                                                              -67.66%                    -64.25%
Return After Taxes on Distributions                                              -67.77%                    -64.36%
Return After Taxes on Distributions and Sale of Fund Shares                      -43.90%                    -53.85%
S&P MidCap 400(R) Index(2)                                                       -36.23%                    -33.53%

(2) The S&P MidCap 400(R) Index is an unmanaged modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. Returns reflect no deduction for fees, taxes or expenses.

30

RYDEX INVERSE 2X MIDCAP S&P 400 ETF

      The performance information shown below for the Fund's Shares is based on a calendar year.

[BAR CHART]

2008                                          59.49%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2008) 29.57%             (quarter ended 06/30/2008) -10.81%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2008)

                                                                                         Past 1                Since Inception
                                                                                          Year                  (11/05/2007)
                                                                                          ----                  ------------
Return Before Taxes                                                                      59.49%                    55.78%
Return After Taxes on Distributions                                                      46.07%                    44.14%
Return After Taxes on Distributions and Sale of Fund Shares                              45.57%                    43.46%
S&P MidCap 400(R) Index(2)                                                              -36.23%                   -33.53%

(2) The S&P MidCap 400(R) Index is an unmanaged modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. Returns reflect no deduction for fees, taxes or expenses.

                                                                   PROSPECTUS 31

RYDEX 2X RUSSELL 2000(R) ETF

      The performance information shown below for the Fund's Shares is based on a calendar year.

[BAR CHART]

2008                                         -65.68%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 06/30/2008) -0.55%             (quarter ended 12/31/2008) -54.22%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2008)

                                                                                Past 1               Since Inception
                                                                                 Year                  (11/05/2007)
                                                                                 ----                  ------------
Return Before Taxes                                                            -65.68%                   -62.87%
Return After Taxes on Distributions                                            -65.79%                   -63.00%
Return After Taxes on Distributions and Sale of Fund Shares                    -42.62%                   -52.73%
Russell 2000(R) Index(3)                                                       -33.79%                   -31.72%

(3) The Russell 2000(R) Index is an unmanaged index that is a widely recognized indicator of small-capitalization company performance. Returns reflect no deduction for fees, expenses or taxes.

32

RYDEX INVERSE 2X RUSSELL 2000(R) ETF

      The performance information shown below for the Fund's Shares is based on a calendar year.

[BAR CHART]

2008                                          34.61%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2008) 27.27%              (quarter ended 09/30/2008) -7.53%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2008)

                                                                                                     Since Inception
                                                                               Past 1 Year             (11/05/2007)
                                                                               -----------             ------------
Return Before Taxes                                                               34.61%                  33.92%
Return After Taxes on Distributions                                               31.40%                  30.96%
Return After Taxes on Distributions and Sale of Fund Shares                       26.20%                  28.58%
Russell 2000(R) Index(3)                                                         -33.79%                 -31.72%

(3) The Russell 2000(R) Index is an unmanaged index that is a widely recognized indicator of small-capitalization company performance. Returns reflect no deduction for fees, expenses or taxes.

                                                                   PROSPECTUS 33

      The Select Sector Funds are new and therefore do not have a performance history for a full calendar year.

34

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds described in this Prospectus.

                                                                          RYDEX
                                                         RYDEX           INVERSE
                                                         2X S&P           2X S&P
                                                          500              500
                                                       -------------     -------
SHAREHOLDER FEES
(fees paid directly from your investment)(a)
A. CREATION TRANSACTION FEES(b)
Through NSCC                                           $       2,000     $    50
Outside NSCC                                           up to $ 8,000         N/A
B. REDEMPTION TRANSACTION FEES(c)
Through NSCC                                           $       2,000     $    50
Outside NSCC                                           up to $ 8,000         N/A
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)(d)
Management Fees                                                 0.70%       0.70%
Distribution (12b-1) Fees(e)                                    None        None
Other Expenses(f),(g)                                           None        None
                                                       -------------     -------
TOTAL ANNUAL FUND OPERATING EXPENSES(h)                         0.70%       0.70%
                                                       =============     =======

a) Most investors will incur customary brokerage commissions when buying or selling shares of the Fund.

b) The creation transaction fee is the same regardless of the number of Creation Units purchased pursuant to any one creation order. One Creation Unit consists of 50,000 shares.

c) The redemption transaction fee is the same regardless of the number of Creation Units redeemed pursuant to any one redemption order.

d)    Expressed as a percentage of net assets.

e) The Funds have adopted a Distribution (12b-1) Plan pursuant to which the Funds may be subject to an annual 12b-1 fee of up to 0.25%. However, no such fee is currently charged to the Funds and no such fees will be charged prior to March 1, 2010.

                                                                   PROSPECTUS 35

                                                                RYDEX
                      RYDEX                  RYDEX             INVERSE           RYDEX 2X
    RYDEX            INVERSE                  2X                 2X             S&P SELECT
    2X S&P            2X S&P                RUSSELL            RUSSELL            SECTOR
  MIDCAP 400        MIDCAP 400              2000(R)            2000(R)            ENERGY
-------------       ----------           --------------        -------         -------------
$       2,000       $       50           $        3,000        $    50         $         500
Up to $ 8,000              N/A           up to $ 12,000            N/A         up to $ 2,000

$       2,000       $       50           $        3,000        $    50         $         500
up to $ 8,000              N/A           up to $ 12,000            N/A         up to $ 2,000

         0.70%            0.70%                    0.70%          0.70%                 0.70%
         None             None                     None           None                  None
         None             None                     None           None                  None
-------------       ----------           --------------        -------         -------------
         0.70%            0.70%                    0.70%          0.70%                 0.70%
=============       ==========           ==============        =======         =============

f) The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding the management fees, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, any future distribution fees or expenses, expenses of the Independent Trustees (including any Trustees' counsel fees) and extraordinary expenses. Other expenses were estimated to be less than 0.01% for the fiscal year ending October 31, 2008.

g) The Funds invest in a money market fund pursuant to a cash sweep agreement. As a shareholder in a money market fund (the "Acquired Fund"), the Funds will indirectly bear their proportionate share of the fees and expenses of the Acquired Fund. The Acquired Fund's fees and expenses amount to less than .001%.

h) While the Total Annual Fund Expenses were 0.70%, for purposes of the financial highlights, the expense ratio was calculated using expenses covering a time period 2 days longer for expenses than for average net assets, which resulted in an expense ratio of 0.71%.

36

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds described in this Prospectus.

                                                       RYDEX
                                                      INVERSE          RYDEX
                                                       2X S&P          2X S&P
                                                   SELECT SECTOR   SELECT SECTOR
                                                       ENERGY        FINANCIAL
                                                   -------------   -------------
SHAREHOLDER FEES
(fees paid directly from your investment)(a)
A. CREATION TRANSACTION FEES(b)
Through NSCC                                       $          50   $         750
Outside NSCC                                                 N/A   up to $ 3,000
B. REDEMPTION TRANSACTION FEES(c)
Through NSCC                                       $          50   $         750
Outside NSCC                                                 N/A   up to $ 3,000
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)(d)
Management Fees                                             0.70%           0.70%
Distribution (12b-1) Fees(e)                                None            None
Other Expenses(f),(g)                                       None            None
                                                   -------------   -------------
TOTAL ANNUAL FUND OPERATING EXPENSES(h)                     0.70%           0.70%
                                                   =============   =============

a) Most investors will incur customary brokerage commissions when buying or selling shares of the Fund.

b) The creation transaction fee is the same regardless of the number of Creation Units purchased pursuant to any one creation order. One Creation Unit consists of 50,000 shares.

c) The redemption transaction fee is the same regardless of the number of Creation Units redeemed pursuant to any one redemption order.

d)    Expressed as a percentage of net assets.

e) The Funds have adopted a Distribution (12b-1) Plan pursuant to which the Funds may be subject to an annual 12b-1 fee of up to 0.25%. However, no such fee is currently charged to the Funds and no such fees will be charged prior to March 1, 2010.

                                                                   PROSPECTUS 37

   RYDEX                                   RYDEX
  INVERSE               RYDEX              INVERSE             RYDEX             INVERSE
   2X S&P               2X S&P             2X S&P             2X S&P              2X S&P
SELECT SECTOR       SELECT SECTOR      SELECT SECTOR       SELECT SECTOR      SELECT SECTOR
  FINANCIALS         HEALTH CARE        HEALTH CARE         TECHNOLOGY         TECHNOLOGY
-------------       -------------      --------------      -------------      -------------
$          50       $         500      $           50      $         750      $          50
          N/A       up to $ 2,000                 N/A      up to $ 3,000                N/A

$          50       $         500      $           50      $         750      $          50
          N/A       up to $ 2,000                 N/A      up to $ 3,000                N/A

         0.70%               0.70%               0.70%              0.70%              0.70%
         None                None                None               None               None
         None                None                None               None               None
-------------       -------------      --------------      -------------      -------------
         0.70%               0.70%               0.70%              0.70%              0.70%
=============       =============      ==============      =============      =============

f) The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding the management fees, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, any future distribution fees or expenses, expenses of the Independent Trustees (including any Trustees' counsel fees) and extraordinary expenses. Other expenses were estimated to be less than 0.01% for the fiscal year ending October 31, 2008.

g) The Funds invest in a money market fund pursuant to a cash sweep agreement. As a shareholder in a money market fund (the "Acquired Fund"), the Funds will indirectly bear their proportionate share of the fees and expenses of the Acquired Fund. The Acquired Fund's fees and expenses amount to less than .001%.

h) While the Total Annual Fund Expenses were 0.70%, for purposes of the financial highlights, the expense ratio was calculated using expenses covering a time period 2 days longer for expenses than for average net assets, which resulted in an expense ratio of 0.71%.

38

EXAMPLE

The Examples that follow are intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other funds. The Examples do not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Funds. If the commissions were included, your costs would be higher.

The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, the Examples reflect your cost based on these assumptions.



FUND                                                                      1 YEAR   3 YEARS
----                                                                      ------   -------
RYDEX 2X S&P 500                                                          $   70   $   219
RYDEX INVERSE 2X S&P 500                                                  $   70   $   219
RYDEX 2X S&P MIDCAP 400                                                   $   70   $   219
RYDEX INVERSE 2X S&P MIDCAP 400                                           $   70   $   219
RYDEX 2X RUSSELL 2000(R)                                                  $   70   $   219
RYDEX INVERSE 2X RUSSELL 2000(R)                                          $   70   $   219
RYDEX 2X S&P SELECT SECTOR ENERGY ETF                                     $   70   $   219
RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF                             $   70   $   219
RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF                                  $   70   $   219
RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF                          $   70   $   219
RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF                                $   70   $   219
RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF                        $   70   $   219
RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF                                 $   70   $   219
RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF                         $   70   $   219


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES


The Funds issue and redeem shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee ("Creation Transaction Fee") or redemption transaction fee ("Redemption Transaction Fee"), as applicable, will be assessed per transaction, which is intended to approximate the issuance or redemption transaction costs incurred by the Funds. The Creation Transaction Fee and Redemption Transaction Fee for each Fund are listed below. From time to time, the Advisor may waive the Creation Transaction Fees and Redemption Transaction Fees for authorized participants. The fees would instead be subsidized by the Advisor and State Street Bank and Trust Company, the Funds' administrator (the "Administrator"). For the Rydex 2x Leveraged Funds, an additional charge of up to four (4) times the standard transaction fee may be imposed for creations and redemptions effected outside the National Securities Clearing

                                                                   PROSPECTUS 39

Corporation's ("NSCC") usual clearing process or for cash. Shareholders who hold Creation Units will also pay the annual Fund operating expenses described in the table above.

RYDEX 2X S&P 500 ETF

The Creation Transaction Fee per transaction is $2,000 and the Redemption Transaction Fee per transaction is $2,000. Assuming an investment in a Creation Unit of $1,132,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $10,126 if the Creation Unit is redeemed after one year, and $25,460 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $18,126 if the Creation Unit is redeemed after one year, and $33,460 if the Creation Unit is redeemed after three years.

RYDEX INVERSE 2X S&P 500 ETF

The Creation Transaction Fee per transaction is $50 and the Redemption Transaction Fee per transaction is $50. Assuming an investment in a Creation Unit of $5,657,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $40,658 if the Creation Unit is redeemed after one year, and $127,233 if the Creation Unit is redeemed after three years.

RYDEX 2X S&P MIDCAP 400 ETF

The Creation Transaction Fee per transaction is $2,000 and the Redemption Transaction Fee per transaction is $2,000. Assuming an investment in a Creation Unit of $1,134,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $10,140 if the Creation Unit is redeemed after one year, and $25,505 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $18,140 if the Creation Unit is redeemed after one year, and $33,505 if the Creation Unit is redeemed after three years.

RYDEX INVERSE 2X S&P MIDCAP 400 ETF

The Creation Transaction Fee per transaction is $50 and the Redemption Transaction Fee per transaction is $50. Assuming an investment in a Creation Unit of $3,936,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $28,304 if the Creation Unit is redeemed after one year, and $88,525 if the Creation Unit is redeemed after three years.

40

RYDEX 2X RUSSELL 2000(R) ETF

The Creation Transaction Fee per transaction is $3,000 and the Redemption Transaction Fee per transaction is $3,000. Assuming an investment in a Creation Unit of $1,190,500 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $11,546 if the Creation Unit is redeemed after one year, and $26,776 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $23,546 if the Creation Unit is redeemed after one year, and $38,776 if the Creation Unit is redeemed after three years.

RYDEX INVERSE 2X RUSSELL 2000(R) ETF

The Creation Transaction Fee per transaction is $50 and the Redemption Transaction Fee per transaction is $50. Assuming an investment in a Creation Unit of $4,381,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $31,502 if the Creation Unit is redeemed after one year, and $98,545 if the Creation Unit is redeemed after three years.

RYDEX 2X S&P SELECT SECTOR ENERGY ETF

The Creation Transaction Fee per transaction is $500 and the Redemption Transaction Fee per transaction is $500. Assuming an investment in a Creation Unit of $806,500 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $6,289 if the Creation Unit is redeemed after one year, and $18,139 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $8,289 if the Creation Unit is redeemed after one year, and $20,139 if the Creation Unit is redeemed after three years.

RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF

The Creation Transaction Fee per transaction is $750 and the Redemption Transaction Fee pertransaction is $750. Assuming an investment in a Creation Unit of $726,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $5,961 if the Creation Unit is redeemed after one year, and $16,329 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to$8,961 if the Creation Unit is redeemed after one year, and $19,329 if the Creation Unit is redeemed after three years.

                                                                   PROSPECTUS 41

RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF

The Creation Transaction Fee per transaction is $500 and the Redemption Transaction Fee per transaction is $500. Assuming an investment in a Creation Unit of $2,520,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $18,589 if the Creation Unit is redeemed after one year, and $56,678 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $20,589 if the Creation Unit is redeemed after one year, and $58,678 if the Creation Unit is redeemed after three years.

RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF

The Creation Transaction Fee per transaction is $750 and the Redemption Transaction Fee pertransaction is $750. Assuming an investment in a Creation Unit of $1,284,500 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $9,971 if the Creation Unit is redeemed after one year, and $28,890 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $12,971 if the Creation Unit is redeemed after one year, and $31,890 if the Creation Unit is redeemed after three years.

RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF

The Creation Transaction Fee per transaction is $50 and the Redemption Transaction Fee per transaction is $50. Assuming an investment in a Creation Unit of $602,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $4,371 if the Creation Unit is redeemed after one year, and $13,540 if the Creation Unit is redeemed after three years.

RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF

The Creation Transaction Fee per transaction is $50 and the Redemption Transaction Fee per transaction is $50. Assuming an investment in a Creation Unit of $1,648,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $11,880 if the Creation Unit is redeemed after one year, and $37,065 if the Creation Unit is redeemed after three years.

RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF

The Creation Transaction Fee per transaction is $50 and the Redemption Transaction Fee per transaction is $50. Assuming an investment in a Creation

42

Unit of $2,740,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $19,722 if the Creation Unit is redeemed after one year, and $61,637 if the Creation Unit is redeemed after three years.

RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF

The Creation Transaction Fee per transaction is $50 and the Redemption Transaction Fee per transaction is $50. Assuming an investment in a Creation Unit of $2,586,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $18,617 if the Creation Unit is redeemed after one year, and $58,173 if the Creation Unit is redeemed after three years.


For more information, see "Creations and Redemptions" and "Transaction Fees."

                                                                   PROSPECTUS 43

MORE INFORMATION ABOUT THE FUNDS:

BENCHMARKS AND INVESTMENT METHODOLOGY

Each Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The current benchmark used by each Fund is set forth below:


FUND                                       BENCHMARK
----                                       ---------
Rydex 2x S&P 500 ETF                       200% of the daily performance of the
                                           S&P 500 Index

Rydex Inverse 2x S&P 500 ETF               200% of the inverse (opposite) of the
                                           daily performance of the S&P 500 Index

Rydex 2x S&P MidCap 400 ETF                200% of the daily performance of the S&P
                                           MidCap 400 Index

Rydex Inverse 2x S&P MidCap 400 ETF        200% of the the inverse (opposite) of the
                                           daily performance of the S&P MidCap 400
                                           Index

Rydex 2x Russell 2000(R) ETF               200% of the daily performance of the
                                           Russell 2000(R) Index

Rydex Inverse 2x Russell 2000(R) ETF       200% of the inverse (opposite) of the
                                           daily performance of the Russell 2000(R)
                                           Index

Rydex 2x S&P Select Sector Energy ETF      200% of the daily performance of the
                                           Energy Select Sector Index

Rydex Inverse 2x S&P Select Sector         200% of the inverse (opposite) of the
Energy ETF                                 daily performance of the Energy Select
                                           Sector Index

Rydex 2x S&P Select Sector Financial       200% of the daily performance of the
ETF                                        Financial Select Sector Index

Rydex Inverse 2x S&P Select Sector         200% of the inverse (opposite) of the
Financial ETF                              daily performance of the Financial
                                           Select Sector Index

Rydex 2x S&P Select Sector Health Care     200% of the daily performance of the
ETF                                        Health Care Select Sector Index

Rydex Inverse 2x S&P Select Sector         200% of the inverse (opposite) of the
Health Care ETF                            daily performance of the Health Care
                                           Select Sector Index

Rydex 2x S&P Select Sector Technology      200% of the daily performance of the
ETF                                        Technology Select Sector Index

Rydex Inverse 2x S&P Select Sector         200% of the inverse (opposite) of the
Technology ETF                             daily performance of the Technology
                                           Select Sector Index

44

A BRIEF GUIDE TO THE UNDERLYING INDICES


S&P 500 INDEX. The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis. As of December 31, 2008, the S&P 500 Index included companies with a capitalization range of $488 million to $406 billion.

S&P MIDCAP 400 INDEX. The S&P MidCap 400 Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. It covers approximately 7% of the U.S. equities market. As of December 31, 2008, the S&P MidCap 400 Index included companies with a capitalization range of $43 million to $5 billion.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000(R) total market capitalization. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. As of December 31, 2008, the Russell 2000(R) Index included companies with a capitalization range of $7 million to $3.3 billion.

ENERGY SELECT SECTOR INDEX. The Energy Select Sector Index consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500(R) Index. As of December 31, 2008, the Energy Select Sector Index included companies with a capitalization range of $1.2 billion to $406 billion.

FINANCIAL SELECT SECTOR INDEX. The Financial Select Sector Index consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management, insurance and real estate, including real estate investment trusts industries that comprise the Financial sector of the S&P 500(R) Index. As of December 31, 2008, the Financial Select Sector Index included companies with a capitalization range of $587 million to $117.5 billion.

HEALTH CARE SELECT SECTOR INDEX. The Health Care Select Sector Index consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals industries that comprise the Health Care sector of the S&P 500(R) Index. As of December 31, 2008, the Health Care Select Sector Index included companies with a capitalization range of $548 million to $166.3 billion.

TECHNOLOGY SELECT SECTOR INDEX. The Technology Select Sector Index consists of the common stocks of the following industries: internet equipment, computers

                                                                   PROSPECTUS 45

and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500(R) Index. As of December 31, 2008, the Technology Select Sector Index included companies with a capitalization range of $606 million to $174.5 billion.


UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also

46

expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.


In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500 Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500 Index is 12.86%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average five-year historical volatility for the five year period ended December 31, 2008 of the S&P 400 MidCap Index and Russell 2000(R) Index is 16.56% and 18.11%, respectively. The average five-year historical volatility for the five year period ended December 31, 2008 of the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index is 23.61%, 19.48%, 12.32%, and 17.67%, respectively. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

                                                                   PROSPECTUS 47


                                  UPWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance             2x Fund Performance
               0                               0
        -0.66366                        -1.32732
    -0.348088315                     -0.70039326
     -1.01242775                    -2.024374777
    -0.662813543                    -1.332294555
     1.978164896                     3.914064678
     4.522010219                     9.098337365
     5.354057682                     10.83529199
     7.215979943                     14.75287623
     4.917805413                     9.833420421
     4.391904913                     8.732340382
     3.670525533                     7.229594198
     4.533727797                     9.015267185
     3.026665043                     5.871920971
     1.561213759                     2.860076563
     1.075537879                     1.876302218
    -0.763329381                    -1.830568914
    -0.990988228                    -2.280989898
     1.218100843                     2.079623209
     1.101801245                     1.845044235
    -1.736530723                    -3.873351309
     -1.54515279                    -3.498918787
      0.82258783                     1.142590217
     0.566972323                     0.629736599
     0.704638452                     0.905240692
    -0.148551386                    -0.804538068
     0.730400976                     0.941817878
    -0.694128355                    -1.913220499
     0.878578734                     1.193580155
     0.927403966                     1.291535541
     1.210353943                     1.859477181
     1.196096441                     1.830779292
     0.612346758                     0.655957591
     2.228482884                     3.889630885
     2.441455483                     4.322497421
     2.046287568                     3.517649353
     2.496117809                     4.430281653
     1.139581689                     1.666012098
     0.788526201                     0.960246642
    -0.202436667                     -1.02505584
     0.070549588                    -0.483583716
     0.532665379                     0.435530002
    -0.133645021                     -0.89580321
      0.48769348                     0.337389953
    -0.515907261                    -1.666809277
    -1.135225584                    -2.891116501
    -1.462586625                    -3.534210371
    -1.296886111                    -3.209776627
    -1.455482274                    -3.520821689
    -0.921410406                     -2.47506458
     -2.80865938                     -6.19037452
    -3.662028508                    -7.837727829
    -1.564654531                    -3.824798174
    -1.524436802                    -3.746209569
    -1.276997254                    -3.262495771
    -0.644478976                    -2.022901392
     1.746213571                     2.692148502
     2.395914018                      4.00362993
     3.122904528                     5.480439874
     2.098677528                      3.38515532
     1.462919273                     2.097617273
     2.567850464                     4.321303377
     1.973849272                     3.112991448
     2.560066339                     4.298522756
     2.310958194                     3.791861392
      2.93021573                     5.048303391
     5.990742765                      11.2953159
     3.784227482                     6.661424125
     5.454219487                     10.09400208
     6.560645157                     12.40421462
     8.769647331                     17.06449335
     8.729004465                     16.97700872
     11.42722344                     22.78281161
     10.54098702                     20.82970543
     10.15996329                     19.99672961
     11.04928467                      21.9341968
     11.40183284                     22.70840579
     11.12414149                      22.0966553
     12.45296397                     25.01671891
     13.85693923                     28.13838638
     12.99868562                     26.20657207
     10.73306197                     21.14568853
     10.34920581                     20.30578547
     10.90537685                     21.51849185
     9.691628402                      18.8586951
     10.72480288                     21.09773143
     9.346943434                     18.08385109
     9.799978755                     19.06231749
     9.603865013                     18.63700308
     11.17810533                     22.04496963
     10.77799756                     21.16653876
     11.06431437                     21.79287283
     10.05266285                     19.57412335
     10.33156932                     20.18019675
     9.441226652                     18.24056049
     7.581273005                     14.22156384
     8.159382492                     15.44914867
     5.646840036                     10.08538122
     4.862021356                      8.44979868
     4.707150636                     8.129459665
     5.368847475                     9.496107906
     7.891588421                     14.73921954
     8.662570923                     16.37904951
     9.004390772                     17.11123667
     8.560252382                      16.1568972
     5.323311337                     9.229996791
     6.618472096                     11.91639933
     5.799759511                     10.19760965
     5.132173608                      8.80693786
     6.232802334                     11.08513753
     6.290865996                     11.20656913
     5.622222046                     9.807434804
     4.646811387                     7.779313444
      5.93124635                     10.42508003
     7.100939173                      12.8637075
     7.849456926                     14.44129383
     8.016806929                     14.79645094
     8.830454329                     16.52588243
     8.470356121                     15.75476075
     7.860947966                     14.45409396
     4.969735256                     8.318209982
     7.151741143                     12.82143124
     8.034125016                     14.67957765
     7.739321496                     14.05370239
     5.944599878                     10.25388924
     8.634639214                     15.85280224
     9.606517287                     17.92571009
     9.041287438                      16.7094479
     10.64288587                     20.13790465
     10.22453405                     19.22939778
     11.99573209                     23.06119217
     11.30591678                     21.54525057
     9.552403364                     17.71560281
     6.891156381                     11.99650797
     6.168422517                     10.48200159
     8.525573833                     15.38784439
     9.676596069                     17.83545134
     9.828454284                     18.16176127
     11.19702665                     21.10658869
     11.05200349                     20.79069426
     9.893397939                     18.27027564
     9.587685495                     17.61224348
     8.504959162                     15.28822554
      6.81076273                     11.68800484
     8.221839716                      14.6390253
     7.986835991                     14.14114801
     9.279222444                     16.87323053
     10.45102355                     19.37969384
      10.3719616                     19.20878748
     9.560396566                     17.45570305
     8.845843659                     15.92361086
     8.147488727                     14.43607908
     6.655702267                     11.27901653
     8.259804029                     14.62628935
     8.416640007                     14.95840756
      7.92584872                     13.91759713
      9.32089824                     16.86259485
     9.978911659                     18.26941014
     9.199557099                     16.59320145
     8.878117283                     15.90679395
     7.634838062                     13.25971459
     6.790528865                     11.48285088
     6.509808602                     10.89674094
     7.816790463                     13.61836876
     8.065329728                     14.14219489
     6.289059904                     10.38988437
     4.467584284                     6.606381476
     2.919479153                     3.446781542
     5.605986317                     8.847324219
     5.101411475                     7.807200958
     6.630637012                     10.94439051
       7.4792676                     12.71031456
     6.471337776                     10.59634244
      4.82018027                     7.166086284
     2.188250363                     1.784419763
     2.780840027                     2.964915463
     3.838146529                     5.083315634
     5.220959126                     7.882104663
     6.635865363                     10.78348599
     7.361629063                      12.2914708
     5.712017632                     8.840753899
     3.728331621                     4.755960405
     1.579184319                     0.415082918
     1.387067607                     0.035252825
     0.271505702                    -2.166122948
     0.605510088                     -1.51435366
     2.118214538                     1.447306697
     1.255621979                    -0.266544102
     0.990311999                    -0.789187304
    -0.106846751                    -2.944839843
     1.245506758                    -0.316974326
     1.790379702                     0.755953952
     1.986489047                     1.144186794
     1.854508332                      0.88240541
     2.090861718                     1.350600653
     1.915091882                     1.001609995
     0.715245505                    -1.376573914
    -0.887839058                     -4.51615206
    -2.615859584                    -7.845673838
    -3.855170155                    -10.19118575
    -3.468187215                    -9.468224792
    -1.135978618                    -5.093729414
     0.827856303                    -1.323293096
     1.721957401                     0.426758036
     0.463046457                    -2.059005079
      -0.4744546                    -3.886936632
    -1.314997594                    -5.510382385
     -0.77012809                    -4.466971334
    -0.221466282                     -3.41052889
     1.691787102                     0.293677328
     1.580037997                     0.073251883
     1.810451997                     0.527244198
     0.934841386                    -1.201904824
    -0.789933184                    -4.578428525
     -0.67231965                    -4.352183979
    -0.697373071                    -4.400434476
    -0.094526683                    -3.239702791
      2.01577663                     0.848032725
      1.10048088                    -0.961604544
    -0.419969252                    -3.940481403
     1.249290804                    -0.719989982
     3.874887413                     4.429068457
     1.500930736                    -0.344175404
     2.578667619                     1.772115687
     3.292358699                     3.188274677
     4.975197806                     6.550561419
     6.041745816                     8.715668827
      5.87019148                     8.363908409
     7.912109863                     12.54393781
     8.896214349                     14.59662669
     8.575569446                     13.92176716
     6.894819631                     10.39474925
     5.583647773                      7.68654526
     7.441497639                     11.47625016
     6.404117747                     9.323576884
      6.43607516                      9.38924537
     7.551205919                     11.68138762
     9.848069473                     16.45152305
      11.5734531                     20.10973119
     12.21073835                     21.48181672
     14.13279609                     25.64354079
      16.2407147                      30.2845619
      12.9289005                       22.860687
     12.15495357                     21.17666013
     11.30968655                      19.3501401
     12.93803595                      22.8420865
     13.39367316                     23.83327472
     14.35987797                     25.94359186
     15.26962224                     27.94737959
     15.88450498                     29.31239901
     16.41800248                     30.50302999
     17.19490638                     32.24482783
     15.70782021                     28.88871859

                               [GRAPHIC OMITTED]



                                   FLAT MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance             2x Fund Performance
               0                               0
        -0.84442                        -1.68884
     0.258090894                     0.497403576
    -1.460834074                    -2.948652393
     1.929110312                     3.728868528
     0.888312166                     1.610517575
     1.021676426                     1.879155462
     0.996567489                     1.828511333
    -0.436371811                    -1.060974504
     1.264473649                     2.319376241
     2.378990446                     4.571630351
      1.03997563                     1.836245644
     2.322375001                     4.421256903
     2.914647604                     5.630100026
     2.107138113                     3.972467992
     2.779534039                     5.341826985
     2.544970587                      4.86100475
      3.16543944                     6.129969713
     2.888182322                     5.559521125
     1.930097857                     3.593601716
     1.812246278                     3.354051871
     1.369902611                     2.455967173
     0.959090944                     1.625541068
     3.009771999                     5.753977048
     2.240206594                     4.173843425
     2.052984328                      3.79231714
     1.861961552                     3.403760222
     0.581862281                     0.804810113
     0.560612351                     0.762216048
     2.916747499                     5.483933492
     0.756113302                     1.054874093
    -0.133099701                    -0.728825279
     -1.55330689                     -3.55229603
    -2.803087659                    -6.001103234
    -3.289830357                    -6.942558585
    -2.837497551                    -6.072062055
    -3.363331298                    -7.088719269
    -4.186443787                    -8.671481519
    -4.987627163                     -10.1988414
    -3.812989198                    -7.978417949
    -3.644152138                    -7.655366983
    -2.559281647                    -5.575950536
    -3.284659586                    -6.981792439
    -2.732734153                    -5.920138429
    -3.265379428                    -6.950519889
    -3.186586177                    -6.798936703
    -2.461773192                    -5.403399902
    -2.523575363                    -5.523276497
    -2.036622136                    -4.579340657
    -1.966433335                    -4.442606669
    -3.535166469                    -7.500825485
    -3.103032954                    -6.672088381
    -3.400651989                    -7.245401742
    -3.862493471                    -8.132321211
    -4.759177608                    -9.846039265
    -5.453530824                    -11.16057417
    -6.833720181                    -13.75433004
    -6.350932519                    -12.86047992
    -5.557228578                    -11.38341277
    -5.972918436                    -12.16350459
    -4.584702604                    -9.569868551
    -5.227849416                    -10.78895715
    -6.062640427                    -12.36057025
    -6.686074501                    -13.52384346
    -7.087399032                    -14.26767677
    -4.091989689                     -8.73982803
    -2.690006395                    -6.071745643
    -3.839723969                    -8.291270293
    -4.303803077                    -9.176461294
     -3.50205077                    -7.654603915
    -1.092689974                    -3.043244216
     0.955680417                     0.972704609
    -1.406985372                    -3.753423803
      0.15571391                    -0.702407338
    -1.270503456                    -3.530402777
    -0.092759292                    -1.228831126
     2.153754923                      3.21310588
    -0.429304924                     -2.00658731
     0.320890564                    -0.529963772
     3.616833102                     6.006013369
     3.011596819                     4.767629919
     4.037942562                     6.855313527
     3.763386432                     6.291331183
     2.308001174                      3.30964676
     0.608972198                    -0.121679847
     1.504593269                     1.656553765
     5.796511986                     10.25324189
     7.101723554                     12.97363038
     8.222328888                     15.33771657
     7.700740552                     14.22595325
      8.70260515                     16.35108142
     7.350018635                     13.45556841
     9.100145988                     17.15490067
     9.143715132                     17.24847229
     10.63560057                     20.45381103
     11.01391901                     21.27759464
     12.11338976                     23.67983698
      11.7005322                     22.76893498
     11.87481855                     23.15204772
     11.90408724                      23.2164858
     12.13168896                     23.71770582
     12.88244426                     25.37436013
     13.88102493                     27.59253346
     14.46841187                     28.90875252
     13.27977188                     26.23157554
     12.62762024                     24.77814518
     11.56369468                     22.42073664
     10.71641305                     20.56126359
      9.82013047                     18.60930439
     9.735989581                     18.42755461
     8.937682204                     16.70448106
     8.190249873                     15.10303883
     9.692471492                     18.29945022
     9.360629827                     17.58369123
     9.704208118                     18.32251659
     10.52413737                     20.09120157
     10.16217082                      19.3046042
     11.03798211                     21.20159513
     10.83504909                     20.75857906
     11.84101017                     22.95063709
     10.75039256                     20.55273082
      10.7533198                     20.55910347
      11.2269896                     21.59031782
       12.659482                     24.72224123
     11.40332877                     21.94093525
      10.5996763                     20.18159582
     9.420241351                     17.61836275
     9.010593852                     16.73768349
     9.722171404                      18.2617173
     10.94491528                     20.89753446
     11.32814121                     21.73274298
     12.05855401                     23.33009569
     13.10611099                     25.63594916
     12.16820119                     23.55232719
      13.0076007                     25.40151016
     10.31338649                     19.42211536
     12.28325264                     23.68715678
     9.106647137                     16.68869008
     9.255512246                     17.00711018
     8.830289793                     16.09632683
     8.373561716                     15.12188392
     7.552209329                     13.37688943
     7.216259248                     12.66860133
     4.751786313                     7.489000386
     3.287984851                     4.484897803
     2.512292084                     2.915534638
     2.632159708                     3.156212907
     0.602608749                    -0.923615313
     0.038308596                    -2.035093827
     0.309912604                    -1.503144386
     0.030860458                    -2.051161192
    -0.261739812                    -2.624181489
     0.369074763                     -1.39243581
     1.184864565                     0.210509032
     2.838528807                      3.48598973
     4.285878261                     6.398913369
     6.253127069                     10.41313157
     6.285748904                     10.48092965
     8.330048998                     14.73091005
     7.061395795                     12.04368268
     6.736239629                     11.36310694
      5.67343487                     9.145355212
     6.514658816                     10.88308024
     8.128568927                      14.2432811
     6.448467223                      10.6930569
     3.239684627                     4.019593887
     4.866122618                     7.297043251
     6.139407079                     9.902644649
     5.335528438                     8.237883349
     4.742858087                     7.019882448
     3.592257791                     4.668655631
     3.056312886                     3.585628117
     2.775463822                      3.02104501
     4.176704496                     5.830222865
     3.701606635                     4.864945402
     4.881730918                     7.251671559
     6.052211036                     9.645528869
     7.722215203                     13.09870515
      9.88753945                      17.6454993
     9.258433287                     16.29845833
     8.739739801                     15.19422773
     9.443220674                      16.6847028
     9.265594326                     16.30594426
     9.356017069                     16.49844223
     9.059454486                     15.86657798
     8.703571674                     15.11038634
     11.15711999                      20.3066994
     12.85126566                     23.97388821
     11.36501449                       20.708416
     12.16527235                     22.44321321
     10.63870299                     19.11030895
     8.799998384                      15.1513205
      9.71611613                      17.0905148
     8.646285253                     14.80703899
      7.44226712                     12.26245578
     4.890620718                     6.930213657
     6.339999316                     9.885337042
     6.492437705                      10.2003783
     7.140337696                     11.54129651
     6.521045116                      10.2518345
     6.415286761                     10.03290964
     6.914236116                     11.06473225
     5.307849719                     7.727237043
     1.722959898                     0.392735836
     0.803547098                    -1.422043571
     1.547658722                     0.033321946
     3.800696626                     4.472200574
      2.55571107                     1.966121427
      1.99561331                     0.852365876
     2.041617411                     0.943342778
     3.727957181                     4.279722143
      1.55931678                    -0.080630158
     1.117543908                    -0.949908692
     0.170901685                    -2.804482982
    -2.084446166                    -7.181197113
    -2.684923092                    -8.319638294
    -2.767314901                    -8.474880651
    -2.698570421                    -8.345462301
    -2.047312492                    -7.118537998
    -3.785874743                    -10.41564414
    -5.035215159                    -12.74214986
    -5.470115888                    -13.54136196
    -6.693427118                    -15.77908443
    -4.729323759                    -12.23338388
    -3.416493841                    -9.814535943
    -3.250766202                    -9.505037467
    -4.167049171                    -11.21913875
    -4.438457671                    -11.72201131
    -4.035962011                    -10.97837518
    -3.593308693                    -10.15711509
    -2.299338082                    -7.745372684
    -1.834966836                    -6.868400196
    -1.614429272                    -6.449941292
    -1.798853025                    -6.800660462
    -2.040103782                    -7.258586097
    -2.666645483                    -8.444915715
    -3.181791995                    -9.414044594
    -4.110820792                    -11.15249778
    -4.139737132                    -11.20608349
    -5.661998107                    -14.02617828
    -3.934480616                    -10.87747303
    -4.080538632                    -11.14847681
    -5.137187418                    -13.10605357
    -6.907896678                    -16.34997838
    -6.704536978                    -15.98451143
    -5.761972915                    -14.28689447
      -3.8730659                    -10.85082749
    -2.869212328                    -8.988857877
    -3.304173708                    -9.803971868
    -2.857477669                    -8.970632725
     -1.77686425                    -6.945411362
    -1.897275992                    -7.173562603
    -0.189503773                    -3.941717358

48

                                 DOWNWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance            2x Fund Performance
               0                               0
          1.0876                          2.1752
     0.833779145                     1.662096581
    -1.693014526                    -3.433004376
    -2.544215391                    -5.105274352
     -4.12027034                    -8.174549359
    -5.432767959                    -10.68854655
    -5.262915753                    -10.36772194
    -5.788536044                    -11.36231755
    -5.385442875                    -10.60382718
    -5.092440514                    -10.05014304
    -3.785088882                    -7.572024482
    -4.448856311                    -8.847308717
    -3.609210191                    -7.245318398
    -3.446782071                     -6.93271657
    -2.204142156                    -4.537164695
    -3.708144654                    -7.473410583
    -4.859217493                    -9.685536283
    -3.545894131                    -7.192134569
    -3.052155209                    -6.241986204
    -2.894886415                    -5.937797704
    -2.698840901                    -5.557993344
    -2.072669022                    -4.342449164
    -1.737169986                    -3.687003626
    -1.666384391                     -3.54824164
    -1.752535455                     -3.71724634
     -0.51894029                     -1.29939383
    -0.771005399                    -1.799569022
    -0.806391451                    -1.869607533
    -1.164480378                    -2.578108967
    -0.223892388                    -0.723839146
    -0.487241447                    -1.247898144
     0.553562495                     0.817798323
    -0.661627308                    -1.618967863
     -1.32821759                    -2.939300342
    -3.057045889                     -6.34050138
    -2.702816335                    -5.656037764
    -3.051947819                    -6.333106643
    -2.444471324                    -5.159273136
    -3.657769434                    -7.518341376
     -3.25165803                    -6.738665505
    -2.183556335                    -4.679455239
    -3.170132985                    -6.602261268
     -3.54246319                    -7.320527238
    -1.435637671                     -3.27191715
     0.798225037                      1.11257339
     1.416974941                     2.353932453
     1.250002034                     2.016901425
     1.020529029                     1.554479214
      0.29883837                     0.103468815
     3.155549884                     5.805762812
     3.585553794                     6.687865457
     6.005105159                     11.67189578
     7.058594495                     13.89150871
     6.994352915                     13.75482524
     9.037731067                     18.09980454
     5.772160059                     11.02586245
     4.870674516                     9.133337803
     5.625260967                     10.70385384
      4.31508523                     7.957512635
     4.235268543                     7.792305253
     5.092134568                     9.564518544
     6.542616209                     12.58893751
     5.239813098                     9.835462458
     1.377406718                     1.773319843
     2.384084366                     3.794537975
     2.860221551                     4.759930972
      4.58714181                     8.277559935
     5.685934322                     10.55268802
     5.982277682                      11.1726675
     4.619875502                     8.314418217
     5.141468354                     9.394442944
     5.974420094                     11.12773226
     6.208867304                     11.61942802
     6.794619828                     12.85061263
     8.680719609                     16.83672197
     9.008120277                     17.54066322
     10.83836662                      21.4876787
      9.21558209                     17.93027649
     9.513500355                      18.5736569
     9.385971884                     18.29749886
     9.676872938                     18.92669959
      10.3996874                     20.49424864
     9.760418011                     19.09880474
     11.60252711                     23.09647522
     8.968930672                     17.28681398
     9.141820777                      17.6589885
     9.580920151                     18.60571978
     8.246443705                     15.71695887
     8.270135604                     15.76761281
     8.023669468                     15.24054602
     8.750755182                     16.79186816
     9.046546361                     17.42719256
     7.278138519                       13.618559
     4.007979022                     6.691689931
     6.609322586                     12.02862165
     4.638862476                     7.887371617
     5.091467412                     8.820683692
     5.807497616                     10.30356138
     3.421009507                      5.32776773
     2.948540967                     4.365408982
     3.935055656                     6.365592918
     3.332419416                     5.132134956
     4.622111343                     7.756443309
     5.813757191                     10.21113509
     5.450064727                     9.453521703
      7.39488027                      13.4908243
     7.860028976                     14.47392722
     9.423783676                     17.79321321
     9.248399235                     17.41561529
     8.808390383                     16.46980903
     8.359338155                     15.50846722
     6.451455289                     11.44095206
     5.339463387                     9.112727687
     6.138463216                     10.76796777
     7.119214458                     12.81502627
     5.735127088                     9.899660363
     6.676000543                     11.85552264
     5.327722572                     9.028038737
      2.69537213                     3.578381249
      3.41322305                     5.026427734
     0.341540086                    -1.212772232
    -0.742549913                    -3.347366649
     0.137992704                    -1.632497637
    -0.815220849                    -3.505218147
    -1.229297465                    -4.310910978
    -1.792408994                    -5.401996246
    -0.243871699                      -2.4187536
     0.602509172                     -0.76289743
     -0.17056075                    -2.288052612
     2.801860804                     3.530693855
      5.05126832                      8.06140408
     2.595589872                     3.009317316
     3.143809406                      4.11017789
     2.080499875                     1.963634243
     0.349929161                     -1.49354474
     0.349465404                    -1.494455215
     0.319620469                    -1.553048284
     0.609423789                    -0.984261175
    -0.792065485                    -3.742839659
     0.627203226                    -0.988729787
     1.635689057                     0.995852113
     1.517212334                     0.760390383
     0.150892174                    -1.951877805
     1.180643647                      0.06438378
     0.919142273                     -0.45284902
     0.926982278                     -0.43738218
     2.106818701                     1.890391825
     3.547443806                     4.765534901
     3.965589093                     5.611663267
     4.435149677                     6.565653421
      3.18861173                     4.021718143
     4.732210173                     7.133839906
     4.494583261                     6.647687968
     2.264459865                     2.095538054
     1.931599275                     1.430916521
     2.770628848                     3.100733127
     3.277986888                     4.118708526
     3.694744549                     4.959008975
     4.471874442                     6.532218568
     6.082099443                     9.816180738
     5.836816413                     9.308346792
     3.534759819                      4.55321509
     4.354506633                     6.208836161
     4.600418028                     6.709398406
     4.876416691                     7.272525243
     6.611911635                     10.82281674
     8.647666087                     15.05514011
     8.316670973                     14.35410914
     7.605247078                     12.85195356
     6.729232761                     11.01449806
     6.112167029                     9.730815212
      7.75160001                      13.1214974
     7.831815688                       13.289924
     7.389586629                     12.36069738
     7.504074667                     12.60027286
     5.917529533                      9.27676321
     6.860862827                     11.22326648
     7.614370829                     12.79180372
     8.862374687                     15.40789682
     9.287710871                      16.3097172
      9.88231252                     17.57532976
     8.993968964                     15.67425425
     6.289065637                     9.932878317
     5.872083003                     9.070322967
     6.044442754                     9.425455939
     7.869891792                     13.19275554
     7.105892496                     11.58935752
     5.271704087                      7.76742202
     5.662441071                     8.567422701
      4.44087759                     6.057126753
     4.648652272                     6.479106849
     2.829021506                     2.776189429
      2.09201506                     1.302933864
     3.542232134                     4.180950216
     3.672892077                     4.443882098
     5.314863342                     7.752246507
     7.351652799                      11.9201034
     8.319556771                     13.93829147
     7.407917717                     12.02043658
     6.680540558                     10.50320938
     7.538998867                     12.28164803
     5.853755216                     8.762516619
     3.592083882                     4.114876759
     0.101859392                    -2.900800097
     2.513913796                     1.778604545
     4.225076045                     5.176381479
     5.623880791                     7.999525911
     3.426059079                     3.505017641
     3.368751734                      3.39031545
     3.307658734                     3.268103962
     3.142397473                      2.93770799
     3.346433763                     3.344970738
     0.282832081                    -2.782145887
     0.407563868                    -2.540306753
    -0.192752875                    -3.705690781
    -0.706939851                    -4.697868826
     0.129991424                    -3.091284559
     1.511585045                    -0.416991648
    -0.839524776                     -5.02987576
    -0.237769432                    -3.877223363
     2.080704806                     0.590563296
     0.829501608                    -1.875313773
    -0.488743296                    -4.441078069
    -3.683850727                     -10.5774898
    -3.640704944                    -10.49737438
    -4.601079495                    -12.28144812
    -3.392947565                    -10.05971264
    -3.333047329                    -9.948179487
    -3.644256916                    -10.52800515
    -3.260741787                    -9.815772281
    -4.050453374                    -11.28817409
    -3.386146688                    -10.05978144
    -4.310229211                    -11.78028386
    -4.834245533                    -12.74650148
    -5.988130306                    -14.86239882
    -7.497396862                    -17.59599691
    -8.280116889                    -18.99053634
     -8.35777428                    -19.12771452
    -10.16596704                    -22.31909665
    -11.09485094                    -23.92553774
    -12.21221085                    -25.83774542
    -12.43714072                    -26.21778248
    -14.21396626                    -29.21215999
    -12.62572363                    -26.59102785
    -13.51204829                    -28.08034908
    -13.80646193                    -28.56999245
    -12.19834909                    -25.90465314
    -12.84604431                    -26.99782625
    -13.27799674                      -27.721453
    -13.78505163                    -28.56666387
     -15.5676319                    -31.52057519
    -15.81726464                    -31.92550772


ADVISOR'S INVESTMENT METHODOLOGY

The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with the Funds' respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor's primary objective for the Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Leveraged Funds are invested to achieve returns that magnify the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that stimulate leveraged returns without requiring a commitment of cash in excess of the Funds' assets. For the Inverse Funds, the Advisor uses short selling techniques and invests in futures contracts and other instruments to produce magnified or leveraged returns that move inversely to the performance of the Funds' respective Underlying Indices.

                                                                   PROSPECTUS 49

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

50

INVESTING WITH RYDEX:

For more information on how to buy and sell shares of the Funds, call Rydex Client Services at 800.820.0888 or 301.296.5100 or visit www.rydexinvestments.com.

SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will incur customary brokerage commissions and charges when buying or selling shares through a broker.

Shares may be acquired and redeemed from the Funds only in Creation Units of 50,000 shares, or multiples thereof, as discussed in the "Creations and Redemptions" section.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC"), or its nominee, is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account.

                                                                   PROSPECTUS 51

CALCULATING NAV

Each Fund calculates its NAV by:

-     Taking the current market value of its total assets

-     Subtracting any liabilities

-     Dividing that amount by the total number of shares owned by shareholders


The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the Exchange (normally, 4:00 p.m., Eastern Time). In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. Because the Funds invest substantially all of their assets in the component securities included in their respective Underlying Indices, and these securities are selected for their market size, liquidity and industry group representation, it is expected that there would be limited circumstances in which the Funds would use fair value pricing - for example, if the exchange on which a portfolio security is primarily traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.


SHARE TRADING PRICES

The trading prices of a Fund's shares listed on the Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of a Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such values and make no warranty as to their accuracy.

CREATIONS AND REDEMPTIONS


The shares of each Fund that trade on the Exchange are "created" at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or more. A "creator" enters into an authorized participant

52

agreement (a "Participant Agreement") with Rydex Distributors, Inc. (the "Distributor"), the Funds' distributor, and deposits into a Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).


Similarly, shares can only be redeemed in Creation Units, generally 50,000 shares, principally in-kind for a portfolio of securities held by a Fund and a specified amount of cash together totaling the NAV of the Creation Unit(s). Shares are not redeemable from a Fund except when aggregated in Creation Units. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form prescribed in the Participant Agreement.

Creations and redemptions must be made through an authorized firm that is either a member of the Continuous Net Settlement System of the NSCC or a DTC Participant, and in each case, must have executed a Participant Agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures for the creation and redemption of Creation Units can be found in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (in contrast to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.

                                                                   PROSPECTUS 53

TRANSACTION FEES

Each Fund will impose a Creation Transaction Fee and a Redemption Transaction Fee to offset the Fund's transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The Creation and Redemption Transaction Fees for creations and redemptions are as follows:


                                                                                            CREATION AND
                                                                                             REDEMPTION
                                                                                            TRANSACTION
FUND                                                                                            FEES
----                                                                                        ------------
Rydex 2x S&P 500 ETF ................................................................       $      2,000
Rydex Inverse 2x S&P 500 ETF ........................................................       $         50
Rydex 2x S&P MidCap 400 ETF .........................................................       $      2,000
Rydex Inverse 2x S&P MidCap 400 ETF .................................................       $         50
Rydex 2x Russell 2000(R) ETF ........................................................       $      3,000
Rydex Inverse 2x Russell 2000(R) ETF ................................................       $         50
Rydex 2x S&P Select Sector Energy ETF ...............................................       $        500
Rydex Inverse 2x S&P Select Sector Energy ETF .......................................       $         50
Rydex 2x S&P Select Sector Financial ETF ............................................       $        750
Rydex Inverse 2x S&P Select Sector Financial ETF ....................................       $         50
Rydex 2x S&P Select Sector Health Care ETF ..........................................       $        500
Rydex Inverse 2x S&P Select Sector Health Care ETF ..................................       $         50
Rydex 2x S&P Select Sector Technology ETF ...........................................       $        750
Rydex Inverse 2x S&P Select Sector Technology ETF ...................................       $         50


An additional charge of up to four (4) times the fixed transaction fee may be imposed on purchases or redemptions outside the NSCC's usual clearing process or for cash. Investors who use the services of a broker or other such intermediary may pay additional fees for these services. From time to time, the Advisor may waive the Creation Transaction Fees and Redemption Transaction Fees for authorized participants. The fees would instead be subsidized by the Advisor and the Administrator.


The following chart shows the approximate value of one Creation Unit for the Funds as of December 31, 2008.

54

                                                                                             APPROXIMATE
                                                                                            VALUE OF ONE
                                                                                              CREATION
FUND                                                                                            UNIT
----                                                                                        ------------
Rydex 2x S&P 500 ETF ................................................................       $  1,132,000
Rydex Inverse 2x S&P 500 ETF ........................................................       $  5,657,000
Rydex 2x S&P MidCap 400 ETF .........................................................       $  1,134,000
Rydex Inverse 2x S&P MidCap 400 ETF .................................................       $  3,936,000
Rydex 2x Russell 2000(R) ETF ........................................................       $  1,190,500
Rydex Inverse 2x Russell 2000(R) ETF ................................................       $  4,381,500
Rydex 2x S&P Select Sector Energy ETF ...............................................       $    806,500
Rydex Inverse 2x S&P Select Sector Energy ETF .......................................       $    602,000
Rydex 2x S&P Select Sector Financial ETF ............................................       $    726,000
Rydex Inverse 2x S&P Select Sector Financial ETF ....................................       $  1,648,000
Rydex 2x S&P Select Sector Health Care ETF ..........................................       $  2,520,000
Rydex Inverse 2x S&P Select Sector Health Care ETF ..................................       $  2,740,500
Rydex 2x S&P Select Sector Technology ETF ...........................................       $  1,284,500
Rydex Inverse 2x S&P Select Sector Technology ETF ...................................       $  2,586,500


More information on the creation and redemption process is included in the SAI.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Funds are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. The Trust's Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds' shares because the Funds sell and redeem their shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the authorized participant and the Distributor, principally in exchange for a basket of securities that mirrors the composition of each Fund's portfolio and a specified amount of cash. The Funds also impose a transaction fee on such Creation Unit transactions that is designed to offset the Funds' transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution

                                                                   PROSPECTUS 55

services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor will, in turn, pay the Service Provider out of its fees.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2010. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay out dividends to shareholders at least annually. Each Fund distributes its net capital gains, if any, to shareholders annually.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

      - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

      - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

      - Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations.

56

      - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

      - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

      - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

      - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

      - Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

      - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

      - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as short-term gain or loss if held for one year or less. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

                                                                   PROSPECTUS 57

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser's aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer's basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors II, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds will pay the Advisor a fee at an annualized rate of 0.70% based on the average daily net assets of each Fund.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses,

58

expenses of the Independent Trustees (including any Trustees' counsel fees), and extraordinary expenses.


A discussion regarding the basis for the Board's August 2008 approval of the Funds' investment advisory agreement is available in the Funds' October 31, 2008 Annual Report to Shareholders, which covers the period November 1, 2007 to October 31, 2008.


PORTFOLIO MANAGEMENT


The Funds are managed by a team of investment professionals, and on a day-to-day basis, the following three individuals are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as CIO of Rydex Investments since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds, some of which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed each Fund since its inception.

MICHAEL J. DELLAPA, CFA, CAIA, Director of Alternative Investment Strategies - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Absolute Return Strategies Fund and the Hedged Equity Fund, which are offered in a separate prospectus. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which, with the exception

                                                                   PROSPECTUS 59

of the Russell 2000(R) 1.5x Strategy Fund, are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed each Fund (except for the Russell 2000(R), High Yield Strategy, and Inverse High Yield Strategy Funds) since September 2005. He has co-managed the Russell 2000, High Yield Strategy, and Inverse High Yield Strategy Funds since each Fund's inception.

RYAN A. HARDER, CFA, Senior Portfolio Manager - Mr. Harder is involved in the management of all of the Rydex Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Absolute Return Strategies, Hedged Equity, High Yield Strategy and Inverse High Yield Strategy Funds, all of which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed each Fund since March 2008.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

60

FINANCIAL HIGHLIGHTS


The information below has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report is included in the Trust's annual report along with the Trust's financial statements. The annual report is available upon request.

                                                                         RYDEX                 RYDEX
                                                                        2X S&P               INVERSE 2X
                                                                        500 ETF             S&P 500 ETF
                                                                     ------------          -------------
                                                                     PERIOD ENDED           PERIOD ENDED
                                                                      OCTOBER 31,           OCTOBER 31,
                                                                         2008*                 2008*
                                                                     ------------          -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD .......................       $      75.00          $       75.00
                                                                     ------------          -------------
Net Investment Income** ......................................               0.61                   1.04
Net Realized and Unrealized Gain (Loss) on Investments........             (47.27)                 57.20
                                                                     ------------          -------------
TOTAL FROM INVESTMENT OPERATIONS .............................             (46.66)                 58.24
                                                                     ------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income ........................................              (0.69)                 (1.03)
Capital ......................................................                 --                     --
                                                                     ------------          -------------
Total Distributions ..........................................              (0.69)                 (1.03)
                                                                     ------------          -------------
NET ASSET VALUE AT END OF PERIOD .............................       $      27.65          $      132.21
                                                                     ============          =============
TOTAL RETURN*** ..............................................             (62.68)%                78.27%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (000's Omitted)...................       $    113,364          $      66,106
RATIO TO AVERAGE NET ASSETS OF:
Expenses .....................................................               0.70%****              0.71%****
Net Investment Income ........................................               1.35%****              1.09%****
Portfolio Turnover Rate+......................................                 44%                    --


                                                                   PROSPECTUS 61

*     The Fund commenced operations on November 5, 2007.

**    Based on average shares outstanding.

*** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

****  Annualized.

+ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions. Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. The portfolio turnover rate for inverse funds is zero because these funds only hold instruments which are not included in the portfolio turnover rate calculation, as previously disclosed.

62

                                                  RYDEX              RYDEX
                                                  2X S&P           INVERSE 2X
                                                  MIDCAP           S&P MIDCAP
                                                 400 ETF            400 ETF
                                               ------------       ------------
                                               PERIOD ENDED       PERIOD ENDED
                                                OCTOBER 31,        OCTOBER 31,
                                                   2008*              2008*
                                               ------------       ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD .....   $      75.00       $      75.00
                                               ------------       ------------

Net Investment Income** ....................           0.56               1.40
Contribution from Advisor ..................             --               1.17
Net Realized and Unrealized Gain (Loss) on
 Investments ...............................         (47.62)             55.83
                                               ------------       ------------

TOTAL FROM INVESTMENT OPERATIONS ...........         (47.06)             58.40
                                               ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income ......................          (0.53)             (1.48)
Capital ....................................          (0.01)                --
                                               ------------       ------------

Total Distributions ........................          (0.54)             (1.48)
                                               ------------       ------------

NET ASSET VALUE AT END OF PERIOD ...........   $      27.40       $     131.92
                                               ============       ============

TOTAL RETURN*** ............................         (63.12)%            78.90%(a)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (000's
 Omitted) ..................................   $      5,480       $      6,596

RATIO TO AVERAGE NET ASSETS OF:
Expenses ...................................           0.71%****          0.71%****
Net Investment Income ......................           0.94%****          1.65%****
Portfolio Turnover Rate+ ...................            234%                --

*     The Fund commenced operations on November 5, 2007.

**    Based on average shares outstanding.

*** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

****  Annualized.

(a) For the period ending October 31, 2008, 1.77% of the Fund's total return consisted of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would have been 77.13%.

+ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions. Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. The portfolio turnover rate for inverse funds is zero because these funds only hold instruments which are not included in the portfolio turnover rate calculation, as previously disclosed.

                                                                   PROSPECTUS 63

                                                RYDEX 2X          RYDEX INVERSE
                                                 RUSSELL            2X RUSSELL
                                                2000 ETF            2000 ETF
                                              ------------        -------------
                                              PERIOD ENDED         PERIOD ENDED
                                               OCTOBER 31,         OCTOBER 31,
                                                  2008*               2008*
                                              ------------        -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD ....   $      75.00        $       75.00
                                              ------------        -------------

Net Investment Income** ...................           0.51                 1.21
Contribution from Advisor .................             --                 1.29
Net Realized and Unrealized Gain
 (Loss) on Investments ....................         (45.09)               33.76
                                              ------------        -------------

TOTAL FROM INVESTMENT OPERATIONS ..........         (44.58)               36.26
                                              ------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income .....................          (0.55)               (1.14)
                                              ------------        -------------

NET ASSET VALUE AT END OF PERIOD ..........   $      29.87        $      110.12
                                              ============        =============

TOTAL RETURN*** ...........................         (59.79)%              48.79%(a)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period
 (000's Omitted) ..........................   $     13,442        $      16,518

RATIO TO AVERAGE NET ASSETS OF:
Expenses ..................................           0.71%****            0.71%****
Net Investment Income .....................           0.93%****            1.41%****
Portfolio Turnover Rate+ ..................            192%                  --

*     The Fund commenced operations on November 5, 2007.

**    Based on average shares outstanding.

*** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

****  Annualized.

(a) For the period ending October 31, 2008, 1.19% of the Fund's total return consisted of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would have been 47.60%.

+ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions. Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. The portfolio turnover rate for inverse funds is zero because these funds only hold instruments which are not included in the portfolio turnover rate calculation, as previously disclosed.

64

                                                RYDEX 2X          RYDEX INVERSE
                                               S&P SELECT            2X S&P
                                                 SECTOR           SELECT SECTOR
                                               ENERGY ETF          ENERGY ETF
                                              ------------        -------------
                                              PERIOD ENDED        PERIOD ENDED
                                               OCTOBER 31,         OCTOBER 31,
                                                  2008*                2008*
                                              ------------        -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD ....   $      75.00        $       75.00
                                              ------------        -------------

Net Investment Income** ...................           0.09                 0.22
Net Realized and Unrealized Gain (Loss)
 on Investments ...........................         (54.72)               37.09
                                              ------------        -------------

TOTAL FROM INVESTMENT OPERATIONS ..........         (54.63)               37.31
                                              ------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income .....................          (0.15)               (0.40)
                                              ------------        -------------

NET ASSET VALUE AT END OF PERIOD ..........   $      20.22        $      111.91
                                              ============        =============

TOTAL RETURN*** ...........................         (72.94)%              49.75%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period
 (000's Omitted) ..........................   $      4,044        $       5,596

RATIO TO AVERAGE NET ASSETS OF:
Expenses ..................................           0.71%****            0.71%****
Net Investment Income .....................           0.44%****            0.55%****
Portfolio Turnover Rate+ ..................            105%                  --

*     The Fund commenced operations on June 10, 2008.

**    Based on average shares outstanding.

*** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

****  Annualized.

+ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions. Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. The portfolio turnover rate for inverse funds is zero because these funds only hold instruments which are not included in the portfolio turnover rate calculation, as previously disclosed.

                                                                   PROSPECTUS 65

                                            RYDEX 2X           RYDEX INVERSE
                                           S&P SELECT             2X S&P
                                             SECTOR            SELECT SECTOR
                                          FINANCIAL ETF        FINANCIAL ETF
                                          -------------        -------------
                                           PERIOD ENDED        PERIOD ENDED
                                           OCTOBER 31,          OCTOBER 31,
                                              2008*                2008*
                                          -------------        -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF
 PERIOD ...............................   $       75.00        $       75.00
                                          -------------        -------------

Net Investment Income** ...............            0.45                 0.16
Net Realized and Unrealized Gain (Loss)
 on Investments .......................          (48.76)               (3.34)
                                          -------------        -------------

TOTAL FROM INVESTMENT OPERATIONS ......          (48.31)               (3.18)
                                          -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income .................           (0.16)               (0.18)
                                          -------------        -------------

NET ASSET VALUE AT END OF PERIOD ......   $       26.53        $       71.64
                                          =============        =============

TOTAL RETURN*** .......................          (64.51)%              (4.19)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (000's
 Omitted) .............................   $      10,610        $       7,164

RATIO TO AVERAGE NET ASSETS OF:
Expenses ..............................            0.71%****            0.71%****
Net Investment Income .................            2.60%****            0.52%****
Portfolio Turnover Rate+ ..............             177%                  --

*     The Fund commenced operations on June 10, 2008.

**    Based on average shares outstanding.

*** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

****  Annualized.

+ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions. Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. The portfolio turnover rate for inverse funds is zero because these funds only hold instruments which are not included in the portfolio turnover rate calculation, as previously disclosed.

66

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                            RYDEX 2X         RYDEX INVERSE
                                           S&P SELECT           2X S&P
                                             SECTOR          SELECT SECTOR
                                           TECHNOLOGY         TECHNOLOGY
                                              ETF                 ETF
                                          ------------       -------------
                                          PERIOD ENDED       PERIOD ENDED
                                           OCTOBER 31,        OCTOBER 31,
                                              2008*               2008*
                                          ------------       -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD    $      75.00       $       75.00
                                          ------------       -------------

Net Investment Income** ...............           0.16                0.18
Net Realized and Unrealized Gain (Loss)
 on Investments .......................         (43.90)              54.37
                                          ------------       -------------

TOTAL FROM INVESTMENT OPERATIONS ......         (43.74)              54.55
                                          ------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income .................          (0.11)              (0.18)
                                          ------------       -------------

NET ASSET VALUE AT END OF PERIOD ......   $      31.15       $      129.37
                                          ============       =============

TOTAL RETURN*** .......................         (58.36)%             72.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (000's
 Omitted) .............................   $      3,115       $       6,468

RATIO TO AVERAGE NET ASSETS OF:
Expenses ..............................           0.71%****           0.71%****
Net Investment Income .................           0.72%****           0.48%****
Portfolio Turnover Rate+ ..............             65%                 --

*     The Fund commenced operations on June 10, 2008.

**    Based on average shares outstanding.

*** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

****  Annualized.

+ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions. Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. The portfolio turnover rate for inverse funds is zero because these funds only hold instruments which are not included in the portfolio turnover rate calculation, as previously disclosed.

                                                                   PROSPECTUS 67

                                            RYDEX 2X         RYDEX INVERSE
                                           S&P SELECT           2X S&P
                                             SECTOR          SELECT SECTOR
                                          HEALTH CARE         HEALTH CARE
                                              ETF                 ETF
                                          ------------       -------------
                                          PERIOD ENDED       PERIOD ENDED
                                           OCTOBER 31,         OCTOBER 31,
                                              2008*               2008*
                                          ------------       -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF
 PERIOD ...............................   $      75.00       $       75.00
                                          ------------       -------------

Net Investment Income** ...............           0.23                0.16
Net Realized and Unrealized Gain (Loss)
 on Investments .......................         (22.17)               8.84
                                          ------------       -------------

TOTAL FROM INVESTMENT OPERATIONS ......         (21.94)               9.00
                                          ------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income .................          (0.22)              (0.19)
                                          ------------       -------------

NET ASSET VALUE AT END OF PERIOD ......   $      52.84       $       83.81
                                          ============       =============

TOTAL RETURN*** .......................         (29.33)%             12.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (000's
 Omitted) .............................  $       5,284       $       8,381

RATIO TO AVERAGE NET ASSETS OF:
Expenses ..............................           0.71%****           0.71%****
Net Investment Income .................           0.81%****           0.54%****
Portfolio Turnover Rate+ ..............             35%                 --

*     The Fund commenced operations on June 10, 2008.

**    Based on average shares outstanding.

*** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

****  Annualized.

+ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions. Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. The portfolio turnover rate for inverse funds is zero because these funds only hold instruments which are not included in the portfolio turnover rate calculation, as previously disclosed.

68

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S


The Rydex 2x S&P 500 ETF, Rydex Inverse 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF, and Rydex Inverse 2x S&P 400 ETF (the "S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the S&P Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index (the "S&P Indices") to track general stock market performance. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P Funds or the timing of the issuance or sale of the S&P Funds or in the determination or calculation of the equation by which the S&P Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the S&P Funds.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc. and have been licensed for use by Rydex Investments.

The Select Sector Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index (the "Select Sector Indices") to track the general stock market performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names and of the Select Sector Indices which are determined, composed and calculated by a third party calculation agent without regard to Licensee or the Funds. S&P has no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the Select Sector Indices or any criteria which may underlie them. S&P is not responsible for and has not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination

                                                                   PROSPECTUS 69

or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDICES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FRANK RUSSELL COMPANY ("RUSSELL")

The Rydex 2x Russell 2000(R) ETF and the Rydex Inverse 2x Russell 2000(R) ETF (the "Russell Funds") are not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation or warranty, express or implied, to the owners of the Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the Russell Funds particularly or the ability of the Russell 2000(R) Index to track general stock market performance or a segment of the same. Russell's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000(R) Index is based. Russell's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Index which is determined, composed and calculated by Russell without regard to the Licensee or the Russell Funds. Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell

70

2000(R) Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Russell Funds.

Russell does not guarantee the accuracy and/or the completeness of the Russell 2000(R) Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to results to be obtained by the Licensee, investors, owners of the Russell Funds, or any other person or entity from the use of the Russell 2000(R) Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Russell 2000(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Frank Russell(R)," "Russell(R)," and "Russell 2000(R)" are trademarks of Russell and have been licensed for use by the Licensee.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                                                   PROSPECTUS 71


SUPPLEMENTAL INFORMATION

I. PREMIUM/DISCOUNT INFORMATION

The tables that follow present information about the differences between the daily market price on secondary markets for shares of the Funds and each Fund's NAV. Net asset value, or NAV, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. A Fund's Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply of and demand for shares of the Funds.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a positive percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a negative percentage of the NAV.

The following information shows the frequency distribution of premiums and discounts for the Funds. The information shown for each Fund is for the period ended December 31, 2008.

Each line in the table shows the number of trading days in which the Funds traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

72

                                                        PERCENTAGE
                                 NUMBER OF DAYS        OF TOTAL DAYS
                             ---------------------  ---------------------
PREMIUM/                     RYDEX 2X     RYDEX     RYDEX 2X    RYDEX
DISCOUNT                     S&P 500    INVERSE 2X  S&P 500   INVERSE 2X
RANGE                           ETF    S&P 500 ETF     ETF    S&P 500 ETF
---------------------------  --------  -----------  --------  -----------
BETWEEN 3.01% AND 8%             0          3           0.00%        1.19%
BETWEEN 1.01% AND 3%            12         11           4.74%        4.35%
BETWEEN 0.51% AND 1%            17         15           6.72%        5.93%
BETWEEN 0.26% AND 0.5%          26         21          10.28%        8.30%
BETWEEN 0.25% AND 0%            68         68          26.88%       26.88%
BETWEEN -0.01% AND -0.25%       63         78          24.90%       30.82%
BETWEEN -0.26% AND -0.5%        22         21           8.70%        8.30%
BETWEEN -0.51% AND -1%          28         25          11.07%        9.88%
BETWEEN -1.01% AND -3%          12         11           4.74%        4.35%
BETWEEN -3.01% AND -8%           5          0           1.97%        0.00%
                             -----     ------       --------  -----------
TOTAL                          253        253            100%         100%

                                                                   PROSPECTUS 73

                                                          PERCENTAGE
                                 NUMBER OF DAYS          OF TOTAL DAYS
                             ----------------------  ----------------------
                                           RYDEX                   RYDEX
PREMIUM/                      RYDEX 2X   INVERSE 2X   RYDEX 2X   INVERSE 2X
DISCOUNT                     S&P MIDCAP  S&P MIDCAP  S&P MIDCAP  S&P MIDCAP
RANGE                         400 ETF     400 ETF     400 ETF     400 ETF
---------------------------  ----------  ----------  ----------  ----------
BETWEEN 3.01% AND 8%              8           9            3.16%       3.56%
BETWEEN 1.01% AND 3%             39          24           15.42%       9.49%
BETWEEN 0.51% AND 1%             31          22           12.25%       8.70%
BETWEEN 0.26% AND 0.5%           23          24            9.09%       9.49%
BETWEEN 0.25% AND 0%             38          48           15.02%      18.97%
BETWEEN -0.01% AND -0.25%        43          56           17.00%      22.12%
BETWEEN -0.26% AND -0.5%         18          20            7.11%       7.91%
BETWEEN -0.51% AND -1%           18          23            7.11%       9.09%
BETWEEN -1.01% AND -3%           26          18           10.28%       7.11%
BETWEEN -3.01% AND -8%            8           9            3.16%       3.56%
BETWEEN -8.01% AND -10%           1           0            0.40%       0.00%
                             ------      ------      ----------  ----------
TOTAL                           253         253             100%        100%

74

                                                              PERCENTAGE
                                 NUMBER OF DAYS             OF TOTAL DAYS
                             ------------------------  ------------------------
                                             RYDEX                     RYDEX
PREMIUM/                       RYDEX 2X    INVERSE 2X   RYDEX 2X     INVERSE 2X
DISCOUNT                       RUSSELL      RUSSELL      RUSSELL      RUSSELL
RANGE                        2000(R) ETF  2000(R) ETF  2000(R) ETF  2000(R) ETF
---------------------------  -----------  -----------  -----------  -----------
BETWEEN 3.01% AND 8%             13            6              5.14%        2.37%
BETWEEN 1.01% AND 3%             31           21             12.25%        8.30%
BETWEEN 0.51% AND 1%             26           25             10.28%        9.88%
BETWEEN 0.26% AND 0.5%           30           26             11.85%       10.28%
BETWEEN 0.25% AND 0%             42           52             16.60%       20.55%
BETWEEN -0.01% AND -0.25%        43           51             17.00%       20.16%
BETWEEN -0.26% AND -0.5%         18           31              7.11%       12.25%
BETWEEN -0.51% AND -1%           24           20              9.49%        7.91%
BETWEEN -1.01% AND -3%           19           12              7.51%        4.74%
BETWEEN -3.01% AND -8%            7            9              2.77%        3.56%
                             ------       ------       -----------  -----------
TOTAL                           253          253               100%         100%

                                                                   PROSPECTUS 75

                                                                   PERCENTAGE
                                   NUMBER OF DAYS                OF TOTAL DAYS
                             ----------------------------  ----------------------------
                                                RYDEX                         RYDEX
                                RYDEX 2X      INVERSE 2X      RYDEX 2X     INVERSE 2X
PREMIUM/                       S&P SELECT     S&P SELECT     S&P SELECT    S&P SELECT
DISCOUNT                     SECTOR ENERGY  SECTOR ENERGY  SECTOR ENERGY  SECTOR ENERGY
RANGE                             ETF            ETF            ETF            ETF
---------------------------  -------------  -------------  -------------  -------------
BETWEEN 10.01% AND 30%             0              1                 0.00%          0.70%
BETWEEN 8.01% AND 10%              1              2                 0.70%          1.40%
BETWEEN 3.01% AND 8%               7             10                 4.90%          7.00%
BETWEEN 1.01% AND 3%              25             25                17.48%         17.48%
BETWEEN 0.51% AND 1%              19             11                13.29%          7.69%
BETWEEN 0.26% AND 0.5%            10             10                 7.00%          7.00%
BETWEEN 0.25% AND 0%               7             16                 4.90%         11.19%
BETWEEN -0.01% AND -0.25%         15             15                10.48%         10.48%
BETWEEN -0.26% AND -0.5%          10             10                 7.00%          7.00%
BETWEEN -0.51% AND -1%            14             18                 9.77%         12.58%
BETWEEN -1.01% AND -3%            20             16                14.00%         11.19%
BETWEEN -3.01% AND -8%            15              8                10.48%          5.59%
BETWEEN -8.01% AND -10%            0              0                 0.00%          0.00%
BETWEEN -10.01% AND -30%           0              1                 0.00%          0.70%
                             -------        -------        -------------  -------------
TOTAL                            143            143                  100%           100%

76

                                                          PERCENTAGE
                                 NUMBER OF DAYS          OF TOTAL DAYS
                             ----------------------  ----------------------
                                           RYDEX                   RYDEX
                              RYDEX 2X   INVERSE 2X   RYDEX 2X   INVERSE 2X
                             S&P SELECT  S&P SELECT  S&P SELECT  S&P SELECT
PREMIUM/                       SECTOR      SECTOR      SECTOR      SECTOR
DISCOUNT                     FINANCIAL   FINANCIAL   FINANCIAL   FINANCIAL
RANGE                           ETF         ETF          ETF        ETF
---------------------------  ----------  ----------  ----------  ----------
BETWEEN 10.01% AND 30%            1           0            0.70%       0.00%
BETWEEN 8.01% AND 10%             1           0            0.70%       0.00%
BETWEEN 3.01% AND 8%             13          12            9.10%       8.39%
BETWEEN 1.01% AND 3%             17          24           11.88%      16.78%
BETWEEN 0.51% AND 1%              6          20            4.20%      14.00%
BETWEEN 0.26% AND 0.5%           12           8            8.39%       5.59%
BETWEEN 0.25% AND 0%              8          11            5.59%       7.69%
BETWEEN -0.01% AND -0.25%        12          11            8.39%       7.69%
BETWEEN -0.26% AND -0.5%         15          13           10.48%       9.10%
BETWEEN -0.51% AND -1%           13          13            9.10%       9.10%
BETWEEN -1.01% AND -3%           32          22           22.38%      15.37%
BETWEEN -3.01% AND -8%           11           9            7.69%       6.29%
BETWEEN -8.01% AND -10%           1           0            0.70%       0.00%
BETWEEN -10.01% AND -30%          1           0            0.70%       0.00%
                             ------      ------      ----------  ----------
TOTAL                           143         143             100%        100%

                                                                   PROSPECTUS 77

                                                                    PERCENTAGE
                                    NUMBER OF DAYS                 OF TOTAL DAYS
                             -----------------------------  -----------------------------
                                 RYDEX          RYDEX           RYDEX         RYDEX
                                 2X S&P     INVERSE 2X S&P      2X S&P     INVERSE 2X S&P
PREMIUM/                     SELECT SECTOR  SELECT SECTOR   SELECT SECTOR  SELECT SECTOR
DISCOUNT                      HEALTH CARE    HEALTH CARE     HEALTH CARE    HEALTH CARE
RANGE                             ETF            ETF             ETF            ETF
---------------------------  -------------  --------------  -------------  --------------
BETWEEN 10.01% AND 30%             1              3                  0.70%           2.10%
BETWEEN 8.01% AND 10%              2              3                  1.40%           2.10%
BETWEEN 3.01% AND 8%              16             21                 11.19%          14.69%
BETWEEN 1.01% AND 3%              26             21                 18.17%          14.69%
BETWEEN 0.51% AND 1%              12              6                  8.39%           4.20%
BETWEEN 0.26% AND 0.5%             4              1                  2.80%           0.70%
BETWEEN 0.25% AND 0%              17              9                 11.88%           6.29%
BETWEEN -0.01% AND -0.25%         20              7                 14.00%           4.90%
BETWEEN -0.26% AND -0.5%           6              6                  4.20%           4.20%
BETWEEN -0.51% AND -1%             5             14                  3.50%           9.77%
BETWEEN -1.01% AND -3%            26             27                 18.17%          18.88%
BETWEEN -3.01% AND -8%             6             18                  4.20%          12.58%
BETWEEN -8.01% AND -10%            1              1                  0.70%           0.70%
BETWEEN -10.01% AND -30%           1              6                  0.70%           4.20%
                             -------        -------         -------------  --------------
TOTAL                            143            143                   100%            100%

78

                                                                     PERCENTAGE
                                    NUMBER OF DAYS                  OF TOTAL DAYS
                             -----------------------------  -----------------------------
                                 RYDEX          RYDEX           RYDEX          RYDEX
                                 2X S&P     INVERSE 2X S&P      2X S&P     INVERSE 2X S&P
PREMIUM/                     SELECT SECTOR  SELECT SECTOR   SELECT SECTOR  SELECT SECTOR
DISCOUNT                      TECHNOLOGY      TECHNOLOGY      TECHNOLOGY     TECHNOLOGY
RANGE                             ETF            ETF             ETF            ETF
---------------------------  -------------  --------------  -------------  --------------
BETWEEN 10.01% AND 30%             4              1                  2.80%           0.70%
BETWEEN 8.01% AND 10%              0              1                  0.00%           0.70%
BETWEEN 3.01% AND 8%              21             22                 14.69%          15.37%
BETWEEN 1.01% AND 3%              21             34                 14.69%          23.78%
BETWEEN 0.51% AND 1%               8             12                  5.59%           8.39%
BETWEEN 0.26% AND 0.5%             6              8                  4.20%           5.59%
BETWEEN 0.25% AND 0%              15             12                 10.48%           8.39%
BETWEEN -0.01% AND -0.25%         11              6                  7.69%           4.20%
BETWEEN -0.26% AND -0.5%           8              5                  5.59%           3.50%
BETWEEN -0.51% AND -1%            12              7                  8.39%           4.90%
BETWEEN -1.01% AND -3%            21             21                 14.69%          14.69%
BETWEEN -3.01% AND -8%            12             13                  8.39%           9.09%
BETWEEN -8.01% AND -10%            2              0                  1.40%           0.00%
BETWEEN -10.01% AND -30%           2              0                  1.40%           0.00%
LESS THAN -30.01%                  0              1                  0.00%           0.70%
                             -------        -------         -------------  --------------
TOTAL                            143            143                   100%            100%

                                                                   PROSPECTUS 79

II. TOTAL RETURN INFORMATION

The following tables present information about the total return of each Fund's Underlying Index and the total return of each Fund. The information presented for the Funds is for the period ended October 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the Market Price per share of each Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since a Fund's shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

80

                              RYDEX 2X S&P 500 ETF(1)
----------------------------------------------------------------------------------
                                                               CUMULATIVE
          AVERAGE ANNUAL TOTAL RETURNS                        TOTAL RETURNS
----------------------------------------------------   ---------------------------
      YEAR ENDED                   INCEPTION                    INCEPTION
       10/31/08                   TO 10/31/08                 TO 10/31/08
----------------------   ---------------------------   ---------------------------
               S&P 500                       S&P 500                       S&P 500
NAV   Market    Index      NAV      Market    Index      NAV     Market     Index
---   ------   -------   -------   -------   -------   -------   -------   -------
N/A    N/A       N/A     -63.37%   -63.47%   -34.43%   -62.68%   -62.77%   -34.43%

                         RYDEX INVERSE 2X S&P 500 ETF(1)
----------------------------------------------------------------------------------
                                                               CUMULATIVE
          AVERAGE ANNUAL TOTAL RETURNS                        TOTAL RETURNS
----------------------------------------------------   ---------------------------
      YEAR ENDED                   INCEPTION                    INCEPTION
       10/31/08                   TO 10/31/08                 TO 10/31/08
----------------------   ---------------------------   ---------------------------
               S&P 500                       S&P 500                       S&P 500
NAV   Market    Index      NAV      Market    Index      NAV     Market     Index
---   ------   -------   -------   -------   -------   -------   -------   -------
N/A     N/A      N/A      79.14%    80.80%   -34.43%   78.27%    79.92%    -34.43%

                              RYDEX 2X S&P MIDCAP 400 ETF(1)
------------------------------------------------------------------------------------------
                                                                       CUMULATIVE
          AVERAGE ANNUAL TOTAL RETURNS                               TOTAL RETURNS
----------------------------------------------------------   -----------------------------
      YEAR ENDED                    INCEPTION                          INCEPTION
       10/31/08                    TO 10/31/08                        TO 10/31/08
-------------------------   ------------------------------   -----------------------------
               S&P MidCap                       S&P MidCap                      S&P MidCap
NAV   Market    400 Index      NAV    Market    400 Index     NAV      Market   400 Index
---   ------   ----------   -------   -------   ----------   -------  -------   ----------
N/A     N/A      N/A        -63.81%   -64.22%   -34.96%      -63.12%  -63.52%    -34.96%

                     RYDEX INVERSE 2X S&P MIDCAP 400 ETF(1)
------------------------------------------------------------------------------------------
                                                                       CUMULATIVE
          AVERAGE ANNUAL TOTAL RETURNS                               TOTAL RETURNS
----------------------------------------------------------   -----------------------------
      YEAR ENDED                    INCEPTION                          INCEPTION
       10/31/08                    TO 10/31/08                        TO 10/31/08
-------------------------   ------------------------------   -----------------------------
               S&P MidCap                       S&P MidCap                      S&P MidCap
NAV   Market   400 Index       NAV    Market    400 Index     NAV      Market   400 Index
---   ------   ----------   -------   -------   ----------   ------   -------   ----------
N/A     N/A       N/A        79.77%    79.73%     -34.96%    78.90%    78.86%    -34.96%

(1) Total returns for the period since inception are calculated from the inception date of the Rydex ETF (November 5, 2007).

                                                                   PROSPECTUS 81

                                       RYDEX 2X RUSSELL 2000(R) ETF(1)
---------------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                                    TOTAL RETURNS
--------------------------------------------------------------------   ----------------------------------
          YEAR ENDED                            INCEPTION                          INCEPTION
           10/31/08                            TO 10/31/08                        TO 10/31/08
------------------------------    ----------------------------------   ----------------------------------
               Russell 2000(R)                       Russell 2000(R)                      Russell 2000(R)
NAV   Market        Index           NAV     Market        Index          NAV    Market         Index
---   ------   ---------------    -------  -------   ---------------   -------  -------   ---------------
N/A     N/A          N/A          -60.45%  -60.88%        -31.67%      -59.79%  -60.22%      -31.67%

                                   RYDEX INVERSE 2X RUSSELL 2000(R) ETF(1)
---------------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                                    TOTAL RETURNS
--------------------------------------------------------------------   ----------------------------------
          YEAR ENDED                            INCEPTION                          INCEPTION
           10/31/08                            TO 10/31/08                        TO 10/31/08
------------------------------    ----------------------------------   ----------------------------------
               Russell 2000(R)                       Russell 2000(R)                      Russell 2000(R)
NAV   Market        Index           NAV     Market        Index          NAV    Market         Index
---   ------   ---------------    ------   -------   ---------------   ------   -------   ---------------
N/A     N/A         N/A           49.33%    50.72%       -31.67%       48.79%    50.17%       -31.67%

                               RYDEX 2X S&P SELECT SECTOR ENERGY ETF(2)
---------------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                                    TOTAL RETURNS
----------------------------------------------------------------------   ----------------------------------
          YEAR ENDED                              INCEPTION                          INCEPTION
           10/31/08                              To 10/31/08                        TO 10/31/08
------------------------------    ------------------------------------   ----------------------------------
                 S&P Select                              S&P Select                           S&P Select
                Sector Energy                          Sector Energy                        Sector Energy
NAV   Market        Index           NAV       Market        Index          NAV     Market        Index
---   ------   ---------------    --------   --------  ---------------   -------   -------  ---------------
N/A    N/A           N/A          -186.68%   -187.09%      -42.38%       -72.94%   -73.10%      -42.38%

(1) Total returns for the period since inception are calculated from the inception date of the Rydex ETF (November 5, 2007).

(2) Total returns for the period since inception are calculated from the inception date of the Rydex Select Sector ETF (June 10, 2008).

82

                       RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF(2)
---------------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                                    TOTAL RETURNS
--------------------------------------------------------------------   ----------------------------------
          YEAR ENDED                            INCEPTION                          INCEPTION
           10/31/08                            TO 10/31/08                        TO 10/31/08
------------------------------    ----------------------------------   ----------------------------------
                 S&P Select                            S&P Select                           S&P Select
                Sector Energy                        Sector Energy                        Sector Energy
NAV   Market        Index           NAV     Market        Index          NAV     Market        Index
---   ------   ---------------    ------   --------  ---------------   -------   -------  ---------------
N/A     N/A         N/A           127.34%   130.37%      -42.38%        49.75%    50.94%      -42.38%

                        RYDEX 2X S&P SELECT SECTOR FINANCIALS ETF(2)
---------------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                                    TOTAL RETURNS
--------------------------------------------------------------------   ----------------------------------
          YEAR ENDED                            INCEPTION                          INCEPTION
           10/31/08                            TO 10/31/08                        TO 10/31/08
------------------------------    ----------------------------------   ----------------------------------
                  S&P Select                            S&P Select                          S&P Select
                    Sector                               Sector                               Sector
                  Financials                           Financials                           Financials
NAV   Market        Index           NAV     Market        Index          NAV     Market        Index
---   ------   ---------------    -------  --------  ---------------   -------   -------  ---------------
N/A    N/A           N/A          -165.12%  -166.27%      -31.56%       -64.51%  -64.96%      -31.56%

                        RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIALS ETF(2)
---------------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                                    TOTAL RETURNS
--------------------------------------------------------------------   ----------------------------------
          YEAR ENDED                            INCEPTION                          INCEPTION
           10/31/08                            TO 10/31/08                        TO 10/31/08
------------------------------    ----------------------------------   ----------------------------------
                  S&P Select                            S&P Select                          S&P Select
                    Sector                               Sector                               Sector
                  Financials                           Financials                           Financials
NAV   Market        Index           NAV     Market        Index          NAV     Market        Index
---   ------   ---------------    -------  --------  ---------------   -------   -------  ---------------
N/A    N/A           N/A           -10.73%  -2.67%       -31.56%        -4.19%    -1.04%       -31.56%

                           RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF(2)
---------------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                                    TOTAL RETURNS
--------------------------------------------------------------------   ----------------------------------
          YEAR ENDED                            INCEPTION                          INCEPTION
           10/31/08                            TO 10/31/08                        TO 10/31/08
------------------------------    ----------------------------------   ----------------------------------
                  S&P Select                            S&P Select                          S&P Select
                    Sector                               Sector                               Sector
                 Health Care                           Health Care                          Health Care
NAV   Market        Index           NAV     Market        Index          NAV     Market        Index
---   ------   ---------------    -------  --------  ---------------   -------   -------  ---------------
N/A    N/A          N/A           -75.08%   -77.26%      -13.81%       -29.33%   -30.18%      -13.81%

(2) Total returns for the period since inception are calculated from the inception date of the Rydex Select Sector ETF (June 10, 2008).

                                                                   PROSPECTUS 83

                        RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF(2)
---------------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                                    TOTAL RETURNS
--------------------------------------------------------------------   ----------------------------------
          YEAR ENDED                            INCEPTION                          INCEPTION
           10/31/08                            TO 10/31/08                        TO 10/31/08
------------------------------    ----------------------------------   ----------------------------------
                  S&P Select                            S&P Select                          S&P Select
                    Sector                               Sector                               Sector
                 Health Care                           Health Care                          Health Care
NAV   Market        Index           NAV     Market        Index          NAV     Market        Index
---   ------   ---------------    -------  --------  ---------------   -------   -------  ---------------
N/A    N/A           N/A          30.80%    34.34%       -13.81%       12.04%    13.42%        -13.81%

                          RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF(2)
---------------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                                    TOTAL RETURNS
---------------------------------------------------------------------  ----------------------------------
          YEAR ENDED                             INCEPTION                          INCEPTION
           10/31/08                             TO 10/31/08                        TO 10/31/08
------------------------------    -----------------------------------  ----------------------------------
                  S&P Select                             S&P Select                          S&P Select
                    Sector                                Sector                               Sector
                  Technology                            Technology                          Technology
NAV   Market        Index           NAV      Market        Index          NAV     Market        Index
---   ------   ---------------    --------  --------  ---------------  -------   -------  ---------------
N/A    N/A           N/A          -149.38%  -150.72%       -32.72%      -58.36%   -58.89%      -32.72%

                        RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF(2)
---------------------------------------------------------------------------------------------------------
                                                                                   CUMULATIVE
                 AVERAGE ANNUAL TOTAL RETURNS                                    TOTAL RETURNS
--------------------------------------------------------------------   ----------------------------------
          YEAR ENDED                            INCEPTION                          INCEPTION
           10/31/08                            TO 10/31/08                        TO 10/31/08
------------------------------    ----------------------------------   ----------------------------------
                  S&P Select                            S&P Select                          S&P Select
                    Sector                               Sector                               Sector
                  Technology                           Technology                           Technology
NAV   Market        Index           NAV     Market        Index          NAV     Market        Index
---   ------   ---------------    -------  --------  ---------------   -------   -------  ---------------
N/A     N/A          N/A          186.29%   180.92%     -32.72%         72.79%    70.69%      -32.72%

(2) Total returns for the period since inception are calculated from the inception date of the Rydex Select Sector ETF (June 10, 2008).

84

ADDITIONAL INFORMATION


Additional and more detailed information about the Funds is included in the SAI dated March 1, 2009. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by emailing the SEC at the following address: publicinfo@sec.gov.


You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or 301.296.5100, visiting the Rydex web site at www.rydexinvestments.com, or writing to Rydex ETF Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-21261.

                                                                   PROSPECTUS 85

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

86

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

[RYDEX INVESTMEMTS LOGO]


        9601 Blackwell Road - Suite 500 - Rockville, MD 20850
        800.820.0888 - www.rydexinvestments.com


        ETFLI-1-0309x0310

                                                                 RYDEX ETF TRUST
                                                                   MARCH 1, 2009

BROAD MARKET ETFs
Rydex Inverse S&P 500 ETF
Rydex 2x S&P 500 Growth ETF
Rydex Inverse S&P 500 Growth ETF
Rydex Inverse 2x S&P 500 Growth ETF
Rydex 2x S&P 500 Value ETF
Rydex Inverse S&P 500 Value ETF
Rydex Inverse 2x S&P 500 Value ETF
Rydex Inverse S&P MidCap 400 ETF
Rydex 2x S&P MidCap 400 Growth ETF
Rydex Inverse S&P MidCap 400 Growth ETF
Rydex Inverse 2x S&P MidCap 400 Growth ETF
Rydex 2x S&P MidCap 400 Value ETF
Rydex Inverse S&P MidCap 400 Value ETF
Rydex Inverse 2x S&P MidCap 400 Value ETF
Rydex 2x S&P SmallCap 600 ETF
Rydex Inverse S&P SmallCap 600 ETF
Rydex Inverse 2x S&P SmallCap 600 ETF
Rydex 2x S&P SmallCap 600 Growth ETF
Rydex Inverse S&P SmallCap 600 Growth ETF
Rydex Inverse 2x S&P SmallCap 600 Growth ETF
Rydex 2x S&P SmallCap 600 Value ETF
Rydex Inverse S&P SmallCap 600 Value ETF
Rydex Inverse 2x S&P SmallCap 600 Value ETF
Rydex 2x NASDAQ 100 ETF
Rydex Inverse NASDAQ 100 ETF
Rydex Inverse 2x NASDAQ 100 ETF
Rydex 2x Russell 1000(R) ETF
Rydex Inverse Russell 1000(R) ETF
Rydex Inverse 2x Russell 1000(R) ETF
Rydex 2x Russell 1000(R) Growth ETF
Rydex Inverse Russell 1000(R) Growth ETF
Rydex Inverse 2x Russell 1000(R) Growth ETF
Rydex 2x Russell 1000(R) Value ETF
Rydex Inverse Russell 1000(R) Value ETF
Rydex Inverse 2x Russell 1000(R) Value ETF
Rydex 2x Russell MidCap(R) ETF
Rydex Inverse Russell MidCap(R) ETF
Rydex Inverse 2x Russell MidCap(R) ETF
Rydex 2x Russell MidCap(R) Growth ETF
Rydex Inverse Russell MidCap(R) Growth ETF
Rydex Inverse 2x Russell MidCap(R) Growth ETF
Rydex 2x Russell MidCap(R) Value ETF
Rydex Inverse Russell MidCap(R) Value ETF
Rydex Inverse 2x Russell MidCap(R) Value ETF
Rydex Inverse Russell 2000(R) ETF
Rydex 2x Russell 2000(R) Growth ETF
Rydex Inverse Russell 2000(R) Growth ETF
Rydex Inverse 2x Russell 2000(R) Growth ETF
Rydex 2x Russell 2000(R) Value ETF
Rydex Inverse Russell 2000(R) Value ETF
Rydex Inverse 2x Russell 2000(R) Value ETF
Rydex 2x Russell 3000(R) ETF
Rydex Inverse Russell 3000(R) ETF
Rydex Inverse 2x Russell 3000(R) ETF
Rydex 2x Russell 3000(R) Growth ETF
Rydex Inverse Russell 3000(R) Growth ETF
Rydex Inverse 2x Russell 3000(R) Growth ETF
Rydex 2x Russell 3000(R) Value ETF
Rydex Inverse Russell 3000(R) Value ETF
Rydex Inverse 2x Russell 3000 Value ETF

SECTOR ETFs
Rydex 2x NASDAQ Biotech ETF
Rydex Inverse NASDAQ Biotech ETF
Rydex Inverse 2x NASDAQ Biotech ETF
Rydex 2x S&P Select Sector Consumer Discretionary ETF
Rydex Inverse Consumer Discretionary ETF
Rydex Inverse 2x S&P Select Sector Consumer Discretionary ETF
Rydex 2x S&P Select Sector Consumer Staples ETF
Rydex Inverse Consumer Staples ETF
Rydex Inverse 2x S&P Select Sector Consumer Staples ETF
Rydex Inverse Energy ETF
Rydex Inverse Financials ETF
Rydex Inverse Health Care ETF
Rydex 2x S&P Select Sector Industrials ETF
Rydex Inverse Industrials ETF
Rydex Inverse 2x S&P Select Sector Industrials ETF
Rydex 2x S&P Select Sector Materials ETF
Rydex Inverse Materials ETF
Rydex Inverse 2x S&P Select Sector Materials ETF
Rydex Inverse Technology ETF
Rydex 2x S&P Select Sector Utilities ETF
Rydex Inverse Utilities ETF
Rydex Inverse 2x S&P Select Sector Utilities ETF

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
RYDEX ETF TRUST OVERVIEW ................................................     1
COMMON RISK/RETURN INFORMATION ..........................................     3
BROAD MARKET ETFS
   RYDEX INVERSE S&P 500 ETF ............................................     5
   RYDEX 2x S&P 500 GROWTH ETF ..........................................     6
   RYDEX INVERSE S&P 500 GROWTH ETF .....................................     7
   RYDEX INVERSE 2x S&P 500 GROWTH ETF ..................................     8
   RYDEX 2x S&P 500 VALUE ETF ...........................................    10
   RYDEX INVERSE S&P 500 VALUE ETF ......................................    11
   RYDEX INVERSE 2x S&P 500 VALUE ETF ...................................    12
   RYDEX INVERSE S&P MIDCAP 400 ETF .....................................    14
   RYDEX 2x S&P MIDCAP 400 GROWTH ETF ...................................    16
   RYDEX INVERSE S&P MIDCAP 400 GROWTH ETF ..............................    18
   RYDEX INVERSE 2x S&P MIDCAP 400 GROWTH ETF ...........................    20
   RYDEX 2x S&P MIDCAP 400 VALUE ETF ....................................    22
   RYDEX INVERSE S&P MIDCAP 400 VALUE ETF ...............................    24
   RYDEX INVERSE 2x S&P MIDCAP 400 VALUE ETF ............................    26
   RYDEX 2x S&P SMALLCAP 600 ETF ........................................    28
   RYDEX INVERSE S&P SMALLCAP 600 ETF ...................................    30
   RYDEX INVERSE 2x S&P SMALLCAP 600 ETF ................................    32
   RYDEX 2x SMALLCAP 600 GROWTH ETF .....................................    34
   RYDEX INVERSE S&P SMALLCAP 600 GROWTH ETF ............................    36
   RYDEX INVERSE 2x S&P SMALLCAP 600 GROWTH ETF .........................    38
   RYDEX 2x S&P SMALLCAP 600 VALUE ETF ..................................    40
   RYDEX INVERSE S&P SMALLCAP 600 VALUE ETF .............................    42
   RYDEX INVERSE 2x S&P SMALLCAP 600 VALUE ETF ..........................    44
   RYDEX 2x NASDAQ 100 ETF ..............................................    46
   RYDEX INVERSE NASDAQ 100 ETF .........................................    48
   RYDEX INVERSE 2x NASDAQ 100 ..........................................    50
   RYDEX 2x RUSSELL 1000(R) ETF .........................................    52

                                TABLE OF CONTENTS
                                   (continued)


                                                                            PAGE
                                                                            ----
   RYDEX INVERSE RUSSELL 1000(R) ETF ....................................    53
   RYDEX INVERSE 2x RUSSELL 1000(R) ETF .................................    54
   RYDEX 2x RUSSELL 1000(R) GROWTH ETF ..................................    56
   RYDEX INVERSE RUSSELL 1000(R) GROWTH ETF .............................    57
   RYDEX INVERSE 2x RUSSELL 1000(R) GROWTH ETF ..........................    58
   RYDEX 2x RUSSELL 1000(R) VALUE ETF ...................................    60
   RYDEX INVERSE RUSSELL 1000(R) VALUE ETF ..............................    61
   RYDEX INVERSE 2x RUSSELL 1000(R) VALUE ETF ...........................    62
   RYDEX 2x RUSSELL MIDCAP(R) ETF .......................................    64
   RYDEX INVERSE RUSSELL MIDCAP(R) ETF ..................................    66
   RYDEX INVERSE 2x RUSSELL MIDCAP(R) ETF ...............................    68
   RYDEX 2x RUSSELL MIDCAP(R) GROWTH ETF ................................    70
   RYDEX INVERSE RUSSELL MIDCAP(R) GROWTH ETF ...........................    72
   RYDEX INVERSE 2x RUSSELL MIDCAP(R) GROWTH ETF ........................    74
   RYDEX 2x RUSSELL MIDCAP(R) VALUE ETF .................................    76
   RYDEX INVERSE RUSSELL MIDCAP(R) VALUE ETF ............................    78
   RYDEX INVERSE 2x RUSSELL MIDCAP(R) VALUE ETF .........................    80
   RYDEX INVERSE RUSSELL 2000(R) ETF ....................................    82
   RYDEX 2x RUSSELL 2000(R) GROWTH ETF ..................................    84
   RYDEX INVERSE RUSSELL 2000(R) GROWTH ETF .............................    86
   RYDEX INVERSE 2x RUSSELL 2000(R) GROWTH ETF ..........................    88
   RYDEX 2x RUSSELL 2000(R) VALUE ETF ...................................    90
   RYDEX INVERSE RUSSELL 2000(R) VALUE ETF ..............................    92
   RYDEX INVERSE 2x RUSSELL 2000(R) VALUE ETF ...........................    94
   RYDEX 2x RUSSELL 3000(R) ETF .........................................    96
   RYDEX INVERSE RUSSELL 3000(R) ETF ....................................    97
   RYDEX INVERSE 2x RUSSELL 3000(R) ETF .................................    98
   RYDEX 2x RUSSELL 3000(R) GROWTH ETF ..................................   100
   RYDEX INVERSE RUSSELL 3000(R) GROWTH ETF .............................   101
   RYDEX INVERSE 2x RUSSELL 3000(R) GROWTH ETF ..........................   102

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----

   RYDEX 2x RUSSELL 3000(R) VALUE ETF ...................................   104
   RYDEX INVERSE RUSSELL 3000(R) VALUE ETF ..............................   105
   RYDEX INVERSE 2x RUSSELL 3000(R) VALUE ETF ...........................   106
SECTOR ETFs
   RYDEX 2x NASDAQ BIOTECH ETF ..........................................   108
   RYDEX INVERSE NASDAQ BIOTECH ETF .....................................   110
   RYDEX INVERSE 2x NASDAQ BIOTECH ETF ..................................   112
   RYDEX 2x S&P SELECT SECTOR CONSUMER DISCRETIONARY ETF ................   114
   RYDEX INVERSE CONSUMER DISCRETIONARY ETF .............................   116
   RYDEX INVERSE 2x S&P SELECT SECTOR CONSUMER DISCRETIONARY ETF ........   117
   RYDEX 2x S&P SELECT SECTOR CONSUMER STAPLES ETF ......................   119
   RYDEX INVERSE CONSUMER STAPLES ETF ...................................   121
   RYDEX INVERSE 2x S&P SELECT SECTOR CONSUMER STAPLES ETF ..............   122
   RYDEX INVERSE ENERGY ETF .............................................   124
   RYDEX INVERSE FINANCIALS ETF .........................................   125
   RYDEX INVERSE HEALTH CARE ETF ........................................   127
   RYDEX 2x S&P SELECT SECTOR INDUSTRIALS ETF ...........................   128
   RYDEX INVERSE INDUSTRIALS ETF ........................................   130
   RYDEX INVERSE 2x S&P SELECT SECTOR INDUSTRIALS ETF ...................   132
   RYDEX 2x S&P SELECT SECTOR MATERIALS ETF .............................   134
   RYDEX INVERSE MATERIALS ETF ..........................................   136
   RYDEX INVERSE 2x S&P SELECT SECTOR MATERIALS ETF .....................   137
   RYDEX INVERSE TECHNOLOGY ETF .........................................   139
   RYDEX 2x S&P SELECT SECTOR UTILITIES ETF .............................   141
   RYDEX INVERSE UTILITIES ETF ..........................................   143
   RYDEX INVERSE 2x S&P SELECT SECTOR UTILITIES ETF .....................   145
FEES AND EXPENSES OF THE FUNDS ..........................................   147
MORE INFORMATION ABOUT THE FUNDS ........................................   149
BENCHMARKS AND INVESTMENT METHODOLOGY ...................................   149

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----

SHAREHOLDER INFORMATION .................................................   164
DISTRIBUTION PLAN .......................................................   168
DIVIDENDS AND DISTRIBUTIONS .............................................   169
TAX INFORMATION .........................................................   169
MANAGEMENT OF THE FUNDS .................................................   171
INDEX PUBLISHERS INFORMATION ............................................   173
ADDITIONAL INFORMATION ..................................................   175

                                 RYDEX ETF TRUST
            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
                          800.820.0888 - 301.296.5100 -
                            WWW.RYDEXINVESTMENTS.COM

Rydex ETF Trust (the "Trust") is an investment company offering a number of professionally managed investment portfolios. This Prospectus describes shares of certain of the Rydex Leveraged and Inverse ETF Series (each a "Fund" and collectively, the "Funds"), which are grouped into the following categories. The Funds are advised by PADCO Advisors II, Inc., which operates under the name Rydex Investments ("Rydex" or the "Advisor").

BROAD MARKET ETFs

Rydex Inverse S&P 500 ETF, Rydex 2x S&P 500 Growth ETF, Rydex Inverse S&P 500 Growth ETF, Rydex Inverse 2x S&P 500 Growth ETF, Rydex 2x S&P 500 Value ETF, Rydex Inverse S&P 500 Value ETF, Rydex Inverse 2x S&P 500 Value ETF, Rydex Inverse S&P MidCap 400 ETF, Rydex 2x S&P MidCap 400 Growth ETF, Rydex Inverse S&P MidCap 400 Growth ETF, Rydex Inverse 2x S&P MidCap 400 Growth ETF, Rydex 2x S&P MidCap 400 Value ETF, Rydex Inverse S&P MidCap 400 Value ETF, Rydex Inverse 2x S&P MidCap 400 Value ETF, Rydex 2x S&P SmallCap 600 ETF, Rydex Inverse S&P SmallCap 600 ETF, Rydex Inverse 2x S&P SmallCap 600 ETF, Rydex 2x S&P SmallCap 600 Growth ETF, Rydex Inverse S&P SmallCap 600 Growth ETF, Rydex Inverse 2x S&P SmallCap 600 Growth ETF, Rydex 2x S&P SmallCap 600 Value ETF, Rydex Inverse S&P SmallCap 600 Value ETF, Rydex Inverse 2x S&P SmallCap 600 Value ETF, Rydex 2x NASDAQ 100 ETF, Rydex Inverse NASDAQ 100 ETF, Rydex Inverse 2x NASDAQ 100 ETF, Rydex 2x Russell 1000(R) ETF, Rydex Inverse Russell 1000(R) ETF, Rydex Inverse 2x Russell 1000(R) ETF, Rydex 2x Russell 1000(R) Growth ETF, Rydex Inverse Russell 1000(R) Growth ETF, Rydex Inverse 2x Russell 1000(R) Growth ETF, Rydex 2x Russell 1000(R) Value ETF, Rydex Inverse Russell 1000(R) Value ETF, Rydex Inverse 2x Russell 1000(R) Value ETF, Rydex 2x Russell MidCap(R) ETF, Rydex Inverse MidCap(R) ETF, Rydex Inverse 2x Russell MidCap(R) ETF, Rydex 2x Russell MidCap(R) Growth ETF, Rydex Inverse Russell MidCap(R) Growth ETF, Rydex Inverse 2x Russell MidCap(R) Growth ETF, Rydex 2x Russell MidCap(R) Value ETF, Rydex Inverse Russell MidCap(R) Value ETF, Rydex Inverse 2x Russell MidCap(R) Value ETF, Rydex Inverse Russell 2000(R) ETF, Rydex 2x Russell 2000(R) Growth ETF, Rydex Inverse Russell 2000(R) Growth ETF, Rydex Inverse 2x Russell 2000(R) Growth ETF, Rydex 2x Russell 2000(R) Value ETF, Rydex Inverse Russell 2000(R) Value ETF, Rydex Inverse 2x Russell 2000(R) Value ETF, Rydex 2x Russell 3000(R) ETF, Rydex Inverse Russell 3000(R) ETF, Rydex Inverse 2x Russell 3000(R) ETF, Rydex 2x Russell 3000(R) Growth ETF, Rydex Inverse Russell 3000(R) Growth ETF, Rydex Inverse 2x Russell 3000(R) Growth ETF, Rydex 2x Russell 3000(R) Value ETF, Rydex Inverse Russell 3000(R) Value ETF, and Rydex Inverse 2x Russell 3000(R) Value ETF.


SECTOR ETFs - Rydex 2x NASDAQ Biotech ETF, Rydex Inverse NASDAQ Biotech ETF, Rydex Inverse 2x NASDAQ Biotech ETF, Rydex 2x S&P Select Sector Consumer Discretionary ETF, Rydex Inverse Consumer Discretionary ETF, Rydex Inverse 2x S&P Select Sector Consumer Discretionary ETF, Rydex 2x S&P Select Sector Consumer Staples ETF, Rydex Inverse Consumer Staples ETF, Rydex Inverse 2x S&P Select Sector Consumer Staples ETF, Rydex Inverse Energy ETF, Rydex Inverse Financials ETF, Rydex Inverse Health Care ETF, Rydex 2x S&P Select Sector Industrials ETF, Rydex Inverse Industrials ETF, Rydex Inverse 2x S&P Select Sector Industrials ETF, Rydex 2x S&P Select Sector Materials ETF, Rydex Inverse Materials ETF, Rydex Inverse 2x S&P Select Sector Materials ETF, Rydex Inverse Technology ETF, Rydex 2x S&P Select Sector Utilities ETF, Rydex Inverse Utilities ETF, and Rydex Inverse 2x S&P Select Sector Utilities ETF.

When available, shares of the Funds will be listed for trading on the [NYSE Arca, Inc.] (the "Exchange"). Market prices for a Fund's shares may be different from its net asset value per share ("NAV"). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, or multiples thereof, called a "Creation Unit." Creation Units of a Leveraged Fund are issued and redeemed principally in-kind for securities included in the Fund's underlying index. Creation Units of an Inverse Fund are issued and redeemed for cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit. For a more detailed discussion, see the "Creations and Redemptions" section herein. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES.

COMMON RISK / RETURN INFORMATION

INVESTMENT OBJECTIVES

Each Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. Each benchmark is a multiple, inverse, or inverse multiple of the performance of a particular index (each an "Underlying Index"). The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

DERIVATIVES RISK - The Funds may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their respective investment objectives. The use of such derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds' inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when a Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Funds may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Funds' portfolio, the ability of the Funds to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK - Due to market conditions, the value of the Funds' investments in securities and derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Funds to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds may enter into swap agreements, including but not limited to equity index or interest rate swap agreements, for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Funds will not enter into any swap agreement unless the agreement involves risks that are different from those associated with ordinary portfolio securities transactions. The Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Funds may enter into swap agreements with a limited number of counterparties, which may increase the Funds' exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

TRACKING ERROR RISK - Tracking error risk refers to the risk that the Funds' investment adviser, Rydex Investments (the "Advisor") may not be able to cause the Funds' performance to match that of the Funds' benchmarks, either on a daily or aggregate basis. In addition because the Funds are tracking the performance of their respective benchmarks on a daily basis, mathematical compounding may prevent the Funds from correlating with the monthly, quarterly, annual or other period performance of their benchmarks. Tracking error may cause the Funds' performance to be less than you expect.

TRADING RISK

- ABSENCE OF PRIOR ACTIVE MARKET - Although the Funds' shares are listed on the Exchange, there can be no assurance that an active trading market for the shares will develop or be maintained.

- SHARES MAY TRADE AT PRICES OTHER THAN NAV - Shares may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Funds' holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for the Funds depending on the Funds' trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to the Funds' shares trading at a premium or a discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

RYDEX INVERSE S&P 500 ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse S&P 500 ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500 Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.)

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse S&P 500 ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse S&P 500 ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P 500 GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P 500 Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500/Citigroup Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the S&P 500/Citigroup Growth Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P 500 Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x S&P 500 Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE S&P 500 GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse S&P 500 Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500/Citigroup Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse S&P 500 Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse S&P 500 Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P 500 GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P 500 Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500/Citigroup Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P 500 Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x S&P 500 Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P 500 VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P 500 Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500/Citigroup Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the S&P 500/Citigroup Value Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P 500 Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x S&P 500 Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE S&P 500 VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse S&P 500 Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500/Citigroup Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse S&P 500 Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse S&P 500 Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P 500 VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P 500 Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500/Citigroup Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P 500 Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x S&P 500 Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE S&P MIDCAP 400 ETF (XXX)

FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse S&P MidCap 400 ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse S&P MidCap 400 ETF is subject to a number of other risks that may affect the value of its shares, including:

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse S&P MidCap 400 ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P MIDCAP 400 GROWTH ETF (XXX)

FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P MidCap 400 Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P MidCap 400/Citigroup Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the S&P MidCap 400/Citigroup Growth Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P MidCap 400 Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x S&P MidCap 400 Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE S&P MIDCAP 400 GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse S&P MidCap 400 Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P Midcap 400/Citigroup Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse S&P MidCap 400 Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse S&P MidCap 400 Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P MIDCAP 400 GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P MidCap 400 Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the S&P MidCap 400/Citigroup Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P MidCap 400 Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x S&P MidCap 400 Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P MIDCAP 400 VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P MidCap 400 Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P MidCap 400/Citigroup Value Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the S&P MidCap 400/Citigroup Value Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P MidCap 400 Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x S&P MidCap 400 Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE S&P MIDCAP 400 VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse S&P MidCap 400 Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400/Citigroup Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse S&P MidCap 400 Value ETF is subject to a number of other risks that may affect the value of its shares, including:

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse S&P MidCap 400 Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P MIDCAP 400 VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P MidCap 400 Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the S&P MidCap 400/Citigroup Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P MidCap 400 Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x S&P MidCap 400 Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P SMALLCAP 600 ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P SmallCap 600 ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P SmallCap 600 Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the S&P SmallCap 600 Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P SmallCap 600 ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x S&P SmallCap 600 ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE S&P SMALLCAP 600 ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse S&P SmallCap 600 ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P SmallCap 600 Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse S&P SmallCap 600 ETF is subject to a number of other risks that may affect the value of its shares, including:

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse S&P SmallCap 600 ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P SMALLCAP 600 ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P SmallCap 600 ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the S&P SmallCap 600 Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P SmallCap 600 ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse 2x S&P SmallCap 600 ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P SMALLCAP 600 GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P SmallCap 600 Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P SmallCap 600/Citigroup Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the S&P SmallCap 600/Citigroup Growth Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P SmallCap 600 Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x S&P SmallCap 600 Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE S&P SMALLCAP 600 GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse S&P SmallCap 600 Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P SmallCap 600/Citigroup Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse S&P SmallCap 600 Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse S&P SmallCap 600 Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P SMALLCAP 600 GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P SmallCap 600 Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the S&P SmallCap 600/Citigroup Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P SmallCap 600 Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse 2x S&P SmallCap 600 Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P SMALLCAP 600 VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P SmallCap 600 Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P SmallCap 600/Citigroup Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the S&P SmallCap 600/Citigroup Value Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P SmallCap 600 Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x S&P SmallCap 600 Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE S&P SMALLCAP 600 VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse S&P SmallCap 600 Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P SmallCap 600/Citigroup Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse S&P SmallCap 600 Value ETF is subject to a number of other risks that may affect the value of its shares, including:

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse S&P SmallCap 600 Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P SMALLCAP 600 VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P SmallCap 600 Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the S&P SmallCap 600/Citigroup Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P SmallCap 600 Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse 2x S&P SmallCap 600 Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X NASDAQ 100 ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x NASDAQ 100 ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ-100 Index(R) (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the NASDAQ-100 Index(R), but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x NASDAQ 100 ETF is subject to a number of other risks that may affect the value of its shares, including:

CONCENTRATION RISK - To the extent that the Underlying Index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x NASDAQ 100 ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE NASDAQ 100 ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse NASDAQ 100 ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index(R) (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse NASDAQ 100 ETF is subject to a number of other risks that may affect the value of its shares, including:

CONCENTRATION RISK - To the extent that the Underlying Index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse NASDAQ 100 ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X NASDAQ 100 ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x NASDAQ 100 ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the NASDAQ-100 Index(R) (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x NASDAQ 100 ETF is subject to a number of other risks that may affect the value of its shares, including:

CONCENTRATION RISK - To the extent that the Underlying Index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x NASDAQ 100 ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL 1000(R) ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell 1000(R) ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell 1000(R) Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell 1000(R) Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell 1000(R) ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x Russell 1000(R) ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL 1000(R) ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell 1000(R) ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 1000(R) Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell 1000(R) ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Russell 1000(R) ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL 1000(R) ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell 1000(R) ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell 1000(R) Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell 1000(R) ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x Russell 1000(R) ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL 1000(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell 1000(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell 1000(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell 1000(R) Growth Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell 1000(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x Russell 1000(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL 1000(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell 1000(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 1000(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell 1000(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Russell 1000(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL 1000(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell 1000(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell 1000(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell 1000(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x Russell 1000(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL 1000(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell 1000(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell 1000(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell 1000(R) Value Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell 1000(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x Russell 1000(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL 1000(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell 1000(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 1000(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell 1000(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Russell 1000(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL 1000(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell 1000(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell 1000(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell 1000(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x Russell 1000(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL MIDCAP(R) ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell MidCap(R) ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell MidCap(R) Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell MidCap(R) Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell MidCap(R) ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x Russell MidCap(R) ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL MIDCAP(R) ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell MidCap(R) ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell MidCap(R) Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell MidCap(R) ETF is subject to a number of other risks that may affect the value of its shares, including:

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Russell MidCap(R) ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL MIDCAP(R) ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell MidCap(R) ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell MidCap(R) Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell MidCap(R) ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x Russell MidCap(R) ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL MIDCAP(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell MidCap(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell MidCap(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell MidCap(R) Growth Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell MidCap(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x Russell MidCap(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL MIDCAP(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell MidCap(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell MidCap(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell MidCap(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Russell MidCap(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL MIDCAP(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell MidCap(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell MidCap(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell MidCap(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x Russell MidCap(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL MIDCAP(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell MidCap(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell MidCap(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell MidCap(R) Value Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell MidCap(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x Russell MidCap(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL MIDCAP(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell MidCap(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell MidCap(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell MidCap(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Russell MidCap(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL MIDCAP(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell MidCap(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell MidCap(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell MidCap(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x Russell MidCap(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL 2000(R) ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell 2000(R) ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 2000(R) Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell 2000(R) ETF is subject to a number of other risks that may affect the value of its shares, including:

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse Russell 2000(R) ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL 2000(R) GROWTH ETF (XXX)

FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell 2000(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell 2000(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell 2000(R) Growth Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell 2000(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x Russell 2000(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL 2000(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell 2000(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the of the Russell 2000(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell 2000(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse Russell 2000(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL 2000(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell 2000(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell 2000(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse 2x Russell 2000(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL 2000(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell 2000(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell 2000(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell 2000(R) Value Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell 2000(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x Russell 2000(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL 2000(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell 2000(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 2000(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell 2000(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse Russell 2000(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL 2000(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell 2000(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell 2000(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with medium and large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex Inverse 2x Russell 2000(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL 3000(R) ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell 3000(R) ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell 3000(R) Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell 3000(R) Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell 3000(R) ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x Russell 3000(R) ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL 3000(R) ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell 3000(R) ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 3000(R) Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell 3000(R) ETF is subject to a number of other risks that may affect the value of its shares, including:

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Russell 3000(R) ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL 3000(R) ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell 3000(R) ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell 3000(R) Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell 3000(R) ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x Russell 3000(R) ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL 3000(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell 3000(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell 3000(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell 3000(R) Growth Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell 3000(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MARKET SEGMENT RISK - The Fund is subject to the risk that growth stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x Russell 3000(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL 3000(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell 3000(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 3000(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell 3000(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that growth stocks may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Russell 3000(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL 3000(R) GROWTH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell 3000(R) Growth ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell 3000(R) Growth Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell 3000(R) Growth ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MARKET SEGMENT RISK - The Fund is subject to the risk that growth stocks may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x Russell 3000(R) Growth ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X RUSSELL 3000(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x Russell 3000(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell 3000(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the Russell 3000(R) Value Index, but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x Russell 3000(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MARKET SEGMENT RISK - The Fund is subject to the risk that value stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE

The Rydex 2x Russell 3000(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE RUSSELL 3000(R) VALUE (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Russell 3000(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 3000(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Russell 3000(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that value stocks may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Russell 3000(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X RUSSELL 3000(R) VALUE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x Russell 3000(R) Value ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell 3000(R) Value Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x Russell 3000(R) Value ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MARKET SEGMENT RISK - The Fund is subject to the risk that value stocks may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x Russell 3000(R) Value ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X NASDAQ BIOTECH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x NASDAQ Biotech ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ Biotechnology Index(R) (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are generally within the capitalization range of the NASDAQ Biotechnology Index(R), but may purchase equity securities of any capitalization range.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x NASDAQ Biotech ETF is subject to a number of other risks that may affect the value of its shares, including:

BIOTECHNOLOGY SECTOR MARKET RISK - To the extent that the Underlying Index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x NASDAQ Biotech ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE NASDAQ BIOTECH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse NASDAQ Biotech ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ Biotechnology Index(R) (the "Index" or "Underlying Index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse NASDAQ Biotech ETF is subject to a number of other risks that may affect the value of its shares, including:

BIOTECHNOLOGY SECTOR MARKET RISK - The risk that the securities of issuers in the biotechnology sector will outperform the market as a whole. Biotechnology companies are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of biotechnology companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse NASDAQ Biotech ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X NASDAQ BIOTECH ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x NASDAQ Biotech ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the NASDAQ Biotechnology Index(R) (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x NASDAQ Biotech ETF is subject to a number of other risks that may affect the value of its shares, including:

BIOTECHNOLOGY SECTOR MARKET RISK - The risk that the securities of issuers in the biotechnology sector will outperform the market as a whole. Biotechnology companies are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of biotechnology companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x NASDAQ Biotech ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P SELECT SECTOR CONSUMER DISCRETIONARY ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P Select Sector Consumer Discretionary ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Consumer Discretionary Select Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are included in the Underlying Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P Select Sector Consumer Discretionary ETF is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER DISCRETIONARY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer discretionary sector will underperform the market as a whole. To the extent that the Fund's investments are concentrated in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of consumer discretionary companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x S&P Select Sector Consumer Discretionary ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE CONSUMER DISCRETIONARY ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Consumer Discretionary ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500 Consumer Discretionary Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Consumer Discretionary ETF is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER DISCRETIONARY SECTOR MARKET RISK - The risk that the securities of issuers in the consumer discretionary sector will outperform the market as a whole. The performance of consumer discretionary companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Consumer Discretionary ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P SELECT SECTOR CONSUMER DISCRETIONARY ETF (XXX) FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P Select Sector Consumer Discretionary ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Consumer Discretionary Select Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P Select Sector Consumer Discretionary ETF is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER DISCRETIONARY SECTOR MARKET RISK - The risk that the securities of issuers in the consumer discretionary sector will outperform the market as a whole. The performance of consumer discretionary companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x S&P Select Sector Consumer Discretionary ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P SELECT SECTOR CONSUMER STAPLES ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P Select Sector Consumer Staples ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Consumer Staples Select Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are included in the Underlying Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P Select Sector Consumer Staples ETF is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER STAPLES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer staples sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Consumer staples companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x S&P Select Sector Consumer Staples ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE CONSUMER STAPLES ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Consumer Staples ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500 Consumer Staples Sector Index (the "Index or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its investment strategy a program of engaging in short sales of securities included in the Underlying Index or futures contracts and other derivative instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices. The Fund will also enter into swap agreements. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that may be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Consumer Staples ETF is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER STAPLES SECTOR MARKET RISK - The risk that the securities of issuers in the consumer staples sector will outperform the market as a whole. Consumer staples companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Consumer Staples ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P SELECT SECTOR CONSUMER STAPLES ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P Select Sector Consumer Staples ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the 200% of the inverse (opposite) of the performance of the Consumer Staples Select Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P Select Sector Consumer Staples ETF is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER STAPLES SECTOR MARKET RISK - The risk that the securities of issuers in the consumer staples sector will outperform the market as a whole. Consumer staples companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x S&P Select Sector Consumer Staples ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE ENERGY ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Energy ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500 Energy Sector Index (the "Index" or "Underlying Index"), before expenses.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Energy ETF is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SECTOR MARKET RISK - The risk that the securities of issuers in the energy sector will outperform the market as a whole. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand for both their specific products or services and energy products in general. The prices of energy product securities may be affected by changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Energy ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE FINANCIALS ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Financials ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500 Financials Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Financials ETF is subject to a number of other risks that may affect the value of its shares, including:

FINANICAL SECTOR MARKET RISK - The risk that the securities of issuers in the financial sector will outperform the market as a whole. Financial companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees that they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Financials ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE HEALTH CARE ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Financials ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500 Health Care Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Health Care ETF is subject to a number of other risks that may affect the value of its shares, including:

HEALTH CARE SECTOR MARKET RISK - The risk that the securities of issuers in the health care sector will outperform the market as a whole. As the population ages, the need may increase for health care services. In addition, government regulation and approval of health care products and services may have a positive effect on their price and availability. Furthermore, a company may produce innovative types of products or services that could have a significant impact on a health care company's market value and/or share price.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Health Care ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P SELECT SECTOR INDUSTRIALS ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P Select Sector Industrials ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Industrials Select Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are included in the Underlying Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P Select Sector Industrials ETF is subject to a number of other risks that may affect the value of its shares, including:

INDUSTRIAL SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the industrial sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased compensation affecting that economic sector. The prices of securities of aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery, commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Further, the prices of securities of industrial companies, specifically transportation companies, may fluctuate widely due to their cyclical nature, occasional sharp price movements that may result from changes in the economy, fuel prices, labor agreement, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short term economic pressures.


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

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x S&P Select Sector Industrials ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE INDUSTRIALS ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Industrials ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500 Industrials Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Industrials ETF is subject to a number of other risks that may affect the value of its shares, including:

INDUSTRIAL SECTOR MARKET RISK - The risk that the securities of issuers in the industrial sector will outperform the market as a whole. The prices of securities of aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery, commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Further, the prices of securities of industrial companies, specifically transportation companies, may fluctuate widely due to their cyclical nature, occasional sharp price movements that may result from changes in the economy, fuel prices, labor agreement, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short term economic pressures.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Industrials ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P SELECT SECTOR INDUSTRIALS ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P Select Sector Industrials ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Industrials Select Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P Select Sector Industrials ETF is subject to a number of other risks that may affect the value of its shares, including:

INDUSTRIAL SECTOR MARKET RISK - The risk that the securities of issuers in the industrial sector will outperform the market as a whole. The prices of securities of aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery, commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Further, the prices of securities of industrial companies, specifically transportation companies, may fluctuate widely due to their cyclical nature, occasional sharp price movements that may result from changes in the economy, fuel prices, labor agreement, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short term economic pressures.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x S&P Select Sector Industrials ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P SELECT SECTOR MATERIALS ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P Select Sector Materials ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Materials Select Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are included in the Underlying Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P Select Sector Materials ETF is subject to a number of other risks that may affect the value of its shares, including:

MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased compensation affecting that economic sector. The prices of securities of materials companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

PERFORMANCE

The Rydex 2x S&P Select Sector Materials ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE MATERIALS ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Materials ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500 Materials Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Materials ETF is subject to a number of other risks that may affect the value of its shares, including:

MATERIALS SECTOR MARKET RISK - The risk that the securities of issuers in the materials sector will outperform the market as a whole. The prices of securities of materials companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse Materials ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P SELECT SECTOR MATERIALS ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P Select Sector Materials ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Materials Select Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P Select Sector Materials ETF is subject to a number of other risks that may affect the value of its shares, including:

MATERIALS SECTOR MARKET RISK - The risk that the securities of issuers in the materials sector will outperform the market as a whole. The prices of securities of materials companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

PERFORMANCE

The Rydex Inverse 2x S&P Select Sector Materials ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE TECHNOLOGY ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Technology ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500 Information Technology Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Technology ETF is subject to a number of other risks that may affect the value of its shares, including:

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

TECHNOLOGY SECTOR MARKET RISK - The risk that the securities of issuers in the technology sector will outperform the market as a whole. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. Similarly, the prices of the securities of telecommunications companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

PERFORMANCE

The Rydex Inverse Technology ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX 2X S&P SELECT SECTOR UTILITIES ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex 2x S&P Select Sector Utilities ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Utilities Select Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (e.g., if the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of investing in equity securities, leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and option contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts. The Fund also will purchase equity securities that are included in the Underlying Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in component securities included in, and financial instruments with economic characteristics that should perform similarly to those of, the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex 2x S&P Select Sector Utilities ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of utilities companies may fluctuate widely due to: government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

PERFORMANCE

The Rydex 2x S&P Select Sector Utilities ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE UTILITIES ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse Utilities ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500 Utilities Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day.

PRINCIPAL INVESTMENT STRATEGY

The Fund's objective is to perform exactly the opposite of the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. For example, the Fund engages in short sales of securities included in the Underlying Index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the Underlying Index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse Utilities ETF is subject to a number of other risks that may affect the value of its shares, including:

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

UTILITIES SECTOR MARKET RISK - The risk that the securities of issuers in the utilities sector will outperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of utilities companies may fluctuate widely due to: government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

PERFORMANCE

The Rydex Inverse Utilities ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

RYDEX INVERSE 2X S&P SELECT SECTOR UTILITIES ETF (XXX)
FUND INFORMATION

FUND OBJECTIVE

The Rydex Inverse 2x S&P Select Sector Utilities ETF seeks to provide investment results that will match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Utilities Select Sector Index (the "Index" or "Underlying Index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the Underlying Index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any of the Funds, the Rydex Inverse 2x S&P Select Sector Utilities ETF is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

UTILITIES SECTOR MARKET RISK - The risk that the securities of issuers in the utilities sector will outperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of utilities companies may fluctuate widely due to: government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

PERFORMANCE

The Rydex Inverse 2x S&P Select Sector Utilities ETF has not yet commenced operations and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay for each Fund if you buy and hold shares of the Funds described in this Prospectus(a).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

A. CREATION TRANSACTION FEES(b)
Through NSCC....................................................................................   $XXX
Outside NSCC....................................................................................   up to $XXX
B. REDEMPTION TRANSACTION FEES(c)
Through NSCC....................................................................................   $XXX
Outside NSCC....................................................................................   up to $XXX
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(d)
MANAGEMENT FEES.................................................................................   X.XX%
DISTRIBUTION (12b-1) FEES(e)....................................................................   X.XX%
OTHER EXPENSES(f)(g)............................................................................   X.XX%
TOTAL ANNUAL FUND OPERATING EXPENSES............................................................   X.XX%
TOTAL NET OPERATING EXPENSES                                                                       X.XX%


(a) Most investors will incur customary brokerage commissions when buying or selling shares of the Funds.

(b) The creation transaction fee is the same regardless of the number of Creation Units purchased pursuant to any one creation order. One Creation Unit consists of 50,000 shares.

(c) The redemption transaction fee is the same regardless of the number of Creation Units redeemed pursuant to any one redemption order.

(d)  Expressed as a percentage of net assets.

(e) The Funds have adopted a Distribution (12b-1) Plan pursuant to which the Funds may be subject to an annual 12b-1 fee of up to 0.25%. However, no such fee is currently charged to the Funds and no such fees will be charged prior to March 1, 2010.

(f) The Advisor has contractually agreed to pay all operating expenses of the Funds, excluding the management fees, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, any future distribution fees or expenses, expenses of the Independent Trustees (including any Trustees' counsel fees) and extroardinary expenses. Other expenses are therefore estimated to be less than 0.01% for the fiscal year ending October 31, 2009.

(g) The Funds invest in a money market fund pursuant to a cash sweep agreement. As a shareholder in a money market fund (the "Acquired Fund"), the Funds will indirectly bear their proportionate share of the fees and expenses of the Acquired Fund. the Acquired Fund's fees and expenses amount to less than .001%.


EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Rydex Leveraged and Inverse ETF Series with the cost of investing in other mutual funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of a Fund. If the commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR   3 YEARS
                                         ------   -------
RYDEX LEVERAGED AND INVERSE ETF SERIES    $XXX      $XXX

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

Each Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee ("Creation Transaction Fee") or redemption transaction fee ("Redemption Transaction Fee"), as applicable, will be assessed per transaction, which is intended to approximate the issuance or redemption transaction costs incurred by the Fund. The Creation Transaction Fee per transaction is $X,XXX, and the Redemption Transaction Fee per transaction is $X,XXX. An additional charge of up to four (4) times the standard transaction fee may be imposed for creations and redemptions effected outside the National Securities Clearing Corporation's ("NSCC") usual clearing process or for cash (rather than in-kind). Shareholders who hold Creation Units will also pay the annual Fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $X,XXX,XXX and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $XXX if the Creation Unit is redeemed after one year, and $XXX if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $XXX if the Creation Unit is redeemed after one year, and $XXX if the Creation Unit is redeemed after three years. For more information, see "Creations and Redemptions" and "Transaction Fees."

MORE INFORMATION ABOUT THE FUNDS:

BENCHMARKS AND INVESTMENT METHODOLOGY

Each Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The current benchmark used by each Fund is set forth below:


FUND                                            BENCHMARK
----                                            ---------
RYDEX INVERSE S&P 500 ETF                       INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 INDEX
RYDEX 2x S&P 500 GROWTH ETF                     200% OF THE PERFORMANCE OF THE S&P 500/CITIGROUP GROWTH INDEX
RYDEX INVERSE S&P 500 GROWTH ETF                INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500/CITIGRIUP
                                                GROWTH INDEX
RYDEX INVERSE 2x S&P 500 GROWTH ETF             200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                                                500/CITIGRIUP GROWTH INDEX
RYDEX 2x S&P 500 VALUE ETF                      200% OF THE PERFORMANCE OF THE S&P 500/CITIGROUP VALUE INDEX
RYDEX INVERSE S&P 500 VALUE ETF                 INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500/CITIGROUP
                                                VALUE INDEX
RYDEX INVERSE 2x S&P 500 VALUE ETF              200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                                                500/CITIGROUP VALUE INDEX
RYDEX INVERSE S&P MIDCAP 400 ETF                INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P MIDCAP 400 INDEX
RYDEX 2x S&P MIDCAP 400 GROWTH ETF              200% OF THE PERFORMANCE OF THE S&P MIDCAP 400/CITIGROUP GROWTH
                                                INDEX
RYDEX INVERSE S&P MIDCAP 400 GROWTH ETF         INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P MIDCAP
                                                400/CITIGROUP GROWTH INDEX
RYDEX INVERSE 2x S&P MIDCAP 400 GROWTH ETF      200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                                                MIDCAP 400/CITIGROUP GROWTH INDEX
RYDEX 2x S&P MIDCAP 400 VALUE ETF               200% OF THE PERFORMANCE OF THE S&P MIDCAP 400/CITIGROUP VALUE
                                                INDEX
RYDEX INVERSE S&P MIDCAP 400 VALUE ETF          INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P MIDCAP
                                                400/CITIGROUP VALUE INDEX
RYDEX INVERSE 2x S&P MIDCAP 400 VALUE ETF       200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                                                MIDCAP 400/CITIGROUP VALUE INDEX
RYDEX 2x S&P SMALLCAP 600 ETF                   200% OF THE PERFORMANCE OF THE S&P SMALLCAP 600 INDEX
RYDEX INVERSE S&P SMALLCAP 600 ETF              INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P SMALLCAP 600
                                                INDEX
RYDEX INVERSE 2x S&P SMALLCAP 600 ETF           200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                                                SMALLCAP 600 INDEX
RYDEX 2x S&P SMALLCAP 600 GROWTH ETF            200% OF THE PERFORMANCE OF THE S&P SMALLCAP 600/CITIGROUP GROWTH
                                                INDEX
RYDEX INVERSE S&P SMALLCAP 600 GROWTH ETF       INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P SMALLCAP
                                                600/CITIGROUP GROWTH INDEX

FUND                                            BENCHMARK
----                                            ---------
RYDEX INVERSE 2x S&P SMALLCAP 600 GROWTH ETF    200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                                                SMALLCAP 600/CITIGROUP GROWTH INDEX
RYDEX 2x S&P SMALLCAP 600 VALUE ETF             200% OF THE PERFORMANCE OF THE S&P SMALLCAP 600/CITIGROUP VALUE
                                                INDEX
RYDEX INVERSE S&P SMALLCAP 600 VALUE ETF        INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P SMALLCAP
                                                600/CITIGROUP VALUE INDEX
RYDEX INVERSE 2x S&P SMALLCAP 600 VALUE ETF     200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P
                                                SMALLCAP 600/CITIGROUP VALUE INDEX
RYDEX 2x NASDAQ 100 ETF                         200% OF THE PERFORMANCE OF THE NASDAQ-100 INDEX
RYDEX INVERSE NASDAQ 100 ETF                    INVERSE (OPPOSITE)  OF THE PERFORMANCE OF THE NASDAQ-100 INDEX
RYDEX INVERSE 2x NASDAQ 100 ETF                 200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                                                NASDAQ-100 INDEX
RYDEX 2x RUSSELL 1000(R) ETF                    200% OF THE PERFORMANCE OF THE RUSSELL 1000(R) INDEX
RYDEX INVERSE RUSSELL 1000(R) ETF               INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 1000(R) INDEX
RYDEX INVERSE 2x RUSSELL 1000(R) ETF            200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                1000(R) INDEX
RYDEX 2x RUSSELL 1000(R) GROWTH ETF             200% OF THE PERFORMANCE OF THE RUSSELL 1000(R) GROWTH INDEX
RYDEX INVERSE RUSSELL 1000(R) GROWTH ETF        INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 1000(R) GROWTH
                                                INDEX
RYDEX INVERSE 2x RUSSELL 1000(R) GROWTH ETF     200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                1000(R) GROWTH INDEX
RYDEX 2x RUSSELL 1000(R) VALUE ETF              200% OF THE PERFORMANCE OF THE RUSSELL 1000(R) VALUE INDEX
RYDEX INVERSE RUSSELL 1000(R) VALUE ETF         INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 1000(R) VALUE
                                                INDEX
RYDEX INVERSE 2x RUSSELL 1000(R) VALUE ETF      200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                1000(R) VALUE INDEX
RYDEX 2x RUSSELL MIDCAP(R) ETF                  200% OF THE PERFORMANCE OF THE RUSSELL MIDCAP(R) INDEX
RYDEX INVERSE RUSSELL MIDCAP(R) ETF             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL MIDCAP(R) INDEX
RYDEX INVERSE 2x RUSSELL MIDCAP(R) ETF          200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                MIDCAP(R) INDEX
RYDEX 2x RUSSELL MIDCAP(R) GROWTH ETF           200% OF THE PERFORMANCE OF THE RUSSELL MIDCAP(R) GROWTH INDEX
RYDEX INVERSE RUSSELL MIDCAP(R) GROWTH ETF      INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL MIDCAP(R)
                                                GROWTH INDEX
RYDEX INVERSE 2x RUSSELL MIDCAP(R) GROWTH ETF   200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                MIDCAP(R) GROWTH INDEX

FUND                                            BENCHMARK
----                                            ---------
RYDEX 2x RUSSELL MIDCAP(R) VALUE ETF            200% OF THE PERFORMANCE OF THE RUSSELL MIDCAP(R) VALUE INDEX
RYDEX INVERSE RUSSELL MIDCAP(R) VALUE ETF       INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL MIDCAP(R)
                                                VALUE INDEX
RYDEX INVERSE 2x RUSSELL MIDCAP(R) VALUE ETF    200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                MIDCAP(R) VALUE INDEX
RYDEX INVERSE RUSSELL 2000(R) ETF               INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 2000(R) INDEX
RYDEX 2x RUSSELL 2000(R) GROWTH ETF             200% OF THE PERFORMANCE OF THE RUSSELL 2000(R) GROWTH INDEX
RYDEX INVERSE RUSSELL 2000(R) GROWTH ETF        INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 2000(R) GROWTH
                                                INDEX
RYDEX INVERSE 2x RUSSELL 2000(R) GROWTH ETF     200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                2000(R) GROWTH INDEX
RYDEX 2x RUSSELL 2000(R) VALUE ETF              200% OF THE PERFORMANCE OF THE RUSSELL 2000(R) VALUE INDEX
RYDEX INVERSE RUSSELL 2000(R) VALUE ETF         INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 2000(R) VALUE
                                                INDEX
RYDEX INVERSE 2x RUSSELL 2000(R) VALUE ETF      200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                2000(R) VALUE INDEX
RYDEX 2x RUSSELL 3000(R) ETF                    200% OF THE PERFORMANCE OF THE RUSSELL 3000(R) INDEX
RYDEX INVERSE RUSSELL 3000(R) ETF               INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 3000(R) INDEX
RYDEX INVERSE 2x RUSSELL 3000(R) ETF            200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                3000(R) INDEX
RYDEX 2x RUSSELL 3000(R) GROWTH ETF             200% OF THE PERFORMANCE OF THE RUSSELL 3000(R) GROWTH INDEX
RYDEX INVERSE RUSSELL 3000(R) GROWTH ETF        INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 3000(R) GROWTH
                                                INDEX
RYDEX INVERSE 2x RUSSELL 3000(R) GROWTH ETF     200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                3000(R) GROWTH INDEX
RYDEX 2x RUSSELL 3000(R) VALUE ETF              200% OF THE PERFORMANCE OF THE RUSSELL 3000(R) VALUE INDEX
RYDEX INVERSE RUSSELL 3000(R) VALUE ETF         INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 3000(R) VALUE
                                                INDEX
RYDEX INVERSE 2x RUSSELL 3000(R) VALUE ETF      200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL
                                                3000(R) VALUE INDEX
RYDEX 2x NASDAQ BIOTECH ETF                     200% OF THE PERFORMANCE OF THE NASDAQ BIOTECHNOLOGY INDEX(R)
RYDEX INVERSE NASDAQ BIOTECH ETF                INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ BIOTECHNOLOGY
                                                INDEX(R)

FUND                                            BENCHMARK
----                                            ---------
RYDEX INVERSE 2x NASDAQ BIOTECH ETF             200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ
                                                BIOTECHNOLOGY INDEX(R)
RYDEX 2x S&P SELECT SECTOR CONSUMER             200% OF THE PERFORMANCE OF THE CONSUMER DISCRETIONARY SELECT
DISCRETIONARY ETF                               SECTOR INDEX
RYDEX INVERSE CONSUMER DISCRETIONARY ETF        INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 CONSUMER
                                                DISCRETIONARY SECTOR INDEX
RYDEX INVERSE 2x S&P SELECT SECTOR CONSUMER     200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE CONSUMER
DISCRETIONARY ETF                               DISCRETIONARY SELECT SECTOR INDEX
RYDEX 2x S&P SELECT SECTOR CONSUMER STAPLES     200% OF THE PERFORMANCE OF THE CONSUMER STAPLES SELECT SECTOR
ETF                                             INDEX
RYDEX INVERSE CONSUMER STAPLES ETF              INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 CONSUMER
                                                STAPLES SECTOR INDEX
RYDEX INVERSE 2x S&P SELECT SECTOR CONSUMER     200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE CONSUMER
STAPLES ETF                                     STAPLES SELECT SECTOR INDEX
RYDEX INVERSE ENERGY ETF                        INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 ENERGY
                                                SECTOR INDEX
RYDEX INVERSE FINANCIALS ETF                    INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 FINANCIALS
                                                SECTOR INDEX
RYDEX INVERSE HEALTH CARE ETF                   INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 HEALTH CARE
                                                SECTOR INDEX
RYDEX 2x S&P SELECT SECTOR INDUSTRIALS ETF      200% OF THE PERFORMANCE OF THE INDUSTRIALS SELECT SECTOR INDEX
RYDEX INVERSE INDUSTRIALS ETF                   INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 INDUSTRIALS
                                                SECTOR INDEX
RYDEX INVERSE 2x S&P SELECT SECTOR              200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
INDUSTRIALS ETF                                 INDUSTRIALS SELECT SECTOR INDEX
RYDEX 2x S&P SELECT SECTOR MATERIALS ETF        200% OF THE PERFORMANCE OF THE MATERIALS SELECT SECTOR INDEX
RYDEX INVERSE MATERIALS ETF                     INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE MATERIALS SELECT
                                                SECTOR INDEX
RYDEX INVERSE 2x S&P SELECT SECTOR              200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
MATERIALS ETF                                   MATERIALS SELECT SECTOR INDEX
RYDEX INVERSE TECHNOLOGY ETF                    INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 TECHNOLOGY
                                                SECTOR INDEX
RYDEX 2x S&P SELECT SECTOR UTILITIES ETF        200% OF THE PERFORMANCE OF THE UTILITIES SELECT SECTOR INDEX
RYDEX INVERSE UTILITIES ETF                     INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 UTILITIES
                                                SECTOR INDEX
RYDEX INVERSE 2x S&P SELECT SECTOR              200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
UTILITIES ETF                                   UTILITIES SELECT SECTOR INDEX

A BRIEF GUIDE TO THE UNDERLYING INDICES

S&P 500 INDEX. The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis. As of December 31, 200_, the S&P 500 Index included companies with a capitalization range of $XX.X billion to $XX.X billion.

S&P 500/CITIGROUP GROWTH INDEX. The S&P 500/Citigroup Growth Index includes the full market capitalization of the S&P 500 Index. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market capitalization and classified as growth. As of December 31, 200_, the S&P 500/Citigroup Growth Index included companies with a capitalization range of $XX.X billion to $X.XX billion.

S&P 500/CITIGROUP VALUE INDEX. The S&P 500/Citigroup Value Index includes the full market capitalization of the S&P 500 Index. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market capitalization and classified as value. As of December 31, 200_, the S&P 500/Citigroup Value Index included companies with a capitalization range of $X.XX billion to $XX.X billion.

S&P MIDCAP 400 INDEX - The S&P MidCap 400 Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. It covers approximately 7% of the U.S. equities market. As of December 31, 200_, the S&P MidCap 400 Index included companies with a capitalization range of $X.X billion to $X.X billion.

S&P MIDCAP 400/CITIGROUP GROWTH INDEX - The S&P MidCap 400/Citigroup Growth Index includes the full market capitalization of the S&P MidCap 400 Index. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market capitalization and classified as growth. As of December 31, 200_, the S&P 500/Citigroup Growth Index included companies with a capitalization range of $X.X billion to $XX.X billion.

S&P MIDCAP 400/CITIGROUP VALUE INDEX - The S&P MidCap 400/Citigroup Value Index includes the full market capitalization of the S&P MidCap 400 Index. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market capitalization and classified as value. As of December 31, 200_, the S&P 500/Citigroup Value Index included companies with a capitalization range of $X.X billion to $XX.X billion.

S&P SMALLCAP 600 INDEX. The S&P SmallCap 600 Index is a modified capitalization-weighted index composed of 600 small cap stocks chosen by S&P for market size, liquidity, and industry group representation. It covers approximately 3% of the U.S. equities market. As of December 31, 200_, the S&P SmallCap 600 Index included companies with a capitalization range of $X.X billion to $XX.X billion.

S&P SMALLCAP 600/CITIGROUP GROWTH INDEX. The S&P 600/Citigroup Growth Index includes the full market capitalization of the S&P SmallCap 600 Index. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market capitalization and classified as growth. As of December 31, 200_, the S&P SmallCap 600/Citigroup Growth Index included companies with a capitalization range of $X.X billion to $X.X billion.

S&P SMALLCAP 600/CITIGROUP VALUE INDEX. The S&P 600/Citigroup Value Index includes the full market capitalization of the S&P SmallCap 600 Index. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market capitalization and classified as value. As of December 31, 200_, the S&P SmallCap 600/Citigroup Value Index included companies with a capitalization range of $X.X billion to $X.X billion.

NASDAQ-100 INDEX(R). The NASDAQ-100 Index(R) is a modified capitalizations weighted index composed of 100 of the largest non-financial companies listed on NASDAQ. As of December 31, 200_, the NASDAQ-100 Index(R) included companies with a capitalization range of $X.X billion to $XX.X billion.

NASDAQ BIOTECHNOLOGY INDEX(R). The NASDAQ Biotechnology Index(R) contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as either Biotechnology or Pharmaceuticals which also meet other eligibility criteria. The NASDAQ Biotechnology Index is calculated under a modified capitalization-weighted methodology. As of December 31, 200_, the NASDAQ Biotechnology Index(R) included companies with a capitalization range of $X.X billion to $XX.X billion.

RUSSELL 1000(R) INDEX. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. As of December 31, 200_, the Russell 1000(R) Index included companies with a capitalization range of $X.X billion to $X.X billion.

RUSSELL 1000(R) GROWTH INDEX. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. As of December 31, 200_, the Russell 1000(R) Growth Index included companies with a capitalization range of $X.X billion to $X.X billion.

RUSSELL 1000(R) VALUE INDEX. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 200_, the Russell 1000(R) Value Index included companies with a capitalization range of $X.X billion to $XX.X billion.

RUSSELL MIDCAP(R) INDEX. The Russell Midcap(R) Index measures the performance of 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of December 31, 200_, the Russell MidCap(R) Index included companies with a capitalization range of $X.X billion to $X.X billion.

RUSSELL MIDCAP(R) GROWTH INDEX. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. As of December 31, 200_, the Russell Midcap(R) Growth Index included companies with a capitalization range of $X.X billion to $X.X billion.

RUSSELL MIDCAP(R) VALUE INDEX. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. As of December 31, 200_, the Russell Midcap(R) Value Index included companies with a capitalization range of $X.X billion to $X.X billion.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000(R) total market capitalization. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. As of December 31, 200_, the Russell 2000(R) Index included companies with a capitalization range of $X.X million to $X.X billion.

RUSSELL 2000(R) GROWTH INDEX. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. As of December 31, 200_, the Russell 2000(R) Growth Index included companies with a capitalization range of $X.X million to $X.X million.

RUSSELL 2000(R) VALUE INDEX. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 200_, the Russell 2000(R) Value Index included companies with a capitalization range of $X.X million to $X.X million.

RUSSELL 3000(R) INDEX. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of December 31, 200_, the Russell 3000(R) Index included companies with a capitalization range of $X.X billion to $X.X billion.

RUSSELL 3000(R) GROWTH INDEX. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices. As of December 31, 200_, the Russell 3000(R) Growth Index included companies with a capitalization range of $X.X billion to $X.X billion.

RUSSELL 3000(R) VALUE INDEX. The Russell 3000(R) Value Index measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value Indices. As of December 31, 200_, the Russell 3000(R) Value Index included companies with a capitalization range of $X.X billion to $X.X billion.

CONSUMER DISCRETIONARY SELECT SECTOR INDEX AND S&P 500 CONSUMER DISCRETIONARY INDEX. The Consumer Discretionary Select Sector Index and S&P 500 Consumer Discretionary Index each consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500 Index. As of December 31, 200_, the Consumer Discretionary Select Sector Index and S&P 500 Consumer Discretionary Index included companies with a capitalization range of $X.X billion to $X.X billion.

CONSUMER STAPLES SELECT SECTOR INDEX AND S&P 500 CONSUMER STAPLES INDEX. The Consumer Staples Select Sector Index and S&P 500 Consumer Staples Index each consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples Select Sector Index and Consumer Staples sector of the S&P 500 Index. As of December 31, 200_, the Consumer Discretionary Select Sector Index and S&P 500 Consumer Staples Index included companies with a capitalization range of $X.X billion to $X.X billion.

S&P 500 ENERGY INDEX. The S&P 500 Energy Index consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500 Index. As of

December 31, 200_, the S&P 500 Energy Index included companies with a capitalization range of $X.X billion to $X.X billion.

S&P 500 FINANCIALS INDEX. The S&P 500 Financials Index consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including real estate investment trusts that comprise the Financials sector of the S&P 500 Index. As of December 31, 200_, the S&P 500 Financials Index included companies with a capitalization range of $X.X billion to $X.X billion.

S&P 500 HEALTH CARE INDEX. The S&P 500 Health Care Index consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500 Index. As of December 31, 200_, the S&P 500 Health Care Index included companies with a capitalization range of $X.X billion to $X.X billion.

INDUSTRIALS SELECT SECTOR INDEX AND S&P 500 INDUSTRIALS INDEX. The Industrials Select Sector Index and S&P 500 Industrials Index each consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery, commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the Industrials sector of the S&P 500 Index. As of December 31, 200_, the Industrials Select Sector Index and S&P 500 Industrials Index included companies with a capitalization range of $X.X billion to $X.X billion.

S&P 500 INFORMATION TECHNOLOGY INDEX. The S&P 500 Information Technology Index consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500 Index. As of December 31, 200_, the S&P 500 Information Technology Index included companies with a capitalization range of $X.X billion to $X.X billion.

MATERIALS SELECT SECTOR INDEX AND S&P 500 MATERIALS INDEX. The Materials Select Sector Index and S&P 500 Materials Index each consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500 Index. As of December 31, 200_, the Materials Select Sector Index and S&P 500 Materials Index included companies with a capitalization range of $X.X billion to $X.X billion.

UTILITIES SELECT SECTOR INDEX AND S&P 500 UTILITIES INDEX. The Utilities Select Sector Index and S&P 500 Utilities Index each consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Utilities sector of the S&P 500 Index. As of December 31, 200_, the Utilities Select Sector Index and S&P 500 Utilities Index included companies with a capitalization range of $X.X billion to $X.X billion.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500 Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500 Index is 11%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average five-year historical volatility for the five year period ended December 31, 2008 of the S&P 400 MidCap Index and Russell 2000(R) Index is 16.56% and 18.11%, respectively. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

                                  UPWARD MARKET
                               ONE YEAR SIMULATION

                               (PERFORMANCE GRAPH)

1x Index Performance   2x Fund Performance
--------------------   -------------------
               0                      0
        -0.66366               -1.32732
    -0.348088315            -0.70039326
     -1.01242775           -2.024374777
    -0.662813543           -1.332294555
     1.978164896            3.914064678
     4.522010219            9.098337365
     5.354057682            10.83529199
     7.215979943            14.75287623
     4.917805413            9.833420421
     4.391904913            8.732340382
     3.670525533            7.229594198
     4.533727797            9.015267185
     3.026665043            5.871920971
     1.561213759            2.860076563
     1.075537879            1.876302218
    -0.763329381           -1.830568914
    -0.990988228           -2.280989898
     1.218100843            2.079623209
     1.101801245            1.845044235
    -1.736530723           -3.873351309
     -1.54515279           -3.498918787
      0.82258783            1.142590217
     0.566972323            0.629736599
     0.704638452            0.905240692
    -0.148551386           -0.804538068
     0.730400976            0.941817878
    -0.694128355           -1.913220499
     0.878578734            1.193580155
     0.927403966            1.291535541
     1.210353943            1.859477181
     1.196096441            1.830779292
     0.612346758            0.655957591
     2.228482884            3.889630885
     2.441455483            4.322497421
     2.046287568            3.517649353
     2.496117809            4.430281653
     1.139581689            1.666012098
     0.788526201            0.960246642
    -0.202436667            -1.02505584
     0.070549588           -0.483583716
     0.532665379            0.435530002
    -0.133645021            -0.89580321
      0.48769348            0.337389953
    -0.515907261           -1.666809277
    -1.135225584           -2.891116501
    -1.462586625           -3.534210371
    -1.296886111           -3.209776627
    -1.455482274           -3.520821689
    -0.921410406            -2.47506458
     -2.80865938            -6.19037452
    -3.662028508           -7.837727829
    -1.564654531           -3.824798174
    -1.524436802           -3.746209569
    -1.276997254           -3.262495771
    -0.644478976           -2.022901392
     1.746213571            2.692148502
     2.395914018             4.00362993
     3.122904528            5.480439874
     2.098677528             3.38515532
     1.462919273            2.097617273
     2.567850464            4.321303377
     1.973849272            3.112991448
     2.560066339            4.298522756
     2.310958194            3.791861392
      2.93021573            5.048303391
     5.990742765             11.2953159
     3.784227482            6.661424125
     5.454219487            10.09400208
     6.560645157            12.40421462
     8.769647331            17.06449335
     8.729004465            16.97700872
     11.42722344            22.78281161
     10.54098702            20.82970543
     10.15996329            19.99672961
     11.04928467             21.9341968
     11.40183284            22.70840579
     11.12414149             22.0966553
     12.45296397            25.01671891
     13.85693923            28.13838638
     12.99868562            26.20657207
     10.73306197            21.14568853
     10.34920581            20.30578547
     10.90537685            21.51849185
     9.691628402             18.8586951
     10.72480288            21.09773143
     9.346943434            18.08385109
     9.799978755            19.06231749
     9.603865013            18.63700308
     11.17810533            22.04496963
     10.77799756            21.16653876
     11.06431437            21.79287283
     10.05266285            19.57412335
     10.33156932            20.18019675
     9.441226652            18.24056049
     7.581273005            14.22156384
     8.159382492            15.44914867
     5.646840036            10.08538122
     4.862021356             8.44979868
     4.707150636            8.129459665
     5.368847475            9.496107906
     7.891588421            14.73921954
     8.662570923            16.37904951
     9.004390772            17.11123667
     8.560252382             16.1568972
     5.323311337            9.229996791
     6.618472096            11.91639933
     5.799759511            10.19760965
     5.132173608             8.80693786
     6.232802334            11.08513753
     6.290865996            11.20656913
     5.622222046            9.807434804
     4.646811387            7.779313444
      5.93124635            10.42508003
     7.100939173             12.8637075
     7.849456926            14.44129383
     8.016806929            14.79645094
     8.830454329            16.52588243
     8.470356121            15.75476075
     7.860947966            14.45409396
     4.969735256            8.318209982
     7.151741143            12.82143124
     8.034125016            14.67957765
     7.739321496            14.05370239
     5.944599878            10.25388924
     8.634639214            15.85280224
     9.606517287            17.92571009
     9.041287438             16.7094479
     10.64288587            20.13790465
     10.22453405            19.22939778
     11.99573209            23.06119217
     11.30591678            21.54525057
     9.552403364            17.71560281
     6.891156381            11.99650797
     6.168422517            10.48200159
     8.525573833            15.38784439
     9.676596069            17.83545134
     9.828454284            18.16176127
     11.19702665            21.10658869
     11.05200349            20.79069426
     9.893397939            18.27027564
     9.587685495            17.61224348
     8.504959162            15.28822554
      6.81076273            11.68800484
     8.221839716             14.6390253
     7.986835991            14.14114801
     9.279222444            16.87323053
     10.45102355            19.37969384
      10.3719616            19.20878748
     9.560396566            17.45570305
     8.845843659            15.92361086
     8.147488727            14.43607908
     6.655702267            11.27901653
     8.259804029            14.62628935
     8.416640007            14.95840756
      7.92584872            13.91759713
      9.32089824            16.86259485
     9.978911659            18.26941014
     9.199557099            16.59320145
     8.878117283            15.90679395
     7.634838062            13.25971459
     6.790528865            11.48285088
     6.509808602            10.89674094
     7.816790463            13.61836876
     8.065329728            14.14219489
     6.289059904            10.38988437
     4.467584284            6.606381476
     2.919479153            3.446781542
     5.605986317            8.847324219
     5.101411475            7.807200958
     6.630637012            10.94439051
       7.4792676            12.71031456
     6.471337776            10.59634244
      4.82018027            7.166086284
     2.188250363            1.784419763
     2.780840027            2.964915463
     3.838146529            5.083315634
     5.220959126            7.882104663
     6.635865363            10.78348599
     7.361629063             12.2914708
     5.712017632            8.840753899
     3.728331621            4.755960405
     1.579184319            0.415082918
     1.387067607            0.035252825
     0.271505702           -2.166122948
     0.605510088            -1.51435366
     2.118214538            1.447306697
     1.255621979           -0.266544102
     0.990311999           -0.789187304
    -0.106846751           -2.944839843
     1.245506758           -0.316974326
     1.790379702            0.755953952
     1.986489047            1.144186794
     1.854508332             0.88240541
     2.090861718            1.350600653
     1.915091882            1.001609995
     0.715245505           -1.376573914
    -0.887839058            -4.51615206
    -2.615859584           -7.845673838
    -3.855170155           -10.19118575
    -3.468187215           -9.468224792
    -1.135978618           -5.093729414
     0.827856303           -1.323293096
     1.721957401            0.426758036
     0.463046457           -2.059005079
      -0.4744546           -3.886936632
    -1.314997594           -5.510382385
     -0.77012809           -4.466971334
    -0.221466282            -3.41052889
     1.691787102            0.293677328
     1.580037997            0.073251883
     1.810451997            0.527244198
     0.934841386           -1.201904824
    -0.789933184           -4.578428525
     -0.67231965           -4.352183979
    -0.697373071           -4.400434476
    -0.094526683           -3.239702791
      2.01577663            0.848032725
      1.10048088           -0.961604544
    -0.419969252           -3.940481403
     1.249290804           -0.719989982
     3.874887413            4.429068457
     1.500930736           -0.344175404
     2.578667619            1.772115687
     3.292358699            3.188274677
     4.975197806            6.550561419
     6.041745816            8.715668827
      5.87019148            8.363908409
     7.912109863            12.54393781
     8.896214349            14.59662669
     8.575569446            13.92176716
     6.894819631            10.39474925
     5.583647773             7.68654526
     7.441497639            11.47625016
     6.404117747            9.323576884
      6.43607516             9.38924537
     7.551205919            11.68138762
     9.848069473            16.45152305
      11.5734531            20.10973119
     12.21073835            21.48181672
     14.13279609            25.64354079
      16.2407147             30.2845619
      12.9289005              22.860687
     12.15495357            21.17666013
     11.30968655             19.3501401
     12.93803595             22.8420865
     13.39367316            23.83327472
     14.35987797            25.94359186
     15.26962224            27.94737959
     15.88450498            29.31239901
     16.41800248            30.50302999
     17.19490638            32.24482783
     15.70782021            28.88871859

                                   FLAT MARKET
                               ONE YEAR SIMULATION

                               (PERFORMANCE GRAPH)

1x Index Performance   2x Fund Performance
--------------------   -------------------
               0                      0
        -0.84442               -1.68884
     0.258090894            0.497403576
    -1.460834074           -2.948652393
     1.929110312            3.728868528
     0.888312166            1.610517575
     1.021676426            1.879155462
     0.996567489            1.828511333
    -0.436371811           -1.060974504
     1.264473649            2.319376241
     2.378990446            4.571630351
      1.03997563            1.836245644
     2.322375001            4.421256903
     2.914647604            5.630100026
     2.107138113            3.972467992
     2.779534039            5.341826985
     2.544970587             4.86100475
      3.16543944            6.129969713
     2.888182322            5.559521125
     1.930097857            3.593601716
     1.812246278            3.354051871
     1.369902611            2.455967173
     0.959090944            1.625541068
     3.009771999            5.753977048
     2.240206594            4.173843425
     2.052984328             3.79231714
     1.861961552            3.403760222
     0.581862281            0.804810113
     0.560612351            0.762216048
     2.916747499            5.483933492
     0.756113302            1.054874093
    -0.133099701           -0.728825279
     -1.55330689            -3.55229603
    -2.803087659           -6.001103234
    -3.289830357           -6.942558585
    -2.837497551           -6.072062055
    -3.363331298           -7.088719269
    -4.186443787           -8.671481519
    -4.987627163            -10.1988414
    -3.812989198           -7.978417949
    -3.644152138           -7.655366983
    -2.559281647           -5.575950536
    -3.284659586           -6.981792439
    -2.732734153           -5.920138429
    -3.265379428           -6.950519889
    -3.186586177           -6.798936703
    -2.461773192           -5.403399902
    -2.523575363           -5.523276497
    -2.036622136           -4.579340657
    -1.966433335           -4.442606669
    -3.535166469           -7.500825485
    -3.103032954           -6.672088381
    -3.400651989           -7.245401742
    -3.862493471           -8.132321211
    -4.759177608           -9.846039265
    -5.453530824           -11.16057417
    -6.833720181           -13.75433004
    -6.350932519           -12.86047992
    -5.557228578           -11.38341277
    -5.972918436           -12.16350459
    -4.584702604           -9.569868551
    -5.227849416           -10.78895715
    -6.062640427           -12.36057025
    -6.686074501           -13.52384346
    -7.087399032           -14.26767677
    -4.091989689            -8.73982803
    -2.690006395           -6.071745643
    -3.839723969           -8.291270293
    -4.303803077           -9.176461294
     -3.50205077           -7.654603915
    -1.092689974           -3.043244216
     0.955680417            0.972704609
    -1.406985372           -3.753423803
      0.15571391           -0.702407338
    -1.270503456           -3.530402777
    -0.092759292           -1.228831126
     2.153754923             3.21310588
    -0.429304924            -2.00658731
     0.320890564           -0.529963772
     3.616833102            6.006013369
     3.011596819            4.767629919
     4.037942562            6.855313527
     3.763386432            6.291331183
     2.308001174             3.30964676
     0.608972198           -0.121679847
     1.504593269            1.656553765
     5.796511986            10.25324189
     7.101723554            12.97363038
     8.222328888            15.33771657
     7.700740552            14.22595325
      8.70260515            16.35108142
     7.350018635            13.45556841
     9.100145988            17.15490067
     9.143715132            17.24847229
     10.63560057            20.45381103
     11.01391901            21.27759464
     12.11338976            23.67983698
      11.7005322            22.76893498
     11.87481855            23.15204772
     11.90408724             23.2164858
     12.13168896            23.71770582
     12.88244426            25.37436013
     13.88102493            27.59253346
     14.46841187            28.90875252
     13.27977188            26.23157554
     12.62762024            24.77814518
     11.56369468            22.42073664
     10.71641305            20.56126359
      9.82013047            18.60930439
     9.735989581            18.42755461
     8.937682204            16.70448106
     8.190249873            15.10303883
     9.692471492            18.29945022
     9.360629827            17.58369123
     9.704208118            18.32251659
     10.52413737            20.09120157
     10.16217082             19.3046042
     11.03798211            21.20159513
     10.83504909            20.75857906
     11.84101017            22.95063709
     10.75039256            20.55273082
      10.7533198            20.55910347
      11.2269896            21.59031782
       12.659482            24.72224123
     11.40332877            21.94093525
      10.5996763            20.18159582
     9.420241351            17.61836275
     9.010593852            16.73768349
     9.722171404             18.2617173
     10.94491528            20.89753446
     11.32814121            21.73274298
     12.05855401            23.33009569
     13.10611099            25.63594916
     12.16820119            23.55232719
      13.0076007            25.40151016
     10.31338649            19.42211536
     12.28325264            23.68715678
     9.106647137            16.68869008
     9.255512246            17.00711018
     8.830289793            16.09632683
     8.373561716            15.12188392
     7.552209329            13.37688943
     7.216259248            12.66860133
     4.751786313            7.489000386
     3.287984851            4.484897803
     2.512292084            2.915534638
     2.632159708            3.156212907
     0.602608749           -0.923615313
     0.038308596           -2.035093827
     0.309912604           -1.503144386
     0.030860458           -2.051161192
    -0.261739812           -2.624181489
     0.369074763            -1.39243581
     1.184864565            0.210509032
     2.838528807             3.48598973
     4.285878261            6.398913369
     6.253127069            10.41313157
     6.285748904            10.48092965
     8.330048998            14.73091005
     7.061395795            12.04368268
     6.736239629            11.36310694
      5.67343487            9.145355212
     6.514658816            10.88308024
     8.128568927             14.2432811
     6.448467223             10.6930569
     3.239684627            4.019593887
     4.866122618            7.297043251
     6.139407079            9.902644649
     5.335528438            8.237883349
     4.742858087            7.019882448
     3.592257791            4.668655631
     3.056312886            3.585628117
     2.775463822             3.02104501
     4.176704496            5.830222865
     3.701606635            4.864945402
     4.881730918            7.251671559
     6.052211036            9.645528869
     7.722215203            13.09870515
      9.88753945             17.6454993
     9.258433287            16.29845833
     8.739739801            15.19422773
     9.443220674             16.6847028
     9.265594326            16.30594426
     9.356017069            16.49844223
     9.059454486            15.86657798
     8.703571674            15.11038634
     11.15711999             20.3066994
     12.85126566            23.97388821
     11.36501449              20.708416
     12.16527235            22.44321321
     10.63870299            19.11030895
     8.799998384             15.1513205
      9.71611613             17.0905148
     8.646285253            14.80703899
      7.44226712            12.26245578
     4.890620718            6.930213657
     6.339999316            9.885337042
     6.492437705             10.2003783
     7.140337696            11.54129651
     6.521045116             10.2518345
     6.415286761            10.03290964
     6.914236116            11.06473225
     5.307849719            7.727237043
     1.722959898            0.392735836
     0.803547098           -1.422043571
     1.547658722            0.033321946
     3.800696626            4.472200574
      2.55571107            1.966121427
      1.99561331            0.852365876
     2.041617411            0.943342778
     3.727957181            4.279722143
      1.55931678           -0.080630158
     1.117543908           -0.949908692
     0.170901685           -2.804482982
    -2.084446166           -7.181197113
    -2.684923092           -8.319638294
    -2.767314901           -8.474880651
    -2.698570421           -8.345462301
    -2.047312492           -7.118537998
    -3.785874743           -10.41564414
    -5.035215159           -12.74214986
    -5.470115888           -13.54136196
    -6.693427118           -15.77908443
    -4.729323759           -12.23338388
    -3.416493841           -9.814535943
    -3.250766202           -9.505037467
    -4.167049171           -11.21913875
    -4.438457671           -11.72201131
    -4.035962011           -10.97837518
    -3.593308693           -10.15711509
    -2.299338082           -7.745372684
    -1.834966836           -6.868400196
    -1.614429272           -6.449941292
    -1.798853025           -6.800660462
    -2.040103782           -7.258586097
    -2.666645483           -8.444915715
    -3.181791995           -9.414044594
    -4.110820792           -11.15249778
    -4.139737132           -11.20608349
    -5.661998107           -14.02617828
    -3.934480616           -10.87747303
    -4.080538632           -11.14847681
    -5.137187418           -13.10605357
    -6.907896678           -16.34997838
    -6.704536978           -15.98451143
    -5.761972915           -14.28689447
      -3.8730659           -10.85082749
    -2.869212328           -8.988857877
    -3.304173708           -9.803971868
    -2.857477669           -8.970632725
     -1.77686425           -6.945411362
    -1.897275992           -7.173562603
    -0.189503773           -3.941717358

                                 DOWNWARD MARKET
                              ONE YEAR SIMLULATION

                               (PERFORMANCE GRAPH)

1x Index Performance   2x Fund Performance
--------------------   -------------------
               0                      0
          1.0876                 2.1752
     0.833779145            1.662096581
    -1.693014526           -3.433004376
    -2.544215391           -5.105274352
     -4.12027034           -8.174549359
    -5.432767959           -10.68854655
    -5.262915753           -10.36772194
    -5.788536044           -11.36231755
    -5.385442875           -10.60382718
    -5.092440514           -10.05014304
    -3.785088882           -7.572024482
    -4.448856311           -8.847308717
    -3.609210191           -7.245318398
    -3.446782071            -6.93271657
    -2.204142156           -4.537164695
    -3.708144654           -7.473410583
    -4.859217493           -9.685536283
    -3.545894131           -7.192134569
    -3.052155209           -6.241986204
    -2.894886415           -5.937797704
    -2.698840901           -5.557993344
    -2.072669022           -4.342449164
    -1.737169986           -3.687003626
    -1.666384391            -3.54824164
    -1.752535455            -3.71724634
     -0.51894029            -1.29939383
    -0.771005399           -1.799569022
    -0.806391451           -1.869607533
    -1.164480378           -2.578108967
    -0.223892388           -0.723839146
    -0.487241447           -1.247898144
     0.553562495            0.817798323
    -0.661627308           -1.618967863
     -1.32821759           -2.939300342
    -3.057045889            -6.34050138
    -2.702816335           -5.656037764
    -3.051947819           -6.333106643
    -2.444471324           -5.159273136
    -3.657769434           -7.518341376
     -3.25165803           -6.738665505
    -2.183556335           -4.679455239
    -3.170132985           -6.602261268
     -3.54246319           -7.320527238
    -1.435637671            -3.27191715
     0.798225037             1.11257339
     1.416974941            2.353932453
     1.250002034            2.016901425
     1.020529029            1.554479214
      0.29883837            0.103468815
     3.155549884            5.805762812
     3.585553794            6.687865457
     6.005105159            11.67189578
     7.058594495            13.89150871
     6.994352915            13.75482524
     9.037731067            18.09980454
     5.772160059            11.02586245
     4.870674516            9.133337803
     5.625260967            10.70385384
      4.31508523            7.957512635
     4.235268543            7.792305253
     5.092134568            9.564518544
     6.542616209            12.58893751
     5.239813098            9.835462458
     1.377406718            1.773319843
     2.384084366            3.794537975
     2.860221551            4.759930972
      4.58714181            8.277559935
     5.685934322            10.55268802
     5.982277682             11.1726675
     4.619875502            8.314418217
     5.141468354            9.394442944
     5.974420094            11.12773226
     6.208867304            11.61942802
     6.794619828            12.85061263
     8.680719609            16.83672197
     9.008120277            17.54066322
     10.83836662             21.4876787
      9.21558209            17.93027649
     9.513500355             18.5736569
     9.385971884            18.29749886
     9.676872938            18.92669959
      10.3996874            20.49424864
     9.760418011            19.09880474
     11.60252711            23.09647522
     8.968930672            17.28681398
     9.141820777             17.6589885
     9.580920151            18.60571978
     8.246443705            15.71695887
     8.270135604            15.76761281
     8.023669468            15.24054602
     8.750755182            16.79186816
     9.046546361            17.42719256
     7.278138519              13.618559
     4.007979022            6.691689931
     6.609322586            12.02862165
     4.638862476            7.887371617
     5.091467412            8.820683692
     5.807497616            10.30356138
     3.421009507             5.32776773
     2.948540967            4.365408982
     3.935055656            6.365592918
     3.332419416            5.132134956
     4.622111343            7.756443309
     5.813757191            10.21113509
     5.450064727            9.453521703
      7.39488027             13.4908243
     7.860028976            14.47392722
     9.423783676            17.79321321
     9.248399235            17.41561529
     8.808390383            16.46980903
     8.359338155            15.50846722
     6.451455289            11.44095206
     5.339463387            9.112727687
     6.138463216            10.76796777
     7.119214458            12.81502627
     5.735127088            9.899660363
     6.676000543            11.85552264
     5.327722572            9.028038737
      2.69537213            3.578381249
      3.41322305            5.026427734
     0.341540086           -1.212772232
    -0.742549913           -3.347366649
     0.137992704           -1.632497637
    -0.815220849           -3.505218147
    -1.229297465           -4.310910978
    -1.792408994           -5.401996246
    -0.243871699             -2.4187536
     0.602509172            -0.76289743
     -0.17056075           -2.288052612
     2.801860804            3.530693855
      5.05126832             8.06140408
     2.595589872            3.009317316
     3.143809406             4.11017789
     2.080499875            1.963634243
     0.349929161            -1.49354474
     0.349465404           -1.494455215
     0.319620469           -1.553048284
     0.609423789           -0.984261175
    -0.792065485           -3.742839659
     0.627203226           -0.988729787
     1.635689057            0.995852113
     1.517212334            0.760390383
     0.150892174           -1.951877805
     1.180643647             0.06438378
     0.919142273            -0.45284902
     0.926982278            -0.43738218
     2.106818701            1.890391825
     3.547443806            4.765534901
     3.965589093            5.611663267
     4.435149677            6.565653421
      3.18861173            4.021718143
     4.732210173            7.133839906
     4.494583261            6.647687968
     2.264459865            2.095538054
     1.931599275            1.430916521
     2.770628848            3.100733127
     3.277986888            4.118708526
     3.694744549            4.959008975
     4.471874442            6.532218568
     6.082099443            9.816180738
     5.836816413            9.308346792
     3.534759819             4.55321509
     4.354506633            6.208836161
     4.600418028            6.709398406
     4.876416691            7.272525243
     6.611911635            10.82281674
     8.647666087            15.05514011
     8.316670973            14.35410914
     7.605247078            12.85195356
     6.729232761            11.01449806
     6.112167029            9.730815212
      7.75160001             13.1214974
     7.831815688              13.289924
     7.389586629            12.36069738
     7.504074667            12.60027286
     5.917529533             9.27676321
     6.860862827            11.22326648
     7.614370829            12.79180372
     8.862374687            15.40789682
     9.287710871             16.3097172
      9.88231252            17.57532976
     8.993968964            15.67425425
     6.289065637            9.932878317
     5.872083003            9.070322967
     6.044442754            9.425455939
     7.869891792            13.19275554
     7.105892496            11.58935752
     5.271704087             7.76742202
     5.662441071            8.567422701
      4.44087759            6.057126753
     4.648652272            6.479106849
     2.829021506            2.776189429
      2.09201506            1.302933864
     3.542232134            4.180950216
     3.672892077            4.443882098
     5.314863342            7.752246507
     7.351652799             11.9201034
     8.319556771            13.93829147
     7.407917717            12.02043658
     6.680540558            10.50320938
     7.538998867            12.28164803
     5.853755216            8.762516619
     3.592083882            4.114876759
     0.101859392           -2.900800097
     2.513913796            1.778604545
     4.225076045            5.176381479
     5.623880791            7.999525911
     3.426059079            3.505017641
     3.368751734             3.39031545
     3.307658734            3.268103962
     3.142397473             2.93770799
     3.346433763            3.344970738
     0.282832081           -2.782145887
     0.407563868           -2.540306753
    -0.192752875           -3.705690781
    -0.706939851           -4.697868826
     0.129991424           -3.091284559
     1.511585045           -0.416991648
    -0.839524776            -5.02987576
    -0.237769432           -3.877223363
     2.080704806            0.590563296
     0.829501608           -1.875313773
    -0.488743296           -4.441078069
    -3.683850727            -10.5774898
    -3.640704944           -10.49737438
    -4.601079495           -12.28144812
    -3.392947565           -10.05971264
    -3.333047329           -9.948179487
    -3.644256916           -10.52800515
    -3.260741787           -9.815772281
    -4.050453374           -11.28817409
    -3.386146688           -10.05978144
    -4.310229211           -11.78028386
    -4.834245533           -12.74650148
    -5.988130306           -14.86239882
    -7.497396862           -17.59599691
    -8.280116889           -18.99053634
     -8.35777428           -19.12771452
    -10.16596704           -22.31909665
    -11.09485094           -23.92553774
    -12.21221085           -25.83774542
    -12.43714072           -26.21778248
    -14.21396626           -29.21215999
    -12.62572363           -26.59102785
    -13.51204829           -28.08034908
    -13.80646193           -28.56999245
    -12.19834909           -25.90465314
    -12.84604431           -26.99782625
    -13.27799674             -27.721453
    -13.78505163           -28.56666387
     -15.5676319           -31.52057519
    -15.81726464           -31.92550772

ADVISOR'S INVESTMENT METHODOLOGY

The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with the Funds' respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor's primary objective for the Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Leveraged Funds are invested to achieve returns that magnify the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that stimulate leveraged returns without requiring a commitment of cash in excess of the Funds' assets. For the Inverse Funds, the Advisor uses short selling techniques and invests in futures contracts and other instruments to produce magnified or leveraged returns that move inversely to the performance of the Funds' respective Underlying Indices.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of additional risks that may affect the value of Fund shares.

COUNTERPARTY CREDIT RISK (All Funds) - The Funds may enter into derivative contracts, such as swap agreements, with counterparties for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. A Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of derivative contracts involves risks that are different from those associated with ordinary portfolio securities transactions. Derivative contracts may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a derivative contract in the event of the default or bankruptcy of a derivative contract counterparty.

DEPOSITARY RECEIPT RISK (Rydex 2x NASDAQ 100 ETF, Rydex Inverse NASDAQ 100 ETF, Rydex Inverse 2x NASDAQ 100 ETF, Rydex 2x NASDAQ Biotech ETF, Rydex Inverse NASDAQ Biotech ETF and Rydex Inverse 2x NASDAQ Biotech ETF) - The Broad Market ETFs may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Foreign securities markets also generally have less trading volume and less liquidity than U.S. securities markets. Investments in the underlying foreign securities also involve political and economic risks.

DERIVATIVES RISK (All Funds) - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK (All Funds) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund's inability to buy or sell securities on that day. If an exchange closes early on a day when one or more of the Funds need to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

FUTURES AND OPTIONS RISK (All Funds) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in


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exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Funds.

The risks associated with the Funds' use of futures and options contracts include:

- The Funds experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

- There may be an imperfect correlation between the changes in market value of the securities held by the Funds and the prices of futures and options on futures.

- Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

- Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

INDUSTRY CONCENTRATION RISK (SECTOR ETFs) - With the exception of the Sector ETFs, none of the Funds will invest 25% or more of the value of a Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. The Sector ETFs, particularly the Leveraged Sector ETFs, may invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

MARKET RISK (ALL FUNDS) - The Funds may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. The Funds' investments may decline in value due to factors affecting securities markets generally, or particular segments, economic sectors, industriers or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest


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

or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Funds invest will cause the NAV of the Funds to fluctuate. Historically, the markets have moved in cycles, and the value of the Funds' securities and derivatives may fluctuate drastically from day to day. Because of their link to the markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Because each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SHORT SALES RISK (INVERSE FUNDS AND LEVERAGED INVERSE FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

TRACKING ERROR RISK (ALL FUNDS) - Tracking error risk refers to the risk that the Funds' returns may not match or correlate to the returns of their respective underlying indices on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their Underlying Indices, rounding of share prices, changes to the composition of the Underlying Indices, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. In addition, the Funds may not have investment exposure to all of the securities included in their Underlying Indices, or its weighting of investment exposure to such securities may vary from that of the Underlying Indices. Consistent with its investment objective, the Funds may also invest in securities or financial instruments that are not included in the Underlying Indices. Tracking error may adversely affect the performance of the Funds, and may prevent the Funds from achieving their


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

investment objectives. For more information about the impact of leverage specifically, please see "Understanding Compounding & the Effect of Leverage."

TRADING HALT RISK (ALL FUNDS) - Shares trading on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Funds inadvisable. In addition, trading in shares of the Funds on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.


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INVESTING WITH RYDEX:

For more information on how to buy and sell shares of the Funds, call Rydex Client Services at 800.820.0888 or 301.296.5100 or visit www.rydexinvestments.com.

SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will incur customary brokerage commissions and charges when buying or selling shares through a broker.

Shares may be acquired and redeemed from the Funds only in Creation Units of 50,000 shares, or multiples thereof, as discussed in the "Creations and Redemptions" section.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC"), or its nominee, is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account.

CALCULATING NAV

Each Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern Time).

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. Because the Funds invest substantially all of their assets in the component securities included in their


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

respective Underlying Indices, and these securities are selected for their market size, liquidity and industry group representation, it is expected that there would be limited circumstances in which the Funds would use fair value pricing - for example, if the exchange on which a portfolio security is primarily traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

SHARE TRADING PRICES

The trading prices of a Fund's shares listed on the Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of a Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such values and make no warranty as to their accuracy.

CREATIONS AND REDEMPTIONS

The shares of each Fund that trade on the Exchange are "created" at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or more. A "creator" enters into an authorized participant agreement (a "Participant Agreement") with Rydex Distributors, Inc. (the "Distributor"), the Funds' distributor, and deposits into a Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).

Similarly, shares can only be redeemed in Creation Units, generally 50,000 shares, principally in-kind for a portfolio of securities held by a Fund and a specified amount of cash together totaling the NAV of the Creation Unit(s). Shares are not redeemable from a Fund except when aggregated in Creation Units. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form prescribed in the Participant Agreement.

Creations and redemptions must be made through an authorized firm that is either a member of the Continuous Net Settlement System of the NSCC or a DTC Participant, and in each case, must have executed a Participant Agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures for the creation and redemption of Creation Units can be found in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (in contrast to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.


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

TRANSACTION FEES

Each Fund will impose a Creation Transaction Fee and a Redemption Transaction Fee to offset the Fund's transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The Creation and Redemption Transaction Fees for creations and redemptions are as follows:


                                ANTICIPATED
                                 VALUE OF A                                ANTICIPATED VALUE
FUND                           CREATION UNIT             FUND             OF A CREATION UNIT
----                           -------------   ------------------------   ------------------
Rydex Inverse S&P 500 ETF        $X,XXX,XXX    Rydex Inverse 2x Russell       $X,XXX,XXX
                                               2000(R) Growth ETF
Rydex 2x S&P 500 Growth ETF      $X,XXX,XXX    Rydex 2x Russell 2000(R)       $X,XXX,XXX
                                               Value ETF
Rydex Inverse S&P 500            $X,XXX,XXX    Rydex Inverse Russell          $X,XXX,XXX
Growth ETF                                     2000(R) Value ETF
Rydex Inverse 2x S&P 500         $X,XXX,XXX    Rydex Inverse 2x Russell       $X,XXX,XXX
Growth ETF                                     2000(R) Value ETF
Rydex 2x S&P 500 Value ETF       $X,XXX,XXX    Rydex 2x Russell 3000(R)       $X,XXX,XXX
                                               ETF
Rydex Inverse S&P 500            $X,XXX,XXX    Rydex Inverse Russell          $X,XXX,XXX
Value ETF                                      3000(R) ETF
Rydex Inverse 2x S&P 500         $X,XXX,XXX    Rydex Inverse 2x Russell       $X,XXX,XXX
Value ETF                                      3000(R) ETF
Rydex Inverse S&P MidCap         $X,XXX,XXX    Rydex 2x Russell 3000(R)       $X,XXX,XXX
400 ETF                                        Growth ETF
Rydex 2x S&P MidCap 400          $X,XXX,XXX    Rydex Inverse Russell          $X,XXX,XXX
Growth ETF                                     3000(R) Growth ETF
Rydex Inverse S&P MidCap         $X,XXX,XXX    Rydex Inverse 2x Russell       $X,XXX,XXX
400 Growth ETF                                 3000(R) Growth ETF
Rydex Inverse 2x S&P             $X,XXX,XXX    Rydex 2x Russell 3000(R)       $X,XXX,XXX
MidCap 400 Growth ETF                          Value ETF
Rydex 2x S&P MidCap 400          $X,XXX,XXX    Rydex Inverse Russell          $X,XXX,XXX
Value ETF                                      3000(R) Value ETF
Rydex Inverse S&P MidCap         $X,XXX,XXX    Rydex Inverse 2x Russell       $X,XXX,XXX
400 Value ETF                                  3000(R) Value ETF
Rydex Inverse 2x S&P             $X,XXX,XXX    Rydex 2x NASDAQ Biotech        $X,XXX,XXX
MidCap 400 Value ETF                           ETF
Rydex 2x S&P SmallCap 600        $X,XXX,XXX    Rydex Inverse NASDAQ           $X,XXX,XXX
ETF                                            Biotech ETF
Rydex Inverse S&P SmallCap       $X,XXX,XXX    Rydex Inverse 2x NASDAQ        $X,XXX,XXX
600 ETF                                        Biotech ETF
Rydex Inverse 2x S&P             $X,XXX,XXX    Rydex 2x S&P Select            $X,XXX,XXX
SmallCap 600 ETF                               Sector Consumer
                                               Discretionary ETF
Rydex 2x S&P SmallCap 600        $X,XXX,XXX    Rydex Inverse Consumer         $X,XXX,XXX
Growth ETF                                     Discretionary ETF
Rydex Inverse S&P SmallCap       $X,XXX,XXX    Rydex Inverse 2x S&P           $X,XXX,XXX
600 Growth ETF                                 Select Sector Consumer
                                               Discretionary ETF

                                ANTICIPATED
                                 VALUE OF A                                ANTICIPATED VALUE
FUND                           CREATION UNIT             FUND             OF A CREATION UNIT
----                           -------------   ------------------------   ------------------
Rydex Inverse 2x S&P             $X,XXX,XXX    Rydex 2x S&P Select            $X,XXX,XXX
SmallCap 600 Growth ETF                        Sector Consumer Staples
                                               ETF
Rydex 2x NASDAQ 100 ETF          $X,XXX,XXX    Rydex Inverse Consumer         $X,XXX,XXX
                                               Staples ETF
Rydex Inverse NASDAQ 100         $X,XXX,XXX    Rydex Inverse 2x S&P           $X,XXX,XXX
ETF                                            Select Sector Consumer
                                               Staples ETF
Rydex Inverse 2x NASDAQ          $X,XXX,XXX    Rydex Inverse Energy ETF       $X,XXX,XXX
100 ETF
Rydex 2x Russell 1000(R) ETF     $X,XXX,XXX    Rydex Inverse Financials       $X,XXX,XXX
                                               ETF
Rydex Inverse Russell            $X,XXX,XXX    Rydex Inverse Health           $X,XXX,XXX
1000(R) ETF                                    Care ETF
Rydex Inverse 2x Russell         $X,XXX,XXX    Rydex 2x S&P Select            $X,XXX,XXX
1000(R) ETF                                    Sector Industrials ETF
Rydex 2x Russell 1000(R)         $X,XXX,XXX    Rydex Inverse                  $X,XXX,XXX
Growth ETF                                     Industrials ETF
Rydex Inverse Russell            $X,XXX,XXX    Rydex Inverse 2x S&P           $X,XXX,XXX
1000(R) Growth ETF                             Select Sector
                                               Industrials ETF
Rydex Inverse 2x Russell         $X,XXX,XXX    Rydex 2x S&P Select            $X,XXX,XXX
1000(R) Growth ETF                             Sector Materials ETF
Rydex 2x Russell 1000(R)         $X,XXX,XXX    Rydex Inverse Materials        $X,XXX,XXX
Value ETF                                      ETF
Rydex Inverse Russell            $X,XXX,XXX    Rydex Inverse 2x S&P           $X,XXX,XXX
1000(R) Value ETF                              Select Sector Materials
                                               ETF
Rydex Inverse 2x Russell         $X,XXX,XXX    Rydex Inverse Technology       $X,XXX,XXX
1000(R) Value ETF                              ETF
Rydex 2x Russell MidCap ETF      $X,XXX,XXX    Rydex 2x S&P Select            $X,XXX,XXX
                                               Sector Utilities ETF
Rydex Inverse Russell            $X,XXX,XXX    Rydex Inverse Utilities        $X,XXX,XXX
MidCap ETF
Rydex Inverse 2x Russell         $X,XXX,XXX    Rydex Inverse 2x S&P           $X,XXX,XXX
MidCap ETF                                     Select Sector Utilities
Rydex 2x Russell MidCap(R)       $X,XXX,XXX
Growth ETF
Rydex Inverse Russell            $X,XXX,XXX
MidCap(R) Growth ETF
Rydex Inverse 2x Russell         $X,XXX,XXX
MidCap(R) Growth ETF
Rydex 2x Russell MidCap(R)       $X,XXX,XXX
Value ETF
Rydex Inverse Russell            $X,XXX,XXX
MidCap(R) Value ETF

                                ANTICIPATED
                                 VALUE OF A                                ANTICIPATED VALUE
FUND                           CREATION UNIT             FUND             OF A CREATION UNIT
----                           -------------   ------------------------   ------------------
Rydex Inverse 2x Russell         $X,XXX,XXX
MidCap(R) Value ETF
Rydex Inverse Russell            $X,XXX,XXX
2000(R) ETF
Rydex 2x Russell 2000(R)         $X,XXX,XXX
Growth ETF
Rydex Inverse Russell            $X,XXX,XXX
2000(R) Growth ETF


An additional charge of up to four (4) times the fixed transaction fee may be imposed on purchases or redemptions outside the NSCC's usual clearing process or for cash. Investors who use the services of a broker or other such intermediary may pay additional fees for these services. From time to time, the Advisor may waive the Creation Transaction Fees and Redemption Transaction Fees for authorized participants. The fees would instead be subsidized by the Advisor and the Administrator. The anticipated approximate value of one Creation Unit of a Fund, as of the date the Fund was first offered to the public, is set forth below:

The anticipated approximate value of one Creation Unit for the Funds as of the date each Fund is first offered to the public is $XXX. More information on the creation and redemption process is included in the SAI.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Funds are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. The Trust's Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds' shares because the Funds sell and redeem their shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the authorized participant and the Distributor, principally in exchange for a basket of securities that mirrors the composition of each Fund's portfolio and a specified amount of cash. The Funds also impose a transaction fee on such Creation Unit transactions that is designed to offset the Funds' transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor will, in turn, pay the Service Provider out of its fees.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2010. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay out dividends to shareholders at least annually. Each Fund distributes its net capital gains, if any, to shareholders annually.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

- Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

- The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

- Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations.

- Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

- Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

- Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

- Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

- Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

- The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

- If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as short-term gain or loss if held for one year or less. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser's aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer's basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors II, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds will pay the Advisor a fee at an annualized rate of X.XX% based on the average daily net assets of each Fund.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, expenses of the Independent Trustees (including any Trustees' counsel fees), and extraordinary expenses.

A discussion regarding the basis for the Board's August 2008 approval of the Funds' investment advisory agreement is available in the Funds' October 31, 2008 Annual Report to Shareholders, which covers the period November 1, 2007 to October 31, 2008.

PORTFOLIO MANAGEMENT


The Funds are managed by a team of investment professionals, and on a day-to-day basis the following three individuals are jointly and primarily responsible for the management of the Funds.


MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as CIO of Rydex Investments since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds, all of which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed each Fund since its inception.

MICHAEL J. DELLAPA, CFA, CAIA, Director of Alternative Investment Strategies - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Absolute Return Strategies Fund and the Hedged Equity Fund, which are offered in a separate prospectus. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed each Fund (except for the Russell 2000(R), High Yield Strategy, and Inverse High Yield Strategy Funds) since September 2005. He has co-managed the Russell 2000(R), High Yield Strategy, and Inverse High-Yield Strategy Funds since each Fund's inception.

RYAN A. HARDER, CFA, Senior Portfolio Manager - Mr. Harder is involved in the management of all of the Rydex Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to portfolio manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Absolute Return Strategies, Hedged Equity, High Yield Strategy and Inverse High Yield Strategy Funds, all of which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed each Fund since March 2008.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

"STANDARD & POOR'S," S&P," "STANDARD & POOR'S 400," "S&P 400," "S&P 500" "STANDARD & POOR'S 500," "500," "STANDARD& POOR'S 600," AND "S&P 600," "S&P CONSUMER DISCRETIONARY INDEX," "S&P CONSUMER STAPLES INDEX," "S&P ENERGY INDEX," "S&P FINANCIALS INDEX," "S&P HEALTH CARE INDEX," "S&P INDUSTRIALS INDEX," "S&P MATERIALS INDEX," "S&P TECHNOLOGY INDEX" AND "S&P UTILITIES INDEX" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

NASDAQ

The Rydex 2x NASDAQ 100 ETF, Rydex Inverse NASDAQ 100 ETF, Rydex Inverse 2x NASDAQ 100 ETF, Rydex 2x NASDAQ Biotechnology ETF, Rydex Inverse NASDAQ Biotechnology ETF and the Rydex Inverse 2x NASDAQ Biotechnology ETF are not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, expressed or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the NASDAQ-100 Index(R) or the NASDAQ Biotechnology Index(R) to track general stock market performance. The Corporations' only relationship to Rydex Investments ("Licensee") is in the licensing of the NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R) and Nasdaq Biotechnology Index(R) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) and the NASDAQ Biotechnology Index(R) which are determined, composed and calculated by Nasdaq without regard to Licensee or the Funds. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Nasdaq-100 Index(R) or the NASDAQ Biotechnology Index(R). The Corporations are not responsible for and have not participated in the determiniation of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R), THE NASDAQ BIOTECHNOLOGY INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSSE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R), NASDAQ BIOTECHNOLOGY INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R), THE NASDAQ BIOTECHNOLOGY INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFED OF SUCH DAMAGES.

FRANK RUSSELL

The Frank Russell Company ("Russell") publication of the Russell 1000(R) Index, Russell 2000(R) Index, Russell 3000(R) Index, Russell MidCap(R) Index, Russell MidCap(R) Growth Index, Russell MidCap(R) Value Index, Russell 1000(R) GROWth Index, Russell 1000(R) Value Index, Russell 2000(R) Growth Index, Russell

2000(R) Value Index, Russell 3000(R) Growth Index, and Russell 3000(R) Value Index (the "Indices") in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Indices are based. Russell's only relationship to the Trust is the licensing of certain trademarks and trade names of Russell and of the Indices which is determined, composed and calculated by Russell without regard to the Trust or the Funds. Russell is not responsible for and has not reviewed the Funds nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Indices. Russell has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Russell does not guarantee the accuracy and/or the completeness of the Indices or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to results to be obtained by the Trust, investors, owners of the Funds, or any other person or entity from the use of the Indices or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

     ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MARCH 1, 2009. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.


     YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX ETF TRUST, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

     NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

     THE TRUST'S SEC REGISTRATION NUMBER IS 811-21261.

(RYDEX INVESTMENTS LOGO)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexinvestments.com

[INSERT PROSPECTUS CODE]

                      STATEMENT OF ADDITIONAL INFORMATION
                                RYDEX ETF TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                           ROCKVILLE, MARYLAND 20850


                           800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM

Rydex ETF Trust (the "Trust") is an investment company offering professionally managed investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (each a "Fund" and collectively, the "Funds"):

                           RYDEX S&P EQUAL WEIGHT ETF
                           RYDEX RUSSELL TOP 50(R) ETF

This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus, dated March 1, 2009. Capitalized terms not defined herein are defined in the Prospectus. Copies of the Funds' Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Funds' financial statements for the fiscal year ended October 31, 2008 are included in the Funds' Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

                      The date of this SAI is March 1, 2009

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST .....................................    1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS ........................    1
MORE INFORMATION ABOUT THE UNDERLYING INDICES ...........................   12
INVESTMENT RESTRICTIONS .................................................   16
CONTINUOUS OFFERING .....................................................   18
EXCHANGE LISTING AND TRADING ............................................   18
PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................   19
MANAGEMENT OF THE TRUST .................................................   22
PRINCIPAL HOLDERS OF SECURITIES .........................................   34
BOOK ENTRY ONLY SYSTEM ..................................................   34
CREATION AND REDEMPTION OF CREATION UNITS ...............................   36
DETERMINATION OF NET ASSET VALUE ........................................   42
DIVIDENDS, DISTRIBUTIONS, AND TAXES .....................................   43
OTHER INFORMATION .......................................................   47
INDEX PUBLISHERS INFORMATION ............................................   48
COUNSEL .................................................................   50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................   50
CUSTODIAN ...............................................................   50
FINANCIAL STATEMENTS ....................................................   50
APPENDIX A - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES .....    A-1

GENERAL INFORMATION ABOUT THE TRUST


The Trust, an open-end management investment company, was organized as a Delaware statutory trust on November 22, 2002. The Trust currently consists of thirty-one (31) investment portfolios (i.e., funds). This SAI relates to the Rydex S&P Equal Weight ETF and Russell Top 50(R) ETF. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the Funds are listed and traded on the NYSE Arca, Inc. (the "Exchange"). The shares of each Fund will trade on the Exchange at market prices that may be below, at, or above net asset value ("NAV") of such Fund.

Each Fund offers and issues shares at NAV only in aggregated lots of 50,000 shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for: (i) a basket of equity securities included in its Underlying Index ("S&P Equal Weight Index" for the Rydex Equal Weight ETF and "Russell Top 50(R) Index" for the Rydex Russell Top 50(R) ETF) (the "Deposit Securities"); and (ii) an amount of cash (the "Cash Component"). Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an "all cash" option for creations and redemptions of Creation Units for any Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the "Creation and Redemption of Creation Units" section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

Each Fund's investment objective is to replicate as closely as possible, before fees and expenses, the performance of its respective Underlying Index. Each Fund's investment objective is non-fundamental and may be changed without the consent of the holders of a majority of each Fund's outstanding shares. Additional information concerning each Fund's investment objective and principal investment strategies is contained in the Prospectus. Additional information concerning each Fund's Underlying Index is included below under the heading "More Information About the Underlying Indices."

The Funds seek to achieve their respective objectives by using a "replication" strategy to try to track their Underlying Indices. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

Portfolio management is provided to the Funds by the Trust's investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectus may, consistent with each Fund's investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to the Funds will result in the achievement of the Funds' respective objectives. The following information supplements, and should be read in conjunction with the Funds' Prospectus.

BORROWING

Each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use this form of leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.


Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940 (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

EQUITY SECURITIES


The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Funds may invest in the types of equity securities described in more detail below.

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.


- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.


- WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. As a matter of non-fundamental policy, the Funds do not invest in warrants. However, each fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Funds generally intend to hold such warrants until they expire. The Funds, however, reserve the right to exercise the warrants.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Funds may use futures contracts and related options (i) for BONA FIDE hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the SEC rules and interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.


Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.


OPTIONS. The Funds may purchase and write put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's investment objective. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."


The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter ("OTC"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES


While none of the Funds anticipate doing so, each Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments, such as exchange-traded funds ("ETFs") that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.


Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER


"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Funds. In addition, a Fund's portfolio turnover level may adversely affect the ability of each Fund to achieve its investment objective. Because each Fund's portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what each Fund's actual portfolio turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with financial institutions. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, each Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Fund does not expect to engage, under normal circumstances, in repurchase agreements with respect to more than 33 1/3% of its assets.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Although there is no limit on the percentage of fund assets that can be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets.

SWAP AGREEMENTS

The Funds may enter into equity index and interest rate swap agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. Neither Fund will enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay each Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the swap counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR

The following factors may affect the ability of each Fund to achieve correlation with the performance of each Fund's benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) the Fund holding less than all of the securities in the Underlying Index and/or securities not included in the Underlying Index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) the Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the Underlying Index that are not disseminated in advance; (8) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) early or unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions. Each Fund's performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

MORE INFORMATION ABOUT THE UNDERLYING INDICES

INDEX DESCRIPTIONS

Each Fund seeks to provide investment results that replicate as closely as possible, before expenses, the performance of a specific benchmark. The current benchmark for each Fund is set forth below and a description of each Fund's Underlying Index (each an "Underlying Index" and collectively, the "Underlying Indices") is set forth in the Funds' Prospectus under "More Information About the Funds - Benchmarks and Investment Methodology."

FUND                          BENCHMARK
----                          ---------
Rydex S&P Equal Weight ETF    S&P Equal Weight Index
Rydex Russell Top 50(R) ETF   Russell Top 50(R) Index

The Rydex S&P Equal Weight ETF is composed of the same constituent equity securities (stocks) as the S&P Equal Weight Index (the "S&P Equal Weight Index" or "S&P Underlying Index"). The S&P Underlying Index is compiled by Standard & Poor's, a division of The McGraw Hill Company, Inc. ("Standard & Poor's"). Standard & Poor's is not affiliated with the Rydex S&P Equal Weight ETF or with the Advisor or its affiliates. The Rydex S&P Equal Weight ETF is entitled to use its Underlying S&P Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Rydex S&P Equal Weight ETF.

The Russell Top 50(R) Index ("Russell Top 50(R) Index" or "Russell Underlying Index") is composed of the approximately 50 largest capitalization stocks as represented in the Russell 3000(R) Index. The Russell Top 50(R) Index is compiled by the Frank Russell Company ("Russell"). Russell is not affiliated with the Rydex Russell Top 50(R) ETF or with the Advisor or its affiliates. The Rydex Russell Top 50(R) ETF is entitled to use the Russell Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Rydex Russell Top 50(R) ETF.

The S&P Equal Weight Index is the equal-weight version of the widely regarded S&P 500, which is a measure of large-capitalization stocks of 500 major corporations selected by Standard & Poor's for their market size, liquidity and industry group representation. Unlike the S&P 500, where each stock's weight in the index is proportionate to its market value (stock price times number of shares outstanding), each stock in the S&P Equal Weight Index will have the same target weighting as every other stock in the index (or S&P Equal Weight Index) which is fixed at a weight of .20% and rebalanced quarterly.

Standard & Poor's has sole control over the compilation of the S&P Equal Weight Index as well as the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. Standard & Poor's also attempts to assure that the S&P Equal Weight Index reflects the full range and diversity of the U.S. economy. The Russell Top 50(R) Index offers investors access to the largest capitalization segment in the U.S. equity universe representing approximately 40% of the U.S. stock market.

S&P INDEX CALCULATION

S&P EQUAL WEIGHT INDEX. The S&P Equal Weight Index is calculated using the divisor method as used to calculate the S&P 500. For example, the initial divisor for the S&P Equal Weight Index is set so as to have a base index value of 1000 on September 30, 1989. The index value is simply the index market value divided by the index divisor.

(1) INDEX VALUE = IndexMarketValue/Divisor

(2) INDEX MARKET VALUE = ("N" over "Sigma" over "i equals 1" (Index Shares)(i) times (Price)(i)

     where "n" is the number of stocks in the index.

At the beginning of each quarterly rebalancing, Index Shares for each constituent are set so as to have each stock in the S&P Equal Weight Index have a weight of 20 basis points. Index Shares for all 500 constituents are calculated using Equation 3, with Weight = 0.02.

(3) (INDEX SHARES) I, AFTER REBALANCE = Weight times ("500" over "i equals 1") (Price)(i), rebalance date divided by (Price)(i), rebalance date

Several key features of this process should be noted:

- "INDEX SHARES" AND "INDEX MARKET VALUE" ARE ARTIFICIAL CONSTRUCTS: Index Shares shown in the equations here are artificial constructs bearing no relation to actual shares outstanding. These may be fractions, and might be less than 1. Therefore, the Index Market Value is also an artificial construct bearing no relation to the market of the S&P 500. These terms are used simply to show the resemblance between the calculation methodology of the equal weighted and capitalization weighted indices.

- ARITHMETIC MEAN, NOT GEOMETRIC MEAN: In between two rebalancing periods, the index return will be the arithmetic mean of the return of S&P 500 stocks. Therefore, the S&P Equal Weight Index is an arithmetic mean index. Since the arithmetic mean is always greater than the geometric mean, the S&P Equal Weight Index will always provide higher returns than a geometric mean based index.

- NOT ALWAYS EQUALLY WEIGHTED: In between two rebalancing periods, the S&P Equal Weight Index would usually not be equally weighted. Therefore, any return computation starting from a non-rebalancing date would not match the arithmetic average of returns of S&P 500 constituents between those two dates.


- QUARTERLY REBALANCING: Index rebalancing seeks to strike a balance between equal weighted representation of the S&P 500 universe, and the investability of the S&P Equal Weight Index. Based on historical simulation and market conventions, Standard & Poor's has arrived upon a quarterly rebalancing procedure for the S&P Equal Weight Index. The S&P Equal Weight Index will be rebalanced on the third Friday of the quarter-ending month, which coincides with triple witching of index futures, index options and stock options. This date will also coincide the conventional date for quarterly share adjustments of the S&P 500.

At rebalancing, constituents will be assigned Index Shares as given in Equation
3. Also, in order to maintain index series continuity, it is necessary to adjust the divisor.

(4) (INDEX VALUE) BEFORE REBALANCE = (Index Value) after rebalance

Therefore,

(5) (DIVISOR) AFTER REBALANCE = (Index Market Value) after rebalance/(Index Value) before rebalance

S&P INDEX MAINTENANCE

Maintaining the S&P Equal Weight Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on quarterly basis on the Friday near the end of the calendar year.

A company will be removed from the S&P Equal Weight Index as a result of mergers/acquisitions, bankruptcy, restructuring, or if it no longer representative of its industry group. A company is removed from the index as close as possible to the actual date on which the event occurred. A company can be removed from the index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

Once a year, the float adjustments will be reviewed. Each company's financial statements will be used to update the major shareholders' ownership. However, any Investable Weight Factor ("IWF") changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action (i.e. privatization, merger, takeover, or share offering.)

Changes in the number of shares outstanding driven by corporate events, such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiration of futures contracts). Implementations of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September, and December. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.spglobal.com.


RUSSELL INDEX CALCULATION

The securities in the Russell Indices (sometimes referred to as the "components") are reconstituted annually after the close on the last Friday in June to reflect changes in the marketplace. The Russell 3000(R) Index, includes the largest 3000 securities listed on any U.S. exchange ranked by decreasing total market capitalization. All U.S. incorporated companies listed on a U.S. exchange are considered for inclusion with the following rules and exceptions. Stocks must trade at or above $1.00 on May 31 to be eligible for inclusion. Although only one class of security is allowed into the indices, all common classes are combined to determine total market capitalization and available float. Tracking stocks are considered individually for membership. Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability companies, OTC bulletin boards and pink sheet stocks, closed-end investment companies, limited partnerships, and foreign stocks including American Depositary Receipts ("ADRs"). After component selection, stocks are weighted by their available market capitalization.

RUSSELL INDEX MAINTENANCE

The Russell Top 50(R) Index will be reconstituted annually. Securities that leave the Russell Top 50(R) Index, between reconstitution dates, for any reason (I.E., mergers, acquisitions, or other similar corporate activity) are not replaced. Thus, the number of securities in the Russell Top 50(R) Index over the year will fluctuate according to corporate activity.

When a stock is acquired, delisted, reincorporated outside of the U.S. or moves to the pink sheets on OTC bulletin boards, the stock is deleted from the relevant indices. When acquisitions or mergers take place within the Russell Top 50(R) Index, the stock's capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the Russell Top 50(R) Index. The only additions between reconstitution dates are as a result of spin-offs and eligible initial public offerings ("IPOs").

Maintaining the Russell Top 50(R) Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. In addition, significant changes to outstanding share capital changes are made at month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments will be made at the open of the ex-date using previous day closing prices.

COMMENCEMENT DATES OF THE UNDERLYING INDICES


The S&P Equal Weight Index and the Russell Top 50(R) Index commenced operations on January 8, 2003 and April 14, 2005, respectively.


INDEX AVAILABILITY

Each Underlying Index is calculated continuously and widely disseminated to major data vendors.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES


The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE FUNDS

Each Fund shall not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.


4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.


7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

5. Change its investment strategy to invest at least 90% of its net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in its Underlying Index without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitations in 4 and 5 above that are specifically based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above, under the heading "Fundamental Policies of the Funds." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter. For purposes of non-fundamental policy 1, a Fund shall be deemed not to have warrants acquired by the Fund as a result of a corporate action or some other event affecting the companies in which it invests.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution", as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters," but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Funds are listed and traded on the Exchange. The shares of each Fund will trade on the Exchange at prices that may differ to some degree from a Fund's NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker's commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, the Funds paid the following aggregate brokerage commissions:

                               FUND      AGGREGATE BROKERAGE       AGGREGATE BROKERAGE       AGGREGATE BROKERAGE
                            INCEPTION  COMMISSIONS DURING THE      COMMISSIONS DURING      COMMISSIONS DURING THE
FUND NAME                      DATE    FISCAL YEAR ENDED 2008  THE FISCAL YEAR ENDED 2007  FISCAL YEAR ENDED 2006
---------                   ---------  ----------------------  --------------------------  ----------------------
Rydex S&P Equal Weight ETF   04/24/03         $689,127                  $444,572                   $321,939
Rydex Russell Top 50 ETF     05/04/05         $ 59,394                  $5,279                     $ 11,454


Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of increases or decreases in the Funds' assets over those periods.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.


Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.


To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.


In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. FINRA (formerly, the NASD) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

For the fiscal year ended October 31, 2008, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Advisor or Rydex Distributors, Inc. (the "Distributor"), the distributor of the Funds' shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board, including those who are not "interested persons" of the Funds, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

For the fiscal years ended October 31, 2008, October 31, 2007 and October 31 2006, the Funds did not pay any brokerage commissions to the Distributor.

SECURITIES OF "REGULAR BROKER-DEALERS." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of October 31, 2008, the following Funds held the following securities of the Trust's "regular brokers or dealers:"

                                                                 MARKET
         FUND NAME                     ISSUER             VALUE OF INVESTMENT
         ---------           --------------------------   -------------------
Rydex S&P Equal Weight ETF   State Street Corp.               $ 1,665,897
                             JP Morgan Chase & Co.            $ 2,313,795
                             Merrill Lynch & Co. Inc.         $ 1,877,664
                             Goldman Sachs Group, Inc.        $ 1,923,908
                             Bank New York Mellon Corp.       $ 2,292,693
                             Bank of America Corp.            $ 1,784,133
Rydex Russell Top 50 ETF     JP Morgan Chase & Co.            $14,161,125
                             Goldman Sachs Group, Inc.        $ 3,720,443
                             Bank of America Corp.            $10,708,519

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. For the fiscal years ended October 31, 2008 and October 31, 2007, the portfolio turnover rate for each Fund was as follows:

                               PORTFOLIO
                             TURNOVER RATE
                             -------------
           FUND               2008   2007
           ----               ----   ----
Rydex S&P Equal Weight ETF     32%    25%
Rydex Russell Top 50 ETF       10%     8%

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                            POSITION(S) HELD                                                   IN
                                  WITH                                                        FUND
                               THE TRUST,                                                    COMPLEX
      NAME, ADDRESS          TERM OF OFFICE                                                 OVERSEEN         OTHER
       AND AGE OF            AND LENGTH OF                PRINCIPAL OCCUPATION(S)          BY TRUSTEE/   DIRECTORSHIPS
     TRUSTEE/OFFICER          TIME SERVED                   DURING PAST 5 YEARS              OFFICER    HELD BY TRUSTEE
-------------------------  -------------------  -----------------------------------------  -----------  ---------------
                                                           INTERESTED TRUSTEES*
Michael P. Byrum (38)      Trustee from         PADCO ADVISORS, INC.:                           157     None
                           2005 to present.     Chief Investment Officer from August 2006
                                                to present; Chief Operating Officer of
                                                PADCO Advisors, Inc. from October 2003 to
                                                May 2004; Executive Vice President from
                                                December 2002 to May 2004; President from
                                                May 2004 to present; and Secretary from
                                                December 2002 to present

                                                PADCO ADVISORS II, INC.:
                                                Chief Investment Officer from August 2006
                                                to present; Chief Operating Officer of
                                                PADCO Advisors II, Inc. from December
                                                2003 to May 2004; Executive Vice
                                                President from December 2002 to May 2004;
                                                President from May 2004 to present; and
                                                Secretary from December 2002 to present

                                                RYDEX ADVISORY SERVICES:
                                                President from August 2004 to present

                                                RYDEX CAPITAL PARTNERS I, LLC:
                                                President and Secretary from October

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                            POSITION(S) HELD                                                   IN
                                  WITH                                                        FUND
                               THE TRUST,                                                    COMPLEX
      NAME, ADDRESS          TERM OF OFFICE                                                 OVERSEEN         OTHER
       AND AGE OF            AND LENGTH OF                PRINCIPAL OCCUPATION(S)          BY TRUSTEE/   DIRECTORSHIPS
     TRUSTEE/OFFICER          TIME SERVED                   DURING PAST 5 YEARS              OFFICER    HELD BY TRUSTEE
-------------------------  -------------------  -----------------------------------------  -----------  ---------------
                                                2003 to April 2007

                                                RYDEX CAPITAL PARTNERS II, LLC:
                                                President and Secretary from October 2003
                                                to April 2007

                                                RYDEX DISTRIBUTORS, INC.:
                                                Secretary from December 2001 to May 2004;
                                                Executive Vice President from December
                                                2002 to May 2004; and Chief Operating
                                                Officer from December 2003 to May 2004

                                                RYDEX FUND SERVICES, INC.:
                                                Secretary from December 2002 to present;
                                                Executive Vice President from December
                                                2002 to August 2006; and Chief Operating
                                                Officer from December 2003 to May 2004

                                                RYDEX HOLDINGS, INC.:
                                                Secretary from December 2005 to present
                                                and Executive Vice President from
                                                December 2005 to August 2006

                                                ADVISOR RESEARCH CENTER, INC.:
                                                Secretary from May 2006 to present and
                                                Executive Vice President from May 2006 to
                                                August 2006

                                                RYDEX SPECIALIZED PRODUCTS, LLC:
                                                Director and Secretary from September
                                                2005 to present

Carl G. Verboncoeur (56)   Trustee from         PADCO ADVISORS, INC.:                           157     None
                           2004 to present;     Director from January 2008 to present;
                           President from       Chief Executive Officer from October 2003
                           2003 to present;     to January 2009; Executive Vice President
                           Vice President       of from December 2002 to October 2003;
                           from 1997 to         President from October 2003 to May 2004;
                           present; and         and Treasurer from December 2002 to
                           Treasurer from       present
                           1997 to 2003.
                                                PADCO ADVISORS II, INC.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                            POSITION(S) HELD                                                   IN
                                  WITH                                                        FUND
                               THE TRUST,                                                    COMPLEX
      NAME, ADDRESS          TERM OF OFFICE                                                 OVERSEEN         OTHER
       AND AGE OF            AND LENGTH OF                PRINCIPAL OCCUPATION(S)          BY TRUSTEE/   DIRECTORSHIPS
     TRUSTEE/OFFICER          TIME SERVED                   DURING PAST 5 YEARS              OFFICER    HELD BY TRUSTEE
-------------------------  -------------------  -----------------------------------------  -----------  ---------------
                                                Director from January 2008 to present;
                                                Chief Executive Officer from December
                                                2003 to January 2009 Executive Vice
                                                President from December 2002 to December
                                                2003; President from December 2002 to May
                                                2004; and Treasurer from December 2003 to
                                                present

                                                RYDEX CAPITAL PARTNERS I, LLC:
                                                Treasurer from October 2003 to April
                                                2007, and Executive Vice President from
                                                October 2003 to August 2006

                                                RYDEX CAPITAL PARTNERS II, LLC:
                                                Treasurer from October 2003 to April
                                                2007, and Executive Vice President from
                                                October 2003 to August 2006

                                                RYDEX ADVISORY SERVICES:
                                                Chief Executive Officer from August 2004
                                                to January 2009

                                                RYDEX DISTRIBUTORS, INC.:
                                                President and Chief Executive Officer
                                                from December 2003 to January 2009;
                                                Treasurer from December 2002 to present;
                                                Executive Vice President from December
                                                2002 to December 2003; and Vice President
                                                from December 2001 to December 2002

                                                RYDEX FUND SERVICES, INC.:
                                                Chief Executive Officer from December
                                                2003 to January 2009; President and
                                                Treasurer from December 2002 to present;
                                                and Executive Vice President from
                                                December 2001 to December 2002

                                                RYDEX HOLDINGS, INC.:
                                                Executive Advisor from January 2009 to
                                                present; Chief Executive Officer,
                                                President and Treasurer from

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                            POSITION(S) HELD                                                   IN
                                  WITH                                                        FUND
                               THE TRUST,                                                    COMPLEX
      NAME, ADDRESS          TERM OF OFFICE                                                 OVERSEEN         OTHER
       AND AGE OF            AND LENGTH OF                PRINCIPAL OCCUPATION(S)          BY TRUSTEE/   DIRECTORSHIPS
     TRUSTEE/OFFICER          TIME SERVED                   DURING PAST 5 YEARS              OFFICER    HELD BY TRUSTEE
-------------------------  -------------------  -----------------------------------------  -----------  ---------------
                                                December 2005 to January 2009

                                                ADVISOR RESEARCH CENTER, INC.:
                                                Chief Executive Officer, President and
                                                Treasurer from May 2006 to January 2009

                                                RYDEX SPECIALIZED PRODUCTS, LLC:
                                                Chief Executive Officer, Director and
                                                Treasurer from September 2005 to January
                                                2009

                                                         INDEPENDENT TRUSTEES

Corey A. Colehour (63)     Trustee and          Retired from August 2006 to present.            157     None
                           Member of the        President and Senior Vice President of
                           Audit and            Schield Management Company (registered
                           Governance and       investment adviser) from 2003 to 2006
                           Nominating
                           Committees from
                           2003 to present.

J. Kenneth Dalton (68)     Trustee and          Retired                                         157     None
                           Member of the
                           Governance and
                           Nominating
                           Committee from
                           2003 to present;
                           and Chairman of
                           the Audit
                           Committee from
                           2006 to present.

John O. Demaret (69)       Chairman of the      Retired                                         157     None
                           Board from 2006
                           to present; and
                           Trustee and
                           Member of the
                           Audit and
                           Governance and
                           Nominating
                           Committees from
                           2003 to present.

Werner E. Keller (68)      Trustee and          Founder and President of Keller Partners,       157     None
                           Member of the        LLC (registered investment

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                            POSITION(S) HELD                                                   IN
                                  WITH                                                        FUND
                               THE TRUST,                                                    COMPLEX
      NAME, ADDRESS          TERM OF OFFICE                                                 OVERSEEN         OTHER
       AND AGE OF            AND LENGTH OF                PRINCIPAL OCCUPATION(S)          BY TRUSTEE/   DIRECTORSHIPS
     TRUSTEE/OFFICER          TIME SERVED                   DURING PAST 5 YEARS              OFFICER    HELD BY TRUSTEE
-------------------------  -------------------  -----------------------------------------  -----------  ---------------
                                                adviser) from 2005 to present; and
                           Audit and            retired from 2001 to 2005
                           Governance and
                           Nominating
                           Committees from
                           2005 to present.

Thomas F. Lydon, Jr. (49)  Trustee and          President of Global Trends Investments          157     Board of
                           Member of the        (registered investment adviser) from 1996               Directors of US
                           Audit and            to present                                              Global Investors
                           Governance and                                                               since April 1995
                           Nominating
                           Committees from
                           2005 to present.

Patrick T. McCarville      Trustee,             Chief Executive Officer of Par                  157     None
(66)                       Chairman of the      Industries, Inc., d/b/a Par Leasing from
                           Governance and       1977 to present
                           Nominating
                           Committee and
                           Member of the
                           Audit Committee
                           from 2003 to
                           present.

Roger Somers (64)          Trustee and          Founder and Chief Executive Officer of          157     None
                           Member of the        Arrow Limousine from 1965 to present
                           Audit and
                           Governance and
                           Nominating
                           Committees from
                           2003 to present.

                                                                 OFFICERS
Nick Bonos (45)            Vice President       Senior Vice President of Fund Services of       157     Not Applicable
                           and Treasurer        PADCO Advisors, Inc. from August 2006 to
                           from 2003 to         present; Senior Vice President of Rydex
                           present.             Fund Services, Inc. from December 2003
                                                to August 2006; Vice President of
                                                Accounting, Rydex Fund Services, Inc.
                                                from 2001 to 2003; and Chief Financial
                                                Officer and Manager of

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                            POSITION(S) HELD                                                   IN
                                  WITH                                                        FUND
                               THE TRUST,                                                    COMPLEX
      NAME, ADDRESS          TERM OF OFFICE                                                 OVERSEEN         OTHER
       AND AGE OF            AND LENGTH OF                PRINCIPAL OCCUPATION(S)          BY TRUSTEE/   DIRECTORSHIPS
     TRUSTEE/OFFICER          TIME SERVED                   DURING PAST 5 YEARS              OFFICER    HELD BY TRUSTEE
-------------------------  -------------------  -----------------------------------------  -----------  ---------------
                                                Rydex Specialized Products, LLC from
                                                September 2005 to present

Joanna M. Haigney (42)     Chief Compliance     Chief Compliance Officer of PADCO               157     Not Applicable
                           Officer from         Advisors, Inc. and PADCO Advisors II,
                           2004 to present;     Inc. from May 2005 to present and Rydex
                           and Secretary        Capital Partners I, LLC and Rydex Capital
                           from 2000 to         Partners II, LLC from August 2006 to
                           present.             April 2007; Vice President of Compliance
                                                of PADCO Advisors, Inc. from August 2006
                                                to present; Assistant Secretary of Rydex
                                                Distributors, Inc. from December 2001 to
                                                December 2003; and Vice President of
                                                Rydex Distributors, Inc. from December
                                                2003 to May 2004 and Rydex Fund Services,
                                                Inc. from December 2001 to August 2006

Joseph Arruda (42)         Assistant            Vice President of PADCO Advisors, Inc.          157     Not Applicable
                           Treasurer from       and PADCO Advisors II, Inc. from 2004 to
                           2006 to present.     present; Director of Accounting of PADCO
                                                Advisors, Inc. and PADCO Advisors II,
                                                Inc. from 2003 to 2004; Vice President of
                                                Mutual Funds, State Street Bank & Trust
                                                from 2000 to 2003

Paula Billos (34)          Controller from      Director of Fund Administration of PADCO        157     Not Applicable
                           2006 to present.     Advisors, Inc. and PADCO Advisors II,
                                                Inc. from 2001 to present


* Messrs. Verboncoeur and Byrum are "interested" persons of the Trust, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds' Advisor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.


GOVERNANCE AND NOMINATING COMMITTEE. The Board has a standing Governance and Nominating Committee that is composed of each of the independent trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Governance and Nominating Committee is to identify, recommend and nominate candidates to fill vacancies, if any, on the Trust's Board. The Governance and Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. The Governance and Nominating Committee also reviews the compensation for the Board members. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Governance and Nominating Committee. The Governance and Nominating Committee met two (2) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Other than the Funds listed below, none of the Trustees beneficially own shares of the Funds as of December 31, 2008. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of Trust own less than 1% of the outstanding shares of the Trust.

                                                                      AGGREGATE DOLLAR
                                                                     RANGE OF SHARES IN
                                                     DOLLAR RANGE      ALL RYDEX FUNDS
         NAME                   FUND NAME           OF FUND SHARES  OVERSEEN BY TRUSTEE*
         ----          --------------------------  ---------------  --------------------
                                   INTERESTED TRUSTEES
Michael P. Byrum       Rydex S&P Equal Weight ETF  $10,001-$50,000    $50,001-$100,000
Carl G. Verboncoeur    Rydex S&P Equal Weight ETF  $10,001-$50,000      Over $100,000
                                  INDEPENDENT TRUSTEES
Corey A. Colehour                 None                   None           $10,001-$50,000
J. Kenneth Dalton                 None                   None           $10,001-$50,000
John O. Demaret                   None                   None            Over $100,000
Thomas F. Lydon, Jr.              None                   None                None
Werner E. Keller                  None                   None            Over $100,000
Patrick T. McCarville             None                   None           $10,001-$50,000
Roger J. Somers                   None                   None            Over $100,000


* Includes shares held in series of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended October 31, 2008:


                                        PENSION OR
                                        RETIREMENT
                                         BENEFITS       ESTIMATED
                         AGGREGATE      ACCRUED AS        ANNUAL
                       COMPENSATION  PART OF TRUST'S  BENEFITS UPON  TOTAL COMPENSATION FROM
   NAME OF TRUSTEE      FROM TRUST       EXPENSES       RETIREMENT        FUND COMPLEX *
   ---------------     ------------  ---------------  -------------  -----------------------
                                    INTERESTED TRUSTEES**
Carl Verboncoeur          $     0           $0              $0               $     0
Michael P. Byrum          $     0           $0              $0               $     0
                                    INDEPENDENT TRUSTEES
Corey A. Colehour         $28,000           $0              $0               $150,000
J. Kenneth Dalton         $30,400           $0              $0               $162,500
John O. Demaret           $35,400           $0              $0               $187,500
Patrick T. McCarville     $29,200           $0              $0               $156,250
Roger J. Somers           $28,000           $0              $0               $150,000
Werner E. Keller          $28,000           $0              $0               $150,000
Thomas F. Lydon, Jr.      $28,000           $0              $0               $150,000

* Represents total compensation for service as Trustee of the Trust, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex Series Funds.

** Messrs. Verboncoeur and Byrum are Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Advisor. As officers of the Advisor, they do not receive compensation from the Trust.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. The Code of Ethics is on file with the SEC and is available to the public.


PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.


THE ADVISOR AND THE ADVISORY AGREEMENT


PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994 and, together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Rydex Investments.

On January 18, 2008, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") acquired Rydex Holdings, Inc., the Advisor's parent company, together with several other Rydex entities. As a result, the Advisor has undergone a change of control and is now a subsidiary of Security Benefit. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.


Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. As of February 1, 2009, net assets under management of the Advisor and its affiliates were approximately $12 billion. Pursuant to the Advisory Agreement, the Advisor is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. Each Fund pays the Advisor the following fee at an annual rate based on the average daily net assets for that Fund. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, the Funds paid the Advisor the following investment advisory fees:

                                                     ADVISORY FEE  ADVISORY FEE  ADVISORY FEE
                                             FUND    PAID FOR THE  PAID FOR THE  PAID FOR THE
                                          INCEPTION   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
           FUND NAME        ADVISORY FEE     DATE     ENDED 2008    ENDED 2007    ENDED 2006
           ---------        ------------  ---------  ------------  ------------  ------------
Rydex S&P Equal Weight ETF      0.40%      04/23/03   $5,534,323     $8,585,186   $6,067,717
Rydex Russell Top 50 ETF        0.20%      05/04/05   $1,140,279     $1,114,984   $  326,403


The Advisor manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the member of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of a Fund in order to limit the Fund's operating expenses as described in the Prospectus.

PORTFOLIO MANAGERS


This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

                    REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                       COMPANIES(1,2)             VEHICLES(1)           OTHER ACCOUNTS(1)
                  ------------------------  -----------------------  -----------------------
                  NUMBER OF                 NUMBER OF                NUMBER OF
    NAME           ACCOUNTS   TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS
    ----          ---------  -------------  ---------  ------------  ---------  ------------
Michael P. Byrum     150     $10.2 Billion      0           N/A          1      < $5 Million
Michael Dellapa      150     $10.2 Billion      0           N/A          7      < $5 Million
Ryan Harder          150     $10.2 Billion      0           N/A          6      < $5 Million

(1)  Information provided is as of October 31, 2008.

(2) The portfolio managers manage two registered investment companies, the Rydex Series Funds Multi-Cap Core Equity Fund and Rydex Variable Trust Multi-Cap Core Equity Fund, that are subject to a performance based advisory fee. The two Funds had $16.6 million in assets under management as of December 31, 2008.


CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by three components. The first component is a comparison of the portfolio manager's Fund performance, calculated on a pre-tax basis, relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio managers. Mutual fund peers do not exist for all Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500(R) Index, will be used for each Rydex Fund that seeks to track the performance of a published index. For a complete list and description of the external benchmarks used by the Funds, see "More Information About the Funds - Benchmarks and Investment Methodology" in the Funds' Prospectuses. An internal benchmark, such as the inverse of the S&P 500(R) Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's overall profitability as measured by its profit margin. The third component used to determine the discretionary bonus is based on a number of more subjective, but equally important, factors, including a portfolio manager's enhancements to existing products, creation of new products and concepts, support of sales, marketing, and client service, and contributions to the advancement of the organization as a whole.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of those Funds listed below, none of the portfolio managers beneficially owned shares of the Funds as of October 31, 2008.

                                                 DOLLAR RANGE OF FUND
PORTFOLIO MANAGER            FUND NAME                  SHARES
-----------------   --------------------------   --------------------
Michael P. Byrum    Rydex S&P Equal Weight ETF     $10,001 - $50,000
Michael Dellapa                None                       $0
Ryan Harder                    None                       $0

ADMINISTRATION, CUSTODY AND TRANSFER AGENCY AGREEMENTS

State Street Bank and Trust Company (the "Administrator" or "Custodian" or "Transfer Agent") serves as Administrator, Custodian and Transfer Agent for the Funds. Its principal address is P.O. Box 5049, Boston, Massachusetts 02206-5049. Under an Administration Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under a Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. The Advisor compensates the Administrator directly for the foregoing services.

For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, the Funds paid the Administrator the following custody, administration and transfer agency expenses:

                                             CUSTODY,              CUSTODY,              CUSTODY,
                                        ADMINISTRATION AND    ADMINISTRATION AND    ADMINISTRATION AND
                                          TRANSFER AGENCY       TRANSFER AGENCY       TRANSFER AGENCY
                               FUND    EXPENSES PAID DURING  EXPENSES PAID DURING  EXPENSES PAID DURING
                            INCEPTION     THE FISCAL YEAR       THE FISCAL YEAR         FISCAL YEAR
FUND NAME                      DATE         ENDED 2008            ENDED 2007            ENDED 2006
---------                   ---------  --------------------  --------------------  --------------------
Rydex S&P Equal Weight ETF   04/23/03        $1,022,344          $1,119,344.28          $550,815.24
Rydex Russell Top 50 ETF     05/04/05        $ 403,950           $  286,409.63          $ 59,541.06

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement") the Distributor located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.


The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of each Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by a Fund. Each Fund's current distribution and shareholder services plan, as well as a description of the services performed under the plan, is described below.

DISTRIBUTION PLAN. Each Fund has adopted a Distribution Plan applicable to the shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of a Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.


No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2010. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

For the fiscal year ended October 31, 2008, the Funds did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges.


COSTS AND EXPENSES. Each Fund bears all expenses of its operation other than those assumed by the Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

BUSINESS CONTINUITY AND DISASTER RECOVERY. The Advisor and the Distributor (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of any class of the Trust's outstanding equity securities as of January 31, 2009.

                                      NAME OF                                          PERCENTAGE OF FUND
FUND NAME                         BENEFICIAL OWNER       ADDRESS OF BENEFICIAL OWNER      SHARES OWNED
---------                    -------------------------   ---------------------------   ------------------
Rydex S&P Equal Weight ETF   Charles Schwab & Co. Inc.   211 Main Street,                    18.14%
                                                         San Francisco, CA 94105
                             National Financial          200 Liberty Street,                 11.06%
                             Services LLC                New York, NY  10281
                             Merrill Lynch               101 Hudson Street,                   7.72%
                                                         Jersey City, NJ 07302
                             Pershing LLC                1 Pershing Place,                    7.04%
                                                         Jersey City, NJ 07399
                             Citigroup Global Markets    333 W. 34th Street,                  5.94%
                                                         New York, NY  10001
Rydex Russell Top 50 ETF     Charles Schwab & Co. Inc.   211 Main Street,                    14.31%
                                                         San Francisco, CA 94105
                             JP Morgan Chase Bank NA     14201 Dallas Parkway,               11.05%
                                                         Dallas, TX 75254
                             Citigroup Global Markets    333 W. 34th Street,                  7.53%
                                                         New York, NY 10001
                             National Financial          200 Liberty Street,                  7.26%
                             Services LLC                New York, NY 10281
                             Northern Trust Company      50 South LaSalle Street,             5.00%
                                                         Chicago, IL 60675


BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

Depository Trust Company ("DTC") acts as securities depository for each Fund's shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").


Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of any Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.


A "Business Day" with respect to the Funds is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities - the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the Fund's Underlying Index and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation
Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- I.E., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a

Fund and will affect the value of the shares; but the Advisor, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index being tracked by a Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding share of a Fund.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Funds). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) ("Closing Time"), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING THE CLEARING PROCESS. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.


PLACEMENT OF CREATION ORDERS OUTSIDE OF THE CLEARING PROCESS. Fund Deposits made outside of the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities by 11:00 a.m. and the Cash Component by 2:00 p.m., Eastern Time on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of a Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.


Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 or 4:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Funds if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, assessed per transaction, as follows:


           FUND               CREATION TRANSACTION FEE
           ----               ------------------------
Rydex S&P Equal Weight ETF             $2,000
Rydex Russell Top 50(R) ETF            $  500


An additional charge of up to four (4) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.


With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 am, Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.


Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee". In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

PLACEMENT OF REDEMPTION ORDERS USING THE CLEARING PROCESS. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.


PLACEMENT OF REDEMPTION ORDERS OUTSIDE OF THE CLEARING PROCESS. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., Eastern Time, respectively, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.


After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.


The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m., Eastern Time, if transmitted by other means on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or
(2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the shares of a Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.


If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee, assessed per transaction as follows:


            FUND              REDEMPTION TRANSACTION FEE
            ----              --------------------------
Rydex S&P Equal Weight ETF              $2,000
Rydex Russell Top 50(R) ETF             $  500


An additional charge of up to four (4) times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating NAV."

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for a Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.


DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.


FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY (RIC) STATUS


The Funds will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year each Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, the excess, if any, of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that a Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:
(a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").


In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders, and as qualified dividend income for individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had a Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.


Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. A Fund's shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Funds may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a ?taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15% for taxable years beginning before January 1, 2011. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

The Funds may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. The Funds may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

BACK-UP WITHHOLDING

The Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

FOREIGN SHAREHOLDERS

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

OTHER ISSUES

The Funds may be subject to tax or taxes in certain states where the Funds do business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION


The Trust currently consists of thirty-one (31) funds, including funds not offered in this SAI. The Board may designate additional funds. Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Funds, and in the net distributable assets of the Funds on liquidation.


PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.


Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market. This information typically reflects a Fund's anticipated holdings on the following business day. Daily access to information concerning a Fund's portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.rydexinvestments.com. More information about this disclosure is available at www.rydexinvestments.com.


From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

The Funds' chief compliance officer, or a compliance manager designated by the chief compliance officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of each Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' chief compliance officer and the Fund, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the policies and procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the policies and procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund.


In addition to the permitted disclosures described above, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

SHAREHOLDER INQUIRIES


You may visit the Trust's web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S


The Rydex S&P Equal Weight ETF (the "S&P Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the S&P Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P Fund particularly or the ability of the S&P Equal Weight Index (the "S&P Index") to track general stock market performance. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain of its trademarks and of the S&P Index which is determined, composed and calculated by S&P without regard to Licensee or the S&P Fund. S&P has no obligation to take the needs of Licensee or the owners of the S&P Fund into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P Fund or the timing of the issuance or sale of the S&P Fund or in the determination or calculation of the equation by which the S&P Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the S&P Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to the results to be obtained by Licensee, owners of the S&P Fund, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Index or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Rydex Investments.


FRANK RUSSELL COMPANY ("RUSSELL")

The Rydex Russell Top 50(R) ETF is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation or warranty, express or implied, to the owners of the Rydex Russell Top 50(R) ETF or any member of the public regarding the advisability of investing in securities generally or in the Rydex Russell Top 50(R) ETF particularly or the ability of the Russell Top 50(R) Index to track general stock market performance or a segment of the same. Russell's publication of the Russell Top 50(R) Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell Top 50(R) Index is based. Russell's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names of Russell and of the Russell Top 50(R) Index which is determined, composed and calculated by Russell without regard to the Licensee or the Rydex Russell Top 50(R) ETF. Russell is not responsible for and has not reviewed the Rydex Russell Top 50(R) ETF nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Top 50(R) Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Rydex Russell Top 50(R) ETF.

Russell does not guarantee the accuracy and/or the completeness of the Russell Top 50(R) Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to results to be obtained by the Licensee, investors, owners of the Rydex Russell Top 50(R) ETF, or any other person or entity from the use of the Russell Top 50(R) Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Russell Top 50(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Frank Russell(R)," "Russell(R)," and "Russell 2000(R)" are trademarks of Russell and have been licensed for use by the Licensee.

COUNSEL


Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, serves as the independent registered public accounting firm to the Trust and the Funds.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), P.O. Box 5049, Boston, MA 02206-5049, serves as custodian for the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS


The Trust's financial statements and financial highlights for the fiscal year ended October 31, 2008 appearing in the Trust's Annual Report, filed with the SEC on January 9, 2009 via EDGAR Accession No. 0000950135-09-000164 are incorporated by reference into this SAI. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

The financial highlights for each of the two years in the period ended October 31, 2005 for the Rydex S&P Equal Weight ETF and the Rydex Russell Top 50(R) ETF have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as indicated in their report thereon, and are included in reliance upon such report, given on the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.


The Trust's Annual Report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-820-0888.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION

     PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II. PROXY VOTING POLICIES AND PROCEDURES

     A.   Proxy Voting Policies

     Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.


     The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.


     B.   Proxy Voting Procedures

     Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such

Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:


     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

     The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and


     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

     To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (i.e., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (i.e., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV. SECURITIES SUBJECT TO LENDING ARRANGEMENTS

     For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V. SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

     Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI. ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

     Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (i.e., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION


     Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.


     Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information,

     With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.


     Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

     Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (i.e., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections                     Vote With Mgt.
B. Chairman and CEO is the Same Person                            Vote With Mgt.
C. Majority of Independent Directors                              Vote With Mgt.
D. Stock Ownership Requirements                                   Vote With Mgt.
E. Limit Tenure of Outside Directors                              Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection  Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions                 Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election             Vote With Mgt.
B. Reimburse Proxy Solicitation                                   Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                             Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board                             Vote With Mgt.
B. Cumulative Voting                                              Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                   Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification                Case-by-Case
B. Fair Price Provisions                                          Vote With Mgt.
C. Supermajority Shareholder Vote Requirement
   To Amend the Charter or Bylaws                                 Vote With Mgt.

D. Supermajority Shareholder Vote Requirement                     Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                            Vote With Mgt.
B. Equal Access                                                   Vote With Mgt.

C. Bundled Proposals                                              Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                     Vote With Mgt.
B. Stock Splits                                                   Vote With Mgt.
C. Reverse Stock Splits                                           Vote With Mgt.
D. Preemptive Rights                                              Vote With Mgt.
E. Share Repurchase Programs                                      Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and Directors Pay     Case-by-Case
B. Shareholder Ratification of Golden and Tin Parachutes          Vote With Mgt.
C. Employee Stock Ownership Plans                                 Vote With Mgt.
D. 401(k) Employee Benefit Plans                                  Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                 Vote With Mgt.
B. Voting on Reincorporation Proposals                            Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                       Case-by-Case
B. Corporate Restructuring                                        Vote With Mgt.
C. Spin-Offs                                                      Vote With Mgt.
D. Liquidations                                                   Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications                          Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 RYDEX ETF TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850


                            800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM


Rydex ETF Trust (the "Trust") is an investment company offering professionally managed investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (each a "Fund" and collectively, the "Funds"):


                          RYDEX S&P 500 PURE VALUE ETF
                          RYDEX S&P 500 PURE GROWTH ETF
                       RYDEX S&P MIDCAP 400 PURE VALUE ETF
                      RYDEX S&P MIDCAP 400 PURE GROWTH ETF
                      RYDEX S&P SMALLCAP 600 PURE VALUE ETF
                     RYDEX S&P SMALLCAP 600 PURE GROWTH ETF
                RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF
                   RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF
                        RYDEX S&P EQUAL WEIGHT ENERGY ETF
                      RYDEX S&P EQUAL WEIGHT FINANCIALS ETF
                     RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF
                     RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF
                      RYDEX S&P EQUAL WEIGHT MATERIALS ETF
                      RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF
                      RYDEX S&P EQUAL WEIGHT UTILITIES ETF


This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus, dated March 1, 2009. Capitalized terms not defined herein are defined in the Prospectus. Copies of the Funds' Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Funds' financial statements for the fiscal year ended October 31, 2008 are included in the Funds' Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

                      The date of this SAI is March 1, 2009

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST......................................      1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS.........................      1
MORE INFORMATION ABOUT THE UNDERLYING INDICES............................     12
INVESTMENT RESTRICTIONS..................................................     18
CONTINUOUS OFFERING......................................................     19
EXCHANGE LISTING AND TRADING.............................................      X
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................      X
MANAGEMENT OF THE TRUST..................................................     24
PRINCIPAL HOLDERS OF SECURITIES..........................................     38
BOOK ENTRY ONLY SYSTEM...................................................     42
CREATION AND REDEMPTION OF CREATION UNITS................................     43
DETERMINATION OF NET ASSET VALUE.........................................     50
DIVIDENDS, DISTRIBUTIONS, AND TAXES......................................     51
OTHER INFORMATION........................................................      X
INDEX PUBLISHERS INFORMATION.............................................      X
COUNSEL..................................................................      X
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................      X
CUSTODIAN................................................................      X
FINANCIAL STATEMENTS.....................................................     58
APPENDIX A - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES......    A-1

GENERAL INFORMATION ABOUT THE TRUST


The Trust, an open-end management investment company, was organized as a Delaware statutory trust on November 22, 2002. The Trust currently consists of thirty-one (31) investment portfolios (i.e., funds), which include the Trust's fourteen (14) Inverse and Leveraged ETFs and two (2) Rydex S&P Equal Weight and Rydex Russell Top 50(R) ETFs (which are described in separate SAIs) as well as the Funds. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the Funds are listed and traded on the NYSE Arca, Inc. (the "Exchange"). The shares of each Fund will trade on the Exchange at market prices that may be below, at, or above net asset value ("NAV") of such Fund.


Each Fund offers and issues shares at NAV only in aggregated lots of 50,000 shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for: (i) a basket of equity securities included in its Underlying Index, as defined below, (the "Deposit Securities"); and (ii) an amount of cash (the "Cash Component"). Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment.


The Trust reserves the right to offer an "all cash" option for creations and redemptions of Creation Units for any Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the "Creation and Redemption of Creation Units" section for detailed information.


INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL


Each Fund's investment objective is to replicate as closely as possible, before fees and expenses, the performance of its respective Underlying Index. Each Fund's investment objective is non-fundamental and may be changed without the consent of the holders of a majority of each Fund's outstanding shares. Additional information concerning each Fund's investment objective and principal investment strategies is contained in the Prospectus. Additional information concerning each Fund's Underlying Index is included below under the heading "More Information About the Underlying Indices."

The Funds seek to achieve their respective objectives by using a "replication" strategy to try to track their Underlying Indices. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

Portfolio management is provided to the Funds by the Trust's investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectus may, consistent with the Funds' investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies.

There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to the Funds will result in the achievement of the Funds' respective objectives. The following information supplements, and should be read in conjunction with the Funds' Prospectus.

BORROWING

Each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use this form of leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.


Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940 (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

EQUITY SECURITIES


The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Funds may invest in the types of equity securities described in more detail below.


- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.


- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.


- WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. As a matter of non-fundamental policy, the Funds do not invest in warrants. However, each fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Funds generally intend to hold such warrants until they expire. The Funds, however, reserve the right to exercise the warrants.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Funds may use futures contracts and related options (i) for bona fide hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the SEC rules and interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.


Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.


OPTIONS. The Funds may purchase and write put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's investment objective. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.


All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.


The Funds may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."


The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter ("OTC"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES


While none of the Funds anticipate doing so, each Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund.


If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments, such as exchange-traded funds ("ETFs") that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.


Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER


"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Funds. In addition, a Fund's portfolio turnover level may adversely affect the ability of each Fund to achieve its investment objective. Because each Fund's portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what each Fund's actual portfolio turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with financial institutions. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Fund does not expect to engage, under normal circumstances, in repurchase agreements with respect to more than 33 1/3% of its assets.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Although there is no limit on the percentage of fund assets that can be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets.

SWAP AGREEMENTS

The Funds may enter into equity index and interest rate swap agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. No Fund will enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.


Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay each Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.


Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.


Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the swap counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR

The following factors may affect the ability of each Fund to achieve correlation with the performance of each Fund's benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) the Fund holding less than all of the securities in the Underlying Index and/or securities not included in the Underlying Index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) the Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the Underlying Index that are not disseminated in advance; (8) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) early or unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions. Each Fund's performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.


MORE INFORMATION ABOUT THE UNDERLYING INDICES

INDEX DESCRIPTIONS

Each Fund seeks to provide investment results that replicate as closely as possible, before expenses, the performance of a specific benchmark. The current benchmark for each Fund is set forth below and a description of each Fund's Underlying Index (each an "Underlying Index" and collectively, the "Underlying Indices") is set forth in the Funds' Prospectus under "More Information About the Funds - Benchmarks and Investment Methodology."

FUND                                                                     BENCHMARK
----                                                ---------------------------------------------------
Rydex S&P Pure Value ETF                            S&P 500/Citigroup Pure Value Index
Rydex S&P Pure Growth ETF                           S&P 500/Citigroup Pure Growth Index
Rydex S&P MidCap 400 Pure Value ETF                 S&P MidCap 400/Citigroup Pure Value Index
Rydex S&P MidCap 400 Pure Growth ETF                S&P MidCap 400/Citigroup Pure Growth Index
Rydex S&P SmallCap 600 Pure Value ETF               S&P SmallCap 600/Citigroup Pure Value Index
Rydex S&P SmallCap 600 Pure Growth ETF              S&P SmallCap 600/Citigroup Pure Growth Index
Rydex S&P Equal Weight Consumer Discretionary ETF   S&P Equal Weight Index Consumer Discretionary Index
Rydex S&P Equal Weight Consumer Staples ETF         S&P Equal Weight Index Consumer Staples Index
Rydex S&P Equal Weight Energy ETF                   S&P Equal Weight Index Energy
Rydex S&P Equal Weight Financials ETF               S&P Equal Weight Index Financials
Rydex S&P Equal Weight Health Care ETF              S&P Equal Weight Index Health Care
Rydex S&P Equal Weight Industrials ETF              S&P Equal Weight Index Industrials
Rydex S&P Equal Weight Materials ETF                S&P Equal Weight Index Materials
Rydex S&P Equal Weight Technology ETF               S&P Equal Weight Index Technology
Rydex S&P Equal Weight Utilities ETF                S&P Equal Weight Index Utilities

Each of the Rydex S&P Equal Weight Consumer Discretionary ETF, Rydex S&P Equal Weight Consumer Staples ETF, Rydex S&P Equal Weight Energy ETF, Rydex S&P Equal Weight Financials ETF, Rydex S&P Equal Weight Health Care ETF, Rydex S&P Equal Weight Industrials ETF, Rydex S&P Equal Weight Materials ETF, Rydex S&P Equal Weight Technology ETF and Rydex S&P Equal Weight Utilities ETF (the "Rydex S&P Equal Weight Sector ETFs") are composed of component stocks, each of which is a member of the S&P 500 Equal Weight Index, which itself is composed of the same constituent equity securities (stocks) as the S&P 500 Index. The Rydex S&P 500 Pure Growth ETF, Rydex S&P 500 Pure Value ETF, Rydex S&P MidCap 400 Pure Growth ETF, Rydex S&P MidCap 400 Pure Value ETF, Rydex S&P SmallCap 600 Pure Growth ETF and Rydex S&P SmallCap 600 Pure Value ETF (the "Rydex S&P Pure Style ETFs") are composed of the same constituent equity securities (stocks) as the S&P 500, S&P MidCap 400 Index and S&P SmallCap 600 Index. The Underlying Indices are compiled by Standard & Poor's, a division of The McGraw Hill Company, Inc. ("Standard & Poor's"). Standard & Poor's is not affiliated with the Rydex S&P Pure Style ETFs, the Rydex S&P Equal Weight Sector ETFs or with the Advisor or its affiliates. The Rydex S&P Pure Style ETFs and Rydex S&P Equal Weight Sector ETFs are entitled to use their Underlying Indices pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Rydex S&P Pure Style ETFs and Rydex S&P Equal Weight Sector ETFs.

The S&P 500/Citigroup Pure Value Index is composed of those S&P 500 companies with the strongest value characteristics. The S&P 500/Citigroup Pure Growth Index contains only those S&P 500 companies with strong growth characteristics. The S&P MidCap 400 is a measure of mid-capitalization stocks of 400 mid-sized companies selected by Standard & Poor's and covers approximately 7% of the U.S. equities market. The S&P MidCap 400/Citigroup Pure Value Index contains only those S&P MidCap 400 companies with strong value characteristics. The S&P MidCap 400/Citigroup Pure Growth Index contains only those S&P MidCap 400 companies with strong growth characteristics. The S&P SmallCap 600 is a measure of small-capitalization stocks of 600 small companies selected by Standard & Poor's and covers approximately 3% of the U.S. equities market. The S&P SmallCap 600/Citigroup Pure Value Index contains only those S&P SmallCap 600 companies with strong value characteristics. The S&P SmallCap 600/Citigroup Pure Growth Index contains only those S&P SmallCap 600 companies with strong growth characteristics.


Standard & Poor's will assign the Component Stocks to each Underlying Index of the Rydex S&P Equal Weight Sector ETFs in accordance with the Global Industry Classification Standard ("GICS"). GICS was created by Standard & Poor's and Morgan Stanley Capital International to establish a consistent set of global sector and industry definitions. The GICS methodology assigns each company to a sub-industry, and to a corresponding industry, industry group and sector, according to the definition of the company's principal business activity. For purposes of the Underlying Indices of the Rydex S&P Equal Weight Sector ETFs, the information technology and telecommunications sectors will be combined into a single sector index. Unlike the S&P 500, where each stock's weight in the index is proportionate to its market value (stock price times number of shares outstanding), each stock included in the Underlying Index of the Rydex S&P Equal Weight Sector ETFs will have the same target weighting as every other stock included in that Underlying Index.

The S&P Equal Weight Index Consumer Discretionary is an unmanaged equal weighted version of the S&P 500 Consumer Discretionary Index and consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500 Index.

The S&P Equal Weight Index Consumer Staples is an unmanaged equal weighted version of the S&P 500 Consumer Staples Index and consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples sector of the S&P 500 Index.

The S&P Equal Weight Index Energy is an unmanaged equal weighted version of the S&P 500 Energy Index and consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500 Index.

The S&P Equal Weight Index Financials is an unmanaged equal weighted version of the S&P 500 Financials Index and consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including investment trusts that comprise the Financials sector of the S&P 500 Index.

The S&P Equal Weight Index Health Care is an unmanaged equal weighted version of the S&P 500 Health Care Index and consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500 Index.

The S&P Equal Weight Index Industrials is an unmanaged equal weighted version of the S&P 500 Industrials Index and consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery, commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the Industrials sector of the S&P 500 Index.

The S&P Equal Weight Index Materials is an unmanaged equal weighted version of the S&P 500 Materials Index and consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500 Index.

The S&P Equal Weight Index Technology is an unmanaged equal weighted version of the S&P 500 Information Technology Index and consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500 Index.

The S&P Equal Weight Index Utilities is an unmanaged equal weighted version of the S&P 500 Utilities Index and consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Utilities sector of the S&P 500 Index.


Standard & Poor's has sole control over the compilation of the S&P Underlying Indices as well as the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. Standard & Poor's also attempts to assure that the S&P Underlying Indices reflect the full range and diversity of the U.S. economy.


S&P INDEX CALCULATION

S&P EQUAL WEIGHT INDEX AND S&P EQUAL WEIGHT SECTOR INDICES. The S&P Equal Weight Index and S&P Equal Weight Sector Indices are calculated using the divisor method as used to calculate the S&P 500 and specific S&P Sector Indices. For example, the initial divisor for the S&P Equal Weight Index is set so as to have a base index value of 1000 on September 30, 1989. The index value is simply the index market value divided by the index divisor.

(1)  INDEX VALUE = Index Market Value/Divisor

(2)  INDEX MARKET VALUE = ("N" over "Sigma" over "i equals "1")
                          (Index Shares)(i) x (Price)(i)

     where "n" is the number of stocks in the index.

At the beginning of each quarterly rebalancing, Index Shares for each constituent are set so as to have each stock in the S&P Equal Weight Index have a weight of 20 basis points. Index Shares for all 500 constituents are calculated using Equation 3, with Weight = 0.02.

(3)  (INDEX SHARES) i, AFTER REBALANCE = (Weight x "510" over "Sigma" over "i equals 1")(Price)(i), rebalance date
                                         divided by (Price)(i), rebalance date)

Several key features of this process should be noted:

- "INDEX SHARES" AND "INDEX MARKET VALUE" ARE ARTIFICIAL CONSTRUCTS: Index Shares shown in the equations here are artificial constructs bearing no relation to actual shares outstanding. These may be fractions, and might be less than 1. Therefore, the Index Market Value is also an artificial construct bearing no relation to the market of the S&P 500. These terms are used simply to show the resemblance between the calculation methodology of the equal weighted and capitalization weighted indices.

- ARITHMETIC MEAN, NOT GEOMETRIC MEAN: In between two rebalancing periods, the index return will be the arithmetic mean of the return of S&P 500 stocks. Therefore, the S&P Equal Weight Index is an arithmetic mean index. Since the arithmetic mean is always greater than the geometric mean, the S&P Equal Weight Index will always provide higher returns than a geometric mean based index.

- NOT ALWAYS EQUALLY WEIGHTED: In between two rebalancing periods, the S&P Equal Weight Index would usually not be equally weighted. Therefore, any return computation starting from a non-rebalancing date would not match the arithmetic average of returns of S&P 500 constituents between those two dates.

- QUARTERLY REBALANCING: Index rebalancing seeks to strike a balance between equal weighted representation of the S&P 500 universe, and the investability of the S&P Equal Weight Index. Based on historical simulation and market conventions, Standard & Poor's has arrived upon a quarterly rebalancing procedure for the S&P Equal Weight Index. The S&P Equal Weight Index will be rebalanced on the third Friday of the quarter-ending month, which coincides with triple witching of index futures, index options and stock options. This date will also coincide the conventional date for quarterly share adjustments of the S&P 500, and with the dates when the S&P/Citigroup Pure Style indices are rebalanced.

At rebalancing, constituents will be assigned Index Shares as given in Equation
3. Also, in order to maintain index series continuity, it is necessary to adjust the divisor.

(4)  (INDEX VALUE) BEFORE REBALANCE = (Index Value) after rebalance

Therefore,

(5)  (DIVISOR) AFTER REBALANCE = (Index Value) after rebalance /
                                 (Index Value) before rebalance

S&P/CITIGROUP PURE STYLE INDICES. The S&P/Citigroup Pure Style Indices are calculated following the divisor-based methodology of the S&P Equal Weight Index.

     INDEX VALUE(t) = Index Market Value(t)/Index Divisor(t)

     INDEX MARKET VALUE(t) = ("N" over "Sigma" over "X to Z") IWF (x,t) times
                             (Index Shares) (x,t) times (PWF)(x) times (Price) (x,t)

WHERE,

IWF(x,t) = INVESTABLE WEIGHT FACTOR OF STOCK X ON DATE t

N        = NUMBER OF STOCKS IN A S&P/CITIGROUP PURE STYLE INDEX ON DATE t

Essentially, the PWF (pure weight factor) term ensures that a S&P/Citigroup Pure Style Index weights each stock according to its style score.

Standard & Poor's will announce the constituents and their weights two to five days before rebalancing.

The PWF is set only once a year at rebalancing. Therefore, only at rebalancing will the stocks be weighted in exact proportion to their style scores. The weights of stocks in a pure style index between rebalancings will depend on their relative price performances.

Since pure style indices are score-weighted, weights of individual stocks should not be affected by corporate actions such as stock splits, spin-offs and rights offerings. Between rebalancings, the PWF might be adjusted to ensure there is no change in a stock's weight after such a corporate action (although in practical terms most of these PWF adjustments would not necessitate any action on the part of a portfolio manager).

S&P INDEX MAINTENANCE

Maintaining the S&P Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on quarterly basis on the Friday near the end of the calendar year.

A company will be removed from the S&P Indices as a result of mergers/acquisitions, bankruptcy, restructuring, or if it no longer representative of its industry group. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

Once a year, the float adjustments will be reviewed. Each company's financial statements will be used to update the major shareholders' ownership. However, any Investable Weight Factor ("IWF") changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action (i.e. privatization, merger, takeover, or share offering.)

Changes in the number of shares outstanding driven by corporate events, such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiration of futures contracts). Implementations of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September, and December. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.spglobal.com.


COMMENCEMENT DATES OF THE UNDERLYING INDICES


The S&P 500/Citigroup Pure Value Index, S&P 500/Citigroup Pure Growth Index, S&P MidCap 400/Citigroup Pure Value Index, S&P MidCap 400/Citigroup Pure Growth Index, S&P SmallCap 600/Citigroup Pure Value Index and S&P SmallCap 600/Citigroup Pure Growth Index commenced operations on September 15, 2005. The S&P Equal Weight Index Consumer Discretionary, S&P Equal Weight Index Consumer Staples, S&P Equal Weight Index Energy, S&P Equal Weight Index Financials,

S&P Equal Weight Index Health Care, S&P Equal Weight Index Industrials, S&P Equal Weight Index Materials, S&P Equal Weight Index Technology, and S&P Equal Weight Index Utilities commenced operations on November 3, 2006.

INDEX AVAILABILITY

Each Underlying Index is calculated continuously and widely disseminated to major data vendors.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE FUNDS

Each Fund shall not:


1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.


4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark or sector selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

5. Change its investment strategy to invest at least 90% of its net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in its Underlying Index without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitations in 4 and 5 above that are specifically based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above, under the heading "Fundamental Policies of the Funds." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter. For purposes of non-fundamental policy 1, a Fund shall be deemed not to have warrants acquired by the Fund as a result of a corporate action or some other event affecting the companies in which it invests.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution", as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters," but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Funds are listed and traded on the Exchange. The shares of each Fund will trade on the Exchange at prices that may differ to some degree from a Fund's NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker's commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, the Funds paid the following aggregate brokerage commissions:

                                            AGGREGATE     AGGREGATE     AGGREGATE
                                            BROKERAGE     BROKERAGE     BROKERAGE
                                           COMMISSIONS   COMMISSIONS   COMMISSIONS
                                  FUND      DURING THE    DURING THE    DURING THE
                               INCEPTION   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND NAME                         DATE      ENDED 2008    ENDED 2007    ENDED 2006
---------                      ---------   -----------   -----------   -----------
Rydex S&P 500 Pure Value ETF    03/01/06     $27,803       $15,393      $  969***
Rydex S&P 500 Pure Growth
   ETF                          03/01/06     $11,169       $ 5,346      $  580***
Rydex S&P MidCap 400 Pure
   Value ETF                    03/01/06     $16,327       $11,985      $  412***
Rydex S&P MidCap 400 Pure
   Growth ETF                   03/01/06     $10,036       $ 7,598      $1,642***
Rydex S&P SmallCap 600 Pure
   Value ETF                    03/01/06     $31,208       $15,804      $  722***
Rydex S&P SmallCap 600 Pure
   Growth ETF                   03/01/06     $ 4,617       $ 5,687      $  893***
Rydex S&P Consumer
   Discretionary ETF            11/01/06     $ 5,485       $ 7,927             **
Rydex S&P Equal Weight
   Consumer Staples ETF         11/01/06     $ 2,487       $ 1,388             **
Rydex S&P Equal Weight
   Energy ETF                   11/01/06     $ 2,955       $ 1,744             **
Rydex S&P Equal Weight
   Financials ETF               11/01/06     $ 7,339       $ 1,207             **
Rydex S&P Equal Weight
   Health Care ETF              11/01/06     $10,520       $10,299             **

                                            AGGREGATE     AGGREGATE     AGGREGATE
                                            BROKERAGE     BROKERAGE     BROKERAGE
                                           COMMISSIONS   COMMISSIONS   COMMISSIONS
                                  FUND      DURING THE    DURING THE    DURING THE
                               INCEPTION   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND NAME                         DATE      ENDED 2008    ENDED 2007    ENDED 2006
---------                      ---------   -----------   -----------   -----------
Rydex S&P Equal Weight
   Industrials ETF              11/01/06     $ 2,130       $1,482              **
Rydex S&P Equal Weight
   Materials ETF                11/01/06     $ 1,815       $1,598              **
Rydex S&P Equal Weight
   Technology ETF               11/01/06     $11,817       $9,597              **
Rydex S&P Equal Weight
   Utilities ETF                11/01/06     $ 2,564       $1,045              **

**   The Fund was not in operation for the period indicated.

***  From commencement of operations on March 1, 2006.


Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of increases or decreases in the Funds' assets over those periods.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.


Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.


To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.


In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. FINRA (formerly, the NASD) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

For the fiscal year ended October 31, 2008, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Advisor or Rydex Distributors, Inc. (the "Distributor"), the distributor of the Funds' shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board, including those who are not "interested persons" of the Funds, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

For the fiscal years ended October 31, 2008, October 31, 2007 and October 31 2006, the Funds did not pay any brokerage commissions to the Distributor.

SECURITIES OF "REGULAR BROKER-DEALERS." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of October 31, 2008, the following Funds held the following securities of the Trust's "regular brokers or dealers:"

                                                                       MARKET VALUE
FUND NAME                                          ISSUER             OF INVESTMENT
---------                               ---------------------------   -------------
Rydex S&P 500 Pure Value ETF            JPMorgan Chase and Co.           $191,400
                                        Merrill Lynch and Co., Inc.      $ 54,989
                                        Bank of America Corp.            $158,797
Rydex S&P Equal Weight Financial ETF    State Street Corporation         $137,203
                                        JPMorgan Chase and Co.           $185,584
                                        Merrill Lynch and Co., Inc.      $126,393
                                        Goldman Sachs Group, Inc.        $154,198
                                        Bank New York Mellon Corp.       $185,787
                                        Bank of America Corp.            $141,685

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. For the fiscal years ended October 31, 2008 and October 31, 2007, the portfolio turnover rate for each Fund was as follows:

                                            PORTFOLIO
                                          TURNOVER RATE
                                          -------------
FUND                                       2008   2007
----                                       ----   ----
Rydex S&P 500 Pure Value ETF                53%    26%
Rydex S&P 500 Pure Growth ETF               30%    24%
Rydex S&P MidCap 400 Pure Value ETF         64%    46%
Rydex S&P MidCap 400 Pure Growth ETF        52%    53%
Rydex S&P SmallCap 600 Pure Value ETF       50%    37%
Rydex S&P SmallCap 600 Pure Growth ETF      63%    51%
Rydex S&P Equal Weight Consumer
   Discretionary ETF                        29%    28%
Rydex S&P Equal Weight Consumer Staples
   ETF                                      25%    19%
Rydex S&P Equal Weight Energy ETF           38%    34%
Rydex S&P Equal Weight Financials ETF       51%    31%
Rydex S&P Equal Weight Health Care ETF      26%    55%
Rydex S&P Equal Weight Industrials ETF      30%    36%
Rydex S&P Equal Weight Materials ETF        34%    31%
Rydex S&P Equal Weight Technology ETF       36%    60%
Rydex S&P Equal Weight Utilities ETF        25%    20%


MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


                                                                                            NUMBER OF
                         POSITION(S) HELD                                                 PORTFOLIOS IN
                               WITH                                                        FUND COMPLEX
    NAME, ADDRESS       THE TRUST, TERM OF                                                   OVERSEEN
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/       OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER        OF TIME SERVED                 DURING PAST 5 YEARS                 OFFICER           HELD BY TRUSTEE
---------------------   ------------------   ------------------------------------------   -------------   ------------------------
                                                       INTERESTED TRUSTEES*

Michael P. Byrum (38)   Trustee from 2005    PADCO ADVISORS, INC.:                              157         None
                        to present.          Chief Investment Officer from August 2006
                                             to present; Chief Operating Officer of
                                             PADCO Advisors, Inc. from October 2003 to
                                             May 2004; Executive Vice President from
                                             December 2002 to May 2004; President from
                                             May 2004 to present; and Secretary from
                                             December 2002 to present

                                             PADCO ADVISORS II, Inc.:
                                             Chief Investment Officer from August 2006
                                             to present; Chief Operating Officer of
                                             PADCO Advisors II, Inc. from December 2003
                                             to May 2004; Executive Vice President from
                                             December 2002 to May 2004; President from
                                             May 2004 to present; and Secretary from
                                             December 2002 to present

                                             RYDEX ADVISORY SERVICES:
                                             President from August 2004 to present

                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             President and Secretary from October 2003
                                             to April 2007

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             President and Secretary from October 2003
                                             to April 2007

                                             RYDEX DISTRIBUTORS, INC.:
                                             Secretary from December 2001 to May 2004;
                                             Executive Vice President from December
                                             2002 to May 2004; and Chief Operating
                                             Officer from December 2003 to May 2004

                                                                                            NUMBER OF
                         POSITION(S) HELD                                                 PORTFOLIOS IN
                               WITH                                                        FUND COMPLEX
    NAME, ADDRESS       THE TRUST, TERM OF                                                   OVERSEEN
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/      OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER        OF TIME SERVED                 DURING PAST 5 YEARS                 OFFICER           HELD BY TRUSTEE
---------------------   ------------------   ------------------------------------------   -------------   ------------------------
                                             RYDEX FUND SERVICES, INC.:
                                             Secretary from December 2002 to present;
                                             Executive Vice President from December
                                             2002 to August 2006; and Chief Operating
                                             Officer from December 2003 to May 2004

                                             RYDEX HOLDINGS, INC.:
                                             Secretary from December 2005 to present
                                             and Executive Vice President from December
                                             2005 to August 2006

                                             ADVISOR RESEARCH CENTER, INC.:
                                             Secretary from May 2006 to present and
                                             Executive Vice President from May 2006 to
                                             August 2006

                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             Director and Secretary from September 2005
                                             to present

Carl G. Verboncoeur     Trustee from 2004    PADCO ADVISORS, INC.:                             157        None
(56)                    to present;          Director from January 2008 to present;
                        President from       Chief Executive Officer from October 2003
                        2003 to present;     to January 2009; Executive Vice President
                        Vice President       of from December 2002 to October 2003;
                        from 1997 to         President from October 2003 to May 2004;
                        present; and         and Treasurer from December 2002 to
                        Treasurer from       present
                        1997 to 2003.

                                             PADCO ADVISORS II, INC.
                                             Director from January 2008 to present;
                                             Chief Executive Officer from December 2003
                                             to January 2009 Executive Vice President
                                             from December 2002 to December 2003;
                                             President from December 2002 to May 2004;
                                             and Treasurer from December 2003 to
                                             present

                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             Treasurer from October 2003 to April 2007,
                                             and Executive Vice President

                                                                                            NUMBER OF
                         POSITION(S) HELD                                                 PORTFOLIOS IN
                               WITH                                                        FUND COMPLEX
    NAME, ADDRESS       THE TRUST, TERM OF                                                   OVERSEEN
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/      OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER        OF TIME SERVED                 DURING PAST 5 YEARS                 OFFICER           HELD BY TRUSTEE
---------------------   ------------------   ------------------------------------------   -------------   ------------------------
                                             from October 2003 to August 2006

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             Treasurer from October 2003 to April 2007,
                                             and Executive Vice President from October
                                             2003 to August 2006

                                             RYDEX ADVISORY SERVICES:
                                             Chief Executive Officer from August 2004
                                             to January 2009

                                             RYDEX DISTRIBUTORS, INC.:
                                             President and Chief Executive Officer
                                             from December 2003 to January 2009;
                                             Treasurer from December 2002 to present;
                                             Executive Vice President from December
                                             2002 to December 2003; and Vice President
                                             from December 2001 to December 2002

                                             RYDEX FUND SERVICES, INC.:
                                             Chief Executive Officer from December
                                             2003 to January 2009; President and
                                             Treasurer from December 2002 to present;
                                             and Executive Vice President from
                                             December 2001 to December 2002

                                             RYDEX HOLDINGS, INC.:
                                             Executive Advisor from January 2009 to
                                             present; Chief Executive Officer,
                                             President and Treasurer from December 2005
                                             to January 2009

                                             ADVISOR RESEARCH CENTER, INC.:
                                             Chief Executive Officer, President and
                                             Treasurer from May 2006 to January 2009

                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             Chief Executive Officer, Director and
                                             Treasurer from September 2005 to January
                                             2009

                                                       INDEPENDENT TRUSTEES

                                                                                            NUMBER OF
                         POSITION(S) HELD                                                 PORTFOLIOS IN
                               WITH                                                        FUND COMPLEX
    NAME, ADDRESS       THE TRUST, TERM OF                                                   OVERSEEN
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/      OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER        OF TIME SERVED                 DURING PAST 5 YEARS                 OFFICER           HELD BY TRUSTEE
---------------------   ------------------   ------------------------------------------   -------------   ------------------------
Corey A. Colehour (63)  Trustee and Member   Retired from August 2006 to present.              157        None
                        of the Audit and     President and Senior Vice President of
                        Governance and       Schield Management Company (registered
                        Nominating           investment adviser) from 2003 to 2006
                        Committees from
                        2003 to present.

J. Kenneth Dalton (68)  Trustee and Member   Retired                                           157        None
                        of the Governance
                        and Nominating
                        Committee from
                        2003 to present;
                        and Chairman of
                        the Audit
                        Committee from
                        2006 to present.

John O. Demaret (69)    Chairman of the      Retired                                           157        None
                        Board from 2006 to
                        present; and
                        Trustee and Member
                        of the Audit and
                        Governance and
                        Nominating
                        Committees from
                        2003 to present.

Werner E. Keller (68)   Trustee and Member   Founder and President of Keller Partners,         157        None
                        of the Audit and     LLC (registered investment adviser) from
                        Governance and       2005 to present; and retired from 2001 to
                        Nominating           2005
                        Committees from
                        2005 to present.

Thomas F. Lydon, Jr.    Trustee and Member   President of Global Trends Investments            157        Board of Directors of US
(49)                    of the Audit and     (registered investment adviser) from 1996                    Global Investors since
                        Governance and       to present                                                   April 1995
                        Nominating
                        Committees

                                                                                            NUMBER OF
                         POSITION(S) HELD                                                 PORTFOLIOS IN
                               WITH                                                        FUND COMPLEX
    NAME, ADDRESS       THE TRUST, TERM OF                                                   OVERSEEN
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/      OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER        OF TIME SERVED                 DURING PAST 5 YEARS                 OFFICER           HELD BY TRUSTEE
---------------------   ------------------   ------------------------------------------   -------------   ------------------------
                        from 2005 to
                        present.

Patrick T. McCarville   Trustee, Chairman    Chief Executive Officer of Par Industries,        157        None
(66)                    of the Governance    Inc., d/b/a Par Leasing from 1977 to
                        and Nominating       present
                        Committee and
                        Member of the
                        Audit Committee
                        from 2003 to
                        present.

Roger Somers (64)       Trustee and Member   Founder and Chief Executive Officer of            157        None
                        of the Audit and     Arrow Limousine from 1965 to present
                        Governance and
                        Nominating
                        Committees from
                        2003 to present.

                                                             OFFICERS

Nick Bonos (45)         Vice President and   Senior Vice President of Fund Services of         157        Not Applicable
                        Treasurer from       PADCO Advisors, Inc. from August 2006 to
                        2003 to present.     present;
                                             Senior Vice President of Rydex Fund
                                             Services, Inc. from December 2003 to
                                             August 2006; Vice President of Accounting,
                                             Rydex Fund Services, Inc. from 2001 to
                                             2003; and Chief Financial Officer and
                                             Manager of Rydex Specialized Products, LLC
                                             from September 2005 to present

Joanna M. Haigney (42)  Chief Compliance     Chief Compliance Officer of PADCO                 157        Not Applicable
                        Officer from 2004    Advisors, Inc. and PADCO Advisors II, Inc.
                        to present; and      from May 2005 to present and Rydex Capital
                        Secretary from       Partners I, LLC and Rydex Capital Partners
                        2000 to present.     II, LLC from August 2006 to April 2007;
                                             Vice President of Compliance of PADCO
                                             Advisors, Inc. from August 2006 to
                                             present; Assistant Secretary of Rydex
                                             Distributors, Inc. from December

                                                                                            NUMBER OF
                         POSITION(S) HELD                                                 PORTFOLIOS IN
                               WITH                                                        FUND COMPLEX
    NAME, ADDRESS       THE TRUST, TERM OF                                                   OVERSEEN
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/      OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER        OF TIME SERVED                 DURING PAST 5 YEARS                 OFFICER           HELD BY TRUSTEE
---------------------   ------------------   ------------------------------------------   -------------   ------------------------
                                             2001 to December 2003; and Vice President
                                             of Rydex Distributors, Inc. from December
                                             2003 to May 2004 and Rydex Fund Services,
                                             Inc. from December 2001 to August 2006

Joseph Arruda (42)      Assistant            Vice President of PADCO Advisors, Inc. and        157        Not Applicable
                        Treasurer from       PADCO Advisors II, Inc. from 2004 to
                        2006 to present.     present; Director of Accounting of PADCO
                                             Advisors, Inc. and PADCO Advisors II, Inc.
                                             from 2003 to 2004; Vice President of
                                             Mutual Funds, State Street Bank & Trust
                                             from 2000 to 2003

Paula Billos (34)       Controller from      Director of Fund Administration of PADCO          157        Not Applicable
                        2006 to present.     Advisors, Inc. and PADCO Advisors II, Inc.
                                             from 2001 to present


* Messrs. Verboncoeur and Byrum are "interested" persons of the Trust, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds' Advisor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

GOVERNANCE AND NOMINATING COMMITTEE. The Board has a standing Governance and Nominating Committee that is composed of each of the independent trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Governance and Nominating Committee is to identify, recommend and nominate candidates to fill vacancies, if any, on the Trust's Board. The Governance and Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. The Governance and Nominating Committee also reviews the compensation for the Board members. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Governance and Nominating Committee. The Governance and Nominating Committee met
(2) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Other than the Funds listed below, none of the Trustees beneficially own shares of the Funds as of December 31, 2008. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                         AGGREGATE DOLLAR RANGE OF
                                                        DOLLAR RANGE     SHARES IN ALL RYDEX FUNDS
        NAME                    FUND NAME              OF FUND SHARES       OVERSEEN BY TRUSTEE*
---------------------   --------------------------   -----------------   -------------------------
                                        INTERESTED TRUSTEES
Michael P. Byrum        Rydex S&P Equal Weight ETF   $10,001 - $50,000       $50,001 - $100,000
Carl G. Verboncoeur     Rydex S&P Equal Weight ETF   $10,001 - $50,000          Over $100,000

                                       INDEPENDENT TRUSTEES
Corey A. Colehour                  None                     None               $10,001 - $50,000
J. Kenneth Dalton                  None                     None               $10,001 - $50,000
John O. Demaret                    None                     None                 Over $100,000
Thomas F. Lydon, Jr.               None                     None                     None
Werner E. Keller                   None                     None                 Over $100,000
Patrick T. McCarville              None                     None               $10,001 - $50,000
Roger J. Somers                    None                     None                 Over $100,000

* Includes shares held in series of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended October 31, 2008:

                                                PENSION OR
                                                RETIREMENT                              TOTAL
                            AGGREGATE        BENEFITS ACCRUED    ESTIMATED ANNUAL   COMPENSATION
                        COMPENSATION FROM   AS PART OF TRUST'S     BENEFITS UPON      FROM FUND
   NAME OF TRUSTEE             TRUST             EXPENSES           RETIREMENT        COMPLEX *
---------------------   -----------------   ------------------   ----------------   ------------
                                     INTERESTED TRUSTEES**
Carl Verboncoeur             $     0                $0                  $0            $      0
Michael P. Byrum             $     0                $0                  $0            $      0

                                      INDEPENDENT TRUSTEES
Corey A. Colehour            $28,000                $0                  $0            $150,000
J. Kenneth Dalton            $30,400                $0                  $0            $162,500
John O. Demaret              $35,400                $0                  $0            $187,500
Patrick T. McCarville        $29,200                $0                  $0            $156,250
Roger J. Somers              $28,000                $0                  $0            $150,000
Werner E. Keller             $28,000                $0                  $0            $150,000
Thomas F. Lydon, Jr.         $28,000                $0                  $0            $150,000

* Represents total compensation for service as Trustee of the Trust, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex Series Funds.

** Messrs. Verboncoeur and Byrum are Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Advisor. As officers of the Advisor, they do not receive compensation from the Trust.


CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISOR AND THE ADVISORY AGREEMENT

PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994 and, together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Rydex Investments.

On January 18, 2008, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") acquired Rydex Holdings, Inc., the Advisor's parent company, together with several other Rydex entities. As a result, the Advisor has undergone a change of control and is now a subsidiary of Security Benefit. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.


Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. As of February 1, 2009, net assets under management of the Advisor and its affiliates were approximately $12 billion. Pursuant to the Advisory Agreement, the Advisor is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses. For its investment management services, each Fund pays the Advisor the following fee at an annual rate based on the average daily net assets for that Fund. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, the Funds paid the Advisor the following investment advisory fees:

                                                                           ADVISORY FEE
                                              FUND     ADVISORY FEE PAID   PAID FOR THE   ADVISORY FEE PAID
                                ADVISORY   INCEPTION     FOR THE FISCAL     FISCAL YEAR     FOR THE FISCAL
          FUND NAME                FEE        DATE      YEAR ENDED 2008     ENDED 2007     YEAR ENDED 2006
-----------------------------   --------   ---------   -----------------   ------------   -----------------
Rydex S&P 500 Pure Value ETF      0.35%     03/01/06        $ 96,632         $127,146         $28,282***
Rydex S&P 500 Pure Growth ETF     0.35%     03/01/06        $161,685         $153,595         $32,115***
Rydex S&P MidCap 400 Pure
   Value ETF                      0.35%     03/01/06        $ 49,014         $ 66,220         $27,406***

                                                                           ADVISORY FEE
                                              FUND     ADVISORY FEE PAID   PAID FOR THE   ADVISORY FEE PAID
                                ADVISORY   INCEPTION     FOR THE FISCAL     FISCAL YEAR     FOR THE FISCAL
          FUND NAME                FEE        DATE      YEAR ENDED 2008     ENDED 2007     YEAR ENDED 2006
-----------------------------   --------   ---------   -----------------   ------------   -----------------
Rydex S&P MidCap 400 Pure
   Growth ETF                     0.35%     03/01/06        $ 73,904         $ 71,322         $42,331***
Rydex S&P SmallCap 600 Pure
   Value ETF                      0.35%     03/01/06        $ 88,305         $ 67,159         $13,382***
Rydex S&P SmallCap 600 Pure
   Growth ETF                     0.35%     03/01/06        $ 22,439         $ 34,036         $16,689***
Rydex S&P Equal Weight
   Consumer Discretionary ETF     0.50%     11/01/06        $ 63,937         $190,401                **
Rydex S&P Equal Weight
   Consumer Staples ETF           0.50%     11/01/06        $ 49,232         $ 37,892                **
Rydex S&P Equal Weight
   Energy ETF                     0.50%     11/01/06        $ 64,256         $ 42,071                **
Rydex S&P Equal Weight
   Financials ETF                 0.50%     11/01/06        $ 32,067         $ 28,645                **
Rydex S&P Equal Weight Health
   Care ETF                       0.50%     11/01/06        $199,367         $ 95,572                **
Rydex S&P Equal Weight
Industrials ETF                   0.50%     11/01/06        $ 46,667         $ 41,190                **
Rydex S&P Equal Weight
   Materials ETF                  0.50%     11/01/06        $ 29,264         $ 41,693                **
Rydex S&P Equal Weight
   Technology ETF                 0.50%     11/01/06        $ 96,926         $ 54,839                **
Rydex S&P Equal Weight
Utilities ETF                     0.50%     11/01/06        $ 28,350         $ 41,757                **

**   Not in operation for the period indicated.

***  From commencement of operations on March 1, 2006.


The Advisor manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the member of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of a Fund in order to limit the Fund's operating expenses as described in the Prospectus.

PORTFOLIO MANAGERS


This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                         COMPANIES(1, 2)              VEHICLES(1)             OTHER ACCOUNTS(1)
                   -------------------------   ------------------------   ------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF
      NAME          ACCOUNTS    TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS
----------------   ---------   -------------   ---------   ------------   ---------   ------------
Michael P. Byrum      150      $10.2 Billion       0            N/A           1       < $5 Million
Michael Dellapa       150      $10.2 Billion       0            N/A           7       < $5 Million
Ryan Harder           150      $10.2 Billion       0            N/A           6       < $5 Million

(1)  Information provided is as of October 31, 2008.

(2) The portfolio managers manage two registered investment companies, the Rydex Series Funds Multi-Cap Core Equity Fund and Rydex Variable Trust Multi-Cap Core Equity Fund, that are subject to a performance based advisory fee. The two Funds had $16.6 million in assets under management as of December 31, 2008.


CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by three components. The first component is a comparison of the portfolio manager's Fund performance, calculated on a pre-tax basis, relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio managers. Mutual fund peers do not exist for all Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500(R) Index, will be used for each Rydex Fund that seeks to track the performance of a published index. For a complete list and description of the external benchmarks used by the Funds, see "More Information About the Funds - Benchmarks and Investment Methodology" in the Funds' Prospectuses. An internal benchmark, such as the inverse of the S&P 500(R) Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's overall profitability as measured by its profit margin and assets under management. The third component used to determine the discretionary bonus is based on a number of more subjective, but equally important, factors, including a portfolio manager's enhancements to existing products, creation of new products and concepts, support of sales, marketing, and client service, and contributions to the advancement of the organization as a whole.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of those Funds listed below, none of the portfolio managers beneficially owned shares of the Funds as of October 31, 2008.

                                DOLLAR RANGE OF
PORTFOLIO MANAGER   FUND NAME     FUND SHARES
-----------------   ---------   ---------------
Michael P. Byrum       None           $0
Michael Dellapa        None           $0
Ryan Harder            None           $0

ADMINISTRATION, CUSTODY AND TRANSFER AGENCY AGREEMENTS

State Street Bank and Trust Company (the "Administrator" or "Custodian" or "Transfer Agent") serves as Administrator, Custodian and Transfer Agent for the Funds. Its principal address is P.O. Box 5049, Boston, Massachusetts 02206-5049. Under an Administration Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under a Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. The Advisor compensates the Administrator directly for the foregoing services.

For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, the Funds paid the Administrator the following custody, administration and transfer agency expenses:

                                                  CUSTODY,               CUSTODY,
                                             ADMINISTRATION AND     ADMINISTRATION AND             CUSTODY,
                                               TRANSFER AGENCY        TRANSFER AGENCY         ADMINISTRATION AND
                                   FUND     EXPENSES PAID DURING   EXPENSES PAID DURING         TRANSFER AGENCY
                                INCEPTION      THE FISCAL YEAR        THE FISCAL YEAR      EXPENSES PAID DURING THE
FUND NAME                          DATE          ENDED 2008             ENDED 2007          FISCAL YEAR ENDED 2006
-----------------------------   ---------   --------------------   --------------------   -------------------------
Rydex S&P 500 Pure Value ETF     03/01/06          $47,358              $44,199.15               $ 9,649.14***
Rydex S&P 500 Pure Growth ETF    03/01/06          $62,250              $48,063.11               $12,699.53***
Rydex S&P MidCap 400 Pure
   Value ETF                     03/01/06          $37,659              $36,017.96               $ 6,627.65***
Rydex S&P MidCap 400 Pure
   Growth ETF                    03/01/06          $47,520              $39,471.83               $12,575.06***

                                                  CUSTODY,               CUSTODY,
                                             ADMINISTRATION AND     ADMINISTRATION AND           CUSTODY,
                                               TRANSFER AGENCY        TRANSFER AGENCY       ADMINISTRATION AND
                                   FUND     EXPENSES PAID DURING   EXPENSES PAID DURING       TRANSFER AGENCY
                                INCEPTION      THE FISCAL YEAR        THE FISCAL YEAR      EXPENSES PAID DURING
FUND NAME                          DATE          ENDED 2008             ENDED 2007        FISCAL YEAR ENDED 2006
-----------------------------   ---------   --------------------   --------------------   ----------------------
Rydex S&P SmallCap 600 Pure
   Value ETF                     03/01/06          $48,059          $51,196.07                $14,680.74***
Rydex S&P SmallCap 600 Pure
   Growth ETF                    03/01/06          $36,409          $42,745.03                $11,867.99***
Rydex S&P Equal Weight
   Consumer Discretionary ETF    11/01/06          $29,751          $38,164.41                          **
Rydex S&P Equal Weight
   Consumer Staples ETF          11/01/06          $21,814          $17,073.99                          **
Rydex S&P Equal Weight
   Energy ETF                    11/01/06          $24,420          $16,882.45                          **
Rydex S&P Equal Weight
   Financials ETF                11/01/06          $26,742          $25,305.46                          **
Rydex S&P Equal Weight
   Health Care ETF               11/01/06          $41,990          $26,152.47                          **
Rydex S&P Equal Weight
   Industrials ETF               11/01/06          $23,321          $19,910.39                          **
Rydex S&P Equal Weight
   Materials ETF                 11/01/06          $18,181          $16,304.79                          **
Rydex S&P Equal Weight
   Technology ETF                11/01/06          $32,616          $25,762.80                          **
Rydex S&P Equal Weight
   Utilities ETF                 11/01/06          $19,092          $17,866.85                          **

**   Not in operation for the period indicated.

***  From commencement of operations on March 1, 2006.

DISTRIBUTION

Pursuant to the distribution agreement adopted by the Trust (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.


The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of each Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by a Fund. Each Fund's current distribution and shareholder services plan, as well as a description of the services performed under the plan, is described below.

DISTRIBUTION PLAN. Each Fund has adopted a Distribution Plan applicable to the shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of a Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2010. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.


For the fiscal year ended October 31, 2008, the Funds did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges.


COSTS AND EXPENSES. Each Fund bears all expenses of its operation other than those assumed by the Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.


BUSINESS CONTINUITY AND DISASTER RECOVERY. The Advisor and the Distributor (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of any class of the Trust's outstanding equity securities as of January 31, 2009.

                                        NAME OF                                             PERCENTAGE OF FUND
FUND NAME                           BENEFICIAL OWNER         ADDRESS OF BENEFICIAL OWNER       SHARES OWNED
---------                      -------------------------  --------------------------------  ------------------
Rydex S&P 500 Pure Value ETF   TD AMERITRADE Clearing,    1005 N. Ameritrade Place,                      24.55%
                               Inc.                       Bellevue, NE 68005
                               National Financial         200 Liberty Street,                            13.82%
                               Services LLC               New York, NY  10281

                                        NAME OF                                             PERCENTAGE OF FUND
FUND NAME                           BENEFICIAL OWNER         ADDRESS OF BENEFICIAL OWNER       SHARES OWNED
---------                      -------------------------  --------------------------------  ------------------
                               Charles Schwab & Co. Inc.  211 Main Street,                               12.70%
                                                          San Francisco, CA  94105
                               UBS Financial Services     1200 Harbor Boulevard                          7.77%
                               LLC                        Weehawken, NJ  07086
                               Timber Hill LLC            1 Pickwick Plaza,                              5.55%
                                                          Greenwich, CT  06830
                               Pershing LLC               1 Pershing Place,                              5.45%
                                                          Jersey City, NJ  07399
Rydex S&P 500 Pure Growth ETF  ICAP Corporates LLC        Harborside Financial Center,
                                                          1100 Plaza Five, 12th Floor
                                                          Jersey City, NJ  07311-4996                    14.87%
                               ML SFKPG                   4 Corporate Place,                             12.67%
                                                          Piscataway, NJ  08854
                               Charles Schwab & Co. Inc.  211 Main Street,                               8.79%
                                                          San Francisco, CA  94105
                               UBS Financial Services     1200 Harbor Boulevard                          7.17%
                               LLC                        Weehawken, NJ  07086
                               Raymond, James &           880 Carillon Parkway,                          7.03%
                               Associates, Inc.           St. Petersburg, FL  33733
                               National Financial         200 Liberty Street,                            7.02%
                               Services LLC               New York, NY  10281
                               TD AMERITRADE Clearing,    1005 N. Ameritrade Place,                      6.16%
                               Inc.                       Bellevue, NE  68005
                               U.S. Bank N.A.             U.S. Bancorp Center,
                                                          800 Nicollet Mall,                             5.17%
                                                          Minneapolis, MN 55402
                               Timber Hill LLC            1 Pickwick Plaza,                              5.14%
                                                          Greenwich, CT  06830
Rydex S&P MidCap 400 Pure      Timber Hill LLC            1 Pickwick Plaza,                              19.83%
Value ETF                                                 Greenwich, CT  06830
                               Pershing LLC               1 Pershing Place,                              19.12%
                                                          Jersey City, NJ  07399
                               National Financial         200 Liberty Street,                            12.06%
                               Services LLC               New York, NY  10281
                               Goldman, Sachs & Co.       180 Maiden Lane,                               11.01%
                                                          New York, NY  10038
                               Charles Schwab & Co. Inc.  211 Main Street,                               9.99%
                                                          San Francisco, CA 94105
Rydex S&P MidCap 400 Pure      Goldman Sachs Execution    30 Hudson Street,                              27.50%
Growth ETF                     & Clearing LP              Jersey City, NJ  07302
                               Timber Hill LLC            1 Pickwick Plaza,                              20.82%
                                                          Greenwich, CT  06830
                               Charles Schwab & Co. Inc.  211 Main Street,                               10.34%
                                                          San Francisco, CA 94105
                               ML SFKPG                   4 Corporate Place,                             6.30%
                                                          Piscataway, NJ  08854

                                        NAME OF                                             PERCENTAGE OF FUND
FUND NAME                           BENEFICIAL OWNER         ADDRESS OF BENEFICIAL OWNER       SHARES OWNED
---------                      -------------------------  --------------------------------  ------------------
Rydex S&P SmallCap 600 Pure    Pershing LLC               1 Pershing Place,                              28.66%
Value ETF                                                 Jersey City, NJ  07399
                               TD AMERITRADE Clearing,    1005 N. Ameritrade Place,                      18.86%
                               Inc.                       Bellevue, NE  68005
                               National Financial         200 Liberty Street,                            14.28%
                               Services LLC               New York, NY  10281
                               Charles Schwab & Co. Inc.  211 Main Street,                               11.15%
                                                          San Francisco, CA 94105
                               Timber Hill LLC            1 Pickwick Plaza,                              7.33%
                                                          Greenwich, CT  06830
Rydex S&P SmallCap 600 Pure    Timber Hill LLC            1 Pickwick Plaza,                              30.04%
Growth ETF                                                Greenwich, CT  06830
                               Goldman Sachs Execution    30 Hudson Street,                              24.86%
                               & Clearing LP              Jersey City, NJ  07302
                               National Financial         200 Liberty Street,                            6.85%
                               Services LLC               New York, NY  10281
                               Charles Schwab & Co. Inc.  211 Main Street,                               5.90%
                                                          San Francisco, CA 94105
                               Linsco/Private Ledger Co.  One Beacon Street,                             5.25%
                                                          Boston, MA  02108
Rydex S&P Equal Weight         Credit Suisse Securities   Eleven Madison Avenue,                         61.03%
Consumer Discretionary ETF     (USA) LLC                  New York, NY  10010
                               Citigroup Global Markets   333 W. 34th Street,                            15.79%
                                                          New York, NY  10001
                               Timber Hill LLC            1 Pickwick Plaza,                              9.93%
                                                          Greenwich, CT  06830
                               Goldman Sachs Execution    30 Hudson Street,                              7.75%
                               & Clearing LP              Jersey City, NJ  07302
Rydex S&P Equal Weight         Charles Schwab & Co. Inc.  211 Main Street,                               30.26%
Consumer Staples ETF                                      San Francisco, CA 94105
                               Goldman Sachs Execution    30 Hudson Street,                              23.67%
                               & Clearing LP              Jersey City, NJ  07302
                               Timber Hill LLC            1 Pickwick Plaza,                              10.59%
                                                          Greenwich, CT  06830
                               UBS Financial Services     1200 Harbor Boulevard                          7.26%
                               LLC                        Weehawken, NJ  07086
Rydex S&P Equal Weight         Charles Schwab & Co. Inc.  211 Main Street,                               20.24%
Energy ETF                                                San Francisco, CA 94105
                               Timber Hill LLC            1 Pickwick Plaza,                              15.93%
                                                          Greenwich, CT  06830
                               National Financial         200 Liberty Street,                            12.79%
                               Services LLC               New York, NY  10281
                               Goldman Sachs Execution    30 Hudson Street,                              9.71%
                               & Clearing LP              Jersey City, NJ  07302

                                        NAME OF                                             PERCENTAGE OF FUND
FUND NAME                           BENEFICIAL OWNER         ADDRESS OF BENEFICIAL OWNER       SHARES OWNED
---------                      -------------------------  --------------------------------  ------------------
                               Citigroup Global Markets   333 W. 34th Street,                            5.84%
                                                          New York, NY  10001
                               TD AMERITRADE Clearing,    1005 N. Ameritrade Place,                      5.05%
                               Inc.                       Bellevue, NE  68005
Rydex S&P Equal Weight         Charles Schwab & Co. Inc.  211 Main Street,                               23.53%
Financials ETF                                            San Francisco, CA 94105
                               Pershing LLC               1 Pershing Place,                              22.94%
                                                          Jersey City, NJ  07399
                               Brown Brothers Harriman    140 Broadway,                                  19.02%
                               & Co.                      New York, NY  10005
                               Timber Hill LLC            1 Pickwick Plaza,                              8.21%
                                                          Greenwich, CT  06830
Rydex S&P Equal Weight         ICAP Corporates LLC        Harborside Financial Center,                   26.19%
Health Care ETF                                           1100 Plaza Five, 12th Floor
                                                          Jersey City, NJ  07311-4996
                               Goldman, Sachs & Co.       180 Maiden Lane,                               16.72%
                                                          New York, NY  10038
                               Charles Schwab & Co. Inc.  211 Main Street,                               13.64%
                                                          San Francisco, CA 94105
                               Timber Hill LLC            1 Pickwick Plaza,                              11.93%
                                                          Greenwich, CT  06830
                               National Financial         200 Liberty Street,                            6.18%
                               Services LLC               New York, NY  10281
                               Morgan, Keegan &           Fifty Front Street,                            5.41%
                               Company, Inc.              Morgan Keegan Tower, Memphis, TN
                                                          38103-9980
Rydex S&P Equal Weight         Goldman Sachs Execution    30 Hudson Street,                              42.52%
Industrials ETF                & Clearing LP              Jersey City, NJ  07302
                               Timber Hill LLC            1 Pickwick Plaza,                              36.58%
                                                          Greenwich, CT  06830
                               Citigroup Global Markets   333 W. 34th Street,                            6.76%
                                                          New York, NY  10001
Rydex S&P Equal Weight         Goldman, Sachs & Co.       180 Maiden Lane,                               33.43%
Materials ETF                                             New York, NY  10038
                               Charles Schwab & Co. Inc.  211 Main Street,                               22.12%
                                                          San Francisco, CA 94105
                               Timber Hill LLC            1 Pickwick Plaza,                              18.84%
                                                          Greenwich, CT  06830
                               National Financial         200 Liberty Street,                            7.41%
                               Services LLC               New York, NY  10281
                               UBS Financial Services     1200 Harbor Boulevard                          5.65%
                               LLC                        Weehawken, NJ  07086
Rydex S&P Equal Weight         Timber Hill LLC            1 Pickwick Plaza,                              35.97%
Technology ETF                                            Greenwich, CT  06830
                               Goldman Sachs Execution    30 Hudson Street,                              21.00%
                               & Clearing LP              Jersey City, NJ  07302

                                        NAME OF                                             PERCENTAGE OF FUND
FUND NAME                           BENEFICIAL OWNER         ADDRESS OF BENEFICIAL OWNER       SHARES OWNED
---------                      -------------------------  --------------------------------  ------------------
                               National Financial         200 Liberty Street,                            8.32%
                               Services LLC               New York, NY  10281
                               Charles Schwab & Co. Inc.  211 Main Street,                               5.72%
                                                          San Francisco, CA 94105
                               ML SFKPG                   4 Corporate Place,                             5.33%
                                                          Piscataway, NJ  08854
Rydex S&P Equal Weight         State Street - SPDR's      State Street Financial Center,                 33.33%
Utilities ETF                                             One Lincoln Street,
                                                          Boston, MA  02111
                               UBS Financial Services     1200 Harbor Boulevard                          10.51%
                               LLC                        Weehawken, NJ  07086
                               Goldman, Sachs & Co.       180 Maiden Lane,                               9.15%
                                                          New York, NY  10038
                               National Financial         200 Liberty Street,                            8.03%
                               Services LLC               New York, NY  10281
                               Pershing LLC               1 Pershing Place,                              7.67%
                                                          Jersey City, NJ  07399


BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."


Depository Trust Company ("DTC") acts as securities depository for each Fund's shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").


Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of any Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.


A "Business Day" with respect to the Funds is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities - the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the Fund's Underlying Index and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation
Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- I.E., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of the shares; but the Advisor, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index being tracked by a Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding share of a Fund.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Funds). All orders to create Creation Units, whether through the Clearing

Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) ("Closing Time"), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.


PLACEMENT OF CREATION ORDERS USING THE CLEARING PROCESS. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.


PLACEMENT OF CREATION ORDERS OUTSIDE OF THE CLEARING PROCESS. Fund Deposits made outside of the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities by 11:00 a.m. and the Cash Component by 2:00 p.m., Eastern Time on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of a Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 or 4:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Funds if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, assessed per transaction, as follows:


                                                        CREATION
                       FUND                         TRANSACTION FEE
-------------------------------------------------   ---------------
Rydex S&P 500 Pure Value ETF                             $1,000
Rydex S&P 500 Pure Growth ETF                            $1,000
Rydex S&P MidCap 400 Pure Value ETF                      $  750
Rydex S&P MidCap 400 Pure Growth ETF                     $  750
Rydex S&P SmallCap 600 Pure Value ETF                    $1,000
Rydex S&P SmallCap 600 Pure Growth ETF                   $1,000
Rydex S&P Equal Weight Consumer Discretionary ETF        $  750
Rydex S&P Equal Weight Consumer Staples ETF              $  500
Rydex S&P Equal Weight Energy ETF                        $  500
Rydex S&P Equal Weight Financials ETF                    $  750
Rydex S&P Equal Weight Health Care ETF                   $  500
Rydex S&P Equal Weight Industrials ETF                   $  500
Rydex S&P Equal Weight Materials ETF                     $  500
Rydex S&P Equal Weight Technology ETF                    $  750
Rydex S&P Equal Weight Utilities ETF                     $  500


An additional charge of up to four (4) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 am, Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee". In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.


PLACEMENT OF REDEMPTION ORDERS USING THE CLEARING PROCESS. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.


PLACEMENT OF REDEMPTION ORDERS OUTSIDE OF THE CLEARING PROCESS. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., Eastern Time, respectively, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.


The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m., Eastern Time, if transmitted by other means on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or
(2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the shares of a Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.


If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee, assessed per transaction as follows:


                                                       REDEMPTION
                       FUND                         TRANSACTION FEE
-------------------------------------------------   ---------------
Rydex S&P 500 Pure Value ETF                             $1,000
Rydex S&P 500 Pure Growth ETF                            $1,000
Rydex S&P MidCap 400 Pure Value ETF                      $  750
Rydex S&P MidCap 400 Pure Growth ETF                     $  750
Rydex S&P SmallCap 600 Pure Value ETF                    $1,000
Rydex S&P SmallCap 600 Pure Growth ETF                   $1,000
Rydex S&P Equal Weight Consumer Discretionary ETF        $  750
Rydex S&P Equal Weight Consumer Staples ETF              $  500
Rydex S&P Equal Weight Energy ETF                        $  500
Rydex S&P Equal Weight Financials ETF                    $  750
Rydex S&P Equal Weight Health Care ETF                   $  500
Rydex S&P Equal Weight Industrials ETF                   $  500
Rydex S&P Equal Weight Materials ETF                     $  500
Rydex S&P Equal Weight Technology ETF                    $  750
Rydex S&P Equal Weight Utilities ETF                     $  500


An additional charge of up to four (4) times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating NAV."

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for a Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.


DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.


FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY (RIC) STATUS


The Funds will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year each Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, the excess, if any, of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that a Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:
(a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").


In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders, and as qualified dividend income for individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had a Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.


Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).


In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. A Fund's shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Funds may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15% for taxable years beginning before January 1, 2011. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.


OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

The Funds may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. The Funds may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments.


With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

BACK-UP WITHHOLDING


The Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

FOREIGN SHAREHOLDERS

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

OTHER ISSUES

The Funds may be subject to tax or taxes in certain states where the Funds do business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION


The Trust currently consists of thirty-one (31) funds, including funds not offered in this SAI. The Board may designate additional funds. Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Funds, and in the net distributable assets of the Funds on liquidation.


PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.


Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market. This information typically reflects a Fund's anticipated holdings on the following business day. Daily access to information concerning a Fund's portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.rydexinvestments.com. More information about this disclosure is available at www.rydexinvestments.com.


From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

The Funds' chief compliance officer, or a compliance manager designated by the chief compliance officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of each Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' chief compliance officer and the Fund, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the policies and procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the policies and procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund.


In addition to the permitted disclosures described above, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

SHAREHOLDER INQUIRIES

Shareholders may visit the Trust's web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Rydex S&P Pure Style ETFs and Rydex S&P Equal Weight Sector ETFs (the "S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Citigroup Global Markets Inc. ("Citigroup"). S&P and Citigroup make no representation, condition, warranty, express or implied, to the owners of the S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the S&P Funds particularly or the ability of the S&P 500/Citigroup Pure Value Index, S&P 500/Citigroup Pure Growth Index, S&P MidCap 400/Citigroup Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P SmallCap 600/Citigroup Pure Value Index, S&P SmallCap 600/Citigroup Pure Growth Index, S&P Equal Weight Index Consumer Discretionary, S&P Equal Weight Index Consumer Staples, S&P Equal Weight Index Energy, S&P Equal Weight Index Financials, S&P Equal Weight Index Health Care, S&P Equal Weight Index Industrials, S&P Equal Weight Index Information Technology, S&P Equal Weight Index Materials and S&P Equal Weight Index Telecommunication Services & Utilities (the "S&P Indices") to track general stock market performance. S&P's and Citigroup's only relationship to Rydex Investments (the "Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the S&P Funds. S&P and Citigroup have no obligation to take the needs of Licensee or the owners of the S&P Funds into consideration in determining, composing or calculating the S&P Indices. Neither S&P nor Citigroup is responsible for and has not participated in the determination of the prices and amount of the S&P Funds or the timing of the issuance or sale of the S&P Funds or in the determination or calculation of the equation by which the S&P Funds are to be converted into cash. S&P and Citigroup have no obligation or liability in connection with the administration, marketing, or trading of the S&P Funds.

S&P and Citigroup do not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P and Citigroup shall have no liability for any errors, omissions, or interruptions therein. S&P and Citigroup make no warranty or condition, express or implied, as to the results to be obtained by Licensee, owners of the S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P and Citigroup make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Citigroup have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.


"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," "S&P MidCap 400," Standard & Poor's SmallCap," "S&P SmallCap 600," "S&P 500/Citigroup Pure Value," "S&P 500/Citigroup Pure Growth," "S&P MidCap 400/Citigroup Pure Value," "S&P MidCap 400/Citigroup Pure Growth," "S&P SmallCap 600/Citigroup Pure Value," and "S&P SmallCap 600/Citigroup Pure Growth" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc. and have been licensed for use by Rydex Investments.


COUNSEL


Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, serves as the independent registered public accounting firm to the Trust and the Funds.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), P.O. Box 5049, Boston, MA 02206-5049, serves as custodian for the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS


The Trust's financial statements and financial highlights for the fiscal year ended October 31, 2008 appearing in the Trust's Annual Report, filed with the SEC on January 9, 2009 via EDGAR Accession No. 0000950135-09-000164 are incorporated by reference into this SAI. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The Trust's Annual Report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-820-0888.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION

     PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II. PROXY VOTING POLICIES AND PROCEDURES

A. Proxy Voting Policies

     Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

     The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

B. Proxy Voting Procedures

     Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such

Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:


     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.


III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

     The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

     To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (i.e., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (i.e., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV. SECURITIES SUBJECT TO LENDING ARRANGEMENTS

     For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V. SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

     Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI. ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

     Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (i.e., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION


     Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.


     Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information,

     With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.


     Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

     Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (i.e., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections       Vote With Mgt.
B. Chairman and CEO is the Same Person              Vote With Mgt.
C. Majority of Independent Directors                Vote With Mgt.
D. Stock Ownership Requirements                     Vote With Mgt.
E. Limit Tenure of Outside Directors                Vote With Mgt.
F. Director and Officer Indemnification and
   Liability Protection                             Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions   Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested
   Election                                         Vote With Mgt.
B. Reimburse Proxy Solicitation                     Vote With Mgt.

AUDITORS

A. Ratifying Auditors                               Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board               Vote With Mgt.
B. Cumulative Voting                                Vote With Mgt.
C. Shareholder Ability to Call Special Meetings     Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder
   ratification                                     Case-by-Case
B. Fair Price Provisions                            Vote With Mgt.
C. Supermajority Shareholder Vote Requirement       Vote With Mgt.
   To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement       Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                              Vote With Mgt.
B. Equal Access                                     Vote With Mgt.

C. Bundled Proposals                                Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                       Vote With Mgt.
B. Stock Splits                                     Vote With Mgt.
C. Reverse Stock Splits                             Vote With Mgt.
D. Preemptive Rights                                Vote With Mgt.
E. Share Repurchase Programs                        Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and     Case-by-Case
   Directors Pay
B. Shareholder Ratification of Golden and Tin
   Parachutes                                       Vote With Mgt.
C. Employee Stock Ownership Plans                   Vote With Mgt.
D. 401(k) Employee Benefit Plans                    Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                   Vote With Mgt.
B. Voting on Reincorporation Proposals              Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                         Case-by-Case
B. Corporate Restructuring                          Vote With Mgt.
C. Spin-Offs                                        Vote With Mgt.
D. Liquidations                                     Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications            Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 RYDEX ETF TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850


                            800.820.0888 301.296.5100

                            WWW.RYDEXINVESTMENTS.COM

Rydex ETF Trust (the "Trust") is an investment company offering professionally managed investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (each a "Fund" and collectively, the "Funds"):


                              RYDEX 2X S&P 500 ETF
                          RYDEX INVERSE 2X S&P 500 ETF
                           RYDEX 2X S&P MIDCAP 400 ETF
                       RYDEX INVERSE 2X S&P MIDCAP 400 ETF
                          RYDEX 2X RUSSELL 2000(R) ETF
                      RYDEX INVERSE 2X RUSSELL 2000(R) ETF

                      RYDEX 2X S&P SELECT SECTOR ENERGY ETF
                  RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF
                    RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF
                RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF
                   RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF
               RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF
                    RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF
                RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF


This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus, dated March 1, 2009. Capitalized terms not defined herein are defined in the Prospectus. Copies of the Funds' Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Funds' financial statements for the fiscal year ended October 31, 2008 are included in the Funds' Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

                      The date of this SAI is March 1, 2009

GENERAL INFORMATION ABOUT THE TRUST ......................................     1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS .........................     1
SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND
   INVERSE INVESTMENT STRATEGIES .........................................    13
MORE INFORMATION ABOUT THE UNDERLYING INDICES ............................    16
INVESTMENT RESTRICTIONS ..................................................    19
CONTINUOUS OFFERING ......................................................    20
EXCHANGE LISTING AND TRADING .............................................    21
PORTFOLIO TRANSACTIONS AND BROKERAGE .....................................    21
MANAGEMENT OF THE TRUST ..................................................    25
PRINCIPAL HOLDERS OF SECURITIES ..........................................    39
BOOK ENTRY ONLY SYSTEM ...................................................    42
CREATION AND REDEMPTION OF CREATION UNITS ................................    44
DETERMINATION OF NET ASSET VALUE .........................................    51
DIVIDENDS, DISTRIBUTIONS, AND TAXES ......................................    52
OTHER INFORMATION ........................................................    56
INDEX PUBLISHERS INFORMATION .............................................    57
COUNSEL ..................................................................    59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................    59
CUSTODIAN ................................................................    59
FINANCIAL STATEMENTS .....................................................    59
APPENDIX A - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES ......   A-1
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                                       -i-

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GENERAL INFORMATION ABOUT THE TRUST


The Trust, an open-end management investment company, was organized as a Delaware statutory trust on November 22, 2002. The Trust currently consists of thirty-one (31) investment portfolios (i.e., funds). This SAI relates to shares of the following series: Rydex 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF,
Rydex 2x Russell 2000(R) ETF, Rydex 2x S&P Select Sector Energy ETF, Rydex 2x
S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, and
Rydex 2x S&P Select Sector Technology ETF (each, a "Leveraged Fund" and collectively, the "Leveraged Funds"); and Rydex Inverse 2x S&P 500 ETF, Rydex
Inverse 2x S&P MidCap 400 ETF, Rydex Inverse 2x Russell 2000(R) ETF, Rydex
Inverse 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector
Financial ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, and Rydex
Inverse 2x S&P Select Sector Technology ETF (each, a "Leveraged Inverse Fund," collectively, the "Leveraged Inverse Funds," and together with the Leveraged
Funds, the "Funds"). All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the Funds are listed and traded on the NYSE Arca, Inc. (the
"Exchange"). The shares of each Fund will trade on the Exchange at market prices that may be below, at, or above net asset value ("NAV") of such Fund.

Each Fund offers and issues shares at NAV only in aggregated lots of 50,000 shares (each a "Creation Unit" or a "Creation Unit Aggregation"). Generally, each Leveraged Fund issues Creation Units in exchange for: (i) a basket of equity securities included in its Underlying Index, as defined below, (the
"Deposit Securities"); and (ii) an amount of cash (the "Cash Component"). Each
Leveraged Inverse Fund issues and redeems Creation Units for cash.

The Trust reserves the right to offer an "all cash" option for creations and redemptions of Creation Units for any Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions.
In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities.
See the "Creation and Redemption of Creation Units" section for detailed information.


INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL


Each Fund's investment objective is to seek to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. Each Leveraged Fund's benchmark is 200% of the performance of its Underlying Index. Each Inverse Leveraged Fund's benchmark is 200% of the inverse
(opposite) of the performance of its Underlying Index. Each Fund's investment objective is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares. Additional information concerning each Fund's investment objective and principal investment strategies is contained in the Prospectus. Additional information concerning each Fund's
Underlying Index is included below under the heading "More Information About the Underlying Indices."

Portfolio management is provided to the Funds by the Trust's investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell
Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectus may, consistent with each


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Fund's investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund.
Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to the Funds will result in the achievement of the Funds' respective objectives. The following information supplements, and should be read in conjunction with the Funds' Prospectus.

BORROWING

Each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use this form of leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940 (the "1940 Act"), a
Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including
Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

EQUITY SECURITIES


The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The
Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Funds may invest in the types of equity securities described in more detail below.



                                       2


- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.


- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated


                                       3

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     under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.


- WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. As a matter of non-fundamental policy, the Funds do not invest in warrants. However, each Fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Funds generally intend to hold such warrants until they expire. The Funds, however, reserve the right to exercise the warrants.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Funds may use futures contracts and related options (i) for bona fide hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the SEC rules and interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of


                                       4

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leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.


Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.


OPTIONS. The Funds may purchase and write put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's investment objective. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.


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Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.


All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.


The Funds may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."


The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter ("OTC"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.


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The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES


While none of the Funds anticipate doing so, each Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund.

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If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.


Investment companies may include index-based investments, such as exchange-traded funds ("ETFs") that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.


Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Funds. In addition, a Fund's portfolio turnover level may adversely affect the ability of each Fund to achieve its investment objective. Because each Fund's portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what each Fund's actual portfolio turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with financial institutions. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Fund does not expect to engage, under normal circumstances, in repurchase agreements with respect to more than 33 1/3% of its assets.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Although there is no limit on the percentage of fund assets that can be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets.

SHORT SALES

The Leveraged Inverse Funds may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.


Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

SWAP AGREEMENTS


The Funds may enter into equity index and interest rate swap agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. No Fund will enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay each Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.


Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.


Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the swap counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR

The following factors may affect the ability of each Fund to achieve correlation with the performance of each Fund's benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) the Fund holding less than all of the securities in the Underlying Index and/or securities not included in the Underlying Index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) the Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the Underlying Index that are not disseminated in advance; (8) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) early or unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; or (10) market movements that run counter to the Fund's investments. Market movements that run counter to the Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. Each Fund's performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.


SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE INVESTMENT STRATEGIES

To the extent discussed above and in the Prospectus, the Funds present certain risks, some of which are further described below.

LEVERAGE. The Funds employ leverage as a principal investment strategy and each Fund may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount the Fund has invested. Leverage creates the potential for greater gains to shareholders of the Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of the Funds. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Funds to pay interest, which would decrease the Funds' total return to shareholders. If the Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Funds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF THE FUNDS. As discussed in the Prospectus, each Fund is a "leveraged" fund in the sense that each Fund has an investment objective to match a multiple of the performance of an index on a given day. The Funds are subject to all of the risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Funds' use of leverage. For periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, the Underlying Index performance times the stated multiple in the fund objective.

A Fund's return for periods longer than one day is primarily a function of the following: (a) index performance; (b) index volatility; (c) financing rates associated with leverage; (d) other fund expenses; (e) dividends paid by companies in the index; and (f) period of time.

A leveraged fund's performance can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the fund's performance would be lower than shown.

The first table below shows the estimated fund return over a one-year period for a leveraged fund that has an investment objective to correspond to twice (200% of) the daily performance of an index. The leveraged fund could be expected to achieve a 30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." However, as the table shows, with an index volatility of 20%, such a fund would return 27%, again absent any costs or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." In the charts below, unshaded areas represent those scenarios where a leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund's investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund's investment objective.

                      LEVERAGED FUND MEDIAN ANNUAL RETURNS

    INDEX PERFORMANCE                        MARKET VOLATILITY
-------------------------   ---------------------------------------------------
                200% OF
  ONE YEAR      ONE YEAR
   INDEX         INDEX
PERFORMANCE   PERFORMANCE   10%   15%   20%   25%   30%   35%   40%   45%   50%
-----------   -----------   ---   ---   ---   ---   ---   ---   ---   ---   ---
    -40%          -80%      -64%  -64%  -65%  -65%  -67%  -68%  -69%  -70%  -71%
    -35%          -70%      -58%  -59%  -59%  -60%  -62%  -63%  -64%  -65%  -66%
    -30%          -60%      -52%  -53%  -52%  -53%  -55%  -56%  -58%  -60%  -61%
    -25%          -50%      -45%  -46%  -46%  -47%  -48%  -50%  -52%  -53%  -55%
    -20%          -40%      -36%  -37%  -39%  -40%  -41%  -43%  -44%  -47%  -50%
    -15%          -30%      -29%  -29%  -30%  -32%  -33%  -36%  -38%  -40%  -43%
    -10%          -20%      -20%  -21%  -23%  -23%  -26%  -28%  -31%  -32%  -36%

     -5%          -10%      -11%  -12%  -13%  -16%  -18%  -20%  -23%  -25%  -29%
      0%            0%       -1%   -2%   -4%   -6%   -8%  -11%  -14%  -17%  -20%
      5%           10%        9%    8%    6%    3%    2%   -3%   -5%   -8%  -12%
     10%           20%       19%   19%   16%   15%   10%    9%    4%    0%   -5%
     15%           30%       31%   29%   27%   25%   21%   19%   15%   11%    6%
     20%           40%       43%   41%   38%   35%   32%   27%   23%   18%   13%
     25%           50%       54%   52%   50%   48%   43%   39%   34%   29%   22%
     30%           60%       69%   64%   62%   58%   56%   49%   43%   39%   34%
     35%           70%       79%   77%   75%   70%   68%   61%   57%   50%   43%
     40%           80%       92%   91%   88%   82%   81%   73%   67%   62%   54%

The second table below shows the estimated fund return over a one-year period for a leveraged inverse fund that has an investment objective to correspond to twice (200% of) the opposite of the daily performance of an index. The leveraged inverse fund could be expected to achieve a -30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." However, as the table shows, with an index volatility of 20%, such a fund would return -33%, again absent any costs or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." In the charts below, unshaded areas represent those scenarios where a leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund's investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund's investment objective.

                      LEVERAGED FUND MEDIAN ANNUAL RETURNS

    INDEX PERFORMANCE                        MARKET VOLATILITY
-------------------------   ---------------------------------------------------
                200% OF
               INVERSE OF
  ONE YEAR      ONE YEAR
   INDEX         INDEX
PERFORMANCE   PERFORMANCE   10%   15%   20%   25%   30%   35%   40%   45%   50%
-----------   -----------   ---   ---   ---   ---   ---   ---   ---   ---   ---
    -40%           80%      165%  153%  145%  127%  114%   99%   74%   57%   35%
    -35%           70%      130%  122%  109%   96%   84%   68%   51%   32%   17%
    -30%           60%       98%   93%   79%   68%   58%   46%   29%   16%    1%
    -25%           50%       73%   68%   58%   49%   36%   26%   13%    2%  -13%
    -20%           40%       51%   45%   39%   31%   20%   12%   -2%  -11%  -23%
    -15%           30%       35%   29%   23%   16%    6%   -2%  -12%  -22%  -30%
    -10%           20%       20%   16%    9%    3%   -5%  -13%  -21%  -30%  -39%
     -5%           10%        8%    5%   -2%   -8%  -14%  -21%  -30%  -38%  -46%
      0%            0%       -3%   -7%  -12%  -17%  -23%  -28%  -37%  -44%  -51%
      5%          -10%      -12%  -15%  -19%  -25%  -31%  -35%  -43%  -47%  -55%
     10%          -20%      -19%  -23%  -27%  -32%  -36%  -43%  -47%  -53%  -59%
     15%          -30%      -27%  -29%  -32%  -37%  -42%  -46%  -53%  -58%  -63%
     20%          -40%      -33%  -35%  -38%  -42%  -46%  -50%  -56%  -60%  -66%
     25%          -50%      -38%  -40%  -43%  -47%  -51%  -55%  -59%  -64%  -68%
     30%          -60%      -43%  -44%  -47%  -51%  -55%  -59%  -62%  -66%  -71%
     35%          -70%      -46%  -49%  -52%  -53%  -58%  -61%  -66%  -68%  -73%
     40%          -80%      -50%  -52%  -55%  -57%  -61%  -64%  -68%  -71%  -75%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged fund. The Funds' actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under "Understanding Compounding & the Effect of Leverage" in the Prospectus.

MORE INFORMATION ABOUT THE UNDERLYING INDICES

INDEX DESCRIPTIONS. The Funds seek to provide investment results that match the performance of a specific benchmark on a daily basis. The current benchmark for each Fund is set forth below and a description of each Fund's Underlying Index (each an "Underlying Index" and collectively, the "Underlying Indices") is set forth in the Funds' Prospectus under "More Information About the Funds - Benchmarks and Investment Methodology."


FUND                                                                     BENCHMARK
----                                              ------------------------------------------------------
Rydex 2x S&P 500 ETF                              200% of the Performance of the S&P 500 Index
Rydex Inverse 2x S&P 500 ETF                      200% of the Inverse (Opposite) of the Performance of
                                                  the S&P 500 Index
Rydex 2x S&P MidCap 400 ETF                       200% of the Performance of the S&P MidCap 400 Index
Rydex Inverse 2x S&P MidCap 400 ETF               200% of the Inverse (Opposite) of the Performance of
                                                  the S&P MidCap 400 Index
Rydex 2x Russell 2000(R) ETF                      200% of the Performance of the Russell 2000(R) Index
Rydex Inverse 2x Russell 2000(R) ETF              200% of the Inverse (Opposite) of the Performance of
                                                  the Russell 2000(R) Index
Rydex 2x S&P Select Sector Energy ETF             200% of the Performance of the Energy Select Sector
                                                  Index
Rydex Inverse 2x S&P Select Sector Energy ETF     200% of the Inverse (Opposite) of the Performance of
                                                  the Energy Select Sector Index
Rydex 2x S&P Select Sector Financial ETF          200% of the Performance of the Financial Select Sector
                                                  Index
Rydex Inverse 2x S&P Select Sector Financial      200% of the Inverse (Opposite) of the Performance of
ETF                                               the Financial Select Sector Index
Rydex 2x S&P Select Sector Health Care ETF        200% of the Performance of the Health Care Select
                                                  Sector Index
Rydex Inverse 2x S&P Select Sector Health Care    200% of the Inverse (Opposite) of the Performance
ETF                                               of the Health Care Select Sector Index
Rydex 2x S&P Select Sector Technology ETF         200% of the Performance of the Technology Select
                                                  Sector Index
Rydex Inverse 2x S&P Select Sector Technology     200% of the Inverse (Opposite) of the Performance of
ETF                                               the Technology Select Sector Index

INDEX PROVIDERS. The Rydex 2x S&P 500 ETF, Rydex Inverse 2x S&P 500 ETF; and The Rydex 2x S&P MidCap 400 ETF, and Rydex Inverse 2x S&P MidCap 400 ETF will be based upon the S&P 500 Index and the S&P MidCap 400 Index, respectively, compiled by Standard & Poor's, which is not affiliated with the Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Indices pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.

The Rydex 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Energy ETF; Rydex 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Financial ETF; Rydex 2x

S&P Select Sector Health Care ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF; and Rydex 2x S&P Select Sector Technology ETF, and Rydex Inverse 2x S&P Select Sector Technology ETF Funds will be based upon the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index, respectively, which are licensed by Standard & Poor's ("S&P") and compiled by a third party calculation agent. S&P is not affiliated with the Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.

The Rydex 2x Russell 2000(R) ETF and Rydex Inverse 2x Russell 2000(R) ETF will track a benchmark based upon the Russell 2000(R) Index, compiled by Frank Russell Company, which is not affiliated with the Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.

The following sections provide additional information about the maintenance and operation of the S&P and Russell Indices included in the Funds' benchmarks.


S&P INDEX CALCULATION

S&P U.S. INDICES. On any given day, the index value is the quotient of the total float-adjusted market capitalization of the index's constituents and its divisor. Continuity in index values is maintained by adjusting the divisor for all changes in the constituents' share capital after the base date. This includes additions and deletions to the index, rights issues, share buybacks and issuances, and spin-offs. The divisor's time series is, in effect, a chronological summary of all changes affecting the base capital of the index. The divisor is adjusted such that the index value at an instant just prior to a change in base capital equals the index value at an instant immediately following that change.

S&P INDEX MAINTENANCE

Maintaining the S&P Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on quarterly basis on the Friday near the end of the calendar year.

A company will be removed from the S&P Indices as a result of mergers/acquisitions, bankruptcy, restructuring, or if it no longer representative of its industry group. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

Once a year, the float adjustments will be reviewed. Each company's financial statements will be used to update the major shareholders' ownership. However, any Investable Weight Factor ("IWF") changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action (i.e. privatization, merger, takeover, or share offering.)

Changes in the number of shares outstanding driven by corporate events, such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiration of futures contracts). Implementations of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September, and December. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.spglobal.com.

RUSSELL INDEX CALCULATION

The securities in the Russell 2000(R) Indices (sometimes referred to as the "components") are reconstituted annually after the close on the last Friday in June to reflect changes in the marketplace. All U.S. incorporated companies listed on a U.S. exchange are considered for inclusion with the following rules and exceptions. Stocks must trade at or above $1.00 on May 31 to be eligible for inclusion. Although only one class of security is allowed into the indices, all common classes are combined to determine total market capitalization and available float. Tracking stocks are considered individually for membership. Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability companies, OTC bulletin boards and pink sheet stocks, closed-end investment companies, limited partnerships, and foreign stocks including American Depositary Receipts ("ADRs"). After component selection, stocks are weighted by their available market capitalization.


RUSSELL INDEX MAINTENANCE

The Russell 2000(R) Index will be reconstituted annually. Securities that leave the Russell 2000(R) Index, between reconstitution dates, for any reason (i.e., mergers, acquisitions, or other similar corporate activity) are not replaced. Thus, the number of securities in the Russell 2000(R) Index over the year will fluctuate according to corporate activity.

When a stock is acquired, delisted, reincorporated outside of the U.S. or moves to the pink sheets on OTC bulletin boards, the stock is deleted from the relevant indices. When acquisitions or mergers take place within the Russell 2000(R) Index, the stock's capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the Russell 2000(R) Index. The only additions between reconstitution dates are as a result of spin-offs and eligible initial public offerings ("IPOs").

Maintaining the Russell 2000(R) Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. In addition, significant changes to outstanding share capital changes are made at month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments will be made at the open of the ex-date using previous day closing prices.

COMMENCEMENT DATES OF THE UNDERLYING INDICES

The inception date of each Underlying Index is as follows:

BENCHMARK                           INCEPTION DATE
---------                         -----------------
S&P 500 Index                     March 4, 1957
S&P MidCap 400 Index              June 19, 1991
Russell 2000(R) Index             December 31, 1986
Energy Select Sector Index        June 30, 1998
Financial Select Sector Index     June 30, 1998
Health Care Select Sector Index   June 30, 1998

BENCHMARK                           INCEPTION DATE
---------                         -----------------
Technology Select Sector Index    June 30, 1998


INDEX AVAILABILITY

Each Underlying Index is calculated continuously and widely disseminated to major data vendors.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES


The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.


FUNDAMENTAL POLICIES OF THE FUNDS

Each Fund shall not:


1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.


3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

5. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics similar to those of its benchmark without 60 days' prior notice to shareholders.


With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitations in 4 and 5 above that are specifically based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above, under the heading "Fundamental Policies of the Funds." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter. For purposes of non-fundamental policy 1, a Fund shall be deemed not to have warrants acquired by the Fund as a result of a corporate action or some other event affecting the companies in which it invests.


CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution", as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters," but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Funds are listed and traded on the Exchange. The shares of each Fund will trade on the Exchange at prices that may differ to some degree from a Fund's NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker's commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, the Funds paid the following aggregate brokerage commissions:

                                               AGGREGATE           AGGREGATE           AGGREGATE
                                               BROKERAGE           BROKERAGE           BROKERAGE
                                  FUND        COMMISSIONS         COMMISSIONS         COMMISSIONS
                               INCEPTION   DURING THE FISCAL   DURING THE FISCAL   DURING THE FISCAL
FUND NAME                         DATE      YEAR ENDED 2008     YEAR ENDED 2007     YEAR ENDED 2006
---------                      ---------   -----------------   -----------------   -----------------
Rydex 2x S&P 500 ETF            11/05/07        $27,620                *                   *
Rydex Inverse 2x S&P 500 ETF    11/05/07        $     0                *                   *
Rydex 2x S&P MidCap 400 ETF     11/05/07        $ 5,633                *                   *
Rydex Inverse 2x S&P MidCap
400 ETF                         11/05/07        $     0                *                   *
Rydex 2x Russell 2000(R) ETF    11/05/07        $19,470                *                   *
Rydex Inverse 2x Russell
2000(R) ETF                     11/05/07        $     0                *                   *
Rydex 2x S&P Select Sector
Energy ETF                      06/10/08        $ 2,250**              *                   *
Rydex Inverse 2x S&P Select
Sector Energy ETF               06/10/08        $     0**              *                   *
Rydex 2x S&P Select Sector
Financial ETF                   06/10/08        $17,731**              *                   *
Rydex Inverse 2x S&P Select
Sector Financial ETF            06/10/08        $     0**              *                   *
Rydex 2x S&P Select Sector
Health Care ETF                 06/10/08        $ 2,222**              *                   *

                                               AGGREGATE           AGGREGATE           AGGREGATE
                                               BROKERAGE           BROKERAGE           BROKERAGE
                                  FUND        COMMISSIONS         COMMISSIONS         COMMISSIONS
                               INCEPTION   DURING THE FISCAL   DURING THE FISCAL   DURING THE FISCAL
FUND NAME                         DATE      YEAR ENDED 2008     YEAR ENDED 2007     YEAR ENDED 2006
---------                      ---------   -----------------   -----------------   -----------------
Rydex Inverse 2x S&P Select
Sector Health Care ETF          06/10/08         $    0**              *                   *
Rydex 2x S&P Select Sector
Technology ETF                  06/10/08         $3,231**              *                   *
Rydex Inverse 2x S&P Select
Sector Technology ETF           06/10/08         $    0**              *                   *

*    The Fund was not in operation for the period indicated.

**   From commencement of operations on June 10, 2008.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.


Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.


To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. FINRA (formerly, the NASD) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

For the fiscal year ended October 31, 2008, the Funds did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Advisor or Rydex Distributors, Inc. (the "Distributor"), the distributor of the Funds' shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board, including those who are not "interested persons" of the Funds, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, the Funds did not pay any brokerage commissions to the Distributor.

SECURITIES OF "REGULAR BROKER-DEALERS." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of October 31, 2008, the following Funds held the following securities of the Trust's "regular brokers or dealers":

                                                                         MARKET
                                                                        VALUE OF
              FUND NAME                            ISSUER              INVESTMENT
------------------------------------   -----------------------------   ----------
Rydex 2x S&P 500 ETF                   State Street Corporation        $  206,780
                                       JP Morgan Chase and Co.         $1,678,050
                                       Merrill Lynch and Co., Inc.     $  314,357
                                       Goldman Sachs Group, Inc.       $  444,000
                                       Bank of New York Mellon Corp.   $  412,716
                                       Bank of America Corp.           $1,338,535
Rydex 2x S&P Select Sector Financial
ETF                                    State Street Corporation        $  127,449
                                       JP Morgan Chase and Co.         $1,034,880
                                       Merrill Lynch and Co., Inc.     $  193,875
                                       Goldman Sachs Group, Inc        $  273,800
                                       Bank of New York Mellon Corp.   $  254,573
                                       Bank of America Corp.           $  825,575

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. For the fiscal years ended October 31, 2008 and October 31, 2007, the portfolio turnover rate for each Fund was as follows:

                                                       PORTFOLIO
                                                     TURNOVER RATE
                                                     -------------
                       FUND                          2008     2007
--------------------------------------------------   ----     ----
Rydex 2x S&P 500 ETF                                   44%      *
Rydex Inverse 2x S&P 500 ETF                          N/A       *
Rydex 2x S&P MidCap 400 ETF                           234%      *
Rydex Inverse 2x S&P MidCap 400 ETF                   N/A       *
Rydex 2x Russell 2000(R) ETF                          192%      *
Rydex Inverse 2x Russell 2000(R) ETF                  N/A       *
Rydex 2x S&P Select Sector Energy ETF                 105%**    *
Rydex Inverse 2x S&P Select Sector Energy ETF         N/A**     *
Rydex 2x S&P Select Sector Financial ETF              177%**    *
Rydex Inverse 2x S&P Select Sector Financial ETF      N/A**     *
Rydex 2x S&P Select Sector Health Care ETF             35%**    *
Rydex Inverse 2x S&P Select Sector Health Care ETF    N/A**     *
Rydex 2x S&P Select Sector Technology ETF              65%**    *
Rydex Inverse 2x S&P Select Sector Technology ETF     N/A**     *

*    The Fund was not in operation for the period indicated.

**   From commencement of operations on June 10, 2008.


MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


                                                                                           NUMBER OF
                          POSITION(S) HELD                                               PORTFOLIOS IN
                                WITH                                                      FUND COMPLEX      OTHER
     NAME, ADDRESS       THE TRUST, TERM OF                                                 OVERSEEN    DIRECTORSHIPS
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/       HELD
    TRUSTEE/OFFICER        OF TIME SERVED                DURING PAST 5 YEARS                OFFICER       BY TRUSTEE
----------------------  -------------------  ------------------------------------------  -------------  -------------
                                                 INTERESTED TRUSTEES*
Michael P. Byrum (38)   Trustee from 2005    PADCO ADVISORS, INC.:                            157       None
                        to present.          Chief Investment Officer from August 2006
                                             to present; Chief Operating Officer of
                                             PADCO Advisors, Inc. from October 2003 to
                                             May 2004; Executive Vice President from
                                             December 2002 to May 2004; President from
                                             May 2004 to present; and Secretary from
                                             December 2002 to present

                                             PADCO ADVISORS II, INC.:
                                             Chief Investment Officer from August 2006
                                             to present; Chief Operating Officer of
                                             PADCO Advisors II, Inc. from December 2003
                                             to May 2004; Executive Vice President from
                                             December 2002 to May 2004; President from
                                             May 2004 to present; and Secretary from
                                             December 2002 to present

                                             RYDEX ADVISORY SERVICES:
                                             President from August 2004 to present

                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             President and Secretary from October 2003
                                             to April 2007

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             President and Secretary from October 2003
                                             to April 2007

                                                                                           NUMBER OF
                          POSITION(S) HELD                                               PORTFOLIOS IN
                                WITH                                                      FUND COMPLEX      OTHER
     NAME, ADDRESS       THE TRUST, TERM OF                                                 OVERSEEN    DIRECTORSHIPS
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/       HELD
    TRUSTEE/OFFICER        OF TIME SERVED                DURING PAST 5 YEARS                OFFICER       BY TRUSTEE
----------------------  -------------------  ------------------------------------------  -------------  -------------
                                             RYDEX DISTRIBUTORS, INC.:
                                             Secretary from December 2001 to May 2004;
                                             Executive Vice President from December
                                             2002 to May 2004; and Chief Operating
                                             Officer from December 2003 to May 2004

                                             RYDEX FUND SERVICES, INC.:
                                             Secretary from December 2002 to present;
                                             Executive Vice President from December
                                             2002 to August 2006; and Chief Operating
                                             Officer from December 2003 to May 2004

                                             RYDEX HOLDINGS, INC.:
                                             Secretary from December 2005 to present
                                             and Executive Vice President from December
                                             2005 to August 2006

                                             ADVISOR RESEARCH CENTER, INC.:
                                             Secretary from May 2006 to present and
                                             Executive Vice President from May 2006 to
                                             August 2006

                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             Director and Secretary from September 2005
                                             to present

Carl G. Verboncoeur     Trustee from 2004    PADCO ADVISORS, INC.:                            157       None
(56)                    to present;          Director from January 2008 to present;
                        President from       Chief Executive Officer from October 2003
                        2003 to present;     to January 2009; Executive Vice President
                        Vice President       of from December 2002 to October 2003;
                        from 1997 to         President from October 2003 to May 2004;
                        present; and         and Treasurer from December 2002 to present
                        Treasurer from
                        1997 to 2003.        PADCO ADVISORS II, INC.
                                             Director from January 2008 to present;
                                             Chief Executive Officer from December 2003
                                             to January 2009 Executive Vice President
                                             from December 2002 to December 2003;
                                             President from December 2002 to May 2004;
                                             and Treasurer from December 2003 to
                                             present

                                                                                           NUMBER OF
                          POSITION(S) HELD                                               PORTFOLIOS IN
                                WITH                                                      FUND COMPLEX      OTHER
     NAME, ADDRESS       THE TRUST, TERM OF                                                 OVERSEEN    DIRECTORSHIPS
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/       HELD
    TRUSTEE/OFFICER        OF TIME SERVED                DURING PAST 5 YEARS                OFFICER       BY TRUSTEE
----------------------  -------------------  ------------------------------------------  -------------  -------------
                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             Treasurer from October 2003 to April 2007,
                                             and Executive Vice President from October
                                             2003 to August 2006

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             Treasurer from October 2003 to April 2007,
                                             and Executive Vice President from October
                                             2003 to August 2006

                                             RYDEX ADVISORY SERVICES:
                                             Chief Executive Officer from August 2004
                                             to January 2009

                                             RYDEX DISTRIBUTORS, INC.:
                                             President and Chief Executive Officer from
                                             December 2003 to January 2009; Treasurer
                                             from December 2002 to present; Executive
                                             Vice President from December 2002 to
                                             December 2003; and Vice President from
                                             December 2001 to December 2002

                                             RYDEX FUND SERVICES, INC.:
                                             Chief Executive Officer from December 2003
                                             to January 2009; President and Treasurer
                                             from December 2002 to present; and
                                             Executive Vice President from December
                                             2001 to December 2002

                                             RYDEX HOLDINGS, INC.:
                                             Executive Advisor from January 2009 to
                                             present; Chief Executive Officer,
                                             President and Treasurer from December 2005
                                             to January 2009

                                             ADVISOR RESEARCH CENTER, INC.:
                                             Chief Executive Officer, President and
                                             Treasurer from May 2006 to January 2009

                                                                                           NUMBER OF
                          POSITION(S) HELD                                               PORTFOLIOS IN
                                WITH                                                      FUND COMPLEX      OTHER
     NAME, ADDRESS       THE TRUST, TERM OF                                                 OVERSEEN    DIRECTORSHIPS
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/       HELD
    TRUSTEE/OFFICER        OF TIME SERVED                DURING PAST 5 YEARS                OFFICER       BY TRUSTEE
----------------------  -------------------  ------------------------------------------  -------------  -------------
                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             Chief Executive Officer, Director and
                                             Treasurer from September 2005 to January
                                             2009

                                                 INDEPENDENT TRUSTEES

Corey A. Colehour (63)  Trustee and Member   Retired from August 2006 to present.             157       None
                        of the Audit and     President and Senior Vice President of
                        Governance and       Schield Management Company (registered
                        Nominating           investment adviser) from 2003 to 2006
                        Committees from
                        2003 to present.

J. Kenneth Dalton (68)  Trustee and Member   Retired                                          157       None
                        of the Governance
                        and Nominating
                        Committee from
                        2003 to present;
                        and Chairman of
                        the Audit
                        Committee from
                        2006 to present.

John O. Demaret (69)    Chairman of the      Retired                                          157       None
                        Board from 2006 to
                        present; and
                        Trustee and Member
                        of the Audit and
                        Governance and
                        Nominating
                        Committees from
                        2003 to present.

Werner E. Keller (68)   Trustee and Member   Founder and President of Keller Partners,        157       None
                        of the Audit and     LLC (registered investment adviser) from
                        Governance and       2005 to present; and retired from 2001 to
                        Nominating           2005
                        Committees from
                        2005 to present.

                                                                                           NUMBER OF
                          POSITION(S) HELD                                               PORTFOLIOS IN
                                WITH                                                      FUND COMPLEX      OTHER
     NAME, ADDRESS       THE TRUST, TERM OF                                                 OVERSEEN    DIRECTORSHIPS
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/       HELD
    TRUSTEE/OFFICER        OF TIME SERVED                DURING PAST 5 YEARS                OFFICER       BY TRUSTEE
----------------------  -------------------  ------------------------------------------  -------------  -------------
Thomas F. Lydon, Jr.    Trustee and Member   President of Global Trends Investments           157       Board of
(49)                    of the Audit and     (registered investment adviser) from 1996                  Directors of
                        Governance and       to present                                                 US Global
                        Nominating                                                                      Investors
                        Committees from                                                                 since April
                        2005 to present.                                                                1995

Patrick T. McCarville   Trustee, Chairman    Chief Executive Officer of Par Industries,       157       None
(66)                    of the Governance    Inc., d/b/a Par Leasing from 1977 to
                        and Nominating       present
                        Committee and
                        Member of the
                        Audit Committee
                        from 2003 to
                        present.

Roger Somers (64)       Trustee and Member   Founder and Chief Executive Officer of           157       None
                        of the Audit and     Arrow Limousine from 1965 to present
                        Governance and
                        Nominating
                        Committees from
                        2003 to present.

                                                       OFFICERS

Nick Bonos (45)         Vice President and   Senior Vice President of Fund Services of        157       Not Applicable
                        Treasurer from       PADCO Advisors, Inc. from August 2006 to
                        2003 to present.     present;
                                             Senior Vice President of Rydex Fund
                                             Services, Inc. from December 2003 to
                                             August 2006; Vice President of Accounting,
                                             Rydex Fund Services, Inc. from 2001 to
                                             2003; and Chief Financial Officer and
                                             Manager of Rydex Specialized Products, LLC
                                             from September 2005 to present

Joanna M. Haigney (42)  Chief Compliance     Chief Compliance Officer of PADCO                157       Not Applicable
                        Officer from 2004    Advisors, Inc. and PADCO Advisors II, Inc.
                        to present; and      from May 2005 to present and Rydex Capital
                        Secretary            Partners I, LLC and Rydex Capital Partners
                                             II, LLC from

                                                                                           NUMBER OF
                          POSITION(S) HELD                                               PORTFOLIOS IN
                                WITH                                                      FUND COMPLEX       OTHER
     NAME, ADDRESS       THE TRUST, TERM OF                                                 OVERSEEN     DIRECTORSHIPS
      AND AGE OF         OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)             BY TRUSTEE/       HELD
    TRUSTEE/OFFICER        OF TIME SERVED                DURING PAST 5 YEARS                OFFICER       BY TRUSTEE
----------------------  -------------------  ------------------------------------------  -------------  --------------
                        from 2000 to         August 2006 to April 2007;
                        present.             Vice President of Compliance of PADCO
                                             Advisors, Inc. from August 2006 to
                                             present; Assistant Secretary of Rydex
                                             Distributors, Inc. from December 2001 to
                                             December 2003; and Vice President of Rydex
                                             Distributors, Inc. from December 2003 to
                                             May 2004 and Rydex Fund Services, Inc.
                                             from December 2001 to August 2006

Joseph Arruda (42)      Assistant            Vice President of PADCO Advisors, Inc. and       157       Not Applicable
                        Treasurer from       PADCO Advisors II, Inc. from 2004 to
                        2006 to present.     present; Director of Accounting of PADCO
                                             Advisors, Inc. and PADCO Advisors II, Inc.
                                             from 2003 to 2004; Vice President of
                                             Mutual Funds, State Street Bank & Trust
                                             from 2000 to 2003

Paula Billos (34)       Controller from      Director of Fund Administration of PADCO         157       Not Applicable
                        2006 to present.     Advisors, Inc. and PADCO Advisors II, Inc.
                                             from 2001 to present


* Messrs. Verboncoeur and Byrum are "interested" persons of the Trust, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds' Advisor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

GOVERNANCE AND NOMINATING COMMITTEE. The Board has a standing Governance and Nominating Committee that is composed of each of the independent trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Governance and Nominating Committee is to identify, recommend and nominate candidates to fill vacancies, if any, on the Trust's Board. The Governance and Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. The Governance and Nominating Committee also reviews the compensation for the Board members. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Governance and Nominating Committee. The Governance and Nominating Committee met two (2) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Other than the Funds listed below, none of the Trustees beneficially own shares of the Funds as of December 31, 2008. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                       AGGREGATE DOLLAR RANGE OF
                                                       DOLLAR RANGE    SHARES IN ALL RYDEX FUNDS
         NAME                    FUND NAME            OF FUND SHARES      OVERSEEN BY TRUSTEE*
---------------------   --------------------------   ---------------   -------------------------
                                       INTERESTED TRUSTEES
Michael P. Byrum        Rydex S&P Equal Weight ETF   $10,001-$50,000        $50,001-$100,000
Carl G. Verboncoeur     Rydex S&P Equal Weight ETF   $10,001-$50,000          Over $100,000
                                      INDEPENDENT TRUSTEES
Corey A. Colehour                  None                    None             $10,001-$50,000
J. Kenneth Dalton                  None                    None             $10,001-$50,000
John O. Demaret                    None                    None              Over $100,000
Thomas F. Lydon, Jr.               None                    None                  None
Werner E. Keller                   None                    None              Over $100,000
Patrick T. McCarville              None                    None             $10,001-$50,000
Roger J. Somers                    None                    None              Over $100,000

* Includes shares held in series of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended October 31, 2008:

                                               PENSION OR
                                               RETIREMENT
                            AGGREGATE       BENEFITS ACCRUED   ESTIMATED ANNUAL
                        COMPENSATION FROM      AS PART OF        BENEFITS UPON     TOTAL COMPENSATION
   NAME OF TRUSTEE            TRUST         TRUST'S EXPENSES      RETIREMENT      FROM FUND COMPLEX *
---------------------   -----------------   ----------------   ----------------   -------------------
                                        INTERESTED TRUSTEES**
Carl Verboncoeur             $     0              $0                  $0                $      0
Michael P. Byrum             $     0              $0                  $0                $      0
                                         INDEPENDENT TRUSTEES
Corey A. Colehour            $28,000              $0                  $0                $150,000
J. Kenneth Dalton            $30,400              $0                  $0                $162,500
John O. Demaret              $35,400              $0                  $0                $187,500
Patrick T. McCarville        $29,200              $0                  $0                $156,250
Roger J. Somers              $28,000              $0                  $0                $150,000
Werner E. Keller             $28,000              $0                  $0                $150,000
Thomas F. Lydon, Jr.         $28,000              $0                  $0                $150,000

* Represents total compensation for service as Trustee of the Trust, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex Series Funds.

** Messrs. Verboncoeur and Byrum are Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Advisor. As officers of the Advisor, they do not receive compensation from the Trust.


CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISOR AND THE ADVISORY AGREEMENT

PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994 and, together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Rydex Investments.

On January 18, 2008, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") acquired Rydex Holdings, Inc., the Advisor's parent company, together with several other Rydex entities. As a result, the Advisor has undergone a change of control and is now a subsidiary of Security Benefit. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.


Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. As of February 1, 2009, net assets under management of the Advisor and its affiliates were approximately $12 billion. Pursuant to the Advisory Agreement, the Advisor is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, expenses of the Independent Trustees (including any Independent Trustees' counsel fees) and extraordinary expenses. For its investment management services, each Fund pays the Advisor the following fee at an annual rate based on the average daily net assets of that Fund. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, the Funds paid the Advisor the following investment advisory fees:


                                                                           ADVISORY    ADVISORY     ADVISORY
                                                                           FEE PAID     FEE PAID     FEE PAID
                                                                 FUND      FOR THE      FOR THE      FOR THE
                                                    ADVISORY  INCEPTION  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
FUND NAME                                              FEE      DATE     ENDED 2008    ENDED 2007   ENDED 2006
---------                                           --------  ---------  -----------  -----------  -----------
Rydex 2x S&P 500 ETF                                  0.70%   11/05/07    $234,559         *            *
Rydex Inverse 2x S&P 500 ETF                          0.70%   11/05/07    $343,748         *            *
Rydex 2x S&P MidCap 400 ETF                           0.70%   11/05/07    $ 42,704         *            *
Rydex Inverse 2x S&P MidCap 400 ETF                   0.70%   11/05/07    $ 75,009         *            *
Rydex 2x Russell 2000(R) ETF                          0.70%   11/05/07    $ 60,672         *            *
Rydex Inverse 2x Russell 2000(R) ETF                  0.70%   11/05/07    $146,940         *            *
Rydex 2x S&P Select Sector Energy ETF                 0.70%   06/10/08    $ 13,192**       *            *
Rydex Inverse 2x S&P Select Sector Energy ETF         0.70%   06/10/08    $ 23,721**       *            *

                                                                           ADVISORY    ADVISORY     ADVISORY
                                                                           FEE PAID     FEE PAID     FEE PAID
                                                                 FUND      FOR THE      FOR THE      FOR THE
                                                    ADVISORY  INCEPTION  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
FUND NAME                                              FEE      DATE     ENDED 2008    ENDED 2007   ENDED 2006
---------                                           --------  ---------  -----------  -----------  -----------
Rydex 2x S&P Select Sector Financial ETF              0.70%   06/10/08    $ 31,560**       *            *
Rydex Inverse 2x S&P Select Sector Financial ETF      0.70%   06/10/08    $ 21,917**       *            *
Rydex 2x S&P Select Sector Health Care ETF            0.70%   06/10/08    $ 20,180**       *            *
Rydex Inverse 2x S&P Select Sector Health Care ETF    0.70%   06/10/08    $ 20,965**       *            *
Rydex 2x S&P Select Sector Technology ETF             0.70%   06/10/08    $ 15,554**       *            *
Rydex Inverse 2x S&P Select Sector Technology ETF     0.70%   06/10/08    $ 23,359**       *            *

*    Not in operation for the period indicated.

**   From commencement of operations on June 10, 2008.

The Advisor manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the member of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of a Fund in order to limit the Fund's operating expenses as described in the Prospectus.


PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:


                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                         COMPANIES(1,2)               VEHICLES(1)             OTHER ACCOUNTS(1)
                   -------------------------   ------------------------   ------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF       TOTAL
NAME                ACCOUNTS    TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS      ASSETS
----               ---------   -------------   ---------   ------------   ---------   ------------
Michael P. Byrum      150      $10.2 Billion       0            N/A           1       < $5 Million
Michael Dellapa       150      $10.2 Billion       0            N/A           7       < $5 Million

                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                         COMPANIES(1,2)               VEHICLES(1)             OTHER ACCOUNTS(1)
                   -------------------------   ------------------------   ------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF       TOTAL
NAME                ACCOUNTS    TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS      ASSETS
----               ---------   -------------   ---------   ------------   ---------   ------------
Ryan Harder           150      $10.2 Billion       0            N/A           6       < $5 Million

(1)  Information provided is as of October 31, 2008.

(2) The portfolio managers manage two registered investment companies, the Rydex Series Funds Multi-Cap Core Equity Fund and Rydex Variable Trust Multi-Cap Core Equity Fund, that are subject to a performance based advisory fee. The two Funds had $16.6 million in assets under management as of December 31, 2008.


CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by three components. The first component is a comparison of the portfolio manager's Fund performance, calculated on a pre-tax basis, relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio managers. Mutual fund peers do not exist for all Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500(R) Index, will be used for each Rydex Fund that seeks to track the performance of a published index. For a complete list and description of the external benchmarks used by the Funds, see "More Information About the Funds - Benchmarks and Investment Methodology" in the Funds' Prospectuses. An internal benchmark, such as the inverse of the S&P 500(R) Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's overall profitability as measured by its profit margin. The third component used to determine the discretionary bonus is based on a number of more subjective, but equally important, factors, including a portfolio manager's enhancements to existing products, creation of new products and concepts, support of sales, marketing, and client service, and contributions to the advancement of the organization as a whole.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of those Funds listed below, none of the portfolio managers beneficially owned shares of the Funds as of October 31, 2008.

                                DOLLAR RANGE OF
PORTFOLIO MANAGER   FUND NAME     FUND SHARES
-----------------   ---------   ---------------
Michael P. Byrum       None           $0
Michael Dellapa        None           $0
Ryan Harder            None           $0

ADMINISTRATION, CUSTODY AND TRANSFER AGENCY AGREEMENTS

State Street Bank and Trust Company (the "Administrator" or "Custodian" or "Transfer Agent") serves as Administrator, Custodian and Transfer Agent for the Funds. Its principal address is P.O. Box 5049, Boston, Massachusetts 02206-5049. Under an Administration Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under a Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. The Advisor compensates the Administrator directly for the foregoing services.

For the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, the Funds paid the Administrator the following custody, administration and transfer agency expenses to the Administrator:

                                                                     CUSTODY,              CUSTODY,
                                                                ADMINISTRATION AND    ADMINISTRATION AND          CUSTODY,
                                                                  TRANSFER AGENCY       TRANSFER AGENCY      ADMINISTRATION AND
                                                      FUND     EXPENSES PAID DURING  EXPENSES PAID DURING      TRANSFER AGENCY
                                                    INCEPTION     THE FISCAL YEAR       THE FISCAL YEAR     EXPENSES PAID DURING
FUND NAME                                             DATE          ENDED 2008            ENDED 2007       FISCAL YEAR ENDED 2006
---------                                           ---------  --------------------  --------------------  ----------------------
Rydex 2x S&P 500 ETF                                 11/05/07       $ 88,104                  *                      *
Rydex Inverse 2x S&P 500 ETF                         11/05/07       $ 44,385                  *                      *
Rydex 2x S&P MidCap 400 ETF                          11/05/07       $ 56,637                  *                      *
Rydex Inverse 2x S&P MidCap 400 ETF                  11/05/07       $ 20,695                  *                      *
Rydex 2x Russell 2000(R) ETF                         11/05/07       $235,708                  *                      *
Rydex Inverse 2x Russell 2000(R) ETF                 11/05/07       $ 27,923                  *                      *
Rydex 2x S&P Select Sector Energy ETF                06/10/08       $ 11,514**                *                      *
Rydex Inverse 2x S&P Select Sector Energy ETF        06/10/08       $  9,349**                *                      *

                                                                     CUSTODY,              CUSTODY,
                                                                ADMINISTRATION AND    ADMINISTRATION AND          CUSTODY,
                                                                  TRANSFER AGENCY       TRANSFER AGENCY      ADMINISTRATION AND
                                                      FUND     EXPENSES PAID DURING  EXPENSES PAID DURING      TRANSFER AGENCY
                                                    INCEPTION     THE FISCAL YEAR       THE FISCAL YEAR     EXPENSES PAID DURING
FUND NAME                                             DATE          ENDED 2008            ENDED 2007       FISCAL YEAR ENDED 2006
---------                                           ---------  --------------------  --------------------  ----------------------
Rydex 2x S&P Select Sector Financial ETF             06/10/08       $ 21,264**                *                      *
Rydex Inverse 2x S&P Select Sector Financial ETF     06/10/08       $  9,121**                *                      *
Rydex 2x S&P Select Sector Health Care ETF           06/10/08       $ 10,820**                *                      *
Rydex Inverse 2x S&P Select Sector Health Care ETF   06/10/08       $  8,781**                *                      *
Rydex 2x S&P Select Sector Technology ETF            06/10/08       $ 12,437**                *                      *
Rydex Inverse 2x S&P Select Sector Technology ETF    06/10/08       $  9,271**                *                      *

*    Not in operation for the period indicated.

**   From commencement of operations on June 10, 2008.

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.


The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of each Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by a Fund. Each Fund's current distribution and shareholder services plan, as well as a description of the services performed under the plan, is described below.

DISTRIBUTION PLAN. Each Fund has adopted a Distribution Plan applicable to the shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of a Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.


No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2010. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

For the fiscal year ended October 31, 2008, the Funds did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges.


COSTS AND EXPENSES. Each Fund bears all expenses of its operation other than those assumed by the Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.


BUSINESS CONTINUITY AND DISASTER RECOVERY. The Advisor and the Distributor (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.


PRINCIPAL HOLDERS OF SECURITIES


The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of any class of the Trust's outstanding equity securities as of January 31, 2009.

                                                                                           PERCENTAGE OF FUND
FUND NAME                       NAME OF BENEFICIAL OWNER  ADDRESS OF BENEFICIAL OWNER         SHARES OWNED
---------                       ------------------------  -------------------------------  ------------------
Rydex 2x S&P 500 ETF            Charles Schwab & Co.      211 Main Street,                       14.33%
                                Inc.                      San Francisco, CA 94105

                                National Financial        200 Liberty Street,                    12.63%
                                Services LLC              New York, NY  10281

                                Pershing LLC              1 Pershing Place,                      11.80%
                                                          Jersey City, NJ  07399

                                Citigroup Global Markets  333 W. 34th Street,                     7.65%
                                                          New York, NY  10001

                                ICAP Corporates LLC       Harborside Financial Center
                                                          1100 Plaza Five, 12th Floor             6.56%
                                                          Jersey City, NJ  07311-4996

                                TD AMERITRADE Clearing,   1005 N. Ameritrade Place,               6.29%
                                Inc.                      Bellevue, NE  68005

                                Morgan Stanley            Harborside Financial Center,            5.68%
                                                          Plaza 3, Jersey City, NJ  07311

                                                                                           PERCENTAGE OF FUND
FUND NAME                       NAME OF BENEFICIAL OWNER  ADDRESS OF BENEFICIAL OWNER         SHARES OWNED
---------                       ------------------------  -------------------------------  ------------------
Rydex Inverse 2x S&P 500 ETF    Charles Schwab & Co.      211 Main Street,                       24.86%
                                Inc.                      San Francisco, CA  94105

                                National Financial        200 Liberty Street,                    13.52%
                                Services LLC              New York, NY  10281

                                Goldman Sachs Execution   30 Hudson Street,                      10.34%
                                & Clearing LP             Jersey City, NJ  07302

                                TD AMERITRADE Clearing,   1005 N. Ameritrade Place,               6.02%
                                Inc.                      Bellevue, NE 68005

Rydex 2x S&P MidCap 400 ETF     National Financial        200 Liberty Street,                    21.99%
                                Services LLC              New York, NY  10281

                                Timber Hill LLC           1 Pickwick Plaza,                      12.37%
                                                          Greenwich, CT 06830

                                Pershing LLC              1 Pershing Place,                      12.31%
                                                          Jersey City, NJ  07399

                                Charles Schwab & Co.      211 Main Street,                        9.19%
                                Inc.                      San Francisco, CA  94105

                                Ameriprise                707 2nd Avenue South                    7.52%
                                                          Minneapolis, MN  55402

                                ICAP Corporates LLC       Harborside Financial Center
                                                          1100 Plaza Five, 12th Floor             6.12%
                                                          Jersey City, NJ  07311-4996

Rydex Inverse 2x S&P MidCap     Goldman Sachs Execution   30 Hudson Street,                      42.42%
400 ETF                         & Clearing LP             Jersey City, NJ  07302

                                Morgan Stanley            Harborside Financial Center,           15.01%
                                                          Plaza 3, Jersey City, NJ  07311

                                Bear Stearns              One Metrotech Center North,             7.30%
                                                          Brooklyn, NY  11201

                                TD AMERITRADE Clearing,   1005 N. Ameritrade Place,               6.97%
                                Inc.                      Bellevue, NE  68005

                                National Financial        200 Liberty Street,                     5.39%
                                Services LLC              New York, NY  10281

                                Charles Schwab & Co.      211 Main Street,                        5.32%
                                Inc.                      San Francisco, CA  94105

                                Linsco/Private Ledger     One Beacon Street,                      5.18%
                                Co.                       Boston, MA 02108

Rydex 2x Russell 2000(R) ETF    National Financial        200 Liberty Street,                    23.41%
                                Services LLC              New York, NY  10281

                                Pershing LLC              1 Pershing Place,                      18.49%
                                                          Jersey City, NJ  07399

                                Goldman Sachs Execution   30 Hudson Street,                      11.65%
                                & Clearing LP             Jersey City, NJ  07302

                                Charles Schwab & Co.      211 Main Street,                        8.67%
                                Inc.                      San Francisco, CA  94105

Rydex Inverse 2x Russell        Timber Hill LLC           1 Pickwick Plaza,                      32.88%
2000(R) ETF                                               Greenwich, CT 06830

                                                                                           PERCENTAGE OF FUND
FUND NAME                       NAME OF BENEFICIAL OWNER  ADDRESS OF BENEFICIAL OWNER         SHARES OWNED
---------                       ------------------------  -------------------------------  ------------------
                                CIBC                      425 Lexington Avenue                   22.35%
                                                          New York, NY 10017

                                Banc of America           One Bryant Park                         8.00%
                                Securities LLC            New York, NY  10036

                                Charles Schwab & Co.      211 Main Street,                        6.80%
                                Inc.                      San Francisco, CA  94105

                                TD AMERITRADE Clearing,   1005 N. Ameritrade Place,               6.38%
                                Inc.                      Bellevue, NE  68005

                                National Financial        200 Liberty Street,                     5.27%
                                Services LLC              New York, NY  10281

Rydex 2x S&P Select Sector      Goldman Sachs Execution   30 Hudson Street,                      24.09%
Energy ETF                      & Clearing LP             Jersey City, NJ  07302

                                National Financial        200 Liberty Street,                    18.14%
                                Services LLC              New York, NY  10281

                                Pershing LLC              1 Pershing Place,                       6.34%
                                                          Jersey City, NJ  07399

                                Linsco/Private Ledger     One Beacon Street,                      6.22%
                                Co.                       Boston, MA  02108

                                Charles Schwab & Co.      211 Main Street,                        5.82%
                                Inc.                      San Francisco, CA  94105

                                Morgan Stanley            Harborside Financial Center,            5.26%
                                                          Plaza 3, Jersey City, NJ  07311

Rydex Inverse 2x S&P Select     Goldman Sachs Execution   30 Hudson Street,                      39.89%
Sector Energy ETF               & Clearing LP             Jersey City, NJ  07302

                                Scotia Capital Inc.       1 Liberty Plaza
                                                          165 Broadway
                                                          New York, NY  10006                    14.07%

                                National Financial        200 Liberty Street,                    11.01%
                                Services LLC              New York, NY  10281

                                Charles Schwab & Co.      211 Main Street,                        7.26%
                                Inc.                      San Francisco, CA  94105

                                TD AMERITRADE Clearing,   1005 N. Ameritrade Place,               6.75%
                                Inc.                      Bellevue, NE  68005

                                Pershing LLC              1 Pershing Place,                       6.17%
                                                          Jersey City, NJ  07399

Rydex 2x S&P Select Sector      UBS Financial Services    1200 Harbor Boulevard                  13.16%
Financial ETF                   LLC                       Weehawken, NJ  07086

                                Pershing LLC              1 Pershing Place,                      11.56%
                                                          Jersey City, NJ  07399

                                ICAP Corporates LLC       Harborside Financial Center
                                                          1100 Plaza Five, 12th Floor            10.71%
                                                          Jersey City, NJ  07311-4996

                                National Financial        200 Liberty Street,                    10.31%
                                Services LLC              New York, NY  10281

                                Citigroup Global Markets  333 W. 34th Street,                     7.92%
                                                          New York, NY  10001

                                                                                           PERCENTAGE OF FUND
FUND NAME                       NAME OF BENEFICIAL OWNER  ADDRESS OF BENEFICIAL OWNER         SHARES OWNED
---------                       ------------------------  -------------------------------  ------------------
                                Goldman Sachs Execution   30 Hudson Street,                       5.78%
                                & Clearing LP             Jersey City, NJ  07302

                                Charles Schwab & Co.      211 Main Street,                        5.52%
                                Inc.                      San Francisco, CA  94105

                                E*Trade                   135 E. 57th Street
                                                          14th Floor                              5.15%
                                                          New York, NY  10022

Rydex Inverse 2x S&P Select     Goldman Sachs Execution   30 Hudson Street,                      60.19%
Sector Financial ETF            & Clearing LP             Jersey City, NJ  07302

                                National Financial        200 Liberty Street,                     8.76%
                                Services LLC              New York, NY  10281

                                Charles Schwab & Co.      211 Main Street,                        5.05%
                                Inc.                      San Francisco, CA  94105

Rydex 2x S&P Select Sector      Merrill Lynch             101 Hudson Street,                     70.72%
Health Care ETF                                           Jersey City, NJ  07302

                                ICAP Corporates LLC       Harborside Financial Center
                                                          1100 Plaza Five, 12th Floor
                                                          Jersey City, NJ  07311-4996             7.97%

                                Bear Stearns              One Metrotech Center North,             6.78%
                                                          Brooklyn, NY  11201

Rydex Inverse 2x S&P Select     Merrill Lynch             101 Hudson Street,                     93.58%
Sector Health Care ETF                                    Jersey City, NJ  07302

Rydex 2x S&P Select Sector      Merrill Lynch             101 Hudson Street,                     40.61%
Technology ETF                                            Jersey City, NJ  07302

                                National Financial        200 Liberty Street,                    10.46%
                                Services LLC              New York, NY  10281

                                Charles Schwab & Co.      211 Main Street,                        9.70%
                                Inc.                      San Francisco, CA  94105

                                Bear Stearns              One Metrotech Center North,             6.92%
                                                          Brooklyn, NY  11201

                                Pershing LLC              1 Pershing Place,                       5.97%
                                                          Jersey City, NJ  07399

                                Citigroup Global Markets  333 W. 34th Street,                     5.75%
                                                          New York, NY  10001


                                ICAP Corporates LLC       Harborside Financial Center
                                                          1100 Plaza Five, 12th Floor             5.12%
                                                          Jersey City, NJ  07311-4996

Rydex Inverse 2x S&P Select     Merrill Lynch             101 Hudson Street,                     57.13%
Sector Technology ETF                                     Jersey City, NJ  07302

                                Bear Stearns              One Metrotech Center North,            20.24%
                                                          Brooklyn, NY  11201

                                National Financial        200 Liberty Street,                     5.81%
                                Services LLC              New York, NY  10281


BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."


Depository Trust Company ("DTC") acts as securities depository for each Fund's shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").


Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of any Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A "Business Day" with respect to the Funds is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT (LEVERAGED FUNDS ONLY). The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities - the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the Fund's Underlying Index and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- I.E., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of the shares; but the Advisor, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index being tracked by a Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding share of a Fund.


CASH PURCHASE (LEVERAGED INVERSE FUNDS ONLY). Creation Units of the Leveraged Inverse Funds are sold only for cash ("Cash Purchase Amount"). Creation Units are sold at the net asset value next computed, plus a transaction fee, as described below.


PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Funds). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) ("Closing Time"), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, I.E., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING THE CLEARING PROCESS (LEVERAGED FUNDS ONLY). The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE OF THE CLEARING PROCESS. Fund Deposits made outside of the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. All purchases of the Leveraged Inverse Funds will be settled outside the Clearing Process. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date (for the Leveraged Funds). All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component or the Cash Purchase Amount (for the Leveraged Inverse Funds) must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities by 11:00 a.m. and the Cash Component or Cash Purchase Amount by 2:00 p.m., Eastern Time on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day based on the then current NAV of a Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

For the Leveraged Funds, Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m. or 4:00 p.m. Eastern Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Funds if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee assessed per transaction, as follows:


FUND                                                 CREATION TRANSACTION FEE
----                                                 ------------------------
Rydex 2x S&P 500 ETF                                          $2,000
Rydex Inverse 2x S&P 500 ETF                                  $   50
Rydex 2x S&P MidCap 400 ETF                                   $2,000
Rydex Inverse 2x S&P MidCap 400 ETF                           $   50
Rydex 2x Russell 2000(R) ETF                                  $3,000
Rydex Inverse 2x Russell 2000(R) ETF                          $   50
Rydex 2x S&P Select Sector Energy ETF                         $  500
Rydex Inverse 2x S&P Select Sector Energy ETF                 $   50
Rydex 2x S&P Select Sector Financial ETF                      $  750
Rydex Inverse 2x S&P Select Sector Financial ETF              $   50
Rydex 2x S&P Select Sector Health Care ETF                    $  500
Rydex Inverse 2x S&P Select Sector Health Care ETF            $   50
Rydex 2x S&P Select Sector Technology ETF                     $  750
Rydex Inverse 2x S&P Select Sector Technology ETF             $   50

For the Leveraged Funds, an additional charge of up to four (4) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.


The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.


With respect to the Leveraged Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 am, Eastern Time) on each Business

Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.


Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee." In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

The redemption proceeds for a Creation Unit of a Leveraged Inverse Fund will consist solely of cash in an amount equal to the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee."

PLACEMENT OF REDEMPTION ORDERS USING THE CLEARING PROCESS (LEVERAGED FUNDS
ONLY). Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE OF THE CLEARING PROCESS. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and the cash redemption amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., Eastern Time, respectively, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m., Eastern Time, if transmitted by other means on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or
(2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the shares of a Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

For the Leveraged Funds, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

For the Leveraged Inverse Funds, all redemptions will be in cash.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee, assessed per transaction as follows:


FUND                                                 REDEMPTION TRANSACTION FEE
----                                                 --------------------------
Rydex 2x S&P 500 ETF                                           $2,000
Rydex Inverse 2x S&P 500 ETF                                   $   50
Rydex 2x S&P MidCap 400 ETF                                    $2,000
Rydex Inverse 2x S&P MidCap 400 ETF                            $   50
Rydex 2x Russell 2000(R) ETF                                   $3,000
Rydex Inverse 2x Russell 2000(R) ETF                           $   50
Rydex 2x S&P Select Sector Energy ETF                          $  500
Rydex Inverse 2x S&P Select Sector Energy ETF                  $   50
Rydex 2x S&P Select Sector Financial ETF                       $  750
Rydex Inverse 2x S&P Select Sector Financial ETF               $   50
Rydex 2x S&P Select Sector Health Care ETF                     $  500
Rydex Inverse 2x S&P Select Sector Health Care ETF             $   50
Rydex 2x S&P Select Sector Technology ETF                      $  750
Rydex Inverse 2x S&P Select Sector Technology ETF              $   50

For the Leveraged Funds, an additional charge of up to four (4) times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).


The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating NAV."

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for a Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."


GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), or to avoid imposition of income or excise taxes on undistributed income.


Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.


DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.


FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.


The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY (RIC) STATUS


The Funds will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year each Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that a Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:
(a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders and as qualified dividend income for individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had a Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.


Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. A Fund's shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.


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

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Funds may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a ?taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15% for taxable years beginning before January 1, 2011. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

The Funds may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. The Funds may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments.


With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

BACK-UP WITHHOLDING

The Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

FOREIGN SHAREHOLDERS

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


OTHER ISSUES

The Funds may be subject to tax or taxes in certain states where the Funds do business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION


The Trust currently consists of thirty-one (31) funds, including funds not offered in this SAI. The Board may designate additional funds. Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Funds, and in the net distributable assets of the Funds on liquidation.


PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.


Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market. This information typically reflects a Fund's anticipated holdings on the following business day. Daily access to information concerning a Fund's portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.rydexinvestments.com. More information about this disclosure is available at www.rydexinvestments.com.


From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.


The Funds' chief compliance officer, or a compliance manager designated by the chief compliance officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the

Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of each Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' chief compliance officer and the Fund, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the policies and procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the policies and procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund, which are not disclosed.


In addition to the permitted disclosures described above, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

SHAREHOLDER INQUIRIES

Shareholders may visit the Trust's web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S


The Rydex 2x S&P 500 ETF, Rydex Inverse 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF, and Rydex Inverse 2x S&P 400 ETF (the "S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Citigroup Global Markets Inc. ("Citigroup"). S&P makes no representation, condition, or warranty, express or implied, to the owners of the S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the S&P Funds particularly or the ability of the S&P 400 Index or the S&P MidCap 400 Index (the "S&P Indices") to track general stock market performance. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P Funds or the timing of the issuance or sale of the S&P Funds or in the determination or calculation of the equation by which the S&P Funds are to be converted into cash. S&P has Citigroup no obligation or liability in connection with the administration, marketing, or trading of the S&P Funds.

The Rydex 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Energy ETF, Rydex 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, Rydex 2x S&P Select Sector Technology ETF, Rydex Inverse 2x S&P Select Sector Technology ETF (the "Select Sector Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the Select Sector Funds or any member of the public regarding the advisability of investing in securities generally or in the Select Sector Funds particularly or the ability of the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index (the "Select Sector Indices") to track the general stock market performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names and of the Select Sector Indices which are determined, composed and calculated by a third party calculation agent without regard to Licensee or the Select Sector Funds. S&P has no obligation to take the needs of Licensee or the owners of the Select Sector Funds into consideration in determining, composing or calculating the Select Sector Indices or any criteria which may underlie them. S&P is not responsible for and has not participated in the determination of the prices and amounts of the Select Sector Funds or the timing of the issuance or sale of the Select Sector Funds or in the determination or calculation of the equation by which the Select Sector Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Select Sector Funds.

S&P does not guarantee the accuracy and/or the completeness of either the S&P or the Select Sector Indices or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, condition or representation, express or implied, as to results to be obtained by Licensee, owners of either the S&P or the Select Sector Funds, or any other person or entity from the use of either the S&P or the Select Sector Indices or any data included therein. S&P makes no express or implied warranties, conditions or representations, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to either the S&P or the Select Sector Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of either the S&P or the Select Sector Indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc. and have been licensed for use by Rydex Investments.

FRANK RUSSELL COMPANY ("RUSSELL")

The Rydex 2x Russell 2000(R) ETF and the Rydex Inverse 2x Russell 2000(R) ETF (the "Russell Funds") are not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation or warranty, express or implied, to the owners of the Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the Russell Funds particularly or the ability of the Russell 2000(R) Index to track general stock market performance or a segment of the same. Russell's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000(R) Index is based. Russell's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Index which is determined, composed and calculated by Russell without regard to the Licensee or the Russell Funds. Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Russell Funds.

Russell does not guarantee the accuracy and/or the completeness of the Russell 2000(R) Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to results to be obtained by the Licensee, investors, owners of the Russell Funds, or any other person or entity from the use of the Russell 2000(R) Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Russell 2000(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Frank Russell(R)," "Russell(R)," and "Russell 2000(R)" are trademarks of Russell and have been licensed for use by the Licensee.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, serves as the independent registered public accounting firm to the Trust and the Funds.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), P.O. Box 5049, Boston, MA 02206-5049, serves as custodian for the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS


The Trust's financial statements and financial highlights for the fiscal year ended October 31, 2008 appearing in the Trust's Annual Report, filed with the SEC on January 9, 2009 via EDGAR Accession No. 0000950135-09-000164 are incorporated by reference into this SAI. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

The Trust's Annual Report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-820-0888.

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                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION

     PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.  PROXY VOTING POLICIES AND PROCEDURES

     A.   Proxy Voting Policies

     Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

     The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

     B.   Proxy Voting Procedures

     Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such

Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:

     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);


     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and


     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

     The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

     To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (i.e., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (i.e., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.  SECURITIES SUBJECT TO LENDING ARRANGEMENTS

     For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

     Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.  ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

     Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (i.e., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION


     Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.


     Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information,

     With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.


     Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

     Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (i.e., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections                      Vote With Mgt.
B. Chairman and CEO is the Same Person                             Vote With Mgt.
C. Majority of Independent Directors                               Vote With Mgt.
D. Stock Ownership Requirements                                    Vote With Mgt.
E. Limit Tenure of Outside Directors                               Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection   Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions                  Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election              Vote With Mgt.
B. Reimburse Proxy Solicitation                                    Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                              Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board                              Vote With Mgt.
B. Cumulative Voting                                               Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                    Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification                 Case-by-Case
B. Fair Price Provisions                                           Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                      Vote With Mgt.
      To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement                      Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                             Vote With Mgt.
B. Equal Access                                                    Vote With Mgt.
C. Bundled Proposals                                               Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                      Vote With Mgt.
B. Stock Splits                                                    Vote With Mgt.
C. Reverse Stock Splits                                            Vote With Mgt.
D. Preemptive Rights                                               Vote With Mgt.
E. Share Repurchase Programs                                       Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and Directors Pay      Case-by-Case
B. Shareholder Ratification of Golden and Tin Parachutes           Vote With Mgt.
C. Employee Stock Ownership Plans                                  Vote With Mgt.
D. 401(k) Employee Benefit Plans                                   Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                  Vote With Mgt.
B. Voting on Reincorporation Proposals                             Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                        Case-by-Case
B. Corporate Restructuring                                         Vote With Mgt.
C. Spin-Offs                                                       Vote With Mgt.
D. Liquidations                                                    Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications                           Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 RYDEX ETF TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850


                            800.820.0888 301.296.5100

                            WWW.RYDEXINVESTMENTS.COM

Rydex ETF Trust (the "Trust") is an investment company offering professionally managed investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (each a "Fund" and collectively, the "Funds"):


BROAD MARKET ETFs                               Rydex 2x Russell 2000(R) Growth ETF
Rydex Inverse S&P 500 ETF                       Rydex Inverse Russell 2000(R) Growth ETF
Rydex 2x S&P 500 Growth ETF                     Rydex Inverse 2x Russell 2000(R) Growth ETF
Rydex Inverse S&P 500 Growth ETF                Rydex 2x Russell 2000(R) Value ETF
Rydex Inverse 2x S&P 500 Growth ETF             Rydex Inverse Russell 2000(R) Value ETF
Rydex 2x S&P 500 Value ETF                      Rydex Inverse 2x Russell 2000(R) Value ETF
Rydex Inverse S&P 500 Value ETF                 Rydex 2x Russell 3000(R) ETF
Rydex Inverse 2x S&P 500 Value ETF              Rydex Inverse Russell 3000(R) ETF
Rydex Inverse S&P MidCap 400 ETF                Rydex Inverse 2x Russell 3000(R) ETF
Rydex 2x S&P MidCap 400 Growth ETF              Rydex 2x Russell 3000(R) Growth ETF
Rydex Inverse S&P MidCap 400 Growth ETF         Rydex Inverse Russell 3000(R) Growth ETF
Rydex Inverse 2x S&P MidCap 400 Growth ETF      Rydex Inverse 2x Russell 3000(R) Growth ETF
Rydex 2x S&P MidCap 400 Value ETF               Rydex 2x Russell 3000(R) Value ETF
Rydex Inverse S&P MidCap 400 Value ETF          Rydex Inverse Russell 3000(R) Value ETF
Rydex Inverse 2x S&P MidCap 400 Value ETF       Rydex Inverse 2x Russell 3000 Value ETF
Rydex 2x S&P SmallCap 600 ETF                   SECTOR ETFs
Rydex Inverse S&P SmallCap 600 ETF              Rydex 2x NASDAQ Biotech ETF
Rydex Inverse 2x S&P SmallCap 600 ETF           Rydex Inverse NASDAQ Biotech ETF
Rydex 2x S&P SmallCap 600 Growth ETF            Rydex Inverse 2x NASDAQ Biotech ETF
Rydex Inverse S&P SmallCap 600 Growth ETF       Rydex 2x S&P Select Sector Consumer Discretionary ETF
Rydex Inverse 2x S&P SmallCap 600 Growth ETF    Rydex Inverse Consumer Discretionary ETF
Rydex 2x S&P SmallCap 600 Value ETF             Rydex Inverse 2x S&P Select Sector Consumer
                                                Discretionary ETF
Rydex Inverse S&P SmallCap 600 Value ETF        Rydex 2x S&P Select Sector Consumer Staples ETF
Rydex Inverse 2x S&P SmallCap 600 Value ETF     Rydex Inverse Consumer Staples ETF
Rydex 2x NASDAQ 100 ETF                         Rydex Inverse 2x S&P Select Sector Consumer Staples ETF
Rydex Inverse NASDAQ 100 ETF                    Rydex Inverse Energy ETF
Rydex Inverse 2x NASDAQ 100 ETF                 Rydex Inverse Financials ETF
Rydex 2x Russell 1000(R) ETF                    Rydex Inverse Health Care ETF
Rydex Inverse Russell 1000(R) ETF               Rydex 2x S&P Select Sector Industrials ETF
Rydex Inverse 2x Russell 1000(R) ETF            Rydex Inverse Industrials ETF
Rydex 2x Russell 1000(R) Growth ETF             Rydex Inverse 2x S&P Select Sector Industrials ETF


Rydex Inverse Russell 1000(R) Growth ETF        Rydex 2x S&P Select Sector Materials ETF
Rydex Inverse 2x Russell 1000(R) Growth ETF     Rydex Inverse Materials ETF
Rydex 2x Russell 1000(R) Value ETF              Rydex Inverse 2x S&P Select Sector Materials ETF
Rydex Inverse Russell 1000(R) Value ETF         Rydex Inverse Technology ETF
Rydex Inverse 2x Russell 1000(R) Value ETF      Rydex 2x S&P Select Sector Utilities ETF
Rydex 2x Russell MidCap(R) ETF                  Rydex Inverse Utilities ETF
Rydex Inverse Russell MidCap(R) ETF             Rydex Inverse 2x S&P Select Sector Utilities ETF
Rydex Inverse 2x Russell MidCap(R) ETF
Rydex 2x Russell MidCap(R) Growth ETF
Rydex Inverse Russell MidCap(R) Growth ETF
Rydex Inverse 2x Russell MidCap(R) Growth ETF
Rydex 2x Russell MidCap(R) Value ETF
Rydex Inverse Russell MidCap(R) Value ETF
Rydex Inverse 2x Russell MidCap(R) Value ETF
Rydex Inverse Russell 2000(R) ETF


This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus, dated March 1, 2009. Capitalized terms not defined herein are defined in the Prospectus. Copies of the Funds' Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers listed above.

                      The date of this SAI is March 1, 2009

GENERAL INFORMATION ABOUT THE TRUST.......................................     1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS..........................     2
ADDITIONAL INFORMATION ABOUT THE SECTOR ETFs..............................    15
SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE
   INVESTMENT STRATEGIES..................................................    17
MORE INFORMATION ABOUT THE UNDERLYING INDICES.............................    20
INVESTMENT RESTRICTIONS...................................................    26
CONTINUOUS OFFERING.......................................................    28
EXCHANGE LISTING AND TRADING..............................................    28
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................    29
MANAGEMENT OF THE TRUST...................................................    31
PRINCIPAL HOLDERS OF SECURITIES...........................................    43
BOOK ENTRY ONLY SYSTEM....................................................    43
CREATION AND REDEMPTION OF CREATION UNITS.................................    44
DETERMINATION OF NET ASSET VALUE..........................................    51
DIVIDENDS, DISTRIBUTIONS, AND TAXES.......................................    51
OTHER INFORMATION.........................................................    55
INDEX PUBLISHERS INFORMATION..............................................    57
COUNSEL...................................................................    59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    59
CUSTODIAN.................................................................    59
APPENDIX A - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES ......   A-1

GENERAL INFORMATION ABOUT THE TRUST


The Trust, an open-end management investment company, was organized as a Delaware statutory trust on November 22, 2002. While the Funds in this SAI are not currently available for purchase, the Trust currently offers thirty-one (31) investment portfolios (i.e, funds): the Rydex S&P Equal Weight ETF, Rydex Russell Top 50(R) ETF, Rydex S&P 500 Pure Value ETF, Rydex S&P 500 Pure Growth ETF, Rydex S&P MidCap 400 Pure Value ETF, Rydex S&P MidCap 400 Pure Growth ETF, Rydex S&P SmallCap 600 Pure Value ETF, Rydex S&P SmallCap 600 Pure Growth ETF, Rydex S&P Equal Weight Consumer Discretionary ETF, Rydex S&P Equal Weight Consumer Staples ETF, Rydex S&P Equal Weight Energy ETF, Rydex S&P Equal Weight Financials ETF, Rydex S&P Equal Weight Health Care ETF, Rydex S&P Equal Weight Industrials ETF, Rydex S&P Equal Weight Materials ETF, Rydex S&P Equal Weight Technology ETF, Rydex S&P Equal Weight Utilities ETF, Rydex 2x S&P 500 ETF, Rydex Inverse 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF, Rydex Inverse 2x S&P MidCap 400 ETF, Rydex 2x Russell 2000(R) ETF, Rydex Inverse 2x Russell 2000(R) ETF, Rydex 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Energy ETF, Rydex 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, Rydex 2x S&P Select Sector Technology ETF, and Rydex Inverse 2x S&P Select Sector Technology ETF (which are included in separate SAIs). All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time. This SAI relates to shares of the following portfolios:

LEVERAGED FUNDS. Rydex 2x S&P 500 Growth ETF, Rydex 2x S&P 500 Pure Value ETF, Rydex 2x S&P MidCap 400 Growth ETF, Rydex 2x S&P MidCap 400 Value ETF, Rydex 2x S&P SmallCap 600 ETF, Rydex 2x S&P SmallCap 600 Growth ETF, Rydex 2x S&P SmallCap 600 Value ETF, Rydex 2x NASDAQ 100 ETF, Rydex 2x Russell 1000(R) ETF, Rydex 2x Russell 1000(R) Growth ETF, Rydex 2x Russell 1000(R) Value ETF, Rydex 2x Russell MidCap(R) ETF, Rydex 2x Russell MidCap(R) Growth ETF, Rydex 2x Russell MidCap(R) Value ETF, Rydex 2x Russell 2000(R) Growth ETF, Rydex 2x Russell 2000(R) Value ETF, Rydex Russell 3000(R) ETF, Rydex Russell 3000(R) Growth ETF, Rydex Russell 3000(R) Value ETF, Rydex 2x NASDAQ Biotech ETF, Rydex 2x S&P Select Sector Consumer Discretionary ETF, Rydex 2x S&P Select Sector Consumer Staples ETF, Rydex 2x S&P Select Sector Industrials ETF, Rydex 2x S&P Select Sector Materials ETF, and Rydex 2x S&P Select Sector Utilities ETF (each, a "Leveraged Fund" and collectively, the "Leveraged Funds").


INVERSE FUNDS. Rydex Inverse S&P 500 ETF, Rydex Inverse S&P 500 Growth ETF, Rydex Inverse S&P 500 Value ETF, Rydex Inverse S&P MidCap 400 ETF, Rydex Inverse S&P MidCap 400 Growth ETF, Rydex Inverse S&P MidCap 400 Value ETF, Rydex Inverse S&P SmallCap 600 ETF, Rydex Inverse S&P SmallCap 600 Growth ETF, Rydex Inverse S&P SmallCap 600 Value ETF, Rydex Inverse NASDAQ 100 ETF, Rydex Inverse Russell 1000(R) ETF, Rydex Inverse Russell 1000(R) Growth ETF, Rydex Inverse Russell 1000(R) Value ETF, Rydex Inverse Russell MidCap(R) ETF, Rydex Inverse Russell MidCap(R) Growth ETF, Rydex Inverse Russell MidCap(R) Value ETF, Rydex Inverse Russell 2000(R) ETF, Rydex Inverse Russell 2000(R) Growth ETF, Rydex Inverse Russell 2000(R) Value ETF, Rydex Inverse Russell 3000(R) ETF, Rydex Inverse Russell 3000(R) Growth ETF, Rydex Inverse Russell 3000(R) Value ETF, Rydex Inverse NASDAQ Biotech ETF, Rydex Inverse Consumer Discretionary ETF, Rydex Inverse Consumer Staples ETF, Rydex Inverse Energy ETF, Rydex Inverse Financials ETF, Rydex Inverse Health Care ETF, Rydex Inverse Industrials ETF, Rydex Inverse Materials ETF, Rydex Inverse Technology ETF, and Rydex Inverse Utilities ETF (each an "Inverse Fund" and collectively, the "Inverse Funds").

LEVERAGED INVERSE FUNDS. Rydex Inverse 2x S&P 500 Growth ETF, Rydex Inverse 2x S&P 500 Value ETF, Rydex Inverse 2x S&P MidCap 400 Growth ETF, Rydex Inverse 2x S&P MidCap 400 Value ETF, Rydex Inverse 2x S&P SmallCap 600 ETF, Rydex Inverse 2x S&P SmallCap 600 Growth ETF, Rydex Inverse 2x S&P SmallCap 600 Value ETF, Rydex Inverse 2x NASDAQ 100 ETF, Rydex Inverse 2x Russell 1000(R) ETF, Rydex Inverse 2x Russell 1000(R) Growth ETF, Rydex Inverse 2x Russell 1000(R) Value ETF, Rydex Inverse 2x Russell MidCap(R) ETF, Rydex Inverse 2x Russell MidCap(R) Growth ETF, Rydex Inverse 2x Russell MidCap(R) Value ETF, Rydex Inverse 2x Russell 2000(R) Growth ETF, Rydex Inverse 2x Russell 2000(R) Value ETF, Rydex Inverse Russell 3000(R) ETF, Rydex Inverse Russell 3000(R) Growth ETF, Rydex Inverse Russell 3000(R) Value ETF, Rydex Inverse 2x NASDAQ Biotech ETF, Rydex Inverse 2x S&P Select Sector Consumer Discretionary ETF, Rydex Inverse 2x S&P Select Sector Consumer Staples ETF, Rydex Inverse 2x S&P Select Sector Industrials ETF, Rydex Inverse 2x S&P Select Sector Materials ETF, and Rydex Inverse 2x S&P Select Sector Utilities ETF (each a "Leveraged Inverse Fund" and collectively, the "Leveraged Inverse Funds").


The shares of the Funds have been approved for listing and secondary trading on the [___________] (the "Exchange"), subject to notice of issuance. The shares of each Fund will trade on the Exchange at market prices that may be below, at, or above net asset value ("NAV") of such Fund.

Each Fund offers and issues shares at NAV only in aggregated lots of 50,000 shares (each a "Creation Unit" or a "Creation Unit Aggregation"). Generally each Leveraged Fund issues Creation Units in exchange for: (i) a basket of equity securities included in its Underlying Index, as defined below, (the "Deposit Securities"); and (ii) an amount of cash (the "Cash Component"). Each Inverse and Leveraged Inverse Fund issues and redeems Creation Units for cash.

The Trust reserves the right to offer an "all cash" option for creations and redemptions of Creation Units for any Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with U.S. Securities and Exchange Commission ("SEC") requirements applicable to management investment companies offering redeemable securities. See the "Creation and Redemption of Creation Units" section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL


Each Fund's investment objective is to seek to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. Each Leveraged Fund's benchmark is 200% of the performance of its Underlying Index. Each Inverse Leveraged Fund's benchmark is 200% of the inverse (opposite) of the performance of its Underlying Index. Each Fund's investment objective is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares. Additional information concerning each Fund's investment objective and principal investment strategies is contained in the Prospectus. Additional information concerning each Fund's Underlying Index is included below under the heading "More Information About the Underlying Indices."

Portfolio management is provided to the Funds by the Trust's investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectus may, consistent with each Fund's investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to the Funds will result in the achievement of the Funds' respective objectives. The following information supplements, and should be read in conjunction with the Funds' Prospectus.

BORROWING

Each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use this form of leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940 (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

EQUITY SECURITIES


The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Funds may invest in the types of equity securities described in more detail below.


- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.


- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.


- WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. As a matter of non-fundamental policy, the Funds do not invest in warrants. However, each Fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Funds generally intend to hold such warrants until they expire. The Funds, however, reserve the right to exercise the warrants.


FOREIGN ISSUERS

The Rydex 2x NASDAQ 100 ETF, Rydex Inverse NASDAQ 100 ETF, Rydex Inverse 2x NASDAQ 100 ETF, Rydex 2x NASDAQ Biotech ETF, Rydex Inverse NASDAQ Biotech ETF and Rydex Inverse 2x NASDAQ Biotech ETF may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FUTURES AND OPTIONS TRANSACTIONS


FUTURES AND OPTIONS ON FUTURES. The Funds may use futures contracts and related options (i) for BONA FIDE hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.


Each Fund may buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.


When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the SEC rules and interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.


There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.


OPTIONS. The Funds may purchase and write put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's investment objective. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.


The Funds may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter ("OTC"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES


While none of the Funds anticipate doing so, each Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund.


If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.


Investment companies may include index-based investments, such as exchange-traded funds ("ETFs") that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.


Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER


"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Funds. In addition, a Fund's portfolio turnover level may adversely affect the ability of each Fund to achieve its investment objective. Because each Fund's portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what each Fund's actual portfolio turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with financial institutions. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Fund does not expect to engage, under normal circumstances, in repurchase agreements with respect to more than 33 1/3% of its assets.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Although there is no limit on the percentage of fund assets that can be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets.

SHORT SALES

The Inverse and Leveraged Inverse Funds may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.


Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

SWAP AGREEMENTS


The Funds may enter into equity index and interest rate swap agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor": and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. No Fund will enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.


Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay each Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.


Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.


Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the swap counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR

The following factors may affect the ability of each Fund to achieve correlation with the performance of each Fund's benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) the Fund holding less than all of the securities in the Underlying Index and/or securities not included in the Underlying Index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) the Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the Underlying Index that are not disseminated in advance; (8) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) early or unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; or (10) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. Each Fund's performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student

Loan Marketing Association, the National Credit Union Administration, and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, the Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.


ADDITIONAL INFORMATION ABOUT THE SECTOR ETFS


BIOTECHNOLOGY SECTOR - RYDEX 2X NASDAQ BIOTECH ETF, RYDEX INVERSE NASDAQ BIOTECH ETF AND RYDEX INVERSE 2X NASDAQ BIOTECH ETF


The Funds may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Funds may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).


CONSUMER DISCRETIONARY SECTOR - RYDEX 2X S&P SELECT SECTOR CONSUMER DISCRETIONARY ETF, RYDEX INVERSE CONSUMER DISCRETIONARY ETF AND RYDEX INVERSE S&P SELECT SECTOR 2X CONSUMER DISCRETIONARY ETF


The Funds may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Funds may invest in companies from the following industries: automobiles and components, household durables (e.g., furniture), apparel, hotels, restaurants, leisure and retailing.


CONSUMER STAPLES SECTOR - RYDEX 2X S&P SELECT SECTOR CONSUMER STAPLES ETF, RYDEX INVERSE CONSUMER STAPLES ETF AND RYDEX INVERSE 2X S&P SELECT SECTOR CONSUMER STAPLES ETF


The Funds may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Funds may invest in companies from the following industries: food and staples retailing, beverages, food products, tobacco, household products and personal products.

ENERGY SECTOR - RYDEX INVERSE ENERGY ETF


The Fund may invest in companies in the energy field, including oil, gas and consumable fuels and energy equipment and services.


FINANCIALS SECTOR - RYDEX INVERSE FINANCIALS ETF


The Fund may invest in companies that are involved in the financial services sector, including commercial banks, capital markets, diversified financial services, a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance and real estate related companies.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.


SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in the Fund's business activity. Rule 12d3-1 under the 1940 Act, allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

     a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

     b. for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

     c. for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

HEALTH CARE SECTOR - RYDEX INVERSE HEALTH CARE FUND


The Fund may invest in companies that are involved in the health care industry including companies from the following industries: health care equipment and supplies, health care providers and services, biotechnology and pharmaceuticals.

INDUSTRIALS SECTOR - RYDEX 2X S&P SELECT SECTOR INDUSTRIALS ETF, RYDEX INVERSE INDUSTRIALS ETF AND RYDEX INVERSE 2X S&P SELECT SECTOR INDUSTRIALS ETF


The Funds may invest in companies that are involved in the industrials industry including companies from the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, industrial conglomerates, machinery, commercial services and supplies, air freight and logistics, airlines, road and rail and transportation infrastructure.


MATERIALS SECTOR - RYDEX 2X S&P SELECT SECTOR MATERIALS ETF, RYDEX INVERSE MATERIALS ETF AND RYDEX INVERSE 2X S&P SELECT SECTOR MATERIALS ETF


The Funds may invest in companies that are involved in the materials industry including companies from the following industries: chemicals, construction materials, containers and packaging, metals and mining and paper and forest products.


TECHNOLOGY SECTOR - RYDEX INVERSE TECHNOLOGY ETF

The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include companies from the following industries: internet software and services, IT services, software, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, semiconductors and semiconductor equipment, diversified telecommunication services and wireless telecommunication services.

UTILITIES SECTOR - RYDEX 2X S&P SELECT SECTOR UTILITIES ETF, RYDEX INVERSE UTILITIES ETF AND RYDEX INVERSE 2X S&P SELECT SECTOR UTILITIES ETF


The Funds will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Funds' Prospectus. Such companies may include companies from the following industries: electric utilities, gas utilities, multi-utilities and independent power producers and energy traders.

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE INVESTMENT STRATEGIES

To the extent discussed above and in the Prospectus, the Leveraged Funds and Leveraged Inverse Funds present certain risks, some of which are further described below.

LEVERAGE. The Leveraged Funds and Leveraged Inverse Funds employ leverage as a principal investment strategy and all of the Leveraged Funds and Leveraged Inverse Funds may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Leveraged Fund or Leveraged Inverse Fund achieves the right to a return on a capital base that exceeds the amount the Leveraged Fund or Leveraged Inverse Fund has invested. Leverage creates the potential for greater gains to shareholders of the Leveraged Funds and Leveraged Inverse Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of the Leveraged Funds and Leveraged Inverse Funds. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Leveraged Funds and Leveraged Inverse Funds to pay interest, which would decrease the Leveraged Funds' and Leveraged Inverse Funds' total return to shareholders. If the Leveraged Funds and Leveraged Inverse Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Leveraged Funds and Leveraged Inverse Funds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF THE LEVERAGED FUNDS AND LEVERAGED INVERSE FUNDS. As discussed in the Prospectus, each of the Leveraged Funds and Leveraged Inverse Funds are "leveraged" funds in the sense that each Fund has an investment objective to match a multiple of the performance of an index on a given day. The Leveraged Funds and Leveraged Inverse Funds are subject to all of the risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Leveraged Funds' and Leveraged Inverse Funds' use of leverage. For periods greater than one day, the use of leverage tends to cause the performance of a Leveraged Fund or Leveraged Inverse Fund to be either greater than, or less than, the Underlying Index performance times the stated multiple in the fund objective.


A Leveraged Fund's or Leveraged Inverse Fund's return for periods longer than one day is primarily a function of the following: (a) index performance; (b) index volatility; (c) financing rates associated with leverage; (d) other fund expenses; (e) dividends paid by companies in the index; and (f) period of time.

A leveraged fund's performance can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the fund's performance would be lower than shown.

The first table below shows the estimated fund return over a one-year period for a leveraged fund that has an investment objective to correspond to twice (200% of) the daily performance of an index. The leveraged fund could be expected to achieve a 30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." However, as the table shows, with an index volatility of 20%, such a fund would return 27%, again absent any costs or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." In the charts below, unshaded areas represent those scenarios where a leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund's investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund's investment objective.

                      LEVERAGED FUND MEDIAN ANNUAL RETURNS

    INDEX PERFORMANCE
-------------------------
  ONE YEAR    200% OF ONE                    MARKET VOLATILITY
   INDEX      YEAR INDEX    ---------------------------------------------------
PERFORMANCE   PERFORMANCE   10%   15%   20%   25%   30%   35%   40%   45%   50%
-----------   -----------   ---   ---   ---   ---   ---   ---   ---   ---   ---
    -40%          -80%      -64%  -64%  -65%  -65%  -67%  -68%  -69%  -70%  -71%
    -35%          -70%      -58%  -59%  -59%  -60%  -62%  -63%  -64%  -65%  -66%
    -30%          -60%      -52%  -53%  -52%  -53%  -55%  -56%  -58%  -60%  -61%
    -25%          -50%      -45%  -46%  -46%  -47%  -48%  -50%  -52%  -53%  -55%
    -20%          -40%      -36%  -37%  -39%  -40%  -41%  -43%  -44%  -47%  -50%
    -15%          -30%      -29%  -29%  -30%  -32%  -33%  -36%  -38%  -40%  -43%
    -10%          -20%      -20%  -21%  -23%  -23%  -26%  -28%  -31%  -32%  -36%
     -5%          -10%      -11%  -12%  -13%  -16%  -18%  -20%  -23%  -25%  -29%
      0%            0%       -1%   -2%   -4%   -6%   -8%  -11%  -14%  -17%  -20%
      5%           10%        9%    8%    6%    3%    2%   -3%   -5%   -8%  -12%
     10%           20%       19%   19%   16%   15%   10%    9%    4%    0%   -5%
     15%           30%       31%   29%   27%   25%   21%   19%   15%   11%    6%
     20%           40%       43%   41%   38%   35%   32%   27%   23%   18%   13%
     25%           50%       54%   52%   50%   48%   43%   39%   34%   29%   22%
     30%           60%       69%   64%   62%   58%   56%   49%   43%   39%   34%
     35%           70%       79%   77%   75%   70%   68%   61%   57%   50%   43%
     40%           80%       92%   91%   88%   82%   81%   73%   67%   62%   54%

The second table below shows the estimated fund return over a one-year period for a leveraged inverse fund that has an investment objective to correspond to twice (200% of) the opposite of the daily performance of an index. The leveraged inverse fund could be expected to achieve a -30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." However, as the table shows, with an index volatility of 20%, such a fund would return -33%, again absent any costs or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." In the charts below, unshaded areas represent those scenarios where a leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund's investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund's investment objective.

                  LEVERAGED INVERSE FUND MEDIAN ANNUAL RETURNS

      INDEX PERFORMANCE
-----------------------------
  ONE YEAR    200% INVERSE OF                    MARKET VOLATILITY
   INDEX       ONE YEAR INDEX   ---------------------------------------------------
PERFORMANCE     PERFORMANCE     10%   15%   20%   25%   30%   35%   40%   45%   50%
-----------   ---------------   ---   ---   ---   ---   ---   ---   ---   ---   ---
    -40%             80%        165%  153%  145%  127%  114%   99%   74%   57%   35%
    -35%             70%        130%  122%  109%   96%   84%   68%   51%   32%   17%
    -30%             60%         98%   93%   79%   68%   58%   46%   29%   16%    1%
    -25%             50%         73%   68%   58%   49%   36%   26%   13%    2%  -13%
    -20%             40%         51%   45%   39%   31%   20%   12%   -2%  -11%  -23%
    -15%             30%         35%   29%   23%   16%    6%   -2%  -12%  -22%  -30%
    -10%             20%         20%   16%    9%    3%   -5%  -13%  -21%  -30%  -39%
     -5%             10%          8%    5%   -2%   -8%  -14%  -21%  -30%  -38%  -46%
      0%              0%         -3%   -7%  -12%  -17%  -23%  -28%  -37%  -44%  -51%
      5%            -10%        -12%  -15%  -19%  -25%  -31%  -35%  -43%  -47%  -55%
     10%            -20%        -19%  -23%  -27%  -32%  -36%  -43%  -47%  -53%  -59%
     15%            -30%        -27%  -29%  -32%  -37%  -42%  -46%  -53%  -58%  -63%
     20%            -40%        -33%  -35%  -38%  -42%  -46%  -50%  -56%  -60%  -66%
     25%            -50%        -38%  -40%  -43%  -47%  -51%  -55%  -59%  -64%  -68%
     30%            -60%        -43%  -44%  -47%  -51%  -55%  -59%  -62%  -66%  -71%
     35%            -70%        -46%  -49%  -52%  -53%  -58%  -61%  -66%  -68%  -73%
     40%            -80%        -50%  -52%  -55%  -57%  -61%  -64%  -68%  -71%  -75%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged fund. The Leveraged Fund's or Leveraged Inverse Fund's actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under "Understanding Compounding & the Effect of Leverage" in the Prospectus.

MORE INFORMATION ABOUT THE UNDERLYING INDICES

INDEX DESCRIPTIONS. The Funds seek to provide investment results that match the performance of a specific benchmark on a daily basis. The current benchmark for each Fund and a description of each Fund's Underlying Index (each an "Underlying Index" and collectively, the "Underlying Indices") is set forth in the Funds' Prospectus under "More Information About the Funds - Benchmarks and Investment Methodology."

INDEX PROVIDER. The Rydex Inverse S&P 500 ETF, The Rydex 2x S&P 500 Growth ETF, Rydex Inverse S&P 500 Growth ETF, Rydex Inverse 2x S&P 500 Growth ETF, The Rydex 2x S&P 500 Value ETF, Rydex Inverse S&P 500 Value ETF, Rydex Inverse 2x S&P 500 Value ETF, The Rydex Inverse S&P MidCap 400 ETF, The Rydex 2x S&P MidCap 400 Growth ETF, Rydex Inverse S&P MidCap 400 Growth ETF, Rydex Inverse 2x S&P MidCap 400 Growth ETF, The Rydex 2x S&P MidCap 400 Value ETF, Rydex Inverse S&P MidCap 400 Value ETF, Rydex Inverse 2x S&P MidCap 400 Value ETF, The Rydex 2x S&P SmallCap 600 ETF, Rydex Inverse S&P SmallCap 600 ETF, Rydex Inverse 2x S&P SmallCap 600 ETF, The Rydex 2x S&P SmallCap 600 Growth ETF, Rydex Inverse S&P SmallCap 600 Growth ETF, Rydex Inverse 2x S&P SmallCap 600 Growth ETF, The Rydex 2x S&P SmallCap 600 Value ETF, Rydex Inverse S&P SmallCap 600 Value ETF, and Rydex Inverse 2x S&P SmallCap 600 Value ETF will be based upon the S&P 500(R) Index, S&P 500(R) Growth Index, S&P 500(R) Value Index, S&P MidCap 400(R) Index, S&P MidCap 400(R) Growth Index, S&P MidCap 400(R) Value Index, S&P

SmallCap 600(R) Index, S&P SmallCap 600(R) Growth Index and S&P SmallCap 600(R) Value ETF, respectively, compiled by Standard & Poor's, which is not affiliated with the Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.

The Rydex 2x NASDAQ 100 ETF, Rydex Inverse NASDAQ 100 ETF, Rydex Inverse 2x NASDAQ 100 ETF, and The Rydex 2x NASDAQ Biotech ETF, Rydex Inverse NASDAQ Biotech ETF, and Rydex Inverse 2x NASDAQ Biotech ETF will be based upon the NASDAQ 100 Index(R) and the NASDAQ Biotechnology Index(R), respectively, compiled by NASDAQ, which is not affiliated with the Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.

The Rydex 2x Russell 1000(R) ETF, Rydex Inverse Russell 1000(R) ETF, Rydex Inverse 2x Russell 1000(R) ETF, The Rydex 2x Russell 1000(R) Growth ETF, Rydex Inverse Russell 1000(R) Growth ETF, Rydex Inverse 2x Russell 1000(R) Growth ETF, The Rydex 2x Russell 1000(R) Value ETF, Rydex Inverse Russell 1000(R) Value ETF, Rydex Inverse 2x Russell 1000(R) Value ETF, The Rydex 2x Russell MidCap(R) ETF, Rydex Inverse MidCap(R) ETF, Rydex Inverse 2x MidCap(R) ETF, The Rydex 2x Russell MidCap(R) Growth ETF, Rydex Inverse Russell MidCap(R) Growth ETF, Rydex Inverse 2x Russell MidCap(R) Growth ETF, The Rydex 2x Russell MidCap(R) Value ETF, Rydex Inverse Russell MidCap(R) Value ETF, Rydex Inverse 2x Russell MidCap(R) Value ETF, The Rydex Inverse Russell 2000(R) ETF, The Rydex 2x Russell 2000(R) Growth ETF, Rydex Inverse Russell 2000(R) Growth ETF, Rydex Inverse 2x Russell 2000(R) Growth ETF, The Rydex 2x Russell 2000(R) Value ETF, Rydex Inverse Russell 2000(R) Value ETF, Rydex Inverse 2x Russell 2000(R) Value ETF, The Rydex 2x Russell 3000(R) ETF, Rydex Inverse Russell 3000(R) ETF, Rydex Inverse 2x Russell 3000(R) ETF, and The Rydex 2x Russell 3000(R) Growth ETF, Rydex Inverse Russell 3000(R) Growth ETF, Rydex Inverse 2x Russell 3000(R) Growth ETF, The Rydex 2x Russell 3000(R) Value ETF, Rydex Inverse Russell 3000(R) Value ETF, and Rydex Inverse 2x Russell 3000(R) Value ETF will be based upon the Russell 1000(R) Index, Russell 1000(R) Growth Index, Russell 1000(R) Value Index, Russell MidCap(R) Index, Russell MidCap(R) Growth Index, Russell MidCap(R) Value Index, Russell 2000(R) Index, Russell 2000(R) Growth Index, Russell 2000(R) Value Index, Russell 3000(R) Index, Russell 3000(R) Growth Index, and Russell 3000(R) Value Index, respectively, compiled by Frank Russell Company, which is not affiliated with the Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.


The Rydex 2x S&P Select Sector Consumer Discretionary ETF, Rydex Inverse Consumer Discretionary ETF, Rydex Inverse 2x S&P Select Sector Consumer Discretionary ETF, Rydex 2x S&P Select Sector Consumer Staples ETF, Rydex Inverse Consumer Staples ETF, Rydex Inverse 2x S&P Select Sector Consumer Staples ETF, Rydex Inverse Energy ETF, Rydex Inverse Financials ETF, Rydex Inverse Health Care ETF, The Rydex 2x S&P Select Sector Industrials ETF, Rydex Inverse Industrials ETF, Rydex Inverse 2x S&P Select Sector Industrials ETF, Rydex 2x S&P Select Sector Materials ETF, Rydex Inverse Materials ETF, Rydex Inverse 2x S&P Select Sector Materials ETF, Rydex Inverse Technology ETF, and the Rydex 2x S&P Select Sector Utilities ETF, Rydex Inverse Utilities ETF, and Rydex Inverse 2x S&P Select Sector Utilities ETF will be based upon the S&P Consumer Discretionary Index, S&P Consumer Staples Index, Energy Select Sector Index, Financials Select Sector Index, Health Care Select Sector Index, S&P Industrials Index, S&P Materials Index, Technology Select Sector Index and S&P Utilities Index, respectively, compiled Standard & Poor's, which is not affiliated with the Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.


The following sections provide additional information about the maintenance and operation of the S&P, NASDAQ, and Russell Indices included in the Funds' benchmarks.

S&P INDEX CALCULATION

S&P U.S. INDICES. On any given day, the index value is the quotient of the total float-adjusted market capitalization of the index's constituents and its divisor. Continuity in index values is maintained by adjusting the divisor for all changes in the constituents' share capital after the base date. This includes additions and deletions to the index, rights issues, share buybacks and issuances, and spin-offs. The divisor's time series is, in effect, a chronological summary of all changes affecting the base capital of the index. The divisor is adjusted such that the index value at an instant just prior to a change in base capital equals the index value at an instant immediately following that change.

S&P/CITIGROUP GROWTH AND VALUE INDEX SERIES. The S&P/Citigroup Style Index Series include all parent index stocks and measure growth and value in separate dimensions across seven risk factors (listed below) at the stock level. Raw values for each of the factors listed below are calculated for each company in the S&P/Citigroup Broad Market Index (BMI) universe, which has approximately twice as many stocks as the S&P Composite 1500. These raw values are then standardized by dividing the difference between each stock's raw score and the mean of the entire set by the standard deviation of the entire set. A Growth Score for each company is computed as the average of the standardized values of the three growth factors. Similarly, a Value Score for each company is computed as the average of the standardized values of the four value factors. The style scores are recalculated and indices rebalanced each December.

GROWTH FACTORS                               VALUE FACTORS
--------------                               -------------
-    5-Year Earnings per Share Growth Rate   -    Book Value to Price Ratio
-    5-Year Sales per Share Growth Rate      -    Cash Flow to Price Ratio
-    5-Year Internal Growth Rate             -    Sales to Price Ratio
                                             -    Dividend Yield

The S&P/Citigroup Growth and Value Indices are calculated following Standard & Poor's market capitalization-weighted, divisor-based index methodology. For example, for the S&P SmallCap 600/Citigroup Value Index:


INDEX VALUE(t)         =  Index Market Valuet/Index Divisor(t)

INDEX MARKET VALUE(t)  =  ("N" over "Sigma" over "x to 1")(IWF(x)(t))(Index
                          Shares (x)(t))(w(v)(t))(w(v)(x))(Price (x)(t))


Where,
IWF(x,t)               =  Investable Weight Factor of Stock X on date t

Index Shares(x,t)      =  Shares used for Stock X in the S&P SmallCap 600 on
                          date(t)

W(v,x)                 =  Percent of market capitalization of Stock X in the S&P
                          SmallCap 600/Citigroup Value index, calculated as per the previous section. This is calculated only once a year on the rebalancing date, or is specified when a new stock is added between rebalancing dates.

Price(x,t)             =  Price used for stock X in the S&P SmallCap 600 index
                          computation on date t

N                      =  Number of stocks in the S&P SmallCap 600/Citigroup
                          Value Index on date t (note that N < 600)

S&P INDEX MAINTENANCE

Maintaining the S&P Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on quarterly basis on the Friday near the end of the calendar year.

A company will be removed from the S&P Indices as a result of mergers/acquisitions, bankruptcy, restructuring, or if it no longer representative of its industry group. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

Once a year, the float adjustments will be reviewed. Each company's financial statements will be used to update the major shareholders' ownership. However, any Investable Weight Factor ("IWF") changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action (i.e. privatization, merger, takeover, or share offering.)

Changes in the number of shares outstanding driven by corporate events, such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiration of futures contracts). Implementations of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September, and December. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.spglobal.com.

NASDAQ INDEX CALCULATION

NASDAQ-100 INDEX. The NASDAQ-100 Index is calculated under a modified capitalization-weighted methodology. The methodology is expected to retain in general the economic attributes of capitalization-weighting while providing enhanced diversification. To accomplish this, NASDAQ will review the composition of the NASDAQ-100 Index on a quarterly basis and adjust the weightings of Index components using a proprietary algorithm, if certain pre-established weight distribution requirements are not met.

NASDAQ BIOTECHNOLOGY INDEX. The NASDAQ Biotechnology Index contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as either Biotechnology or Pharmaceuticals which also meet other eligibility criteria. The NASDAQ Biotechnology Index is calculated under a modified capitalization-weighted methodology.

NASDAQ INDEX MAINTENANCE

NASDAQ-100 INDEX. Except under extraordinary circumstances that may result in an interim evaluation, Index composition is reviewed on an annual basis as follows (the "Ranking Review"). Securities listed on The NASDAQ Stock Market which meet applicable eligibility criteria are ranked by market value. Index-eligible securities which are already in the Index and which are ranked in the top 100 eligible securities (based on market value) are retained in the Index. A security that is ranked 101 to 125 is also retained, provided that such security was ranked in the top 100 eligible securities as of the previous Ranking Review. Securities not meeting such criteria are replaced. The replacement securities chosen are those Index-eligible securities not currently in the Index that have the largest market capitalizations. The data used in the ranking includes end of October NASDAQ market data and is updated for total shares outstanding submitted in a publicly filed SEC document via EDGAR through the end of November.

In addition to the Ranking Review, the securities in the Index are monitored every day by NASDAQ with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions, or other corporate actions. NASDAQ has adopted the following weight adjustment procedures with respect to such changes. Changes in total shares outstanding arising from stock splits, stock dividends, or spin-offs are generally made to the Index on the evening prior to the effective date of such corporate action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5.0%, the change will be made as soon as practicable, normally within ten (10) days of such action. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December. In either case, the Index share weights for such Index securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index securities.

NASDAQ BIOTECHNOLOGY INDEX. Index securities are evaluated semi-annually as follows: Securities currently within the Index must meet the maintenance criteria of $100 million in market capitalization and 50,000 shares average daily trading volume. Index securities not meeting the maintenance criteria are retained in the Index provided that such securities met the maintenance criteria in the previous semi-annual ranking. Securities not meeting the maintenance criteria for two consecutive rankings are removed and Index-eligible securities not currently in the Index are added. Changes will occur after the close of trading on the third Friday in May and November. The data used in the ranking includes end of March and September NASDAQ market data and is updated for total shares outstanding submitted in a publicly filed SEC document via EDGAR through the end of April and October.

In addition to the Ranking Review, the securities in the Index are monitored every day by NASDAQ with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions, or other corporate actions. NASDAQ has adopted the following weight adjustment procedures with respect to such changes. Changes in total shares outstanding arising from stock splits, stock dividends, or spin-offs are generally made to the Index on the evening prior to the effective date of such corporate action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5.0%, the change will be made as soon as practicable, normally within ten (10) days of such action. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December. In either case, the Index share weights for such Index securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index securities.

RUSSELL INDEX CALCULATION

The securities in the Russell Indices (sometimes referred to as the "components") are reconstituted annually after the close on the last Friday in June to reflect changes in the marketplace. The Russell 3000(R) Index, includes the largest 3000 securities listed on any U.S. exchange ranked by decreasing total market capitalization. All U.S. incorporated companies listed on a U.S. exchange are considered for inclusion with the following rules and exceptions. Stocks must trade at or above $1.00 on May 31 to be eligible for inclusion. Although only one class of security is allowed into the indices, all common classes are combined to determine total market capitalization and available float. Tracking stocks are considered individually for membership. Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability companies, OTC bulletin boards and pink sheet stocks, closed-end investment companies, limited partnerships, and foreign stocks including American Depositary Receipts ("ADRs"). After component selection, stocks are weighted by their available market capitalization.

RUSSELL INDEX MAINTENANCE

The Russell Indices will be reconstituted annually. Securities that leave the Russell Indices, between reconstitution dates, for any reason (i.e., mergers, acquisitions, or other similar corporate activity) are not replaced. Thus, the number of securities in each Russell Index over the year will fluctuate according to corporate activity.

When a stock is acquired, delisted, reincorporated outside of the U.S. or moves to the pink sheets on OTC bulletin boards, the stock is deleted from the relevant indices. When acquisitions or mergers take place within a Russell Index, the stock's capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the Russell Index. The only additions between reconstitution dates are as a result of spin-offs and eligible initial public offerings ("IPOs").

Maintaining the Russell Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. In addition, significant changes to outstanding share capital changes are made at month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments will be made at the open of the ex-date using previous day closing prices.

COMMENCEMENT DATES OF THE UNDERLYING INDICES

The inception date of each Underlying Index is as follows:


BENCHMARK                          INCEPTION DATE
---------                          --------------
S&P 500(R) Index                   March 4, 1957
S&P 500(R) Growth Index            May 30, 1992
S&P 500(R) Value Index             May 30, 1992
S&P MidCap 400(R) Index            June 19, 1991
S&P MidCap 400(R) Growth Index     May 10, 1994
S&P MidCap 400(R) Value Index      May 10, 1994
S&P SmallCap 600(R) Index          October 28, 1994
S&P SmallCap 600(R) Growth Index   September 30, 1996
S&P SmallCap 600(R) Value Index    September 30, 1996
NASDAQ 100 Index(R)                January 31, 1985
Russell 1000(R) Index              December 31, 1986
Russell 1000(R) Growth Index       January 1987
Russell 1000(R) Value Index        January 1987
Russell MidCap(R) Index            November 1, 1991
Russell MidCap(R) Growth Index     1995
Russell MidCap(R) Value Index      1995
Russell 2000(R) Index              December 31, 1986
Russell 2000(R) Growth Index       June 1993
Russell 2000(R) Value Index        June 1993

BENCHMARK                          INCEPTION DATE
---------                          --------------
Russell 3000(R) Index              January 1984
Russell 3000(R) Growth Index       1995
Russell 3000(R) Value Index        1995
NASDAQ Biotechnology Index(R)      November 1, 1993
S&P Consumer Discretionary Index   December 30, 1994
S&P Consumer Staples Index         December 30, 1994
Energy Select Sector Index         December 30, 1994
Financials Select Sector Index     December 30, 1994
Health Care Select Sector Index    December 30, 1994
S&P Industrials Index              December 30, 1994
S&P Materials Index                December 30, 1994
Technology Select Sector Index     December 30, 1994
S&P Utilities Index                December 30, 1994


INDEX AVAILABILITY

Each Underlying Index is calculated continuously and widely disseminated to major data vendors.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES


The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.


FUNDAMENTAL POLICIES OF THE FUNDS

Each Fund shall not:


1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.


7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

5. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics similar to those of its benchmark without 60 days' prior notice to shareholders.


With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitations in 4 and 5 above that are specifically based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above, under the heading "Fundamental Policies of the Funds." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter. For purposes of non-fundamental policy 1, a Fund shall be deemed not to have warrants acquired by the Fund as a result of a corporate action or some other event affecting the companies in which it invests.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution", as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters," but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Funds are listed and traded on the Exchange. The shares of each Fund will trade on the Exchange at prices that may differ to some degree from a Fund's NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker's commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


Because as of October 31, 2008, none of the Funds had commenced operations, none of the Funds paid any aggregate brokerage commissions for the most recently completed Trust fiscal year.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.


Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.


To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.


In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. FINRA (formerly, the NASD) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

Because as of October 31, 2008, none of the Funds had commenced operations, none of the Funds paid any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor for the most recently completed Trust fiscal year.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Advisor or Rydex Distributors, Inc. (the "Distributor"), the distributor of the Funds' shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board, including those who are not "interested persons" of the Funds, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Because, as of October 31, 2008, none of the Funds had commenced operations, none of the Funds paid any brokerage commissions to the Distributor for the most recently completed Trust fiscal year.

SECURITIES OF "REGULAR BROKER-DEALERS." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. Because, as of October 31, 2008, none of the Funds had commenced operations, none of the Funds held securities of the Trust's "regular brokers or dealers" as of the most recently completed fiscal year.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. Because, as of October 31, 2008, none of the Funds had commenced operations, the Funds do not have a portfolio turnover rate to report for the most recently completed Trust fiscal year.


MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


                                POSITION(S)                                                    NUMBER OF
                               HELD WITH THE                      PRINCIPAL               PORTFOLIOS IN FUND
    NAME, ADDRESS              TRUST, TERM OF                   OCCUPATION(S)              COMPLEX OVERSEEN            OTHER
     AND AGE OF              OFFICE AND LENGTH                   DURING PAST                  BY TRUSTEE/          DIRECTORSHIPS
   TRUSTEE/OFFICER             OF TIME SERVED                      5 YEARS                     OFFICER            HELD BY TRUSTEE
---------------------   --------------------------   ----------------------------------   ------------------   ---------------------
                                                        INTERESTED TRUSTEES*
Michael P. Byrum (38)   Trustee from 2005 to         PADCO ADVISORS, INC.:                        157          None
                        present.                     Chief Investment Officer from
                                                     August 2006 to present; Chief
                                                     Operating Officer of PADCO
                                                     Advisors, Inc. from October 2003
                                                     to May 2004; Executive Vice
                                                     President from December 2002 to
                                                     May 2004; President from May 2004
                                                     to present;

                                POSITION(S)                                                    NUMBER OF
                               HELD WITH THE                      PRINCIPAL               PORTFOLIOS IN FUND
    NAME, ADDRESS              TRUST, TERM OF                   OCCUPATION(S)              COMPLEX OVERSEEN            OTHER
     AND AGE OF              OFFICE AND LENGTH                   DURING PAST                  BY TRUSTEE/          DIRECTORSHIPS
   TRUSTEE/OFFICER             OF TIME SERVED                      5 YEARS                     OFFICER            HELD BY TRUSTEE
---------------------   --------------------------   ----------------------------------   ------------------   ---------------------
                                                     and Secretary from December 2002
                                                     to present

                                                     PADCO ADVISORS II, INC.:
                                                     Chief Investment Officer from
                                                     August 2006 to present; Chief
                                                     Operating Officer of PADCO
                                                     Advisors II, Inc. from December
                                                     2003 to May 2004; Executive Vice
                                                     President from December 2002 to
                                                     May 2004; President from May 2004
                                                     to present; and Secretary from
                                                     December 2002 to present

                                                     RYDEX ADVISORY SERVICES:
                                                     President from August 2004 to
                                                     present

                                                     RYDEX CAPITAL PARTNERS I, LLC:
                                                     President and Secretary from
                                                     October 2003 to April 2007

                                                     RYDEX CAPITAL PARTNERS II, LLC:
                                                     President and Secretary from
                                                     October 2003 to April 2007

                                                     RYDEX DISTRIBUTORS, INC.:
                                                     Secretary from December 2001 to
                                                     May 2004; Executive Vice President
                                                     from December 2002 to May 2004;
                                                     and Chief Operating Officer from
                                                     December 2003 to May 2004

                                                     RYDEX FUND SERVICES, INC.:
                                                     Secretary from December 2002 to
                                                     present; Executive Vice President
                                                     from December 2002 to August 2006;
                                                     and Chief Operating Officer from
                                                     December 2003 to May 2004

                                                     RYDEX HOLDINGS, INC.:
                                                     Secretary from December 2005 to
                                                     present and Executive Vice
                                                     President from December 2005 to
                                                     August 2006

                                POSITION(S)                                                    NUMBER OF
                               HELD WITH THE                      PRINCIPAL               PORTFOLIOS IN FUND
    NAME, ADDRESS              TRUST, TERM OF                   OCCUPATION(S)              COMPLEX OVERSEEN            OTHER
     AND AGE OF              OFFICE AND LENGTH                   DURING PAST                  BY TRUSTEE/          DIRECTORSHIPS
   TRUSTEE/OFFICER             OF TIME SERVED                      5 YEARS                     OFFICER            HELD BY TRUSTEE
---------------------   --------------------------   ----------------------------------   ------------------   ---------------------
                                                     ADVISOR RESEARCH CENTER, INC.:
                                                     Secretary from May 2006 to present
                                                     and Executive Vice President from
                                                     May 2006 to August 2006

                                                     RYDEX SPECIALIZED PRODUCTS, LLC:
                                                     Director and Secretary from
                                                     September 2005 to present

Carl G. Verboncoeur     Trustee from 2004 to         PADCO ADVISORS, INC.:                        157          None
(56)                    present; President from      Director from January 2008 to
                        2003 to present; Vice        present; Chief Executive Officer
                        President from 1997 to       from October 2003 to January 2009;
                        present; and Treasurer       Executive Vice President of from
                        from 1997 to 2003.           December 2002 to October 2003;
                                                     President from October 2003 to May
                                                     2004; and Treasurer from December
                                                     2002 to present

                                                     PADCO ADVISORS II, INC.
                                                     Director from January 2008 to
                                                     present; Chief Executive Officer
                                                     from December 2003 to January 2009
                                                     Executive Vice President from
                                                     December 2002 to December 2003;
                                                     President from December 2002 to
                                                     May 2004; and Treasurer from
                                                     December 2003 to present

                                                     RYDEX CAPITAL PARTNERS I, LLC:
                                                     Treasurer from October 2003 to
                                                     April 2007, and Executive Vice
                                                     President from October 2003 to
                                                     August 2006

                                                     RYDEX CAPITAL PARTNERS II, LLC:
                                                     Treasurer from October 2003 to
                                                     April 2007, and Executive Vice
                                                     President from October 2003 to
                                                     August 2006

                                                     RYDEX ADVISORY SERVICES:
                                                     Chief Executive Officer from
                                                     August 2004 to January 2009

                                                     RYDEX DISTRIBUTORS, INC.:
                                                     President and Chief Executive
                                                     Officer

                                POSITION(S)                                                    NUMBER OF
                               HELD WITH THE                      PRINCIPAL               PORTFOLIOS IN FUND
    NAME, ADDRESS              TRUST, TERM OF                   OCCUPATION(S)              COMPLEX OVERSEEN            OTHER
     AND AGE OF              OFFICE AND LENGTH                   DURING PAST                  BY TRUSTEE/          DIRECTORSHIPS
   TRUSTEE/OFFICER             OF TIME SERVED                      5 YEARS                     OFFICER            HELD BY TRUSTEE
---------------------   --------------------------   ----------------------------------   ------------------   ---------------------
                                                     from December 2003 to January
                                                     2009; Treasurer from December 2002
                                                     to present; Executive Vice
                                                     President from December 2002 to
                                                     December 2003; and Vice President
                                                     from December 2001 to December
                                                     2002

                                                     RYDEX FUND SERVICES, INC.:
                                                     Chief Executive Officer from
                                                     December 2003 to January 2009;
                                                     President and Treasurer from
                                                     December 2002 to present; and
                                                     Executive Vice President from
                                                     December 2001 to December 2002

                                                     RYDEX HOLDINGS, INC.:
                                                     Executive Advisor from January
                                                     2009 to present; Chief Executive
                                                     Officer, President and Treasurer
                                                     from December 2005 to January 2009

                                                     ADVISOR RESEARCH CENTER, INC.:
                                                     Chief Executive Officer, President
                                                     and Treasurer from May 2006 to
                                                     January 2009

                                                     RYDEX SPECIALIZED PRODUCTS, LLC:
                                                     Chief Executive Officer, Director
                                                     and Treasurer from September 2005
                                                     to January 2009

                                                        INDEPENDENT TRUSTEES

Corey A. Colehour       Trustee and Member of the    Retired from August 2006 to                  157          None
(63)                    Audit and Governance and     present. President and Senior
                        Nominating Committees from   Vice President of Schield
                        2003 to present.             Management Company (registered
                                                     investment adviser) from 2003 to
                                                     2006

J. Kenneth Dalton       Trustee and Member of the    Retired                                      157          None
(68)                    Governance and Nominating

                                POSITION(S)                                                    NUMBER OF
                               HELD WITH THE                      PRINCIPAL               PORTFOLIOS IN FUND
    NAME, ADDRESS              TRUST, TERM OF                   OCCUPATION(S)              COMPLEX OVERSEEN            OTHER
     AND AGE OF              OFFICE AND LENGTH                   DURING PAST                  BY TRUSTEE/          DIRECTORSHIPS
   TRUSTEE/OFFICER             OF TIME SERVED                      5 YEARS                     OFFICER            HELD BY TRUSTEE
---------------------   --------------------------   ----------------------------------   ------------------   ---------------------
                        Committee from 2003 to
                        present; and Chairman of
                        the Audit Committee from
                        2006 to present.

John O. Demaret (69)    Chairman of the Board from   Retired                                      157          None
                        2006 to present; and
                        Trustee and Member of the
                        Audit and Governance and
                        Nominating Committees from
                        2003 to present.

Werner E. Keller (68)   Trustee and Member of the    Founder and President of Keller              157          None
                        Audit and Governance and     Partners, LLC (registered
                        Nominating Committees from   investment adviser) from 2005 to
                        2005 to present.             present; and retired from 2001 to
                                                     2005

Thomas F. Lydon, Jr.    Trustee and Member of the    President of Global Trends                   157          Board of Directors of
(49)                    Audit and Governance and     Investments (registered investment                        US Global Investors
                        Nominating Committees from   adviser) from 1996 to present                             since April 1995
                        2005 to present.
Patrick T.              Trustee, Chairman of the     Chief Executive Officer of Par               157          None
McCarville (66)         Governance and Nominating    Industries, Inc., d/b/a Par
                        Committee and Member of      Leasing from 1977 to present
                        the Audit Committee from
                        2003 to present.

Roger Somers            Trustee and Member of the    Founder and Chief Executive                  157          None
                                                     Officer

                                POSITION(S)                                                    NUMBER OF
                               HELD WITH THE                      PRINCIPAL               PORTFOLIOS IN FUND
    NAME, ADDRESS              TRUST, TERM OF                   OCCUPATION(S)              COMPLEX OVERSEEN            OTHER
     AND AGE OF              OFFICE AND LENGTH                   DURING PAST                  BY TRUSTEE/          DIRECTORSHIPS
   TRUSTEE/OFFICER             OF TIME SERVED                      5 YEARS                     OFFICER            HELD BY TRUSTEE
---------------------   --------------------------   ----------------------------------   ------------------   ---------------------
(64)                    Member of the
                        Audit and Governance and     of Arrow Limousine from
                        Nominating Committees from   1965 to present
                        2003 to present.

                                                               OFFICERS

Nick Bonos (45)         Vice President and           Senior Vice President of Fund                157          Not Applicable
                        Treasurer from 2003 to       Services of PADCO Advisors, Inc.
                        present.                     from August 2006 to present;
                                                     Senior Vice President of Rydex
                                                     Fund Services, Inc. from December
                                                     2003 to August 2006; Vice
                                                     President of Accounting, Rydex
                                                     Fund Services, Inc. from 2001 to
                                                     2003; and Chief Financial Officer
                                                     and Manager of Rydex Specialized
                                                     Products, LLC from September 2005
                                                     to present

Joanna M. Haigney       Chief Compliance Officer     Chief Compliance Officer of PADCO            157          Not Applicable
(42)                    from 2004 to present; and    Advisors, Inc. and PADCO Advisors
                        Secretary from 2000 to       II, Inc. from May 2005 to present
                        present.                     and Rydex Capital Partners I, LLC
                                                     and Rydex Capital Partners II, LLC
                                                     from August 2006 to April 2007;
                                                     Vice President of Compliance of
                                                     PADCO Advisors, Inc. from August
                                                     2006 to present; Assistant
                                                     Secretary of Rydex Distributors,
                                                     Inc. from December 2001 to
                                                     December 2003; and Vice President
                                                     of Rydex Distributors, Inc. from
                                                     December 2003 to May 2004 and
                                                     Rydex Fund Services, Inc. from
                                                     December 2001 to August 2006

Joseph Arruda (42)      Assistant Treasurer from     Vice President of PADCO Advisors,            157          Not Applicable
                        2006 to present.             Inc. and PADCO Advisors II, Inc.
                                                     from 2004 to present; Director of
                                                     Accounting of PADCO Advisors, Inc.
                                                     and PADCO Advisors II, Inc. from
                                                     2003 to 2004; Vice President of
                                                     Mutual Funds, State Street Bank &

                                POSITION(S)                                                    NUMBER OF
                               HELD WITH THE                      PRINCIPAL               PORTFOLIOS IN FUND
    NAME, ADDRESS              TRUST, TERM OF                   OCCUPATION(S)              COMPLEX OVERSEEN            OTHER
     AND AGE OF              OFFICE AND LENGTH                   DURING PAST                  BY TRUSTEE/          DIRECTORSHIPS
   TRUSTEE/OFFICER             OF TIME SERVED                      5 YEARS                     OFFICER            HELD BY TRUSTEE
---------------------   --------------------------   ----------------------------------   ------------------   ---------------------
                                                     Trust from 2000 to 2003

Paula Billos (34)       Controller from 2006 to      Director of Fund Administration of           157          Not Applicable
                        present.                     PADCO Advisors, Inc. and PADCO
                                                     Advisors II, Inc. from 2001 to
                                                     present


* Messrs. Verboncoeur and Byrum are "interested" persons of the Trust, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds' Advisor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

GOVERNANCE AND NOMINATING COMMITTEE. The Board has a standing Governance and Nominating Committee that is composed of each of the independent trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Governance and Nominating Committee is to identify, recommend and nominate candidates to fill vacancies, if any, on the Trust's Board. The Governance and Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. The Governance and Nominating Committee also reviews the compensation for the Board members. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Governance and Nominating Committee. The Governance and Nominating Committee met two (2) times during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Because as of December 31, 2008, none of the Funds had commenced operations, none of the Trustees beneficially own shares of the Funds as of December 31, 2008. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                       AGGREGATE DOLLAR RANGE OF
                                                       DOLLAR RANGE    SHARES IN ALL RYDEX FUNDS
        NAME                     FUND NAME            OF FUND SHARES     OVERSEEN BY TRUSTEE*
        ----            --------------------------   ---------------   -------------------------
                                        INTERESTED TRUSTEES
Michael P. Byrum        Rydex S&P Equal Weight ETF   $10,001-$50,000       $50,001-$100,000
Carl G. Verboncoeur     Rydex S&P Equal Weight ETF   $10,001-$50,000         Over $100,000
                                      INDEPENDENT TRUSTEES
Corey A. Colehour                  None                   None              $10,001-$50,000
J. Kenneth Dalton                  None                   None              $10,001-$50,000
John O. Demaret                    None                   None               Over $100,000
Thomas F. Lydon, Jr.               None                   None                   None
Werner E. Keller                   None                   None               Over $100,000
Patrick T. McCarville              None                   None              $10,001-$50,000
Roger J. Somers                    None                   None               Over $100,000

* Includes shares held in series of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended October 31, 2008:

                                                PENSION OR
                                                RETIREMENT
                            AGGREGATE        BENEFITS ACCRUED    ESTIMATED ANNUAL        TOTAL
                        COMPENSATION FROM   AS PART OF TRUST'S    BENEFITS UPON     COMPENSATION FROM
   NAME OF TRUSTEE            TRUST              EXPENSES           RETIREMENT        FUND COMPLEX *
   ---------------      -----------------   ------------------   ----------------   -----------------
                                        INTERESTED TRUSTEES**
Carl Verboncoeur             $     0                 $0                 $0               $      0
Michael P. Byrum             $     0                 $0                 $0               $      0
                                         INDEPENDENT TRUSTEES
Corey A. Colehour            $28,000                 $0                 $0               $150,000
J. Kenneth Dalton            $30,400                 $0                 $0               $162,500

                                                PENSION OR
                                                RETIREMENT
                            AGGREGATE        BENEFITS ACCRUED    ESTIMATED ANNUAL        TOTAL
                        COMPENSATION FROM   AS PART OF TRUST'S    BENEFITS UPON     COMPENSATION FROM
   NAME OF TRUSTEE            TRUST              EXPENSES           RETIREMENT        FUND COMPLEX *
   ---------------      -----------------   ------------------   ----------------   -----------------
John O. Demaret              $35,400                 $0                 $0               $187,500
Patrick T. McCarville        $29,200                 $0                 $0               $156,250
Roger J. Somers              $28,200                 $0                 $0               $150,000
Werner E. Keller             $28,000                 $0                 $0               $150,000
Thomas F. Lydon, Jr.         $28,000                 $0                 $0               $150,000

* Represents total compensation for service as Trustee of the Trust, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex Series Funds.

** Messrs. Verboncoeur and Byrum are Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Advisor. As officers of the Advisor, they do not receive compensation from the Trust.


CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISORY AGREEMENT

PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5,

1994 and, together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Rydex Investments.

On January 18, 2008, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") acquired Rydex Holdings, Inc., the Advisor's parent company, together with several other Rydex entities. As a result, the Advisor has undergone a change of control and is now a subsidiary of Security Benefit. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.


Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. As of February 1, 2009, net assets under management of the Advisor and its affiliates were approximately $12 billion. Pursuant to the Advisory Agreement, the Advisor is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, expenses of the Independent Trustees (including any Independent Trustees' counsel fees) and extraordinary expenses. For its investment management services, each Fund pays the Advisor the following fee at an annual rate based on the average daily net assets of that Fund. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

Because as of October 31, 2008, none of the Funds had commenced operations, the Advisor did not receive any investment advisory fees from the Funds for the most recently completed Trust fiscal year.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

                     REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                         COMPANIES(1, 2)              VEHICLES(1)            OTHER ACCOUNTS(1)
                   -------------------------   ------------------------   ------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF
      NAME          ACCOUNTS    TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS
      ----         ---------   -------------   ---------   ------------   ---------   ------------
Michael P. Byrum      150      $10.2 Billion       0            N/A           1       < $5 Million
Michael Dellapa       150      $10.2 Billion       0            N/A           7       < $5 Million
Ryan Harder           150      $10.2 Billion       0            N/A           6       < $5 Million

(1)  Information provided is as of October 31, 2007.

(2) The portfolio managers manage two registered investment companies, the Rydex Series Funds Multi-Cap Core Equity Fund and Rydex Variable Trust Multi-Cap Core Equity Fund, that are subject to a performance based advisory fee. The two Funds had $16.6 million in assets under management as of December 31, 2008.


CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by three components. The first component is a comparison of the portfolio manager's Fund performance, calculated on a pre-tax basis, relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio managers. Mutual fund peers do not exist for all Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500(R) Index, will be used for each Rydex Fund that seeks to track the performance of a published index. For a complete list and description of the external benchmarks used by the Funds, see "More Information About the Funds - Benchmarks and Investment Methodology" in the Funds' Prospectuses. An internal benchmark, such as the inverse of the S&P 500(R) Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's overall profitability as measured by its profit margin. The third component used to determine the discretionary bonus is based on a number of more subjective, but equally important, factors, including a portfolio manager's enhancements to existing products, creation of new products and concepts, support of sales, marketing, and client service, and contributions to the advancement of the organization as a whole.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of those Funds listed below, none of the portfolio managers beneficially owned shares of the Funds as of October 31, 2008.

                                DOLLAR RANGE OF FUND
PORTFOLIO MANAGER   FUND NAME          SHARES
-----------------   ---------   --------------------
Michael P. Byrum       None              $0
Michael Dellapa        None              $0
Ryan Harder            None              $0

ADMINISTRATION, CUSTODY AND TRANSFER AGENCY AGREEMENTS

State Street Bank and Trust Company (the "Administrator" or "Custodian" or "Transfer Agent") serves as Administrator, Custodian and Transfer Agent for the Funds. Its principal address is P.O. Box 5049,

Boston, Massachusetts 02206-5049. Under an Administration Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under a Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. The Advisor compensates the Administrator directly for the foregoing services. Because as of October 31, 2008, none of the Funds had commenced operations, the Funds did not pay any custody, administration and transfer agency expenses for the most recently completed Trust fiscal year.

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.


The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of each Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by a Fund. Each Fund's current distribution and shareholder services plan, as well as a description of the services performed under the plan, is described below.

DISTRIBUTION PLAN. Each Fund has adopted a Distribution Plan applicable to the shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of a Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.


No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2010. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

Because as of October 31, 2008, none of the Funds had commenced operations, the Funds did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges, for the most recently completed Trust fiscal year.

COSTS AND EXPENSES. Each Fund bears all expenses of its operation other than those assumed by the Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.


BUSINESS CONTINUITY AND DISASTER RECOVERY. The Advisor and the Distributor (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

Because as of the date of this SAI, the Funds have not yet commenced operations, there is no shareholder ownership information to report.


BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."


Depository Trust Company ("DTC") acts as securities depository for each Fund's shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").


Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of any Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A "Business Day" with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT (Leveraged Funds Only). The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities - the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the Fund's Underlying Index and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the

"Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.


The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of the shares; but the Advisor, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index being tracked by a Fund or resulting from certain corporate actions.


In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding share of a Fund.

CASH PURCHASE (INVERSE FUNDS AND LEVERAGED INVERSE FUNDS ONLY). Creation Units of the Inverse Funds and Leveraged Inverse Funds are sold only for cash ("Cash Purchase Amount"). Creation Units are sold at the net asset value next computed, plus a transaction fee, as described below.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Funds). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) ("Closing Time"), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING THE CLEARING PROCESS (LEVERAGED FUNDS ONLY). The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE OF THE CLEARING PROCESS. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. All purchases of the Inverse Funds and Leveraged Inverse Funds will be settled outside the Clearing Process. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date (for the Leveraged Funds). All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component or the Cash Purchase Amount (for the Inverse Funds and Leveraged Inverse Funds) must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m., Eastern Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities by 11:00 a.m. and the Cash Component or Cash Purchase Amount by 2:00 p.m., Eastern Time on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day based on the then current NAV of a Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

For the Leveraged Funds, Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m. or 4:00 p.m., Eastern Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.


ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Funds if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee of $XXX, assessed per transaction.

For the Leveraged Funds, an additional charge of up to four (4) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Leveraged Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 am, Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee." In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

The redemption proceeds for a Creation Unit of an Inverse Fund or a Leveraged Inverse Fund will consist solely of cash in an amount equal to the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee."

PLACEMENT OF REDEMPTION ORDERS USING THE CLEARING PROCESS (LEVERAGED FUNDS
ONLY). Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.


PLACEMENT OF REDEMPTION ORDERS OUTSIDE OF THE CLEARING PROCESS. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and the cash redemption amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., Eastern Time, respectively, on the next Business Day following such Transmittal

Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.


After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.


The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m., Eastern Time, if transmitted by other means on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or
(2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the shares of a Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.


For the Leveraged Funds, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

For the Inverse Funds and the Leveraged Inverse Funds, all redemptions will be in cash.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee of $XXX, assessed per transaction. For the Leveraged Funds, an additional charge of up to four (4) times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating NAV."

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for a Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a Regulated Investment Company (a "RIC") under the Internal

Revenue Code of 1986, as amended (the "Code"), or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.


DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.


FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.


REGULATED INVESTMENT COMPANY (RIC) STATUS

The Funds will seek to qualify for treatment as a RIC under the Internal Revenue Code of 1986, as amended. Provided that for each tax year each Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that a Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders and as qualified dividend income for individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had a Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.


Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.


Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).


In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. A Fund's shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Funds may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as sort-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15% for taxable years beginning before January 1, 2011. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.


OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

The Funds may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. The Funds may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments.


With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

BACK-UP WITHHOLDING

The Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

FOREIGN SHAREHOLDERS

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


OTHER ISSUES

The Funds may be subject to tax or taxes in certain states where the Funds do business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION


The Trust currently offers thirty-one (31) funds, all of which are offered in a separate SAI. The Board may designate additional funds. Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Funds, and in the net distributable assets of the Funds on liquidation.


PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.


Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market. This information typically reflects a Fund's anticipated holdings on the following business day. Daily access to information concerning a Fund's portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. Because as of March 1, 2009, none of the Funds had commenced operations, the Funds do not disclose any portfolio holdings information. Once the Funds have commenced operations, it is expected that the Funds will disclose their portfolio holdings and the percentages they represent of the Funds' net assets at least monthly, and as often as each day the Fund is open for business at www.rydexinvestments.com. More information about this disclosure is available at www.rydexinvestments.com.


From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.


The Funds' chief compliance officer, or a compliance manager designated by the chief compliance officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of each Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' chief compliance officer and the Fund, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the policies and procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the policies and procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund, which are not disclosed.


In addition to the permitted disclosures described above, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

SHAREHOLDER INQUIRIES

Shareholders may visit the Trust's web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S ("S&P")


The Rydex Inverse S&P 500 ETF, Rydex 2x S&P 500 Growth ETF, Rydex Inverse S&P 500 Growth ETF, Rydex Inverse 2x S&P 500 Growth ETF, Rydex 2x S&P 500 Value ETF, Rydex Inverse S&P 500 Value ETF, Rydex Inverse 2x S&P 500 Value ETF, Rydex Inverse S&P MidCap 400 ETF, Rydex 2x S&P MidCap 400 Growth ETF, Rydex Inverse S&P MidCap 400 Growth ETF, Rydex Inverse 2x S&P MidCap 400 Growth ETF, Rydex 2x S&P MidCap 400 Value ETF, Rydex Inverse S&P MidCap 400 Value ETF, Rydex Inverse 2x S&P MidCap 400 Value ETF, Rydex 2x S&P SmallCap 600 ETF, Rydex Inverse S&P SmallCap 600 ETF, Rydex Invers 2x S&P SmallCap 600 ETF, Rydex 2x S&P SmallCap 600 Growth ETF, Rydex Inverse S&P SmallCap 600 Growth ETF, Rydex Invers 2x S&P SmallCap 600 Growth ETF, Rydex 2x S&P SmallCap 600 Value ETF, Rydex Inverse S&P SmallCap 600 Value ETF, and Rydex Inverse 2x S&P SmallCap 600 Value ETF are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation, condition, or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of ANY Index to track general stock market performance. Standard & Poor's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names of Standard & Poor's and of the Indices which are determined, composed and calculated by Standard & Poor's without regard to Licensee or the Funds. Standard & Poor's has no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the Indices. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the NAV of the Funds. Standard & Poor's has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

Standard & Poor's does not guarantee the accuracy and/or the completeness of any Index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, condition or representation, express or implied, as to results to be obtained by Licensee, owners of the Funds, or any other person or entity from the use of any Index or any data included therein. Standard & Poor's makes no express or implied warranties, conditions or representations, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to any Index or data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of any Index or any data included therein, even if notified of the possibility of such damages.


NASDAQ

The Rydex 2x NASDAQ 100 ETF, Rydex Inverse NASDAQ 100 ETF, Rydex Inverse 2x NASDAQ 100 ETF, Rydex 2x NASDAQ Biotechnology ETF, Rydex Inverse NASDAQ Biotechnology ETF and the Rydex Inverse 2x NASDAQ Biotechnology ETF are not sponsored, endorsed, sold or promoted by The NASDAQ Stock Market, Inc. or its affiliates (NASDAQ, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, expressed or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the NASDAQ-100 Index(R) or the NASDAQ Biotechnology Index(R) to track general stock market performance. The Corporations' only relationship to Rydex Investments ("Licensee") is in the licensing of the NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R) and NASDAQ Biotechnology Index(R) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) and the NASDAQ Biotechnology Index(R) which are determined, composed and calculated by NASDAQ without regard to Licensee or the Funds. NASDAQ has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the NASDAQ-100 Index(R) or the NASDAQ Biotechnology Index(R). The Corporations are not responsible for and have not participated in the determiniation of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the NASDAQ-100 Index(R), the NASDAQ Biotechnology Index(R) or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensse, owners of the Funds, or any other person or entity from the use of the NASDAQ-100 Index(R), NASDAQ Biotechnology Index(R) or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ-100 Index(R), the NASDAQ Biotechnology Index(R) or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notifed of such damages.

FRANK RUSSELL COMPANY ("RUSSELL")


The Rydex 2x Russell 1000(R) ETF, Rydex Inverse Russell 1000(R) ETF, Rydex Inverse 2x Russell 1000(R) ETF, Rydex 2x Russell 1000(R) Growth ETF, Rydex Inverse Russell 1000(R) Growth ETF, Rydex Inverse 2x Russell 1000(R) Growth ETF, Rydex 2x Russell 1000(R) Value ETF, Rydex Inverse Russell 1000(R) Value ETF, Rydex Inverse 2x Russell 1000(R) Value ETF, Rydex 2x Russell MidCap(R) ETF, Rydex Inverse

Russell MidCap(R) ETF, Rydex Inverse 2x Russell MidCap(R) ETF, Rydex 2x Russell MidCap(R) Growth ETF, Rydex Inverse Russell MidCap(R) Growth ETF, Rydex Inverse 2x Russell MidCap(R) Growth ETF, Rydex 2x Russell MidCap(R) Value ETF, Rydex Inverse Russell MidCap(R) Value ETF, Rydex Inverse 2x Russell MidCap(R) Value ETF, Rydex Inverse Russell 2000(R) ETF, Rydex 2x Russell 2000(R) Growth ETF, Rydex Inverse Russell 2000(R) Growth ETF, Rydex Inverse 2x Russell 2000(R) Growth ETF, Rydex 2x Russell 2000(R) Value ETF, Rydex Inverse Russell 2000(R) Value ETF, Rydex Inverse 2x Russell 2000(R) Value ETF, Rydex 2x Russell 3000(R) ETF, Rydex Inverse Russell 3000(R) ETF, Rydex Inverse 2x Russell 3000(R) ETF, Rydex 2x Russell 3000(R) Growth ETF, Rydex Inverse Russell 3000(R) Growth ETF, Rydex Inverse 2x Russell 3000(R) Growth ETF, Rydex 2x Russell 3000(R) Value ETF, Rydex Inverse Russell 3000(R) Value ETF, and Rydex Inverse 2x Russell 3000(R) Value ETF are not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the applicable Russell Index to track general stock market performance or a segment of the same. Russell's publication of the Russell Indices in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the applicable Russell Index is based. Russell's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names of Russell and of the Russell Indices which is determined, composed and calculated by Russell without regard to the Trust or the Funds. Russell is not responsible for and has not reviewed the Funds nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indices. Russell has no obligation or liability in connection with the administration, marketing or trading of the Funds.


Russell does not guarantee the accuracy and/or the completeness of the Russell Indices or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to results to be obtained by the Trust, investors, owners of the Funds, or any other person or entity from the use of the Russell Indices or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indices or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

COUNSEL


Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, serves as the independent registered public accounting firm to the Trust and the Funds.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), P.O. Box 5049, Boston, MA 02206-5049, serves as custodian for the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION

     PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II. PROXY VOTING POLICIES AND PROCEDURES

A. Proxy Voting Policies

     Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

     The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

B. Proxy Voting Procedures

     Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such

Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:


     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.


III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

     The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:


     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and


     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

     To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (i.e., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (i.e., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV. SECURITIES SUBJECT TO LENDING ARRANGEMENTS

     For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V. SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

     Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI. ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

     Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (i.e., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION


     Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.


     Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information,


     With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex

Investments may keep Fund client records as part of Rydex Investments' records.


     Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

     Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (i.e., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections           Vote With Mgt.
B. Chairman and CEO is the Same Person                  Vote With Mgt.
C. Majority of Independent Directors                    Vote With Mgt.
D. Stock Ownership Requirements                         Vote With Mgt.
E. Limit Tenure of Outside Directors                    Vote With Mgt.
F. Director and Officer Indemnification and Liability
   Protection                                           Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions       Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election   Vote With Mgt.
B. Reimburse Proxy Solicitation                         Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                   Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board                   Vote With Mgt.
B. Cumulative Voting                                    Vote With Mgt.
C. Shareholder Ability to Call Special Meetings         Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification      Case-by-Case
B. Fair Price Provisions                                Vote With Mgt.
C. Supermajority Shareholder Vote Requirement           Vote With Mgt.
   To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement           Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                  Vote With Mgt.
B. Equal Access                                         Vote With Mgt.

C. Bundled Proposals                                    Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                           Vote With Mgt.
B. Stock Splits                                         Vote With Mgt.
C. Reverse Stock Splits                                 Vote With Mgt.
D. Preemptive Rights                                    Vote With Mgt.
E. Share Repurchase Programs                            Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and         Case-by-Case
   Directors Pay
B. Shareholder Ratification of Golden and Tin           Vote With Mgt.
   Parachutes
C. Employee Stock Ownership Plans                       Vote With Mgt.
D. 401(k) Employee Benefit Plans                        Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                       Vote With Mgt.
B. Voting on Reincorporation Proposals                  Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                             Case-by-Case
B. Corporate Restructuring                              Vote With Mgt.
C. Spin-Offs                                            Vote With Mgt.
D. Liquidations                                         Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications                Vote With Mgt.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1)   Certificate of Trust dated November 22, 2002 of Rydex ETF Trust (the
         "Registrant" or the "Trust") is incorporated herein by reference to Exhibit (a)(2) of the Registrant's Initial Registration Statement on
         Form N-1A (File No. 333-101625), as filed with the U.S. Securities and
         Exchange Commission (the "SEC") via EDGAR Accession No.
         0001047469-02-005491 on December 3, 2002.

(a)(2) Registrant's Agreement and Declaration of Trust dated November 22, 2002 is incorporated herein by reference to Exhibit (a)(1) of the Registrant's Initial Registration Statement on Form N-1A (File No.
         333-101625), as filed with the SEC via EDGAR Accession No.
         0001047469-02-005491 on December 3, 2002.

(a)(3)   Amendment dated November 21, 2005 to the Registrant's Agreement and
         Declaration of Trust dated November 22, 2002 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 6 to the
         Registrant's Registration Statement on Form N-1A (File No. 333-101625), as filed with the SEC via EDGAR Accession No. 0000935069-06-000534 on March 1, 2006.

(b) Registrant's Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 6 to the
         Registrant's Registration Statement on Form N-1A (File No. 333-101625), as filed with the SEC via EDGAR Accession No. 0000935069-06-000534 on March 1, 2006.

(c)      Not applicable.


(d)(1)   Advisory Agreement dated January 18, 2008 between the Registrant and
         PADCO Advisors II, Inc. is incorporated herein by reference to Exhibit
         (d) of Post-Effective Amendment No. 10 to the Registrant's Registration
         Statement on Form N-1A (File No. 333-101625), as filed with the SEC via
         EDGAR Accession No. 0000935069-08-000443 on February 28, 2008.

(d)(2)   Revised Schedule A, as last amended February 29, 2008, to the Advisory
         Agreement dated January 18, 2008 between the Registrant and PADCO
         Advisors II, Inc. is filed herewith.

(e)(1) Distribution Agreement dated January 18, 2008 between the Registrant and Rydex Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 10 to the Registrant's
         Registration Statement on Form N-1A (File No. 333-101625), as filed with the SEC via EDGAR Accession No. 0000935069-08-000443 on February
         28, 2008.

(e)(2)   Participant Agreement dated May 2, 2005 between Rydex Distributors,
         Inc., State Street Bank and Trust Company, and Goldman Sachs Execution
         & Clearing, L.P. is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 9 to

         the Registrant's Registration Statement on Form N-1A (File No.
         333-101625), as filed with the SEC via EDGAR Accession No.
         0000935069-07-000379 on February 28, 2007.


(e)(3)   Participant Agreement dated May 2, 2005 between Rydex Distributors,
         Inc., State Street Bank and Trust Company, and Goldman Sachs & Co. is incorporated herein by reference to Exhibit (e)(5) of Post-Effective
         Amendment No. 9 to the Registrant's Registration Statement on Form N-1A
         (File No. 333-101625), as filed with the SEC via EDGAR Accession No.
         0000935069-07-000379 on February 28, 2007.

(e)(4)   Participation Agreement dated July 17, 2006 between the Registrant and
         WT Mutual Fund is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 8 to the Registrant's Registration
         Statement on Form N-1A (File No. 333-101625), as filed with the SEC via
         EDGAR Accession No. 0000935069-06-003020 on November 8, 2006.

(f)      Not applicable.

(g)(1)   Custodian Agreement dated May 3, 2005 between the Registrant and State
         Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 9 to the Registrant's
         Registration Statement on Form N-1A (File No. 333-101625), as filed with the SEC via EDGAR Accession No. 0000935069-07-000379 on February
         28, 2007.

(g)(2)   First Amendment dated May 3, 2005 to the Custodian Agreement dated May
         3, 2005 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(2) of Post-Effective
         Amendment No. 6 to the Registrant's Registration Statement on Form N-1A
         (File No. 333-101625), as filed with the SEC via EDGAR Accession No.
         0000935069-06-000534 on March 1, 2006.


(g)(3)   Amendment and revised Appendix A dated September 13, 2007 to the
         Custodian Agreement dated May 3, 2005 between the Registrant and State
         Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 10 to the Registrant's
         Registration Statement on Form N-1A (File No. 333-101625), as filed with the SEC via EDGAR Accession No. 0000935069-08-000443 on February
         28, 2008.

(g)(4)   Amendment and revised Appendix A dated May 15 2008 to the Custodian
         Agreement dated May 3, 2005 between the Registrant and State Street
         Bank and Trust Company is filed herewith.

(g)(5)   Custody Agreement dated February 15, 2006 between U.S. Bank National
         Association, Rydex Fund Services and the Registrant, Rydex Series
         Funds, Rydex Dynamic Funds and Rydex Variable Trust is incorporated herein by reference to Exhibit (g)(6) of Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File No.
         333-101625), as filed with the SEC via EDGAR Accession No.
         0000935069-06-003020 on November 8, 2006.


(h)(1)   Sublicense Agreement dated April 11, 2003, between the Registrant and
         PADCO Advisors, Inc. is incorporated herein by reference to Exhibit
         (h)(3) of Pre-Effective Amendment No. 1 to the Registrant's
         Registration Statement on Form N-1A (File No.

         333-101625), as filed with the SEC via EDGAR Accession No.
         0001047469-03-013773 on April 17, 2003.

(h)(2) Administration Agreement dated April 29, 2005 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 6 to the
         Registrant's Registration Statement on Form N-1A (File No. 333-101625), as filed with the SEC via EDGAR Accession No. 0000935069-06-000534 on March 1, 2006.


(h)(3) Amendment dated September 13, 2007 to the Administration Agreement dated April 29, 2005 between the Registrant and State Street Bank and
         Trust Company is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 10 to the Registrant's Registration
         Statement on Form N-1A (File No. 333-101625), as filed with the SEC via
         EDGAR Accession No. 0000935069-08-000443 on February 28, 2008.

(h)(4)   Amendment and Amended and Restated Exhibit A dated May 14, 2008 to the
         Administration Agreement dated April 29, 2005 between the Registrant and State Street Bank and Trust Company is filed herewith.


(h)(5)   Transfer Agency and Service Agreement dated May 3, 2005 between the
         Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No.
         333-101625), as filed with the SEC via EDGAR Accession No.
         0000935069-06-000534 on March 1, 2006.


(h)(6)   Amendment dated September 13, 2007 to the Transfer Agency and Services
         Agreement dated May 3, 2005, including revised Schedule A, between the
         Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No 10 to the Registrant's Registration Statement on Form N-1A (File No.
         333-101625), as filed with the SEC via EDGAR Accession No.
         0000935069-08-000443 on February 28, 2008.

(h)(7)   Amendment and Amended and Restated Exhibit A dated May 14, 2008 to the
         Transfer Agency and Service Agreement dated May 3, 2005 between the
         Registrant and State Street Bank and Trust Company is filed herewith.


(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)      Consent of independent registered public accounting firm, Ernst & Young
         LLP, is filed herewith.

(k)      Not applicable.

(l)(1)   Subscription Agreement dated April 11, 2003 between the Registrant and
         PADCO Advisors II, Inc., is incorporated herein by reference to Exhibit
         (l)(1) of Pre-Effective Amendment No. 1 to the Registrant's
         Registration Statement on Form N-1A (File No. 333-101625), as filed with the SEC via EDGAR Accession No. 0001047469-03-013773 on April 17,
         2003.

(l)(2)   Form of Letter of Representations between the Registrant and Depository
         Trust Company is incorporated herein by reference to Exhibit (l)(2) of Pre-Effective Amendment No. 1 to

         the Registrant's Registration Statement on Form N-1A (File No.
         333-101625), as filed with the SEC via EDGAR Accession No.
         0001047469-03-013773 on April 17, 2003.


(m)(1) Distribution Plan dated April 11, 2003 is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 10 to the
         Registrant's Registration Statement on Form N-1A (File No. 333-101625), as filed with the SEC via EDGAR Accession No. 0000935069-08-000443 on February 28, 2008.

(m)(2)   Amendment dated February 29, 2008 to the Distribution Plan dated April
         11, 2003 is filed herewith.


(n)      Not applicable.

(o)      Not applicable.


(p)      Combined Code of Ethics for the Registrant, Rydex Series Funds, Rydex
         Dynamic Funds, Rydex Variable Trust, PADCO Advisors, Inc. d/b/a Rydex
         Investments, PADCO Advisors II, Inc. d/b/a Rydex Investments, Rydex
         Capital Partners I, LLC, Rydex Capital Partners II, LLC, and Rydex
         Distributors, Inc. is incorporated herein by reference to Exhibit
         (p)(1) of Post-Effective Amendment No. 39 to the Registration Statement of Rydex Variable Trust (File No. 333-57017), as filed with the SEC via
         EDGAR Accession No. 0001104659-09-009522 on February 13, 2009.

(q)      Powers of Attorney for Werner E. Keller, Thomas F. Lydon, Corey A.
         Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 76 to the Registration Statement of Rydex
         Series Funds (File No 033-59692), as filed with the SEC via EDGAR
         Accession No. 0000935069-08-001345 on May 30, 2008.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Not Applicable.

ITEM 25. INDEMNIFICATION

The Registrant is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust dated November 22, 2002, as amended (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, and the Investment Company Act of 1940. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

PADCO Advisors II, Inc., d/b/a Rydex Investments (the "Adviser") is the investment adviser for the Trust. The Adviser also serves as investment adviser to a number of other investment companies. The principal address of the Adviser is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940.

                               POSITION
      NAME                   WITH ADVISOR                                       OTHER BUSINESS
      ----           -----------------------------   -------------------------------------------------------------------------------
Richard M. Goldman   Chief Executive Officer (CEO)   Chief Executive Officer (CEO) and Director of PADCO Advisors, Inc.
                     and Director                    Chief Executive Officer (CEO), President and Director of Rydex Distributors,
                                                     Inc.
                                                     Senior Vice President of Security Benefit Corporation
                                                     President and Managing Member Representative of Security Investors, LLC
                                                     Director of Security Distributors, Inc
                                                     Director, First Security Benefit Life Insurance and Annuity Company of New York
                                                     President and Chairman of the Board of Security Funds

Michael P. Byrum     Chief Investment Officer        CIO, Director, President and Secretary of PADCO Advisors, Inc.
                     (CIO), President, Secretary     Secretary of Rydex Fund Services, Inc.
                     and Director                    CIO of Rydex Holdings, LLC
                                                     Trustee and Vice President of Rydex Series Funds
                                                     Trustee and Vice President of Rydex Dynamic Funds
                                                     Trustee and Vice President of Rydex Variable Trust
                                                     Trustee and Vice President of Rydex ETF Trust
                                                     Manager of Rydex Specialized Products, LLC
                                                     Secretary of Advisor Research Center, Inc.
                                                     Director of Rydex Variable Trust Managed Futures Strategy CFC
                                                     Director of Rydex Managed Futures Strategy CFC
                                                     President & CIO or Rydex Advisory Services, LLC.

Thomas Kaehr         Vice President and Treasurer    Vice President and Treasurer of PADCO Advisors, Inc.
                                                     Treasurer of Rydex Holdings, LLC.
                                                     Treasurer of Rydex Distributors, Inc.

                               POSITION
      NAME                   WITH ADVISOR                                       OTHER BUSINESS
      ----           -----------------------------   -------------------------------------------------------------------------------
Joanna M. Haigney    Chief Compliance Officer        Chief Compliance Officer of PADCO Advisors, Inc.
                                                     Director of Rydex Distributors, Inc.
                                                     Chief Compliance Officer and Secretary of Rydex Series Funds
                                                     Chief Compliance Officer and Secretary of Rydex Dynamic Funds
                                                     Chief Compliance Officer and Secretary of Rydex ETF Trust
                                                     Chief Compliance Officer and Secretary of Rydex Variable Trust
                                                     Chief Compliance Officer of Rydex Advisory Services, LLC.


ITEM 27. PRINCIPAL UNDERWRITERS

(a) Rydex Distributors, Inc. (formerly, PADCO Financial Services, Inc.) serves as the principal underwriter for the Registrant, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

(b) The following information is furnished with respect to the directors and officers of Rydex Distributors, Inc.


         NAME AND                         POSITIONS AND                     POSITIONS AND
PRINCIPAL BUSINESS ADDRESS          OFFICES WITH UNDERWRITER           OFFICES WITH REGISTRANT
--------------------------   ------------------------------------   ----------------------------
Richard M. Goldman                Director, CEO, & President              CEO and Director
Catherine Ayers-Rigsby                    FINOP & CFO                           None
Marc Zeitoun                               Director                             None
Amy Lee                      Chief Compliance Officer & Secretary               None
Keith Fletcher                             Director                             None
Joanna Haigney                             Director                           Secretary
Thomas R. Kaehr                            Treasurer                Vice President and Treasurer


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and records required to be maintained and preserved by
Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 and by the State Street Bank and Trust Company at 150 Newport Avenue, 4th Floor, Quincy, Massachusetts 02171 and Two Avenue de Lafayette, Boston, Massachusetts 02111.

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 11 to Registration Statement 333-101625 to be signed on its behalf by the undersigned, duly authorized, in the City of Rockville, State of Maryland on the 27th day of February, 2009.


                                        RYDEX ETF TRUST


                                        /s/ Carl G. Verboncoeur
                                        ----------------------------------------
                                        Carl G. Verboncoeur
                                        President


Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                               TITLE                         DATE
---------                                               -----                         ----



/s/ Carl G. Verboncoeur                 President and Chief Executive Officer   February 27, 2009
-------------------------------------
Carl G. Verboncoeur


                  *                     Member of the Board of Trustees         February 27, 2009
-------------------------------------
J.Kenneth Dalton


                  *                     Member of the Board of Trustees         February 27, 2009
-------------------------------------
John O. Demaret


                  *                     Member of the Board of Trustees         February 27, 2009
-------------------------------------
Patrick T. McCarville


                  *                     Member of the Board of Trustees         February 27, 2009
-------------------------------------
Roger Somers


                  *                     Member of the Board of Trustees         February 27, 2009
-------------------------------------
Corey A. Colehour


/s/ Michael P. Byrum                    Member of the Board of Trustees         February 27, 2009
-------------------------------------
Michael P. Byrum


                  *                     Member of the Board of Trustees         February 27, 2009
-------------------------------------
Werner E. Keller



                  *                     Member of the Board of Trustees         February 27, 2009
-------------------------------------
Thomas F. Lydon


/s/ Nick Bonos                          Vice President and Treasurer            February 27, 2009
-------------------------------------
Nick Bonos



* /s/ Carl G. Verboncoeur
  -----------------------------------
  Carl G. Verboncoeur


* Attorney-in-Fact, pursuant to powers of attorney for Werner E. Keller, Thomas F. Lydon, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers which are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 76 to Rydex Series Funds' Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000935069-08-001345 on May 30, 2008.

                                  EXHIBIT INDEX

EXHIBIT NUMBER                             EXHIBIT:
--------------                             --------
EX-99.D2         Revised Schedule A, as last amended February 29, 2008, to the
                 Advisory Agreement dated January 18, 2008 between the
                 Registrant and PADCO Advisors II, Inc.

EX-99.G4         Amendment and revised Appendix A dated May 15 2008 to the
                 Custodian Agreement dated May 3, 2005 between the Registrant and State Street Bank and Trust Company

EX-99.H4         Amendment and Revised Exhibit A dated May 14, 2008 to the
                 Administration Agreement dated April 29, 2005 between the
                 Registrant and State Street Bank and Trust Company

EX-99.H7         Amendment and Revised Exhibit A dated May 14, 2008 to the
                 Transfer Agency and Service Agreement dated May 3, 2005 between the Registrant and State Street Bank and Trust Company

EX-99.I          Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP

EX-99.J          Consent of independent registered public accounting firm, Ernst
                 & Young LLP

EX-99.M2 Amendment dated February 29, 2008 to the Distribution Plan dated April 11, 2003